UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

WEALTHBUILDINGOPPORTUNIT Y Ohio National Fund, Inc. Annual Report DECEMBER 31, 2009 Ohio National Fund, Inc. Ohio National Financial Services ,, Ohio National Fund, Inc. Post Office Box 371 Cincinnati, Ohio 45201 Form 1320 Rev. 2-10

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Management’s Discussion of Fund Performance, Portfolio Composition, and Financial Statements for each of the Fund’s Portfolios:
Equity Portfolio	3
Money Market Portfolio	10
Bond Portfolio	15
Omni Portfolio	23
International Portfolio	32
Capital Appreciation Portfolio	41
Millennium Portfolio	48
International Small-Mid Company Portfolio	54
Aggressive Growth Portfolio	61
Small Cap Growth Portfolio	67
Mid Cap Opportunity Portfolio	74
S&P 500® Index Portfolio	80
Strategic Value Portfolio	91
High Income Bond Portfolio	98
Capital Growth Portfolio	111
Nasdaq-100® Index Portfolio	118
Bristol Portfolio	124
Bryton Growth Portfolio	130
U.S. Equity Portfolio	136
Balanced Portfolio	142
Income Opportunity Portfolio	150
Target VIP Portfolio	158
Target Equity/Income Portfolio	165
Bristol Growth Portfolio	171
Notes to Financial Statements	177
Report of Independent Registered Public Accounting Firm	200
Additional Information (Unaudited)	201
Information About Directors and Officers (Unaudited)	211

[THIS PAGE INTENTIONALLY LEFT BLANK]

President’s Message

Dear Investor:

If one were to look only at the equity market and fixed income returns for 2009, without looking at the events of the full year, one might conclude that 2009 was a very good year. After all, the Standard & Poor’s 500 Index finished the year up 26.5 percent, the best return for the index in six years and the second best return for the decade. Other markets fared even better with the Nasdaq Composite Index up 45.4 percent and the MSCI EAFE Index up 32.4 percent. Even the fixed income markets offered better-than-typical equity market returns posting 19.8 percent according to the Merrill Lynch U.S. Corporate Master Index.

However, the path to these very strong returns was anything but straight. The first quarter of 2009 started out as a continuation of 2008 with the Standard & Poor’s 500 Index down 24.6 percent through March 9, the low point for the year. From there, the market staged a tremendous recovery. Whether this was due to continued low interest rates, unprecedented government intervention, or just the belief that the market cannot go down forever, is difficult to say, but most were not asking why, but rather enjoying a long overdue market rally.

The Ohio National Fund

In general, the Portfolios in the Ohio National Fund performed well in 2009. Of course, all had positive returns, with several in excess of 40 percent and one over 50 percent. Fourteen of the twenty-one actively managed Portfolios ranked in the top half of their peer group and eight were in the top quartile. Some of the Portfolios that performed particularly well were the Equity Portfolio, sub-advised by Legg Mason Capital Management, which outperformed its benchmark by 1,265 basis points; the Small Cap Growth Portfolio sub-advised by Janus Capital Management, which outperformed its benchmark by 1,629 basis points; and the Capital Appreciation Portfolio sub-advised by Jennison Associates, which outperformed its benchmark by 1,638 basis points.

Finally, all of the Portfolios sub-advised by Suffolk Capital Management performed well, beating their respective benchmarks by 126 basis points to 937 basis points and ranking no worse than the top half of their peer group with two in the top quartile and one in the top decile.

There was one change in the Ohio National Fund’s portfolio management firms. In December, Goldman Sachs Asset Management was hired to sub-advise the Mid Cap Opportunity Portfolio. We hope that Goldman Sachs will be able to improve the performance.

Looking Ahead

From a portfolio management perspective, 2009, for all if its difficulties, was actually an easy year to manage money. The overriding question was simply, “Do you believe the economy will recover or do you believe the economy is leading towards depression?” Those who correctly answered that question positioned their portfolios for growth and were rewarded with very good returns. Those who believed the market had farther to fall positioned their portfolios defensively, and while they may still have enjoyed positive, perhaps even double digit returns, underperformed their benchmarks.

Fortunately, it appears that most of our managers answered the question correctly.

In 2010, neither the question nor the answer is nearly as clear. Many of the factors that have been a drag on the economy will continue to act as such, as job losses continue, unemployment remains in double digits, the housing market remains precarious and many states’ finances are fragile. Whether the market will continue its upward march in spite of these headwinds is difficult to say, but it’s the question that our portfolio managers will have to answer.

Thank you for entrusting your assets to the Ohio National Fund. We look forward to serving your investment needs.

Sincerely,
John J. Palmer, FSA
President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
L. Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund Directors and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2009, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.
Equity Portfolio

 Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing primarily in common stocks or other equity securities.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	39.11%
Five years	-7.71%
Ten years	-2.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Equity Portfolio returned 39.11% versus 26.46% for the current benchmark, the S&P 500 Index.

Investors saw the major averages follow what seemed like a roller coaster ride during 2009, with the S&P 500 Index declining by nearly 25% between January 1 and March 9 before rising by nearly 68% between March 10 and December 31. The final tally was a 26.5% gain on the market, with the dynamics of the collapse and subsequent rally particularly pronounced for the financial stocks. The S&P Composite 1500 Financial Index fell 48.5% between the beginning of the year and the market bottom, but subsequently rallied 124.2% to end the year. Even national franchise financials posted amazing gains, with Bank of America Corp. up 300% from March through December and Wells Fargo & Co. up 172% over that time. The nature of the financial crisis was such that many investors were unloading their bank shares in a panic as the political rhetoric calling for nationalization heated up. As the crisis subsided, the risk of nationalization abated and investors could begin to discount the substantial normalized earning power of many of the financials. The equity markets over the last year were characterized by two things: the panic of the crisis and the outsized profits earned by those investors willing to take a chance on any companies that were given low probabilities of survival. Government efforts to restore liquidity and repair balance sheets, particularly through TARP (Troubled Asset Relief Program), helped restore confidence and drew capital back into the system.

The Portfolio did well during 2009, out-performing its S&P 500 Index benchmark. Information Technology stocks were among the best performers in the Portfolio, with eBay, Inc., Texas Instruments, Inc. and International Business Machines Corp. among the leading performers for the year ended December 31, 2009. Financials were also a source of out-performance during the year, with Aflac, Inc., The Goldman Sachs Group, Inc., Capital One Financial Corp., Wells Fargo & Co. and JPMorgan Chase & Co. all leading performers in the sector. Outside of these two sectors, there were leaders in the Consumer Discretionary sector, including Sears Holdings Corp. and Amazon.com, Inc., which both more than doubled during the year. Finally, the Portfolio’s large weight in power producer The AES Corp. benefited performance, with the stock’s 62.5% gain during the year helping to drive performance. Laggards emerged in the Industrials space, with General Electric Co.’s drop during the year hurting relative performance, along with the challenged performance of biotech stocks like Genzyme Corp. and Amgen, Inc. and managed-care stocks like UnitedHealth Group, Inc. and Aetna, Inc.(1)

The top five contributors were Amazon.com, Inc., Aflac, Inc., The AES Corp., Sears Holdings Corp., and eBay, Inc. The top five performers were Amazon.com, Inc., Aflac, Inc., American Express Co., MetLife Inc., and Sears Holdings Corp.(1)

Amazon.com, Inc. defied broader retail trends throughout 2009 thanks to its laser focus on pricing and its decision to emphasize low- or no-cost shipping with its Amazon SuperSaver and Prime offerings, staking a clear position as an everyday low price leader.

The company posted strong quarterly results throughout the year, punctuated by a stellar third quarter that sent shares up more than 25% in one day. Amazon.com, Inc. continues to gain share in e-commerce, which itself is gaining share from traditional retail. We believe its digital media distribution initiatives, Amazon Prime and Web Services should help to drive longer-term growth and reduce the risk that its core business is disrupted by media digitization.(1)

The AES Corp. contributed significantly to the Portfolio’s out-performance last year, thanks to this global power generator reporting better-than-expected earnings each quarter during the year. Investor fears about The AES Corp.’s leverage proved unfounded for the second crisis in a row, with both the holding company and its multitude of subsidiaries easily staying current on their debt obligations. The company’s decision late in the year to raise capital, selling equity to China Investment Corporation, put a damper on stock performance. This equity sale was dilutive to existing shareholders.(1)

Aflac, Inc. shares have more than doubled since the Portfolio initiated a position in the insurer in February 2009, thanks to better-than-expected earnings in all three subsequent quarters. Investors had overly discounted the impact of credit losses in its portfolio, particularly its hybrid securities investments. The market also underestimated the impact of a stronger yen on Aflac, Inc.’s statutory capital adequacy ratio, which remains well above levels required for its “AA” credit rating. We believe investors will continue to shift their attention to Aflac, Inc.’s earnings power and its low valuation of nine times 2010 earnings as they gain more confidence in the company’s ability to manage investment losses.(1)

Sears Holdings Corp. more than doubled in 2009, as an improving U.S. economy, better holiday sales outlook, strong cost controls

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

amid a recession, and a six-fold increase in the company’s share repurchase authorization in mid-December encouraged investors to bid up the company’s shares. Despite its strong performance for the year, we remain positive on Sears Holdings Corp.’s shares and continue to believe in the ability of Chairman Eddie Lampert to realize significant value through improvements in Sears Holdings Corp.’s current operations and through intelligent allocation of the company’s cash flow.(1)

eBay, Inc. shares faced pressure early in the year due to concerns that the auction business was broken, but rallied heartily off the March bottom through the end of the year as it became clear that this business had stabilized. The company sold most of its much-maligned Skype unit in late summer, for what we viewed as a nice price, while retaining an equity stub. CEO John Donahoe continues to make rational capital allocation decisions, a departure from prior regimes. We continue to believe eBay, Inc. has strong prospects in both e-commerce and payments.(1)

Between the acquisition of Merrill Lynch and the government’s TARP investment, Bank of America Corp. was in the policy spotlight for over a year. The holding hurt performance as these regulatory challenges abounded, leading to the unexpected resignation of CEO Ken Lewis at the end of September. We continue to believe investors are underestimating the long-term earnings power of the Merrill Lynch and Countrywide Financial acquisitions, and the stock is attractively valued at just over seven times 2011 earnings estimates.(1)

Citigroup, Inc. detracted significantly from performance despite the Portfolio’s short holding period. Amid fears of bankruptcy and nationalization, Citigroup, Inc.’s shares fell by almost 75% into the March lows. The Portfolio liquidated its holdings ahead of concerns about dilution from the government’s proposed conversion of preferred shares to common shares, a move that we thought to be destructive to long-term shareholder value.(1)

Shares of Eastman Kodak Co. under-performed over the past twelve months as weak consumer spending cut into revenues and profits and as liquidity concerns continued to plague the stock. The company reported fourth-quarter results significantly below analyst estimates, and delivered a first-quarter report in April that was equally gloomy, including the suspension of its dividend. Shares bounced back somewhat after the company suggested demand and fundamentals were improving, but fell again after a highly dilutive increase in capital last month. Despite the challenges, we continue to believe Eastman Kodak Co. is an attractive turnaround story and that its shares will rebound from current levels.(1)

We have used the second half of 2009 to broaden out the Portfolio and move up the quality and market cap ladder. We think the Portfolio is positioned well to take advantage of the shift in market leadership that we and other observers have been anticipating. Moreover, we believe that signs of this shift continued throughout the fall and early winter. We are gradually trimming the top positions in the Portfolio and adding to smaller, existing positions.(1)

Many observers remain skeptical that the rally of 2009 will carry over into 2010, as the deeper structural issues facing the U.S. economy come to bear. Those issues include a shadow inventory of homes that are approaching foreclosure and may swamp the market, causing a “double dip” in the housing markets. Souring commercial real estate loans and unemployment that looks to remain elevated throughout the year and into 2011 are also touted as reasons for concern. However, we remain bullish on the outlook for U.S. equities in 2010. Some of us are more bullish than others, but it basically boils down to varying degrees of optimism. In recent commentaries, we have written that we thought the S&P 500 Index could trade in the range of 1,250 to 1,350 by the end of 2010. As we review the available evidence today, that still seems to us like a reasonable range of expectations. We believe the outlook for corporate earnings is also quite strong. First Call’s earnings revision index was a remarkably strong 74.3% in the last week of December. In fact, ISI Group calls the strength in First Call’s revision index over the last 13 weeks “unprecedented by a fairly wide margin.” The regression model ISI uses to forecast corporate earnings is projecting 35% annualized increases in the fourth quarter of 2009 and the first half of 2010. In our view, the current consensus forecast for S&P 500 earnings of $76.25 per share in 2010 has as good a chance of being low as it does of being high.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	96.8
Preferred Stocks (3)	0.2
Repurchase Agreements and Other Net Assets	3.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets
1.	AES Corp. / The	8.2
2.	Aflac, Inc.	3.7
3.	Sears Holdings Corp.	3.5
4.	Aetna, Inc.	3.4
5.	eBay, Inc.	3.3
6.	International Business Machines Corp.	3.2
7.	Hewlett-Packard Co.	3.1
8.	CA, Inc.	3.0
9.	Cisco Systems, Inc.	3.0
10.	Capital One Financial Corp.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Information Technology	27.9
Financials	25.8
Consumer Discretionary	16.0
Health Care	10.5
Utilities	8.2
Industrials	3.5
Consumer Staples	1.6
Energy	1.6
Materials	1.1
Telecommunication Services	0.8

97.0

Ohio National Fund, Inc.
Equity Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 96.8%	Shares	Value

CONSUMER DISCRETIONARY – 16.0%
Diversified Consumer Services – 0.8%
Apollo Group, Inc. Class A (a)	28,800	$1,744,704

Hotels, Restaurants & Leisure – 0.9%
Yum! Brands, Inc.	61,300	2,143,661

Internet & Catalog Retail – 2.8%
Amazon.com, Inc. (a)	47,750	6,423,330

Leisure Equipment & Products – 1.7%
Eastman Kodak Co. (a)	886,090	3,739,300

Media – 4.6%
DIRECTV (a)	62,300	2,077,705
Time Warner Cable, Inc.	56,210	2,326,532
Time Warner, Inc.	209,500	6,104,830

		10,509,067

Multiline Retail – 5.2%
J.C. Penney Co., Inc.	142,900	3,802,569
Sears Holdings Corp. (a)	95,700	7,986,165

		11,788,734

TOTAL CONSUMER DISCRETIONARY		36,348,796

CONSUMER STAPLES – 1.6%
Beverages – 0.5%
PepsiCo, Inc.	19,400	1,179,520

Food & Staples Retailing – 0.1%
Safeway, Inc.	12,100	257,609

Personal Products – 1.0%
Avon Products, Inc.	70,400	2,217,600

TOTAL CONSUMER STAPLES		3,654,729

ENERGY – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
Chesapeake Energy Corp.	52,300	1,353,524
ConocoPhillips	43,000	2,196,010

TOTAL ENERGY		3,549,534

FINANCIALS – 25.6%
Capital Markets – 5.4%
Goldman Sachs Group, Inc. / The	34,700	5,858,748
State Street Corp.	145,900	6,352,486

		12,211,234

Commercial Banks – 2.2%
Wells Fargo & Co.	182,000	4,912,180

Consumer Finance – 4.3%
American Express Co.	79,100	3,205,132
Capital One Financial Corp.	173,300	6,644,322

		9,849,454

Diversified Financial Services – 7.3%
Bank of America Corp.	307,100	4,624,926
CME Group, Inc.	7,200	2,418,840
JPMorgan Chase & Co.	124,900	5,204,583
NYSE Euronext	171,100	4,328,830

		16,577,179

Insurance – 6.4%
Aflac, Inc.	178,900	8,274,125
Allstate Corp. / The	95,300	2,862,812
Prudential Financial, Inc.	67,000	3,333,920

		14,470,857

TOTAL FINANCIALS		58,020,904

HEALTH CARE – 10.5%
Biotechnology – 2.9%
Amgen, Inc. (a)	96,100	5,436,377
Genzyme Corp. (a)	24,000	1,176,240

		6,612,617

Health Care Equipment & Supplies – 0.9%
Medtronic, Inc.	47,400	2,084,652

Health Care Providers & Services – 5.7%
Aetna, Inc.	241,000	7,639,700
UnitedHealth Group, Inc.	170,200	5,187,696

		12,827,396

Pharmaceuticals – 1.0%
Merck & Co., Inc.	60,100	2,196,054

TOTAL HEALTH CARE		23,720,719

INDUSTRIALS – 3.5%
Aerospace & Defense – 0.6%
Boeing Co. / The	26,100	1,412,793

Industrial Conglomerates – 2.2%
3M Co.	23,000	1,901,410
General Electric Co.	196,800	2,977,584

		4,878,994

Machinery – 0.7%
Deere & Co.	28,600	1,546,974

TOTAL INDUSTRIALS		7,838,761

INFORMATION TECHNOLOGY – 27.9%
Communications Equipment – 3.3%
Cisco Systems, Inc. (a)	279,500	6,691,230
QUALCOMM, Inc.	15,600	721,656

		7,412,886

Computers & Peripherals – 7.4%
EMC Corp. (a)	146,900	2,566,343
Hewlett-Packard Co.	135,800	6,995,058
International Business Machines Corp.	54,900	7,186,410

		16,747,811

Internet Software & Services – 8.4%
AOL Inc. (a)	19,045	443,367
eBay, Inc. (a)	320,500	7,544,570
Google, Inc. Class A (a)	8,950	5,548,821
Yahoo, Inc. (a)	326,900	5,485,382

		19,022,140

(continued)

Ohio National Fund, Inc.
Equity Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 96.8%	Shares	Value

Semiconductors & Semiconductor Equipment – 2.9%
Texas Instruments, Inc.	254,800	$6,640,088

Software – 5.9%
CA, Inc.	303,400	6,814,364
Electronic Arts, Inc. (a)	163,300	2,898,575
Microsoft Corp.	123,500	3,765,515

		13,478,454

TOTAL INFORMATION TECHNOLOGY		63,301,379

MATERIALS – 1.1%
Metals & Mining – 1.1%
Nucor Corp.	52,600	2,453,790

TOTAL MATERIALS		2,453,790

TELECOMMUNICATION SERVICES – 0.8%
Diversified Telecommunication Services – 0.8%
AT&T, Inc.	63,000	1,765,890

TOTAL TELECOMMUNICATION SERVICES		1,765,890

UTILITIES – 8.2%
Independent Power Producers & Energy Traders – 8.2%
AES Corp. / The (a)	1,397,100	18,595,401

TOTAL UTILITIES		18,595,401

Total Common Stocks (Cost $214,792,269)		$219,249,903

Preferred Stocks – 0.2%	Shares	Value

FINANCIALS – 0.2%
Diversified Financial Services – 0.2%
Bank of America Corp. 10.000%, convertible until 12/31/2049	31,200	$465,504

Total Preferred Stocks (Cost $468,000)		$465,504

	Face	Amortized
Repurchase Agreements – 2.1%	Amount	Cost

U.S. Bank 0.010% 01/04/2010	$4,868,220	$4,868,220

Agreement date: 12/31/2009
Repurchase price $4,868,225
Collateralized by:
Various Agency Mortgage-Backed Securities 3.218% to 5.000%, Due 07/01/2018 through 10/01/2034 Fair Value: $4,965,474
Total Repurchase Agreements (Cost $4,868,220)		$4,868,220

Total Investments – 99.1% (Cost $220,128,489) (b)		$224,583,627
Other Assets in Excess of Liabilities – 0.9%		1,927,063

Net Assets – 100.0%		$226,510,690

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $215,260,269)	$219,715,407
Repurchase agreements	4,868,220
Cash	1
Receivable for securities sold	1,528,084
Receivable for fund shares sold	599,315
Dividends and accrued interest receivable	114,479
Prepaid expenses and other assets	3,724

Total assets	226,829,230

Liabilities:
Payable for fund shares redeemed	125,430
Payable for investment management services	150,358
Payable for compliance services	1,677
Accrued custody expense	1,307
Accrued professional fees	11,390
Accrued accounting fees	13,271
Accrued printing and filing fees	15,107

Total liabilities	318,540

Net assets	$226,510,690

Net assets consist of:
Par value, $1 per share	$12,372,169
Paid-in capital in excess of par value	331,985,603
Accumulated net realized loss on investments	(122,354,230)
Net unrealized appreciation on investments	4,455,138
Undistributed net investment income	52,010

Net assets	$226,510,690

Shares outstanding	12,372,169

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$18.31

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$5,914
Dividends	2,262,510

Total investment income	2,268,424

Expenses:
Management fees	1,561,918
Custodian fees	15,896
Directors’ fees	21,024
Professional fees	23,364
Accounting fees	75,622
Printing and filing fees	30,835
Compliance expense	6,376
Other	6,413

Total expenses	1,741,448

Net investment income	526,976

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(37,830,132)
Change in unrealized appreciation/depreciation on investments	103,793,956

Net realized/unrealized gain (loss) on investments	65,963,824

Change in net assets from operations	$66,490,800

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Equity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$526,976	$2,971,115
Net realized gain (loss) on investments	(37,830,132)	(77,156,737)
Change in unrealized appreciation/depreciation on investments	103,793,956	(176,365,358)

Change in net assets from operations	66,490,800	(250,550,980)

Distributions to shareholders:
Distributions from net investment income	(474,966)	(2,642,397)

Capital transactions:
Received from shares sold	24,521,613	87,902,505
Received from dividends reinvested	474,966	2,642,397
Paid for shares redeemed	(52,012,006)	(154,908,853)

Change in net assets from capital transactions	(27,015,427)	(64,363,951)

Change in net assets	39,000,407	(317,557,328)
Net Assets:
Beginning of year	187,510,283	505,067,611

End of year	$226,510,690	$187,510,283

Undistributed net investment income	$52,010	$328,718

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$13.19	$29.65	$31.52	$29.55	$27.85
Operations:
Net investment income (loss)	0.05	0.22	0.02	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions	5.11	(16.48)	(1.88)	1.98	1.71

Total from operations	5.16	(16.26)	(1.86)	1.97	1.70

Distributions:
Distributions from net investment income	(0.04)	(0.20)	(0.01)	—	—

Net asset value, end of year	$18.31	$13.19	$29.65	$31.52	$29.55

Total return	39.11%	–54.81%	–5.89%	6.67%	6.10%
Ratios and supplemental data:
Net assets at end of year (millions)	$226.5	$187.5	$505.1	$550.1	$540.7
Ratios to average net assets:
Expenses	0.88%	0.84%	0.84%	0.86%	0.88%
Net investment income (loss)	0.27%	0.89%	0.05%	–0.04%	–0.03%
Portfolio turnover rate	24%	39%	23%	13%	20%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Commercial Paper (2)	60.1
Money Market Funds	13.2
U.S. Treasury Obligations	4.4
U.S. Government Agency Issues	4.4
Repurchase Agreements and Other Net Assets	17.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Federated Prime Cash Obligations Fund – Institutional Class	4.4
2.	Fidelity Institutional Money Market Funds – Money Market Portfolio – Class I	4.4
3.	Fidelity Institutional Money Market Funds – Prime Money Market Portfolio – Class I	4.4
4.	Prudential Funding LLC 0.070%, 01/04/2010	4.4
5.	Nestle Capital Corp. 0.080%, 01/04/2010	4.4
6.	Chevron Funding Corp. 0.070%, 01/07/2010	4.4
7.	Federal Home Loan Bank 0.030%, 01/15/2010	4.4
8.	American Express Credit Corp. 0.170%, 01/04/2010	4.4
9.	General Electric Capital Corp. 0.050%, 01/13/2010	4.4
10.	HSBC Finance Corp. 0.070%, 01/12/2010	4.4

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Financials	32.2
Consumer Staples	12.9
Health Care	5.9
Energy	4.4
Information Technology	3.8
Consumer Discretionary	0.9

60.1

Ohio National Fund, Inc.
Money Market Portfolio

Schedule of Investments	December 31, 2009

	Face	Amortized
Commercial Paper – 60.1%	Amount	Cost

CONSUMER DISCRETIONARY – 0.9%
Media – 0.9%
Walt Disney Co. / The 0.110%, 01/21/2010 (a)	$3,000,000	$2,999,817

TOTAL CONSUMER DISCRETIONARY		2,999,817

CONSUMER STAPLES – 12.9%
Beverages – 4.4%
Coca-Cola Co. / The 0.100%, 01/07/2010 (a)	3,000,000	2,999,950
0.100%, 01/20/2010 (a)	2,000,000	1,999,894
0.150%, 02/03/2010 (a)	10,000,000	9,998,625

		14,998,469

Food Products – 4.4%
Nestle Capital Corp. 0.080%, 01/04/2010 (a)	15,000,000	14,999,900

		14,999,900

Household Products – 4.1%
Procter & Gamble International Funding SCA 0.110%, 01/22/2010 (a)	10,000,000	9,999,358
0.100%, 02/02/2010 (a)	4,000,000	3,999,644

		13,999,002

TOTAL CONSUMER STAPLES		43,997,371

ENERGY – 4.4%
Oil, Gas & Consumable Fuels – 4.4%
Chevron Funding Corp. 0.070%, 01/07/2010	15,000,000	14,999,825

TOTAL ENERGY		14,999,825

FINANCIALS – 32.2%
Consumer Finance – 13.2%
American Express Credit Corp. 0.170%, 01/04/2010	15,000,000	14,999,787
American Honda Finance Corp. 0.200%, 01/05/2010	4,000,000	3,999,911
0.160%, 01/06/2010 (a)	6,000,000	5,999,867
0.150%, 01/06/2010 (a)	5,000,000	4,999,896
Toyota Motor Credit Corp. 0.130%, 01/08/2010	15,000,000	14,999,621

		44,999,082

Diversified Financial Services – 11.7%
Citigroup Funding Inc. 0.300%, 01/05/2010	10,000,000	9,999,667
General Electric Capital Corp. 0.050%, 01/13/2010	15,000,000	14,999,750
HSBC Finance Corp. 0.070%, 01/12/2010	15,000,000	14,999,679

		39,999,096

Insurance – 7.3%
MetLife Funding 0.120%, 01/19/2010	10,000,000	9,999,400
Prudential Funding LLC 0.070%, 01/04/2010	$15,000,000	14,999,913

		24,999,313

TOTAL FINANCIALS		109,997,491

HEALTH CARE – 5.9%
Pharmaceuticals – 5.9%
Abbott Laboratories 0.090%, 01/06/2010 (a)	5,000,000	4,999,937
Johnson & Johnson 0.080%, 01/04/2010 (a)	5,000,000	4,999,967
0.100%, 01/11/2010 (a)	10,000,000	9,999,722

TOTAL HEALTH CARE		19,999,626

INFORMATION TECHNOLOGY – 3.8%
Software – 3.8%
Microsoft Corp. 0.080%, 01/12/2010 (a)	3,000,000	2,999,927
0.060%, 01/19/2010 (a)	10,000,000	9,999,700

TOTAL INFORMATION TECHNOLOGY		12,999,627

Total Commercial Paper (Cost $204,993,757)		$204,993,757

Money Market Funds – 13.2%	Shares	Value

Federated Prime Cash Obligations Fund Institutional Class	15,000,000	$15,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	15,000,000	15,000,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I	15,000,000	15,000,000

Total Money Market Funds (Cost $45,000,000)		$45,000,000

	Face	Amortized
U.S. Treasury Obligations – 4.4%	Amount	Cost

U.S. Treasury Bill 0.035%, 03/18/2010	$15,000,000	$14,998,892

Total U.S. Treasury Obligations (Cost $14,998,892)		$14,998,892

	Face	Amortized
U.S. Government Agency Issues – 4.4%	Amount	Cost

Federal Home Loan Bank 0.030%, 01/15/2010	$15,000,000	$14,999,825

Total U.S. Government Agency Issues (Cost $14,999,825)		$14,999,825

(continued)

Ohio National Fund, Inc.
Money Market Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face	Amortized
Repurchase Agreements – 4.9%	Amount	Cost

U.S. Bank 0.010% 01/04/2010	$16,750,000	$16,750,000

Agreement date: 12/31/2009
Repurchase price $16,750,019
Collateralized by:
Various Agency Mortgage-Backed Securities 3.218% to 5.000%, Due 07/01/2018 through 10/01/2034 Fair Value: $17,084,620
Total Repurchase Agreements (Cost $16,750,000)		$16,750,000

Total Investments – 87.0% (Cost $296,742,474) (b)		$296,742,474
Other Assets in Excess of Liabilities – 13.0%		44,500,726

Net Assets – 100.0%		$341,243,200

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2009, the value of these securities totaled $90,996,204 or 26.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at amortized cost	$279,992,474
Repurchase agreements	16,750,000
Cash	43,795,709
Due from adviser	53,050
Receivable for fund shares sold	2,809,875
Accrued interest receivable	7,620
Prepaid expenses and other assets	674

Total assets	343,409,402

Liabilities:
Payable for fund shares redeemed	2,032,859
Payable for investment management services	71,835
Payable for compliance services	1,677
Accrued custody expense	2,012
Accrued professional fees	11,557
Accrued accounting fees	22,790
Accrued printing and filing fees	23,472

Total liabilities	2,166,202

Net assets	$341,243,200

Net assets consist of:
Par value, $1 per share	$34,124,333
Paid-in capital in excess of par value	307,118,867

Net assets	$341,243,200

Shares outstanding	34,124,333

Authorized Fund shares allocated to Portfolio	55,000,000

Net asset value per share	$10.00

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$680,814
Other income	17,034

Total investment income	697,848

Expenses:
Management fees	951,105
Custodian fees	31,677
Directors’ fees	41,193
Professional fees	33,136
Accounting fees	143,825
Printing and filing fees	61,496
Compliance expense	6,376
Temporary guarantee program expense	52,099
Other	1,378

Total expenses	1,322,285

Less expenses reduced or reimbursed by adviser	(624,437)

Net expenses	697,848

Net investment income	—

Change in net assets from operations	$—

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Money Market Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$—	$6,638,684

Distributions to shareholders:
Distributions from net investment income	—	(6,638,684)

Capital transactions:
Received from shares sold	417,820,442	877,274,014
Received from dividends reinvested	—	6,638,684
Paid for shares redeemed	(479,126,912)	(817,575,412)

Change in net assets from capital transactions	(61,306,470)	66,337,286

Change in net assets	(61,306,470)	66,337,286
Net Assets:
Beginning of year	402,549,670	336,212,384

End of year	$341,243,200	$402,549,670

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	—	0.17	0.48	0.47	0.27

Distributions:
Distributions from net investment income	—	(0.17)	(0.48)	(0.47)	(0.27)

Net asset value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	0.00%	1.77%	4.92%	4.79%	2.92%
Ratios and supplemental data:
Net assets at end of year (millions)	$341.2	$402.5	$336.2	$254.4	$169.6
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.19%	0.32%	0.31%	0.32%	0.33%
Net investment income	0.00%	1.72%	4.79%	4.72%	2.92%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.36%	0.35%	0.32%	0.35%	0.37%
Net investment income	–0.17%	1.68%	4.77%	4.70%	2.89%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	20.93%
Five years	3.10%
Ten years	5.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Bond Portfolio returned 20.93% versus 19.76% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

Performance was excellent on an absolute basis and very good in comparison to the Merrill Lynch Index. The high total return in 2009 reflects the strong recovery in the capital markets during the year, and a recovery in bond values, which had declined dramatically during the credit crisis of 2008. In many respects, the performance of the Portfolio and the capital markets in 2009 were a reversal of what occurred during 2008.

During 2008, the credit crisis, which manifested itself through the collapse of several large, well-known financial institutions, resulted in corporate credit spreads widening during the year to an unprecedented level. At the end of 2008, the credit spread of the Merrill Lynch Index was 604 basis points. The widening of credit spreads depressed bond prices, resulting in a total return for the Merrill Lynch Index of -6.82% in 2008.

As the unprecedented global fiscal and monetary stimulus programs took effect, the panic that gripped the capital markets in late 2008 and early 2009 began to abate in March. Between March and the end of 2009, the equity and corporate bond markets made remarkable recoveries. The credit spread for the Merrill Lynch Index tightened to 190 basis points by the end of 2009. This tightening in credit spreads explains the high total returns for both the Merrill Lynch Index and the Portfolio. These positive returns were achieved despite a modest increase in U.S. Treasury yields.

The return of the Portfolio exceeded the return of the Merrill Lynch Index in 2009 primarily because the Portfolio had a lower average credit quality and a shorter duration than the Merrill Lynch Index. During 2009, lower quality bonds performed better than higher quality bonds. Also, because U.S. Treasury yields increased during the year, shorter duration bonds performed better than longer duration bonds.

Several industry weightings impacted performance in 2009. The Portfolio benefited from its over-weighting in Insurance and Real Estate Investment Trusts (REITs) because these industries outperformed. The Portfolio also benefited by its under-weighting in Telecommunication Services and the Pharmaceuticals industry, as these areas underperformed. The Portfolio’s over-weighting in the Utilities sector hurt performance, because this sector underperformed.(1)

Because the corporate bond market recovered so well in 2009 from the negative return of 2008, many bonds in the Portfolio had large, positive returns in 2009. The five bonds held by the Portfolio for the entire year that had the highest total returns were Teck Resources Ltd., Deutsche Bank Capital Funding Trust VII, Macy’s Retail Holdings, Inc., Axis Capital Holdings Ltd. and Liberty Mutual Group, Inc. Each of these securities had total returns exceeding 50%. The four poorest performing bonds were Allied Capital Corp., Capmark Financial Group, Inc., Wachovia Capital Trust III and Merrill Lynch & Co., Inc. Allied Capital Corp. and Capmark Financial Group, Inc. were troubled companies that were sold, and had negative returns of 73% and 26%, respectively. Wachovia Capital Trust III and Merrill Lynch & Co., Inc. were similarly troubled, but were acquired by stronger companies.(1)

The U.S. economy appears to be emerging from the worst recession since the Great Depression. Economic growth was positive in the third quarter of 2009 and is expected to be positive for the fourth quarter. Because of massive federal budget deficits and expectations that the Federal Reserve will begin to tighten monetary conditions in the latter half of 2010, Treasury yields will likely rise this year. For this reason, the duration of the Portfolio will be maintained short of the duration of the Merrill Lynch Index. Because credit spreads tightened so dramatically during 2009, it is unlikely that credit spreads will tighten much more in 2010. Because of the outlook for credit spreads, purchases for the Portfolio will be skewed toward higher quality credits.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	U.S. Treasury Note 2.375%, 09/30/2014	1.4
2.	Morgan Stanley 4.750%, 04/01/2014	1.3
3.	Safeway, Inc. 6.350%, 08/15/2017	1.2
4.	Kroger Co. / The 6.400%, 08/15/2017	1.2
5.	Computer Sciences Corp. 6.500%, 03/15/2018	1.2
6.	Anadarko Petroleum Corp. 5.950%, 09/15/2016	1.2
7.	Union Electric Co. 6.400%, 06/15/2017	1.2
8.	Commonwealth Edison Co. 5.950%, 08/15/2016	1.2
9.	Waste Management, Inc. 6.100%, 03/15/2018	1.2
10.	Virginia Electric & Power Co. 5.400%, 01/15/2016	1.1

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Corporate Bonds (3) (4)	87.1
U.S. Treasury Obligations (4)	1.4
Commercial Paper	2.9
Money Market Funds	2.3
Repurchase Agreements and
Other Net Assets	6.3

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	27.7
Utilities	16.1
Consumer Staples	8.7
Industrials	8.2
Energy	7.9
Consumer Discretionary	7.2
Telecommunication Services	4.6
Health Care	2.8
Information Technology	2.3
Materials	1.6

87.1

(4)	Bond credit quality (Standard & Poor’s Ratings) (combined):

% of Total Bonds

Government (U.S. Treasury and Agency bonds)	1.4
AA	12.7
A	27.0
BBB	53.7
BB	4.9
CCC	0.3

100.0

Ohio National Fund, Inc.
Bond Portfolio

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 87.1%	Amount	Value

CONSUMER DISCRETIONARY – 7.2%
Auto Components – 1.0%
Johnson Controls, Inc. 5.250%, 01/15/2011	$1,250,000	$1,312,087

Household Durables – 1.1%
Mohawk Industries, Inc. (b) 6.500%, 01/15/2011	1,000,000	1,030,000
Newell Rubbermaid, Inc. 6.250%, 04/15/2018	500,000	494,839

		1,524,839

Media – 3.7%
Comcast Corp. 5.875%, 02/15/2018	750,000	797,475
Cox Communications, Inc. 6.750%, 03/15/2011	1,000,000	1,051,747
Time Warner Cable, Inc. 5.850%, 05/01/2017	1,000,000	1,052,237
Time Warner, Inc. 6.875%, 05/01/2012	1,000,000	1,095,336
Viacom, Inc. 4.375%, 09/15/2014	1,000,000	1,032,351

		5,029,146

Multiline Retail – 0.7%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	1,000,000	980,000

Specialty Retail – 0.8%
Home Depot, Inc. / The 5.250%, 12/16/2013	1,000,000	1,071,513

TOTAL CONSUMER DISCRETIONARY		9,917,585

CONSUMER STAPLES – 8.7%
Beverages – 0.7%
Anheuser-Busch Cos., Inc. 5.500%, 01/15/2018	750,000	761,403
Coca Cola Co. / The 4.875%, 03/15/2019	250,000	260,901

		1,022,304

Food & Staples Retailing – 3.1%
CVS Caremark Corp. 5.750%, 06/01/2017	1,000,000	1,057,006
Kroger Co. / The 6.400%, 08/15/2017	1,500,000	1,641,123
Safeway, Inc. 6.350%, 08/15/2017	1,500,000	1,644,189

		4,342,318

Food Products – 3.0%
Bunge N.A. Finance LP 5.900%, 04/01/2017	1,500,000	1,487,029
Kraft Foods, Inc. 6.125%, 02/01/2018	1,500,000	1,579,826
Tyson Foods, Inc. 7.850%, 04/01/2016 (b)	1,000,000	1,030,000

		4,096,855

Household Products – 1.2%
Clorox Co. / The 3.550%, 11/01/2015	300,000	296,978
Kimberly-Clark Corp. 6.125%, 08/01/2017	1,000,000	1,110,266
Procter & Gamble Co. / The 4.700%, 02/15/2019	250,000	256,394

		1,663,638

Personal Products – 0.6%
Mead Johnson Nutrition Co. 3.500%, 11/01/2014 (a)	800,000	791,752

TOTAL CONSUMER STAPLES		11,916,867

ENERGY – 7.9%
Energy Equipment & Services – 1.1%
Weatherford International Ltd. 6.000%, 03/15/2018	1,500,000	1,512,870

Oil, Gas & Consumable Fuels – 6.8%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	1,500,000	1,624,795
Atlantic Richfield Co. 8.550%, 03/01/2012	200,000	227,237
Cenovus Energy, Inc. 5.700%, 10/15/2019 (a)	1,000,000	1,045,022
Devon OEI Operating, Inc. 7.250%, 10/01/2011	1,000,000	1,091,446
Energy Transfer Partners LP 5.650%, 08/01/2012	1,000,000	1,063,488
Magellan Midstream Partners LP 6.550%, 07/15/2019	500,000	543,728
Marathon Oil Corp. 6.125%, 03/15/2012	750,000	806,593
Questar Market Resources, Inc. 6.800%, 03/01/2020	1,000,000	1,044,217
Valero Energy Corp. 6.875%, 04/15/2012	750,000	819,346
XTO Energy, Inc. 4.900%, 02/01/2014	1,000,000	1,075,632

		9,341,504

TOTAL ENERGY		10,854,374

FINANCIALS – 27.7%
Capital Markets – 5.1%
BlackRock, Inc. 2.250%, 12/10/2012	500,000	498,162
Goldman Sachs Group, Inc. / The 6.150%, 04/01/2018	1,250,000	1,340,296
Janus Capital Group, Inc. (b) 6.950%, 06/15/2017	1,500,000	1,415,832
Jefferies Group, Inc. 5.875%, 06/08/2014	1,500,000	1,541,892
Morgan Stanley 4.750%, 04/01/2014	1,750,000	1,761,732

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 87.1%	Amount	Value

Capital Markets (continued)

TD Ameritrade Holding Corp. 4.150%, 12/01/2014	$500,000	$493,505

		7,051,419

Commercial Banks – 6.4%
BB&T Corp. 5.200%, 12/23/2015	1,000,000	1,039,946
Comerica Bank 5.750%, 11/21/2016	1,500,000	1,453,657
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (a) (c)	1,500,000	1,102,500
Fifth Third Bancorp 4.500%, 06/01/2018	1,750,000	1,429,995
PNC Funding Corp. 5.250%, 11/15/2015	1,500,000	1,544,482
SunTrust Bank 5.000%, 09/01/2015	1,500,000	1,455,521
Wells Fargo & Co. 5.625%, 12/11/2017	750,000	781,363

		8,807,464

Consumer Finance – 2.1%
American Express Co. 7.000%, 03/19/2018	1,250,000	1,378,764
Capital One Bank USA NA 5.125%, 02/15/2014	750,000	780,953
Discover Financial Services 6.450%, 06/12/2017	750,000	702,962

		2,862,679

Diversified Financial Services – 3.5%
Bank of America Corp. 5.650%, 05/01/2018	1,000,000	1,017,287
Citigroup, Inc. 6.125%, 05/15/2018	1,250,000	1,258,796
General Electric Capital Corp. 5.625%, 05/01/2018	1,000,000	1,026,436
JPMorgan Chase & Co. 5.150%, 10/01/2015	1,500,000	1,555,239

		4,857,758

Insurance – 7.0%
Assurant, Inc. 5.625%, 02/15/2014	1,500,000	1,539,378
Axis Capital Holdings Ltd. 5.750%, 12/01/2014	1,000,000	1,007,654
Hartford Financial Services Group, Inc. / The 5.375%, 03/15/2017	1,500,000	1,431,990
Liberty Mutual Group, Inc. 5.750%, 03/15/2014 (a)	1,000,000	986,579
Lincoln National Corp. 8.750%, 07/01/2019	750,000	858,372
Loews Corp. 5.250%, 03/15/2016	750,000	762,671
Metropolitan Life Global Funding I 2.875%, 09/17/2012 (a)	1,000,000	1,008,498
Prudential Financial, Inc. 6.100%, 06/15/2017	1,500,000	1,554,983
StanCorp Financial Group, Inc. 6.875%, 10/01/2012	500,000	534,322

		9,684,447

Real Estate Investment Trusts – 3.6%
Equity One, Inc. 6.250%, 01/15/2017	1,250,000	1,143,597
HCP, Inc. 4.875%, 09/15/2010	1,500,000	1,530,825
Mack-Cali Realty LP 4.600%, 06/15/2013	1,000,000	970,526
Simon Property Group LP 4.875%, 08/15/2010	1,250,000	1,275,463

		4,920,411

TOTAL FINANCIALS		38,184,178

HEALTH CARE – 2.8%
Health Care Equipment & Supplies – 0.4%
Becton Dickinson & Co. 5.000%, 05/15/2019	500,000	514,467

Health Care Providers & Services – 1.5%
AmerisourceBergen Corp. 4.875%, 11/15/2019	500,000	494,581
UnitedHealth Group, Inc. 6.000%, 02/15/2018	1,500,000	1,551,900

		2,046,481

Life Sciences Tools & Services – 0.2%
Thermo Fisher Scientific Inc. 3.250%, 11/18/2014 (a)	300,000	294,449

Pharmaceuticals – 0.7%
Merck & Co. Inc. 5.000%, 06/30/2019	1,000,000	1,041,400

TOTAL HEALTH CARE		3,896,797

INDUSTRIALS – 8.2%
Aerospace & Defense – 1.5%
Raytheon Co. 4.400%, 02/15/2020	1,250,000	1,233,674
BAE Systems Holdings, Inc. 6.375%, 06/01/2019 (a)	750,000	808,188

		2,041,862

Building Products – 0.7%
Owens Corning, Inc. 6.500%, 12/01/2016	1,000,000	1,025,488

Commercial Services & Supplies – 1.2%
Waste Management, Inc. 6.100%, 03/15/2018	1,500,000	1,597,736

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 87.1%	Amount	Value

Electrical Equipment – 0.9%
Emerson Electric Co. 4.250%, 11/15/2020	$1,250,000	$1,216,524

Machinery – 1.7%
Caterpillar, Inc. 5.700%, 08/15/2016	1,000,000	1,083,307
Deere & Co. 4.375%, 10/16/2019	1,250,000	1,250,914

		2,334,221

Road & Rail – 2.2%
CSX Corp. 5.600%, 05/01/2017	1,500,000	1,558,419
Ryder System, Inc. 4.625%, 04/01/2010	506,000	508,381
Union Pacific Corp. 3.625%, 06/01/2010	1,000,000	1,012,250

		3,079,050

TOTAL INDUSTRIALS		11,294,881

INFORMATION TECHNOLOGY – 2.3%
Communications Equipment – 0.2%
Cisco Systems, Inc. 2.900%, 11/17/2014	300,000	299,791

Computers & Peripherals – 0.9%
International Business Machines Corp. 2.100%, 05/06/2013	1,250,000	1,248,500

IT Services – 1.2%
Computer Sciences Corp. 6.500%, 03/15/2018	1,500,000	1,639,569

TOTAL INFORMATION TECHNOLOGY		3,187,860

MATERIALS – 1.6%
Chemicals – 0.8%
Monsanto Co. 7.375%, 08/15/2012	1,000,000	1,134,166

Metals & Mining – 0.8%
Teck Resources Ltd. 7.000%, 09/15/2012	1,000,000	1,061,250

TOTAL MATERIALS		2,195,416

TELECOMMUNICATION SERVICES – 4.6%
Diversified Telecommunication Services – 2.5%
AT&T Corp. 7.300%, 11/15/2011	500,000	550,778
Embarq Corp. 6.738%, 06/01/2013	1,000,000	1,087,312
Telecom Italia Capital SA 5.250%, 10/01/2015	750,000	785,130
Verizon Communications, Inc. 5.350%, 02/15/2011	1,000,000	1,043,026

		3,466,246

Wireless Telecommunication Services – 2.1%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	1,000,000	1,057,548
New Cingular Wireless Services, Inc. 7.875%, 03/01/2011	750,000	806,022
Rogers Communications, Inc. 5.500%, 03/15/2014	1,000,000	1,072,532

		2,936,102

TOTAL TELECOMMUNICATION SERVICES		6,402,348

UTILITIES – 16.1%
Electric Utilities – 10.3%
Appalachian Power Co. 5.550%, 04/01/2011	1,000,000	1,040,319
Commonwealth Edison Co. 5.950%, 08/15/2016	1,500,000	1,608,184
Entergy Mississippi, Inc. 5.920%, 02/01/2016	1,000,000	1,025,784
IPALCO Enterprises, Inc. 8.625%, 11/14/2011	1,000,000	1,050,000
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,500,000	1,548,459
Metropolitan Edison Co. 4.875%, 04/01/2014	750,000	779,206
Pepco Holdings, Inc. 4.000%, 05/15/2010	750,000	757,103
Potomac Power Co. 6.500%, 11/15/2037	750,000	825,809
PSEG Power LLC 5.000%, 04/01/2014	750,000	775,427
Scottish Power Ltd. 4.910%, 03/15/2010	1,000,000	1,008,338
Tenaska Georgia Partners LP 9.500%, 02/01/2030	491,244	550,216
Union Electric Co. 6.400%, 06/15/2017	1,500,000	1,617,711
Virginia Electric & Power Co. 5.400%, 01/15/2016	1,500,000	1,585,277

		14,171,833

Gas Utilities – 2.4%
AGL Capital Corp. 5.250%, 08/15/2019	1,000,000	1,008,887
CenterPoint Energy Resources Corp. 5.950%, 01/15/2014	500,000	527,015
Southwest Gas Corp. 7.625%, 05/15/2012	1,000,000	1,089,003
Spectra Energy Capital LLC 5.500%, 03/01/2014	750,000	789,247

		3,414,152

Independent Power Producers & Energy Traders – 1.1%
Energy Future Competitive Holdings Co. 7.480%, 01/01/2017	642,667	408,841
TransAlta Corp. 6.750%, 07/15/2012	1,000,000	1,082,662

		1,491,503

(continued)

Ohio National Fund, Inc.
Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 87.1%	Amount	Value

Multi-Utilities – 2.3%
Alliant Energy Corp. 4.000%, 10/15/2014	$1,000,000	$1,001,331
Avista Corp. 5.950%, 06/01/2018	1,000,000	1,049,226
Consumers Energy Co. 6.000%, 02/15/2014	1,000,000	1,100,157

		3,150,714

TOTAL UTILITIES		22,228,202

Total Corporate Bonds (Cost $116,236,238)		$120,078,508

	Face
U.S. Treasury Obligations – 1.4%	Amount	Value

U.S. Treasury Note 2.375%, 09/30/2014	$1,900,000	$1,884,559

Total U.S. Treasury Obligations (Cost $1,901,978)		$1,884,559

	Face	Amortized
Commercial Paper – 2.9%	Amount	Cost

Prudential Funding LLC 0.020%, 01/04/2010	$4,000,000	$3,999,993

Total Commercial Paper (Cost $3,999,993)		$3,999,993

Money Market Funds – 2.3%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	3,160,000	$3,160,000

Total Money Market Funds (Cost $3,160,000)		$3,160,000

	Face	Amortized
Repurchase Agreements – 4.2%	Amount	Cost

U.S. Bank 0.010% 01/04/2010	$5,829,000	$5,829,000

Agreement date: 12/31/2009
Repurchase price $5,829,006
Collateralized by:
Various Agency Mortgage-Backed Securities 3.22% to 5.00%, Due 07/01/2018 through 10/01/2034 Fair Value: $5,945,448
Total Repurchase Agreements (Cost $5,829,000)		$5,829,000

Total Investments – 97.9% (Cost $131,127,209) (d)		$134,952,060
Other Assets in Excess of Liabilities – 2.1%		2,960,249

Net Assets – 100.0%		$137,912,309

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2009, the value of these securities totaled $6,036,988 or 4.4% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2009.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $125,298,209)	$129,123,060
Repurchase agreements	5,829,000
Cash	236
Receivable for fund shares sold	1,392,954
Accrued interest receivable	1,707,689
Prepaid expenses and other assets	240

Total assets	138,053,179

Liabilities:
Payable for fund shares redeemed	39,171
Payable for investment management services	66,852
Payable for compliance services	1,677
Accrued custody expense	841
Accrued professional fees	11,272
Accrued accounting fees	11,703
Accrued printing and filing fees	9,354

Total liabilities	140,870

Net assets	$137,912,309

Net assets consist of:
Par value, $1 per share	11,258,369
Paid-in capital in excess of par value	134,097,025
Accumulated net realized loss on investments	(17,312,362)
Net unrealized appreciation on investments	3,824,851
Undistributed net investment income	6,044,426

Net assets	$137,912,309

Shares outstanding	11,258,369

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$12.25

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$6,868,550

Expenses:
Management fees	696,693
Custodian fees	9,298
Directors’ fees	13,030
Professional fees	18,524
Accounting fees	63,948
Printing and filing fees	18,509
Compliance expense	6,376
Other	410

Total expenses	826,788

Net investment income	6,041,762

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(7,436,754)
Change in unrealized appreciation/depreciation on investments	23,501,373

Net realized/unrealized gain (loss) on investments	16,064,619

Change in net assets from operations	$22,106,381

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bond Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,041,762	$8,183,385
Net realized gain (loss) on investments	(7,436,754)	(7,121,821)
Change in unrealized appreciation/depreciation on investments	23,501,373	(18,186,256)

Change in net assets from operations	22,106,381	(17,124,692)

Capital transactions:
Received from shares sold	46,255,877	34,675,995
Paid for shares redeemed	(38,208,419)	(87,447,734)

Change in net assets from capital transactions	8,047,458	(52,771,739)

Change in net assets	30,153,839	(69,896,431)
Net Assets:
Beginning of year	107,758,470	177,654,901

End of year	$137,912,309	$107,758,470

Undistributed net investment income	$6,044,426	$8,186,049

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$10.13	$11.44	$11.03	$10.96	$11.33
Operations:
Net investment income	0.49	1.04	0.58	0.55 (a)	0.56 (a)
Net realized and unrealized gain (loss) on investments	1.63	(2.35)	(0.17)	(0.06)	(0.51)

Total from operations	2.12	(1.31)	0.41	0.49	0.05

Distributions:
Distributions from net investment income	—	—	—	(0.42)	(0.42)

Net asset value, end of year	$12.25	$10.13	$11.44	$11.03	$10.96

Total return	20.93%	–11.45%	3.72%	4.44%	0.42%
Ratios and supplemental data:
Net assets at end of year (millions)	$137.9	$107.8	$177.7	$171.1	$139.0
Ratios to average net assets:
Expenses	0.69%	0.66%	0.63%	0.65%	0.68%
Net investment income	5.06%	5.35%	4.99%	4.99%	4.97%
Portfolio turnover rate	27%	15%	13%	25%	13%

(a)	Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	33.15%
Five years	3.91%
Ten years	-0.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Omni Portfolio returned 33.15% versus 24.87% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The 828 basis points of out-performance is the result of two factors. First, the equity component of the Portfolio out-performed the S&P 500 Index. Second, the bond component of the Portfolio out-performed the Merrill Lynch Index. The Portfolio, however, was under-weighted in stocks versus the blended benchmark, and this was a drag on overall performance starting in March when stocks began a significant rally.

Following a year in which the stock market declined nearly 40%, 2009 got off to a dreadful start with the S&P 500 Index plummeting 25% to its early March low of 667. As unprecedented global fiscal and monetary stimulus programs began to show some benefits, the panic gripping the markets early in the year lessened, a more fundamentals-based approach to valuations took hold and the market recovered 65% off the bottom to end the year up 26.46%. The equity portion of the Portfolio out-performed the market in 2009, ending the year up 40.28% gross of fees, or 1,382 basis points above the S&P 500 Index.

The top contributors to the Portfolio’s equity performance in 2009 included financial companies Wells Fargo & Co. and JPMorgan Chase & Co. Both Wells Fargo & Co. and JPMorgan Chase & Co. out-performed the S&P 500 Index and the Financials sector from the March lows as fears faded that the government would nationalize large banks and as signs of credit improvement emerged. Two other top contributors were Information Technology companies Apple, Inc. and Google, Inc. Apple, Inc.’s earnings estimates were increased throughout the year, as iPhone sales continued to exceed expectations and, more recently, as analysts expected increased contributions from their “Apps store”. Google, Inc. benefited from improving advertising trends, particularly online, and excitement surrounding their smartphone launch. Rounding out the top five equity contributors to the year was Celanese Corp., a top performer due to its low cost chemical production and exposure to the rebounding Chinese economy.(1)

Detractors from full year equity performance included Exxon Mobil Corp., as the company was negatively impacted by the falling price of oil during the period in which the Portfolio owned the stock. SunPower Corp. was hurt by aggressive pricing on polysilicon, which is used in the production of solar panels. Devon Energy Corp. cost the Portfolio due to unfavorable natural gas pricing. Two insurance companies, The Hartford Financial Services Group, Inc. and Lincoln National Corp. under-performed during the period the Portfolio owned them due to combined fears of investment portfolio losses and the need to raise capital to cover reserve requirements for their variable annuity businesses.(1)

Within the equity component of the Portfolio, the greatest shift in sector weightings during the year occurred in the Consumer Discretionary sector, where the sector weighting ended in line with the benchmark weighting and up from the start of the year. Purchases in this sector included Royal Caribbean Cruises Ltd. and Amazon.com, Inc. on rising earnings estimates and attractive valuations. Sales of Health Care stocks during the year resulted in a decreased weighting in that sector. Health care stocks that were sold include Abbott Laboratories and Wellpoint Corp., which were sold on valuation. The Portfolio weighting in Consumer Staples stocks is approximately 4% below the benchmark weighting and 3% below where the sector started the year.(1)

As we enter 2010, the equity component of the Portfolio has a weighting in the Materials and Industrials sectors that is well above a combined benchmark weighting. Recent new additions to the Portfolio in these sectors include Honeywell International Inc., Goodrich Corp. and United Technologies Corp., which were purchased based on attractive valuation and evidence of an improving aerospace aftermarket. We also purchased Illinois Tool Works Inc. based on positive earnings revisions due to the potential for the company to achieve higher margins versus previous economic cycles.(1)

The bond component of the Portfolio had a total return of 26.34% during 2009, out-performing the Merrill Lynch Index by approximately 650 basis points. The high total return in 2009 for the Portfolio’s bond holdings reflects the strong recovery in the capital markets during the year, and a recovery in bond values, which had declined dramatically during the credit crisis of 2008. In some respects, the performance of the bond component of the Portfolio in 2009 was a reversal of what occurred in 2008. During 2008, corporate credit spreads widened as the credit crisis ensued, reaching an unprecedented level of 604 basis points for the Merrill Lynch Index by the end of 2008. This widening in credit spreads depressed corporate bond prices in 2008. Corporate bond prices remained depressed until March of 2009 when the credit markets began their recovery. Between March and the end of 2009, the corporate bond market made a remarkable recovery. The credit spread of the Merrill Lynch Index tightened to 190 basis points by 2009 year-end. This tightening in credit

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

spreads explains the high total returns for both the Merrill Lynch Index and the bond component of the Portfolio.

The return of the bond component of the Portfolio exceeded the return of the Merrill Lynch Index in 2009 primarily because the bond portion of the Portfolio had a lower average credit quality and a shorter duration than the Merrill Lynch Index. During 2009, lower quality bonds performed better than higher quality bonds. Also, because U.S. Treasury yields increased during the year, shorter duration bonds performed better than longer duration bonds. An over-weighting versus the Merrill Lynch Index in the Insurance and Real Estate Investment Trusts (REITs) industries benefited performance because these industries out-performed in 2009. An under-weighting in the Financials sector hurt performance because this sector out-performed in 2009. An over-weighting in the bonds of the Utilities sector also hurt performance because the Utility sector under-performed.(1)

Most bonds held by the Portfolio had very good returns in 2009. The five bonds that had the best returns for the year, were Health Care Property Investors Inc., Deutsche Bank Capital Funding Trust VII, American General Finance Corp., Macy’s Retail Holdings and Duke Realty LP. The five poorest performing bonds were Capmark Financial Group, Inc., Wachovia Capital Trust III, Merrill Lynch & Co., Inc., RBS Capital Trust III and Duke Energy Carolinas LLC.(1)

The U.S. economy appears to be emerging from the worst recession since the Great Depression. Economic growth was positive in the third quarter of 2009 and is expected to be positive for the fourth quarter. While there are certainly economic issues that cause concern, including commercial real estate exposure at financial institutions, high unemployment levels in the U.S., and record federal budget deficits, there are signs of economic stability, such as recovery of the equity and credit markets, a potential bottoming in the residential housing market and the newly lean cost structures of numerous blue chip companies that should enhance earning leverage going forward. More stocks currently exhibit both attractive valuations and improving fundamentals than was the case one year ago. The record federal budget deficits and the expectation that the Federal Reserve will begin to tighten monetary conditions in the latter half of 2010 suggests that U.S. Treasury yields will rise this year. Because credit spreads tightened so dramatically during 2009, it is unlikely spreads will tighten much more in 2010. Because of the expectations for higher Treasury yields and little credit spread tightening in 2010, the strategy for the bond component of the Portfolio is to maintain a duration that is short of the duration of the Merrill Lynch Index and to skew purchases toward higher quality credits.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	67.3
Corporate Bonds (3)	26.9
Money Market Funds and Other Net Assets	5.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

	% of Net Assets

1.	Pfizer, Inc.	1.7
2.	Chevron Corp.	1.7
3.	General Electric Co.	1.6
4.	Dow Chemical Co. / The	1.5
5.	Bank of America Corp.	1.5
6.	Cisco Systems, Inc.	1.4
7.	United Technologies Corp.	1.4
8.	International Business Machines Corp.	1.4
9.	Google, Inc. Class A	1.4
10.	Texas Instruments Inc.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	17.0
Information Technology	15.2
Industrials	12.0
Energy	11.0
Consumer Discretionary	8.1
Consumer Staples	8.1
Health Care	7.7
Materials	5.9
Utilities	5.5
Telecommunication Services	3.7

94.2

Ohio National Fund, Inc.
Omni Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 67.3%	Shares	Value

CONSUMER DISCRETIONARY – 6.7%
Hotels, Restaurants & Leisure – 1.4%
Darden Restaurants, Inc.	5,000	$175,350
Royal Caribbean Cruises Ltd. (a)	16,100	407,008

		582,358

Internet & Catalog Retail – 0.6%
Amazon.com, Inc. (a)	1,800	242,136

Multiline Retail – 1.3%
Target Corp.	10,900	527,233

Specialty Retail – 2.1%
Bed Bath & Beyond Inc. (a)	8,800	339,944
Lowe’s Companies, Inc.	23,300	544,987

		884,931

Textiles, Apparel & Luxury Goods – 1.3%
V.F. Corp.	7,400	541,976

TOTAL CONSUMER DISCRETIONARY		2,778,634

CONSUMER STAPLES – 4.9%
Food & Staples Retailing – 1.3%
Wal – Mart Stores, Inc.	10,100	539,845

Food Products – 2.3%
ConAgra Foods, Inc.	11,500	265,075
General Mills, Inc.	6,100	431,941
Ralcorp Holdings, Inc. (a)	4,300	256,753

		953,769

Household Products – 1.3%
Procter & Gamble Co. / The	8,900	539,607

TOTAL CONSUMER STAPLES		2,033,221

ENERGY – 8.0%
Energy Equipment & Services – 0.9%
Transocean Ltd. (a)	4,600	380,880

Oil, Gas & Consumable Fuels – 7.1%
Anadarko Petroleum Corp.	6,600	411,972
Apache Corp.	1,800	185,706
Chevron Corp.	8,900	685,211
Exxon Mobil Corp.	8,200	559,158
Hess Corp.	9,300	562,650
Occidental Petroleum Corp.	6,700	545,045

		2,949,742

TOTAL ENERGY		3,330,622

FINANCIALS – 9.2%
Capital Markets – 3.9%
Goldman Sachs Group, Inc. / The	3,400	574,056
Morgan Stanley	18,800	556,480
State Street Corp.	10,800	470,232

		1,600,768

Commercial Banks – 1.1%
Wells Fargo & Co.	17,700	477,723

Diversified Financial Services – 2.9%
Bank of America Corp.	40,900	615,954
JPMorgan Chase & Co.	13,700	570,879

		1,186,833

Insurance – 1.3%
Prudential Financial, Inc.	10,900	542,384

TOTAL FINANCIALS		3,807,708

HEALTH CARE – 6.0%
Health Care Equipment & Supplies – 1.5%
Hospira, Inc. (a)	11,300	576,300
Medtronic, Inc.	1,200	52,776

		629,076

Health Care Providers & Services – 1.9%
Laboratory Corp. of America Holdings (a)	3,300	246,972
McKesson Corp.	8,700	543,750

		790,722

Life Sciences Tools & Services – 0.4%
Thermo Fisher Scientific, Inc. (a)	3,200	152,608

Pharmaceuticals – 2.2%
Merck & Co. Inc.	5,700	208,278
Pfizer, Inc.	39,100	711,229

		919,507

TOTAL HEALTH CARE		2,491,913

INDUSTRIALS – 10.5%
Aerospace & Defense – 4.1%
Goodrich Corp.	8,800	565,400
Honeywell International Inc.	14,100	552,720
United Technologies Corp.	8,600	596,926

		1,715,046

Construction & Engineering – 0.7%
Quanta Services, Inc. (a)	13,000	270,920

Electrical Equipment – 0.1%
SunPower Corp. (a)	1,700	35,615

Industrial Conglomerates – 3.5%
3M Co.	3,500	289,345
General Electric Co.	44,200	668,746
Tyco International Ltd.	13,500	481,680

		1,439,771

Machinery – 2.1%
Caterpillar, Inc.	9,500	541,405
Illinois Tool Works Inc.	7,100	340,729

		882,134

TOTAL INDUSTRIALS		4,343,486

INFORMATION TECHNOLOGY – 14.8%
Communications Equipment – 2.8%
Cisco Systems, Inc. (a)	25,000	598,500
QUALCOMM, Inc.	12,200	564,372

		1,162,872

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 67.3%	Shares	Value

Computers & Peripherals – 5.1%
Apple, Inc. (a)	2,300	$484,978
Dell, Inc. (a)	35,000	502,600
Hewlett-Packard Co.	10,800	556,308
International Business Machines Corp.	4,500	589,050

		2,132,936

Internet Software & Services – 1.4%
Google, Inc. Class A (a)	950	588,981

Semiconductors & Semiconductor Equipment – 5.5%
Applied Materials, Inc.	40,200	560,388
Intel Corp.	26,600	542,640
Maxim Integrated Products, Inc.	29,000	588,700
Texas Instruments Inc.	22,600	588,956

		2,280,684

TOTAL INFORMATION TECHNOLOGY		6,165,473

MATERIALS – 5.9%
Chemicals – 2.2%
Air Products and Chemicals, Inc.	3,300	267,498
Dow Chemical Co. / The	22,900	632,727

		900,225

Containers & Packaging – 1.1%
Ball Corp.	9,000	465,300

Metals & Mining – 2.6%
Freeport-McMoRan Copper & Gold, Inc.	6,900	554,001
Teck Resources Ltd. (a)	14,800	517,556

		1,071,557

TOTAL MATERIALS		2,437,082

TELECOMMUNICATION SERVICES – 1.3%
Diversified Telecommunication Services – 1.3%
Verizon Communications, Inc.	16,500	546,645

TOTAL TELECOMMUNICATION SERVICES		546,645

Total Common Stocks (Cost $25,612,054)		$27,934,784

	Face
Corporate Bonds – 26.9%	Amount	Value

CONSUMER DISCRETIONARY – 1.4%
Automobiles – 0.3%
Daimler Finance North America LLC 6.500%, 11/15/2013	$100,000	$109,717

Media – 0.9%
Comcast Corp. 5.875%, 02/15/2018	150,000	159,495
Cox Communications, Inc. 6.750%, 03/15/2011	100,000	105,175
Walt Disney Co. / The 6.200%, 06/20/2014	100,000	112,077

		376,747

Multiline Retail – 0.2%
Macy’s Retail Holdings, Inc. 5.900%, 12/01/2016	100,000	98,000

TOTAL CONSUMER DISCRETIONARY		584,464

CONSUMER STAPLES – 3.2%
Beverages – 0.6%
Anheuser-Busch Cos., Inc. 5.500%, 01/15/2018	150,000	152,281
Coca Cola Co. / The 4.875%, 03/15/2019	100,000	104,360

		256,641

Food & Staples Retailing – 1.2%
CVS Caremark Corp. 5.750%, 06/01/2017	150,000	158,551
Kroger Co. / The 6.400%, 08/15/2017	150,000	164,112
Safeway, Inc. 6.350%, 08/15/2017	150,000	164,419

		487,082

Food Products – 0.8%
Bunge N.A. Finance LP 5.900%, 04/01/2017	150,000	148,703
Kraft Foods, Inc. 6.500%, 08/11/2017	150,000	163,004

		311,707

Household Products – 0.6%
Kimberly-Clark Corp. 6.125%, 08/01/2017	150,000	166,540
Procter & Gamble Co. / The 4.700%, 02/15/2019	100,000	102,558

		269,098

TOTAL CONSUMER STAPLES		1,324,528

ENERGY – 3.0%
Energy Equipment & Services – 0.4%
Weatherford International Ltd. 6.000%, 03/15/2018	150,000	151,287

Oil, Gas & Consumable Fuels – 2.6%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	150,000	162,480
Boardwalk Pipelines LP 5.500%, 02/01/2017	250,000	248,791
Enterprise Products Operating LLC 5.000%, 03/01/2015	150,000	154,339
Magellan Midstream Partners LP 6.400%, 07/15/2018	150,000	159,664
Valero Energy Corp. 4.750%, 06/15/2013	250,000	256,070
XTO Energy, Inc. 4.900%, 02/01/2014	100,000	107,563

		1,088,907

TOTAL ENERGY		1,240,194

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 26.9%	Amount	Value

FINANCIALS – 7.8%
Capital Markets – 1.8%
Goldman Sachs Group, Inc. / The 5.150%, 01/15/2014	$100,000	$105,882
Jefferies Group, Inc. 5.875%, 06/08/2014	150,000	154,189
Mellon Funding Corp. 5.500%, 11/15/2018	250,000	257,041
Morgan Stanley 4.750%, 04/01/2014	250,000	251,676

		768,788

Commercial Banks – 1.4%
BB&T Corp. 5.200%, 12/23/2015	100,000	103,995
Deutsche Bank Capital Funding Trust VII 5.628%, Perpetual (b) (c)	250,000	183,750
KeyBank NA 5.700%, 11/01/2017	150,000	125,150
PNC Funding Corp. 5.250%, 11/15/2015	150,000	154,448

		567,343

Consumer Finance – 0.6%
Capital One Bank USA NA 5.125%, 02/15/2014	100,000	104,127
Discover Financial Services 6.450%, 06/12/2017	150,000	140,592

		244,719

Diversified Financial Services – 2.0%
Bank of America Corp. 5.750%, 08/15/2016	150,000	151,184
Citigroup, Inc. 5.850%, 08/02/2016	150,000	147,059
General Electric Capital Corp. 5.000%, 01/08/2016	250,000	253,179
JPMorgan Chase & Co. 5.150%, 10/01/2015	250,000	259,207

		810,629

Insurance – 1.1%
Assurant, Inc. 5.625%, 02/15/2014	100,000	102,625
Liberty Mutual Group, Inc. 5.750%, 03/15/2014 (b)	250,000	246,645
MetLife, Inc. 5.375%, 12/15/2012	100,000	106,351

		455,621

Real Estate Investment Trusts – 0.9%
Duke Realty LP 4.625%, 05/15/2013	250,000	241,276
HCP, Inc. 6.000%, 01/30/2017	150,000	141,364

		382,640

TOTAL FINANCIALS		3,229,740

HEALTH CARE – 1.7%
Health Care Equipment & Supplies – 0.4%
Hospira, Inc. 6.050%, 03/30/2017	150,000	157,222

Health Care Providers & Services – 0.7%
UnitedHealth Group, Inc. 6.000%, 02/15/2018	150,000	155,190
WellPoint, Inc. 5.875%, 06/15/2017	150,000	154,770

		309,960

Pharmaceuticals – 0.6%
Abbott Laboratories 5.600%, 11/30/2017	150,000	163,162
Wyeth 6.950%, 03/15/2011	100,000	106,857

		270,019

TOTAL HEALTH CARE		737,201

INDUSTRIALS – 1.5%
Building Products – 0.4%
Owens Corning, Inc. 6.500%, 12/01/2016	150,000	153,823

Commercial Services & Supplies – 0.4%
Waste Management, Inc. 6.100%, 03/15/2018	150,000	159,774

Road & Rail – 0.7%
CSX Corp. 5.600%, 05/01/2017	150,000	155,842
ERAC USA Finance Co. 6.375%, 10/15/2017 (b)	150,000	151,740

		307,582

TOTAL INDUSTRIALS		621,179

INFORMATION TECHNOLOGY – 0.4%
IT Services – 0.4%
Computer Sciences Corp. 6.500%, 03/15/2018	150,000	163,957

TOTAL INFORMATION TECHNOLOGY		163,957

TELECOMMUNICATION SERVICES – 2.4%
Diversified Telecommunication Services – 1.8%
AT&T Corp. 7.300%, 11/15/2011	100,000	110,155
Embarq Corp. 6.738%, 06/01/2013	150,000	163,097
Telecom Italia Capital SA 5.250%, 10/01/2015	100,000	104,684
Telefonos de Mexico S.A.B. de C.V. 5.500%, 01/27/2015	100,000	103,594
Verizon Florida LLC 6.125%, 01/15/2013	250,000	267,064

		748,594

(continued)

Ohio National Fund, Inc.
Omni Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 26.9%	Amount	Value

Wireless Telecommunication Services – 0.6%
America Movil S.A.B. de C.V. 5.750%, 01/15/2015	$100,000	$105,755
Rogers Communications, Inc. 5.500%, 03/15/2014	150,000	160,880

		266,635

TOTAL TELECOMMUNICATION SERVICES		1,015,229

UTILITIES – 5.5%
Electric Utilities – 4.2%
Commonwealth Edison Co. 5.950%, 08/15/2016	150,000	160,818
Duke Energy Carolinas LLC 6.050%, 04/15/2038	150,000	160,266
Kansas City Power & Light Co. 5.850%, 06/15/2017	150,000	154,846
Nevada Power Co. 5.950%, 03/15/2016	150,000	159,150
Pennsylvania Electric Co. 6.050%, 09/01/2017	150,000	156,339
Potomac Electric Power Co. 6.500%, 11/15/2037	150,000	165,162
PSEG Power LLC 5.000%, 04/01/2014	250,000	258,476
Southern Power Co. 4.875%, 07/15/2015	250,000	260,518
Union Electric Co. 6.400%, 06/15/2017	150,000	161,771
Virginia Electric & Power Co. 4.750%, 03/01/2013	100,000	104,707

		1,742,053

Gas Utilities – 0.6%
Spectra Energy Capital LLC 5.500%, 03/01/2014	250,000	263,082

Multi-Utilities – 0.3%
Consumers Energy Co. 6.000%, 02/15/2014	100,000	110,016

Water Utilities – 0.4%
American Water Capital Corp. 6.085%, 10/15/2017	150,000	156,978

TOTAL UTILITIES		2,272,129

Total Corporate Bonds (Cost $10,826,106)		$11,188,621

Money Market Funds – 5.3%	Shares	Value

Federated Prime Cash Obligations Fund
Institutional Class	113,000	$113,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	2,084,000	2,084,000

Total Money Market Funds (Cost $2,197,000)		$2,197,000

Total Investments – 99.5% (Cost $38,635,160) (d)		$41,320,405
Other Assets in Excess of Liabilities – 0.5%		196,970

Net Assets – 100.0%		$41,517,375

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2009 the value of these securities totaled $582,135 or 1.4% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2009.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $38,635,160)	$41,320,405
Cash	161
Receivable for securities sold	1,065,772
Receivable for fund shares sold	33,198
Dividends and accrued interest receivable	191,333
Prepaid expenses and other assets	665

Total assets	42,611,534

Liabilities:
Payable for securities purchased	1,020,039
Payable for fund shares redeemed	31,284
Payable for investment management services	21,195
Payable for compliance services	1,677
Accrued custody expense	530
Accrued professional fees	11,140
Accrued accounting fees	5,492
Accrued printing and filing fees	2,802

Total liabilities	1,094,159

Net assets	$41,517,375

Net assets consist of:
Par value, $1 per share	$2,879,683
Paid-in capital in excess of par value	46,694,782
Accumulated net realized loss on investments	(10,838,642)
Net unrealized appreciation on investments	2,685,245
Undistributed net investment income	96,307

Net assets	$41,517,375

Shares outstanding	2,879,683

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$14.42

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$707,226
Dividends (net of withholding tax of $56)	408,542

Total investment income	1,115,768

Expenses:
Management fees	225,810
Custodian fees	8,545
Directors’ fees	4,074
Professional fees	13,870
Accounting fees	30,864
Printing and filing fees	6,089
Compliance expense	6,376
Other	1,008

Total expenses	296,636

Net investment income	819,132

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(2,391,949)
Foreign currency related transactions	12
Change in unrealized appreciation/depreciation on investments	12,249,119

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	9,857,182

Change in net assets from operations	$10,676,314

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Omni Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$819,132	$1,212,367
Net realized gain (loss) on investments and foreign currency related transactions	(2,391,937)	(8,024,274)
Change in unrealized appreciation/depreciation on investments	12,249,119	(10,555,311)

Change in net assets from operations	10,676,314	(17,367,218)

Distributions to shareholders:
Distributions from net investment income	(722,837)	(1,075,689)

Capital transactions:
Received from shares sold	3,952,680	6,110,882
Received from dividends reinvested	722,837	1,075,689
Paid for shares redeemed	(8,026,435)	(15,662,751)

Change in net assets from capital transactions	(3,350,918)	(8,476,180)

Change in net assets	6,602,559	(26,919,087)
Net Assets:
Beginning of year	34,914,816	61,833,903

End of year	$41,517,375	$34,914,816

Undistributed net investment income	$96,307	$136,684

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$11.02	$16.60	$15.79	$14.11	$13.05
Operations:
Net investment income	0.29	0.40	0.34	0.27	0.25
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions	3.36	(5.63)	0.76	1.61	0.99

Total from operations	3.65	(5.23)	1.10	1.88	1.24

Distributions:
Distributions from net investment income	(0.25)	(0.35)	(0.29)	(0.20)	(0.18)

Net asset value, end of year	$14.42	$11.02	$16.60	$15.79	$14.11

Total return	33.15%	–31.46%	6.99%	13.32%	9.49%
Ratios and supplemental data:
Net assets at end of year (millions)	$41.5	$34.9	$61.8	$67.1	$66.2
Ratios to average net assets:
Expenses	0.79%	0.74%	0.71%	0.71%	0.71%
Net investment income	2.18%	2.43%	1.85%	1.69%	1.66%
Portfolio turnover rate	157%	128%	143%	178%	180%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Objective/Strategy

The International Portfolio seeks total return on assets by investing primarily in equity securities of foreign companies.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	38.23%
Five years	1.25%
Ten years	-3.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the International Portfolio returned 38.23% versus 41.45% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

In response to rapidly deteriorating macroeconomic fundamentals, governments across the globe responded with unprecedented fiscal stimulus programs. All told, over $2 trillion in spending was announced over the past year. After the U.S., China has announced the second largest stimulus package with a plan to spend at least $586 billion over a two-year period. Japan announced multiple stimulus packages over the past year totaling $261 billion and very recently supplemented that with the announcement of a planned additional $81 billion in spending. Major European economies, such as the United Kingdom, Germany, France, Spain and Italy announced plans that totaled around $372 billion. In addition to fiscal stimulus, central banks around the world have also engaged in coordinated rate cuts and quantitative easing programs.

During the year, equity markets experienced extreme volatility. After breaking through their November 2008 lows in early March 2009, global markets staged a sharp rally: based initially on marginally less negative news and a more constructive view of government fiscal and monetary policies and more recently on a nascent economic recovery and stabilizing corporate fundamentals. Unlike 2008, this market move was characterized by a divergence in market and sector performance as correlations retreated from all time highs and investors refocused on fundamentals. International markets, particularly emerging markets, out-performed domestic markets, and financials and cyclicals were among the strongest performing sectors.

The divergence in market performance reflected the divergence in economic prospects for various economies. While the global economy remained challenging, international equities benefited from more optimistic economic assessment from organizations such as the International Monetary Fund and the Organization for Economic Cooperation and Development. The outlook has been particularly favorable for emerging market economies which were relatively resilient compared to developed markets and are leading the way in the global recovery. These markets have been reporting improvements in trade, industrial production and domestic consumption. As a result of the stronger outlook, and an increase in investors’ risk appetite, emerging markets strongly out-performed. For the year ended December 31, 2009, the MSCI Emerging Markets Index had a return of 78.51% compared to a return of 41.45% for the MSCI All Country World ex-USA Index and 26.25% for MSCI USA Index. Among the top emerging market performers for the year were Brazil 128.06%, Korea 71.35%, Turkey 97.51% and China 62.29%. Even though developed markets under-performed their emerging markets counterparts, they still posted strong returns. One of the major exceptions was Japan which posted a very weak 6.25% return for the year as concerns persisted as to the sustainability of a recovery in that economy.

From a policy perspective, many investors were focused on the prospect of central bank tightening. Three central banks we monitor raised rates toward the end of the year: Norway, Australia and Israel. The U.S. Federal Reserve continued to strike an optimistic tone on the economy while assuring markets that accommodative policies would continue.

The key contributor to the Portfolio’s performance was the strong country allocation. The strategy’s country ranking process identified leading countries that provided solid returns relative to world benchmarks over the year. The Portfolio was rewarded for maintaining an over-weight in the Norwegian economy. This smaller, faster growing continental European developed economy was the most positive contributor to the Portfolio during the year.(1)

The Portfolio correctly over-weighted South Korea and successfully pared the Portfolio’s exposure to the under-performing Japanese market. The reduction in Japanese holdings was rewarded as Japanese equities were the worst performing country stock market of the benchmark’s 15 largest economies. In addition to South Korea in Asia, several key emerging economies contributed positively to Portfolio performance including Brazil in Latin America and Turkey in Central Europe. These economies had attractive valuations given the accelerating corporate earnings growth as the global economy began to recover from the worldwide recession. Throughout the year, the Portfolio’s country allocation took advantage of favorable investment opportunities among emerging markets. As such, the Portfolio’s strong over-weight positions in select developing markets were significant drivers of performance.(1)

The Portfolio’s weakest performing country on a relative basis was Poland, which negatively contributed to Portfolio performance. At the beginning of the year the Portfolio held an over-weight position in Poland. Eastern European economies deteriorated swiftly in the first quarter. This heightened risk aversion saw capital flee Eastern Europe driving both the Polish stock market and Polish Zloty currency. Poland was forced to postpone its plan to adopt the Euro until at least 2014, which negatively impacted the Portfolio’s stock holdings in the region. Our holdings

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

in the Czech Republic also negatively impacted our Portfolio’s relative performance.(1)

Certain currency pairs reached the highest level of volatility in more than a decade, with some currency movements in conflict with traditional fundamental factors. For example, the United Kingdom had strengthening currency while experiencing rapidly deteriorating public finances, which led Standard & Poor’s to downgrade its U.K. triple-A investment grade from stable to negative. A large part of our under-performance during the year was attributable to our under-weight of the U.K. and other countries such as Canada and Australia that had appreciating currencies even when the assets of those countries were relatively unattractive long-term investments.

Leading indicators suggest that economic activity in 2010 and 2011 is accelerating in all continents throughout the globe. With this strong growth, focus will return to traditional valuations, cash flows and quality — we find several countries with reasonable valuations, strong cash flows and quality firms. We remain positive on the prospects for several developing countries and our country allocation process continues to rate select markets highly. Our over-weight is spread amongst several top quality developing countries and diversified across the regions. The Portfolio narrowed its relative under-weight in Europe, increasing its weight in the region primarily through increasing our weight in Italy and other non-core European countries. We still remain cautious on the European region, but have identified Italian shares to be a bargain at these pre-recovery levels. We proceed with tempered optimism as we monitor government exit strategies. While we expect governments to begin to normalize policies, we believe actual monetary tightening is still a long way off.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. As of June 2009, the MSCI All Country World Index consisted of 23 developed and 22 emerging market country indices.

The MSCI EAFE Growth Index (Net-USD) is a subset of securities derived from the MSCI EAFE Index, which is generally representative of performance of stock markets in that region, using a two dimensional framework for style segmentation. The index presented herein includes the effect of minimum reinvestment of dividends.

We are now using the MSCI All Country World Ex-USA Index as the Portfolio’s primary benchmark because we believe the Portfolio’s investments more closely resemble the securities represented in that index than those represented in the MSCI EAFE Growth Index.

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	94.4
Preference Shares (Brazil) (3)	0.5
Exchange Traded Funds (3)	4.0
Money Market Funds and Other Net Assets	1.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	iShares Asia Trust – iShares FTSE/Xinhua A50 China Tracker	2.4
2.	Samsung Electronics Co. Ltd.	2.4
3.	Statoil ASA	2.3
4.	Nestle SA	1.9
5.	Petroleo Brasileiro SA – ADR Class A	1.8
6.	Novo Nordisk A/S	1.8
7.	UniCredit SpA	1.7
8.	HSBC Holdings PLC	1.7
9.	America Movil SAB de CV – ADR	1.6
10.	Yara International ASA	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 country weightings (combined):

% of Net Assets

South Korea	10.7
Denmark	10.2
Italy	9.9
Norway	9.1
Switzerland	9.0
Brazil	8.7
China	8.1
Mexico	6.3
Japan	5.8
Chile	5.3

Ohio National Fund, Inc.
International Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 94.4%	Shares	Value

South Korea – 10.7%
Busan Bank (a) (b)	17,800	$212,380
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (b)	14,500	217,356
GS Engineering & Construction Corp. (b)	2,600	241,069
Hana Financial Group, Inc. (b)	6,700	189,371
Hanjin Shipping Co. Ltd. (a) (c)	11,318	201,190
Hanjin Shipping Holdings Co. Ltd. (b)	2,182	25,541
Hanwha Chemical Corp. (b)	29,000	334,845
Hanwha Corp. (b)	8,800	360,384
Hyundai Heavy Industries Co. Ltd. (b)	2,500	371,211
Hyundai Motor Co. (a) (b)	11,400	1,180,033
Hyundai Steel Co. (b)	5,800	430,720
Industrial Bank of Korea (a) (b)	16,000	191,698
KB Financial Group, Inc. (a) (b)	21,500	1,094,785
Korea Electric Power Corp. (a) (b)	11,600	338,597
KT Corp. – ADR	56,800	955,376
LG Chem Ltd. (b)	1,500	293,996
LG Corp. (b)	5,500	343,544
LG Display Co. Ltd. (b)	15,600	527,442
LG Electronics, Inc. (b)	15,600	1,626,272
LS Corp. (b)	2,600	258,627
POSCO – ADR	17,500	2,294,250
Samsung Electro-Mechanics Co. Ltd. (b)	16,100	1,480,662
Samsung Electronics Co. Ltd. (b)	7,400	5,074,402
Samsung Heavy Industries Co. Ltd. (b)	14,700	304,780
Samsung SDI Co. Ltd. (b)	12,000	1,528,007
Shinhan Financial Group Co. Ltd. (a) (b)	16,800	621,669
SK Energy Co. Ltd. (b)	5,700	572,673
SK Holdings Co. Ltd. (b)	4,200	320,500
Woongjin Coway Co. Ltd. (b)	19,800	654,795
Woori Finance Holdings Co. Ltd. (a) (b)	17,900	211,858

		22,458,033

Denmark – 10.2%
A P Moller – Maersk A/S (b)	262	1,840,784
Bang & Olufsen A/S (a) (b)	40,300	583,519
Carlsberg A/S (b)	21,950	1,615,842
Coloplast A/S (b)	6,700	605,897
D/S Norden (b)	12,200	491,120
Danisco A/S (b)	31,000	2,068,301
Danske Bank A/S (a) (b)	75,200	1,688,195
DSV A/S (a) (b)	78,525	1,423,097
East Asiatic Co. Ltd A/S (b)	9,100	317,494
FLSmidth & Co. A/S (b)	4,000	280,223
H Lundbeck A/S (b)	46,700	843,737
NKT Holding A/S (a) (b)	15,800	879,688
Novo Nordisk A/S (b)	58,825	3,755,489
Novozymes A/S (b)	5,700	593,015
Sydbank A/S (a) (b)	36,500	929,527
Topdanmark A/S (a) (b)	2,800	377,086
Torm A/S (b)	62,800	612,027
TrygVesta AS (b)	5,700	374,687
Vestas Wind Systems A/S (a) (b)	27,600	1,680,365
William Demant Holding (a) (b)	4,900	368,291

		21,328,384

Italy – 9.9%
A2A SpA (b)	525,000	1,101,454
Ansaldo STS SpA (b)	20,700	394,505
Assicurazioni Generali SpA (b)	13,200	355,612
Benetton Group SpA (b)	33,100	295,755
Credito Emiliano SpA (a) (b)	88,800	683,905
Davide Campari – Milano SpA (b)	69,500	726,063
DiaSorin SpA (b)	14,800	525,985
Enel SpA (b)	57,400	332,311
ENI SpA (b)	69,600	1,772,420
Fiat SpA (a) (b)	60,800	889,745
Finmeccanica SpA (b)	20,000	320,218
Intesa Sanpaolo SpA (a) (b)	459,000	2,065,511
Italcementi SpA (b)	14,800	202,444
Maire Tecnimont SpA (b)	131,300	464,643
Mediaset SpA (b)	292,400	2,404,097
Mediobanca SpA (b)	69,170	821,717
Mediolanum SpA (b)	35,200	219,884
Parmalat SpA (b)	132,400	370,153
Piaggio & C SpA (b)	451,500	1,293,351
Prysmian SpA (b)	40,100	699,955
Saras SpA (b)	145,000	455,293
Sorin SpA (a) (b)	105,000	200,020
Telecom Italia SpA (b)	318,500	496,843
UniCredit SpA (a) (b)	1,098,200	3,672,119

		20,764,003

Norway – 9.1%
Aker Solutions ASA (b)	32,000	415,849
DnB NOR ASA (a) (b)	191,644	2,068,936
Fred Olsen Energy ASA (b)	43,900	1,681,258
Norsk Hydro ASA (a) (b)	206,600	1,735,527
Orkla ASA (b)	65,600	643,590
Statoil ASA (b)	192,900	4,810,853
Tandberg ASA (b)	18,000	511,928
Telenor ASA (a) (b)	201,700	2,817,688
TGS Nopec Geophysical Co. ASA (a) (b)	77,600	1,401,609
Yara International ASA (b)	67,000	3,034,776

		19,122,014

Switzerland – 9.0%
ABB Ltd. (a) (b)	58,600	1,129,183
Actelion Ltd. (a) (b)	7,300	389,896
Baloise-Holding AG (b)	3,700	307,201
Credit Suisse Group AG (b)	33,400	1,654,682
Julius Baer Group Ltd. (c)	16,900	594,347
Kuehne + Nagel International AG (b)	8,400	816,725
Nestle SA (b)	83,000	4,028,291
Nobel Biocare Holding AG (b)	16,400	549,648
Novartis AG (b)	52,500	2,866,985
Roche Holding AG – Genusscheine (b)	16,300	2,787,510
Sonova Holding AG (b)	2,300	278,645
Swatch Group AG / The (b)	1,600	404,993
Syngenta AG (b)	3,500	988,428
UBS AG (a)	86,400	1,340,064
Zurich Financial Services AG (b)	3,500	765,183

		18,901,781

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 94.4%	Shares	Value

Brazil – 8.2%
Banco Bradesco SA – ADR	48,800	$1,067,256
Banco do Brasil SA	46,600	792,280
Banco Santander Brasil SA – ADR	24,000	334,560
Cia de Bebidas das Americas – ADR	12,500	1,263,625
Cia de Saneamento Basico do Estado de Sao Paulo – ADR	19,400	758,928
Cia Energetica de Minas Gerais – ADR	59,500	1,074,570
Cia Siderurgica Nacional SA – ADR	38,700	1,235,691
Fibria Celulose SA – ADR	26,535	606,059
Itau Unibanco Banco Holding SA – ADR	39,708	906,931
Petroleo Brasileiro SA – ADR	8,200	390,976
Petroleo Brasileiro SA – ADR Class A	90,100	3,819,339
Souza Cruz SA	10,400	347,304
Tele Norte Leste Participacoes SA – ADR	19,800	424,116
Vale SA – ADR	40,000	1,161,200
Vale SA – ADR Class P	119,900	2,975,918

		17,158,753

Mexico – 6.3%
Alfa SAB de CV	45,000	282,961
America Movil SAB de CV – ADR	70,300	3,302,694
Cemex SAB de CV – ADR	94,200	1,113,444
Fomento Economico Mexicano SAB de CV – ADR	9,600	459,648
Grupo Aeroportuario del Sureste SAB de CV – ADR	9,400	487,014
Grupo Bimbo SAB de CV	87,300	568,564
Grupo Carso SAB de CV	126,000	385,359
Grupo Elektra SA de CV	7,700	371,404
Grupo Financiero Banorte SAB de CV	259,000	934,079
Grupo Mexico SAB de CV	440,000	1,004,311
Grupo Modelo SAB de CV (a)	86,883	482,167
Grupo Televisa SA – ADR	54,000	1,121,040
Industrias Penoles SAB de CV	21,900	470,410
Telefonos de Mexico SAB de CV – ADR	34,200	567,036
Wal-Mart de Mexico SAB de CV	390,200	1,738,928

		13,289,059

Japan – 5.8%
Ajinomoto Co., Inc. (b)	73,000	687,073
Asahi Glass Co. Ltd. (b)	44,000	418,531
Canon, Inc. (b)	19,100	812,485
Elpida Memory, Inc. (a) (b)	34,000	554,131
FUJIFILM Holdings Corp. (b)	23,400	706,696
Hokuhoku Financial Group, Inc. (b)	168,000	343,497
Honda Motor Co. Ltd. (b)	20,000	678,574
HOYA Corp. (b)	25,600	683,073
ITOCHU Corp. (b)	59,000	435,820
KDDI Corp. (b)	105	556,155
Komatsu Ltd. (b)	30,900	646,866
Kubota Corp. (b)	61,000	559,726
Marubeni Corp. (b)	78,000	430,870
Mitsubishi UFJ Financial Group, Inc. (b)	73,000	359,582
Nippon Telegraph & Telephone Corp. (b)	20,000	790,061
Nishi-Nippon City Bank Ltd. / The (b)	154,000	377,095
NTT DoCoMo, Inc. (b)	287	400,505
Sharp Corp. (b)	74,000	934,494
Shionogi & Co. Ltd. (b)	28,000	607,078
Sumitomo Corp. (b)	40,000	407,310
Toyota Motor Corp. (b)	17,400	733,601

		12,123,223

China – 5.7%
Bank of China Ltd. (b)	1,922,400	1,033,081
China Citic Bank Corp. Ltd. (b)	977,900	827,758
China Construction Bank Corp. (b)	1,070,000	913,936
China Life Insurance Co. Ltd. (b)	302,000	1,477,769
China Oilfield Services Ltd. (b)	288,000	341,588
China Shenhua Energy Co. Ltd. (b)	75,000	364,073
Dongfeng Motor Group Co. Ltd. (b)	374,000	534,059
Industrial & Commercial Bank of China (b)	860,000	708,265
Jiangsu Expressway Co. Ltd. (b)	396,000	352,035
Jiangxi Copper Co. Ltd. (b)	385,000	900,383
PetroChina Co. Ltd. (b)	911,300	1,083,399
Ping An Insurance Group Co. of China Ltd. (b)	69,000	599,966
Shandong Weigao Group Medical Polymer Co. Ltd. (b)	56,000	186,632
Tsingtao Brewery Co. Ltd. (b)	153,200	847,420
Weiqiao Textile Co. (b)	285,000	193,769
Yanzhou Coal Mining Co. Ltd. (b)	260,000	568,652
Zhejiang Expressway Co. Ltd. (b)	494,000	455,179
Zijin Mining Group Co. Ltd. (b)	636,000	602,851

		11,990,815

Chile – 4.1%
Banco Santander Chile – ADR	32,800	2,124,784
CAP SA	15,200	447,808
Centros Comerciales Sudamericanos SA	215,000	727,471
Colbun SA	600,000	153,119
Empresa Nacional de Electricidad SA – ADR	16,150	811,860
Empresas CMPC SA	14,000	557,296
Empresas COPEC SA	60,232	900,898
Enersis SA – ADR	53,900	1,232,154
Lan Airlines SA	25,000	426,643
SACI Falabella	35,000	206,572
Sociedad Quimica y Minera de Chile SA – ADR Series B	24,000	901,680
Vina Concha y Toro SA	75,000	166,273

		8,656,558

Hong Kong – 3.2%
Beijing Enterprises Holdings Ltd. (b)	95,000	688,062
China Mobile Ltd. (b)	88,000	818,797
China Resources Enterprise Ltd. (b)	118,000	428,680
CNOOC Ltd. (b)	846,800	1,319,265
Hang Lung Properties Ltd. (b)	91,000	356,752
Henderson Land Development Co. Ltd. (b)	37,000	276,491
Hong Kong & China Gas Co. Ltd. (b)	86,000	215,701
Hong Kong Exchanges & Clearing Ltd. (b)	48,500	862,931
Sinotruk Hong Kong Ltd. (b)	85,000	98,830

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 94.4%	Shares	Value

Hong Kong (continued)
Sun Hung Kai Properties Ltd. (b)	67,000	$996,231
Swire Pacific Ltd. (b)	56,000	677,229

		6,738,969

Austria – 2.8%
Erste Group Bank AG (b)	41,643	1,547,410
Mayr Melnhof Karton AG (b)	2,700	277,668
OMV AG (b)	28,700	1,259,247
Raiffeisen International Bank Holding AG (b)	12,200	681,567
Telekom Austria AG (b)	34,100	486,768
Verbund – Oesterreichische Elektrizitaetswirtschafts AG (b)	10,500	445,223
Vienna Insurance Group (b)	25,200	1,293,493

		5,991,376

Cayman Islands – 2.5%
Agile Property Holdings Ltd. (b)	340,000	493,546
Alibaba.com Ltd. (b)	230,500	531,397
Belle International Holdings Ltd. (b)	475,000	550,274
Hengan International Group Co. Ltd. (b)	117,000	866,297
Kingboard Chemical Holdings Ltd. (b)	50,000	196,995
Li Ning Co. Ltd. (b)	178,000	674,943
Subsea 7, Inc. (a) (b)	26,000	430,518
Tencent Holdings Ltd. (b)	55,000	1,189,524
Tingyi Cayman Islands Holding Corp. (b)	120,000	296,940

		5,230,434

Czech Republic – 2.3%
CEZ AS (b)	33,500	1,572,936
Komercni Banka AS (b)	9,600	2,057,069
Telefonica O2 Czech Republic AS (b)	53,600	1,222,942

		4,852,947

United Kingdom – 1.8%
HSBC Holdings PLC (b)	304,700	3,465,944
Standard Chartered PLC (b)	12,000	297,863

		3,763,807

Bermuda – 1.7%
Central European Media Enterprises Ltd. (a) (b)	40,000	971,970
Esprit Holdings Ltd. (b)	42,627	282,816
Frontline Ltd. (b)	36,900	1,044,000
Golden Ocean Group Ltd. (a) (b)	585,600	1,061,288
Yue Yuen Industrial Holdings Ltd. (b)	102,000	295,315

		3,655,389

Luxembourg – 0.9%
Acergy SA (b)	114,900	1,809,970

United States – 0.2%
Synthes, Inc. (b)	3,300	432,593

Taiwan – 0.0%
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	1	2

Total Common Stocks (Cost $153,665,525)		$198,268,110

Preference Shares (Brazil) – 0.5%	Shares	Value

Brazil – 0.5%
Fertilizantes Fosfatados SA (a)	26,400	$249,064
Itau Unibanco Banco Holding SA	36,620	813,485

Total Preference Shares (Brazil) (Cost $755,276)		$1,062,549

Exchange Traded Funds – 4.0%	Shares	Value

China – 2.4%
iShares Asia Trust – iShares FTSE/Xinhua A50 China Tracker (c)	2,639,600	$5,079,427

Chile – 1.2%
iShares MSCI Chile Investable Market Index Fund	45,600	2,498,424

United States – 0.4%
iShares MSCI EAFE Index Fund	11,174	617,699
iShares MSCI Emerging Markets Index Fund	5,081	210,862

		828,561

Total Exchange Traded Funds (Cost $6,495,249)		$8,406,412

Rights – 0.0%	Quantity	Value

Australia – 0.0%
Woodside Petroleum Ltd. (c)	533	$2,322

Total Rights (Cost $1,693)		$2,322

Warrants – 0.0%	Quantity	Value

Italy – 0.0%
Mediobanca SpA
Expiration: March 2011, Exercise Price: $13.17 (a) (c)	35,400	$5,496

Total Warrants (Cost $0)		$5,496

(continued)

Ohio National Fund, Inc.
International Portfolio (Continued)

Schedule of Investments	December 31, 2009

Money Market Funds – 0.8%	Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class 2	1,675,416	$1,675,416

Total Money Market Funds (Cost $1,675,416)		$1,675,416

Total Investments – 99.7% (Cost $162,593,159) (d)		$209,420,305
Other Assets in Excess of Liabilities – 0.3%		626,025

Net Assets – 100.0%		$210,046,330

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $153,778,513 or 73.2% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses the local close price because the confidence interval associated with an investment is below the 75% threshold. These securities represent $5,882,782 or 2.8% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds and rights are also not evaluated by the fair valuation service.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

Sector Classifications (combined):

Financials	22.4%
Energy	11.5%
Materials	10.8%
Industrials	10.2%
Consumer Staples	8.4%
Consumer Discretionary	8.2%
Health Care	6.9%
Information Technology	6.6%
Telecommunication Services	6.1%
Utilities	3.8%

94.9%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $162,593,159)	$209,420,305
Foreign currency (Cost $262)	265
Receivable for fund shares sold	198,239
Dividends and accrued interest receivable	147,096
Foreign tax reclaim receivable	80,499
Prepaid expenses and other assets	3,501
Net unrealized appreciation on foreign currency contracts	1,125,251

Total assets	210,975,156

Liabilities:
Payable for fund shares redeemed	723,992
Payable for investment management services	146,525
Payable for compliance services	1,674
Accrued custody expenses	29,828
Accrued professional fees	11,372
Accrued accounting fees	1,412
Accrued printing and filing fees	14,023

Total liabilities	928,826

Net assets	$210,046,330

Net assets consist of:
Par value, $1 per share	$20,109,468
Paid-in capital in excess of par value	268,945,362
Accumulated net realized loss on investments	(128,303,123)
Net unrealized appreciation/depreciation on:
Investments	46,827,146
Foreign currency contracts	1,125,251
Foreign currency related transactions	2,598
Undistributed net investment income	1,339,628

Net assets	$210,046,330

Shares outstanding	20,109,468

Authorized Fund shares allocated to Portfolio	34,000,000

Net asset value per share	$10.45

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$977
Dividends (net of $650,035 foreign taxes withheld)	4,601,724
Other income	112,962

Total investment income	4,715,663

Expenses:
Management fees	1,534,586
Custodian fees	279,152
Directors’ fees	19,819
Professional fees	22,699
Accounting fees	85,861
Printing and filing fees	30,336
Compliance expense	6,376
Other	5,222

Total expenses	1,984,051

Net investment income	2,731,612

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(39,102,585)
Foreign currency contracts	(77,667)
Foreign currency related transactions	(1,042,180)
Change in unrealized appreciation/depreciation on:
Investments	99,098,350
Foreign currency contracts	1,125,251
Foreign currency related transactions	12,581

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	60,013,750

Change in net assets from operations	$62,745,362

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,731,612	$2,971,488
Net realized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	(40,222,432)	(87,679,937)
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	100,236,182	(74,919,033)

Change in net assets from operations	62,745,362	(159,627,482)

Capital transactions:
Received from shares sold	20,610,913	86,201,321
Paid for shares redeemed	(53,057,563)	(135,986,904)

Change in net assets from capital transactions	(32,446,650)	(49,785,583)

Change in net assets	30,298,712	(209,413,065)
Net Assets:
Beginning of year	179,747,618	389,160,683

End of year	$210,046,330	$179,747,618

Undistributed net investment income	$1,339,628	$1,021,830

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$7.56	$14.02	$12.81	$10.76	$9.84
Operations:
Net investment income	0.14	0.13	0.09	0.05	0.05
Net realized and unrealized gain (loss) on investments, foreign currency contracts, futures contracts, and other foreign currency related transactions	2.75	(6.59)	1.12	2.02	0.87

Total from operations	2.89	(6.46)	1.21	2.07	0.92

Distributions:
Distributions from net investment income	—	—	—	(0.02)	—

Net asset value, end of year	$10.45	$7.56	$14.02	$12.81	$10.76

Total return	38.23%	–46.08%	9.45%	19.23%	9.40%
Ratios and supplemental data:
Net assets at end of year (millions)	$210.0	$179.7	$389.2	$333.0	$212.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.07%	0.91%	0.99%	1.03%	1.11%
Net investment income	1.47%	1.03%	0.66%	0.58%	0.61%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.07%	0.91%	0.99%	1.03%	1.12%
Net investment income	1.47%	1.03%	0.66%	0.58%	0.60%
Portfolio turnover rate	168%	214%	123%	72%	117%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	42.84%
Five years	2.07%
Ten years	6.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Capital Appreciation Portfolio returned 42.84% versus 26.46% for the current benchmark, the S&P 500 Index.

Every sector in the Portfolio advanced in 2009, and all but Utilities generated triple or double-digit returns. Stock selection nearly across the board drove the strong relative and absolute performance. The top ten contributors came from seven different sectors. The Consumer Discretionary sector, bolstered by media holdings, made the strongest positive impact on absolute return and was a source of relative gain. While fears of advertising cuts led these media stocks to experience large 2008 declines, we maintained our positions. We recognized that there was little in the way of estimate cuts for our holdings, especially relative to the stock price declines. Discovery Communications, Inc., whose programming includes the Discovery Channel, TLC and Animal Planet, strongly rebounded in 2009 and was a major contributor to performance. Discovery Communications, Inc. has created value, out-executed and has grown faster than every traditional media company. We took a profit and closed the position in November due to valuation.(1)

The Health Care and Energy sectors made an outsized contribution to absolute return and meaningfully out-performed the broad market index. Advanced Medical Optics Inc. and Newfield Exploration Co. led their respective sectors. Advanced Medical Optics is an example where we took advantage of the disconnect between a company’s underlying fundamentals and market expectations. Despite Advanced Medical Optics’s under-performance in 2008, we remained confident that the steady nature of Advanced Medical Optics’s cataract business would carry the company through the Lasik down-cycle. The majority of Advanced Medical Optics’s business consisted of cataracts surgery, which is less economically sensitive. The market had placed too much focus on Lasik volumes, not distinguishing properly between a cyclical trough and a secular decline. Abbott Laboratories purchased Advanced Medical Optics in the beginning of January for a 160% premium over the prior trading day and a 450% premium over its October/November 2008 low.(1)

Newfield Exploration Co. is a U.S. oil and natural gas exploration and production company. We think Newfield Exploration Co.’s near-term growth prospects should be at the high end of management’s guidance, and we believe the company will generate free cash flow over and above its significant exploration and development budget. We are also optimistic about Newfield Exploration Co.’s decision to shift capital expenditures from dry gas to oil drilling, which should add value in weak gas market even if the shift slows barrel of oil equivalent production growth. In our view, Newfield Exploration Co.’s valuation is compelling; currently the stock is trading at a 15% discount to the group.(1)

Other standout performers included Celanese Corp. and The Goldman Sachs Group, Inc. Celanese Corp., an early cycle, specialty chemical company, has gained more than 170% from our initial purchase in early February through year end. Celanese Corp. is one of the lowest-cost producers of Acetyl (intermediate chemical used in many plastics) and has continued to cut costs in this tough operating environment, improving the company’s operating leverage. The company is continuing to take steps to protect its patented process technology lead. Currently, the stock still trades at a discount valuation to the specialty chemical group but has higher exposure to the growth areas within the sector. Acetyl’s demand, particularly within Asia, continues to remain robust as the overall manufacturing sector stabilizes and rebounds. In December, Celanese Corp. announced it will increase prices on certain products in the United States, Central and South America, Asia and Europe. We see normalized earnings well above $2.00 per share but have taken some profit and trimmed the position due to valuation on near-term EPS (earnings per share).(1)

The Goldman Sachs Group, Inc. was the ultimate survivor in the brokerage industry in 2009. As the credit crisis unfolded over the last 18 months, we were able to purchase the premier trading franchises on Wall Street below book value and under ten times the lower end of earnings estimates. As the year progressed, The Goldman Sachs Group, Inc. put more capital to work than any of its peers to take advantage of enormous bid/offer spreads throughout fixed income, and The Goldman Sachs Group, Inc.’s earnings estimates rose from under $10 per share to over $20 per share. While we believe The Goldman Sachs Group, Inc. is in the premier position within the industry and should be able to grow book value at double-digit rates, we have trimmed the position substantially as the risk/reward has narrowed.(1)

The Industrials sector was a detriment to absolute and relative performance. Delta Air Lines, Inc. and JetBlue Airways Corp. were among the largest detractors, reversing part of their strong 2008 contribution. Our investment thesis on both companies is predicated on significant revenue recovery, driven in part by lower fuel prices and a historic reduction of industry capacity. With recovery expectations muted, we think even a relatively

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

modest recovery would pave the way for a profitable 2010 and materially higher share prices. On a company-specific level, we believe Delta Air Lines, Inc. should be able to exceed cost expectations amid its integration with Northwest Airlines. Delta Air Lines, Inc.’s CFO recently announced the company’s passenger traffic is steadily recovering, putting it on track to report an 8% year-over-year decline in unit revenue in the fourth quarter. We have taken some profit and trimmed the position.(1)

JetBlue Airways Corp. is gaining market share among the more price sensitive business travelers, an opportunity we think it will be able to exploit further when it transitions to a new reservation system in the first quarter of 2010. Moreover, JetBlue Airways Corp.’s strong leisure mix and management’s efforts to shift capacity towards more stable Caribbean and Latin American VFR (Visiting Friends and Relatives) traffic while maintaining a strong core New York, Boston, Florida, and West Coast network support robust relative performance. Additionally, JetBlue Airways Corp. is adding code-share deals with non-U.S. carriers that should drive solid unit revenue performance in the near term. We think JetBlue Airways Corp. is attractively valued, has a strong balance sheet with no defined benefit plan, and has positive free cash flow prospects.(1)

Sallie Mae Corp. also hurt returns. Sallie Mae Corp. declined due to the Obama administration’s proposal to replace the Federal Family Education Loan Program (FFELP) with the government- run Direct Loan Program (DLP). This action would eliminate fees paid to private banks that provide loans to students. We exited the position in March due to the negative catalyst of the Obama administration’s threat to “change the rules” and not allow student loans to be originated privately.(1)

The five best performers were Advanced Medical Optics, Inc., Celanese Corp., Sprint Nextel Corp., Newfield Exploration Co. and Discovery Communications, Inc. The five worst performers were Sallie Mae Corp., White Mountains Insurance Group Ltd., Goodyear Tire & Rubber Co., E.I. du Pont de Nemours & Co. and JetBlue Airways Corp. The five largest detractors were Sallie Mae Corp., Delta Air Lines, Inc., E.I. du Pont de Nemours & Co., JetBlue Airways Corp. and White Mountains Insurance Group Ltd. The five largest contributors were Advanced Medical Optics Inc., Celanese Corp., The Goldman Sachs Group, Inc., Newfield Exploration Co. and Discovery Communications, Inc.(1)

From the depths of their March lows, equity markets have posted impressive rebounds, with most indices gaining 50% or more through year end. Due to workforce and inventory reductions, corporate profit results were much better than expected last year and have provided much of the fuel for this recovery in equities. Favorable interest rate and liquidity conditions have also been instrumental in spurring the rally. With these tailwinds in place, we expect further, albeit likely modest, equity gains in 2010 as the economy further stabilizes and expands. Of course, significant challenges remain, including high unemployment, still-weak housing markets, probable increases in tax rates, and rising inflation expectations.

As the economy expands, interest rates will eventually rise, as the Federal Reserve reins in the easy money that helped to revive growth. This process will at least begin when the extraordinary liquidity-providing programs put in place during the financial crisis of 2008 expire. At some stage, short-term interest rates will rise, although current indications are that the Federal Reserve will keep them low by historical standards over the intermediate term.

Against this backdrop, we remain cautiously optimistic. Depending upon various policy outcomes, the recovery in 2010 could be subpar relative to previous post-recessionary periods, and the market overall seems to be reasonably valued as share prices over the past year had a sharp recovery. We believe the current environment, where stock selection will ultimately be the key driver for out-performance over market indices, is favorable for our opportunistic investment style. We continue to find individual stocks that have compelling risk/rewards with fundamental catalysts.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	97.2
Preferred Stocks (3)	0.2
Money Market Funds Less Net Liabilities	2.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

	% of Net Assets

1.	ConAgra Foods, Inc.	2.3
2.	Pfizer, Inc.	2.2
3.	Cisco Systems, Inc.	2.2
4.	Dover Corp.	2.1
5.	Newfield Exploration Co.	2.1
6.	Travelers Companies, Inc. / The	2.0
7.	Watson Pharmaceuticals, Inc.	2.0
8.	Shire PLC – ADR	1.8
9.	Republic Services, Inc.	1.8
10.	Akamai Technologies, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Consumer Discretionary	17.7
Information Technology	16.2
Health Care	14.7
Financials	12.7
Energy	11.8
Industrials	9.1
Consumer Staples	8.3
Materials	5.4
Utilities	1.5

97.4

Ohio National Fund, Inc.
Capital Appreciation Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 97.2%	Shares	Value

CONSUMER DISCRETIONARY – 17.7%
Auto Components – 2.1%
Gentex Corp.	73,600	$1,313,760
Lear Corp. (a)	18,700	1,264,868

		2,578,628

Diversified Consumer Services – 3.4%
Career Education Corp. (a)	61,000	1,421,910
H&R Block, Inc.	77,800	1,759,836
Weight Watchers International, Inc.	38,700	1,128,492

		4,310,238

Hotels, Restaurants & Leisure – 1.6%
Pinnacle Entertainment, Inc. (a)	225,400	2,024,092

Household Durables – 1.3%
Ryland Group, Inc.	81,400	1,603,580

Internet & Catalog Retail – 1.0%
Ticketmaster Entertainment, Inc. (a)	102,380	1,251,083

Media – 6.7%
Liberty Global, Inc. Series C (a)	86,496	1,889,938
Time Warner Cable, Inc.	49,000	2,028,110
Viacom, Inc. Class B (a)	70,744	2,103,219
Vivendi SA (b)	42,900	1,273,259
Warner Music Group Corp. (a)	212,500	1,202,750

		8,497,276

Specialty Retail – 1.6%
GameStop Corp. Class A (a)	94,200	2,066,748

TOTAL CONSUMER DISCRETIONARY		22,331,645

CONSUMER STAPLES – 8.3%
Food & Staples Retailing – 2.4%
Kroger Co. / The	41,000	841,730
Wal-Mart Stores, Inc.	41,300	2,207,485

		3,049,215

Food Products – 5.9%
Bunge Ltd.	22,100	1,410,643
Cadbury PLC (b)	157,035	2,019,090
ConAgra Foods, Inc.	123,900	2,855,895
Tyson Foods, Inc. Class A	90,100	1,105,527

		7,391,155

TOTAL CONSUMER STAPLES		10,440,370

ENERGY – 11.8%
Energy Equipment & Services – 1.6%
Schlumberger Ltd.	31,900	2,076,371

Oil, Gas & Consumable Fuels – 10.2%
Apache Corp.	20,100	2,073,717
Cabot Oil & Gas Corp.	33,600	1,464,624
Exxon Mobil Corp.	26,000	1,772,940
Newfield Exploration Co. (a)	55,300	2,667,119
Occidental Petroleum Corp.	21,600	1,757,160
Suncor Energy, Inc.	42,900	1,514,799
Sunoco, Inc.	59,900	1,563,390

		12,813,749

TOTAL ENERGY		14,890,120

FINANCIALS – 12.5%
Capital Markets – 4.0%
Charles Schwab Corp. / The	107,378	2,020,854
Goldman Sachs Group, Inc. / The	9,300	1,570,212
Lazard Ltd. Class A	39,700	1,507,409

		5,098,475

Diversified Financial Services – 2.6%
Bank of America Corp.	107,462	1,618,378
JPMorgan Chase & Co.	40,100	1,670,967

		3,289,345

Insurance – 5.9%
Axis Capital Holdings Ltd.	76,300	2,167,683
Marsh & McLennan Companies, Inc.	61,700	1,362,336
Travelers Companies, Inc. / The	51,700	2,577,762
Validus Holdings, Ltd.	48,800	1,314,672

		7,422,453

TOTAL FINANCIALS		15,810,273

HEALTH CARE – 14.7%
Biotechnology – 1.8%
Amgen, Inc. (a)	39,100	2,211,887

Health Care Equipment & Supplies – 1.3%
Alcon, Inc.	10,100	1,659,935

Health Care Providers & Services – 1.4%
Medco Health Solutions, Inc. (a)	28,200	1,802,262

Life Sciences Tools & Services – 1.4%
Thermo Fisher Scientific, Inc. (a)	37,300	1,778,837

Pharmaceuticals – 8.8%
Abbott Laboratories	40,600	2,191,994
Novartis AG – ADR	24,200	1,317,206
Pfizer, Inc.	152,212	2,768,736
Shire PLC – ADR	39,600	2,324,520
Watson Pharmaceuticals, Inc. (a)	62,400	2,471,664

		11,074,120

TOTAL HEALTH CARE		18,527,041

INDUSTRIALS – 9.1%
Air Freight & Logistics – 1.3%
Hub Group, Inc. Class A (a)	60,400	1,620,532

Airlines – 2.8%
Delta Air Lines, Inc. (a)	161,300	1,835,594
JetBlue Airways Corp. (a)	311,300	1,696,585

		3,532,179

Commercial Services & Supplies – 1.8%
Republic Services, Inc.	79,215	2,242,577

Machinery – 2.1%
Dover Corp.	64,400	2,679,684

Trading Companies & Distributors – 1.1%
RSC Holdings, Inc. (a)	203,300	1,431,232

TOTAL INDUSTRIALS		11,506,204

(continued)

Ohio National Fund, Inc.
Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.2%	Shares	Value

INFORMATION TECHNOLOGY – 16.2%
Communications Equipment – 2.2%
Cisco Systems, Inc. (a)	114,900	$2,750,706

Computers & Peripherals – 1.6%
Dell, Inc. (a)	139,400	2,001,784

Electronic Equipment, Instruments & Components – 1.0%
Flextronics International Ltd. (a)	177,100	1,294,601

Internet Software & Services – 4.6%
Akamai Technologies, Inc. (a)	88,000	2,229,040
IAC/InterActiveCorp (a)	78,450	1,606,656
VeriSign, Inc. (a)	80,800	1,958,592

		5,794,288

IT Services – 1.2%
SAIC, Inc. (a)	80,900	1,532,246

Semiconductors & Semiconductor Equipment – 2.7%
Advanced Micro Devices, Inc. (a)	143,400	1,388,112
Intel Corp.	97,800	1,995,120

		3,383,232

Software – 2.9%
Adobe Systems, Inc. (a)	48,900	1,798,542
Symantec Corp. (a)	104,200	1,864,138

		3,662,680

TOTAL INFORMATION TECHNOLOGY		20,419,537

MATERIALS – 5.4%
Chemicals – 3.7%
Celanese Corp. Class A	42,600	1,367,460
Ferro Corp.	145,300	1,197,272
Monsanto Co.	10,300	842,025
Nalco Holding Co.	51,200	1,306,112

		4,712,869

Metals & Mining – 1.7%
Goldcorp, Inc.	55,000	2,163,700

TOTAL MATERIALS		6,876,569

UTILITIES – 1.5%
Independent Power Producers & Energy Traders – 1.5%
NRG Energy, Inc. (a)	79,800	1,884,078

TOTAL UTILITIES		1,884,078

Total Common Stocks (Cost $113,084,599)		$122,685,837

Preferred Stocks – 0.2%	Shares	Value

FINANCIALS – 0.2%
Diversified Financial Services – 0.2%
Bank of America Corp. 10.000%, convertible until 12/31/2049	15,300	$228,276

Total Preferred Stocks (Cost $229,500)		$228,276

Money Market Funds – 3.6%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	4,587,000	$4,587,000

Total Money Market Funds (Cost $4,587,000)		$4,587,000

Total Investments – 101.0% (Cost $117,901,099) (c)		$127,501,113
Liabilities in Excess of Other Assets – (1.0)%		(1,246,914)

Net Assets – 100.0%		$126,254,199

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $3,292,349 or 2.6% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $117,901,099)	$127,501,113
Cash	506
Receivable for securities sold	364,716
Receivable for fund shares sold	109,171
Dividends and accrued interest receivable	99,113
Prepaid expenses and other assets	2,001

Total assets	128,076,620

Liabilities:
Payable for securities purchased	1,436,202
Payable for fund shares redeemed	271,494
Payable for investment management services	84,382
Payable for compliance services	1,677
Accrued custody expense	897
Accrued professional fees	11,254
Accrued accounting fees	8,083
Accrued printing and filing fees	8,432

Total liabilities	1,822,421

Net assets	$126,254,199

Net assets consist of:
Par value, $1 per share	$7,233,900
Paid-in capital in excess of par value	151,342,244
Accumulated net realized loss on investments	(42,078,559)
Net unrealized appreciation on investments	9,600,014
Undistributed net investment income	156,600

Net assets	$126,254,199

Shares outstanding	7,233,900

Authorized Fund shares allocated to Portfolio	15,000,000

Net asset value per share	$17.45

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$32,941
Dividends (net of withholding tax of $31,042)	2,493,944

Total investment income	2,526,885

Expenses:
Management fees	880,542
Custodian fees	9,439
Directors’ fees	11,842
Professional fees	18,148
Accounting fees	46,872
Printing and filing fees	18,304
Compliance expense	6,376
Other	3,058

Total expenses	994,581

Net investment income	1,532,304

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on: Investments	(21,852,381)
Foreign currency related transactions	(4,027)
Change in unrealized appreciation/depreciation on investments	59,400,776

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	37,544,368

Change in net assets from operations	$39,076,672

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Appreciation Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,532,304	$1,083,715
Net realized gain (loss) on investments and foreign currency related transactions	(21,856,408)	(17,986,650)
Change in unrealized appreciation/depreciation on investments	59,400,776	(52,485,931)

Change in net assets from operations	39,076,672	(69,388,866)

Distributions to shareholders:
Distributions from net investment income	(1,371,677)	(936,890)

Capital transactions:
Received from shares sold	13,406,834	20,186,486
Received from dividends reinvested	1,371,677	936,890
Paid for shares redeemed	(29,864,051)	(44,797,966)

Change in net assets from capital transactions	(15,085,540)	(23,674,590)

Change in net assets	22,619,455	(94,000,346)
Net Assets:
Beginning of year	103,634,744	197,635,090

End of year	$126,254,199	$103,634,744

Undistributed net investment income	$156,600	$133,059

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$12.35	$20.45	$19.79	$17.08	$16.31
Operations:
Net investment income	0.22	0.14	0.11	0.12	0.08
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions	5.07	(8.12)	0.65	2.68	0.78

Total from operations	5.29	(7.98)	0.76	2.80	0.86

Distributions:
Distributions from net investment income	(0.19)	(0.12)	(0.10)	(0.09)	(0.09)

Net asset value, end of year	$17.45	$12.35	$20.45	$19.79	$17.08

Total return	42.84%	–39.01%	3.82%	16.37%	5.27%
Ratios and supplemental data:
Net assets at end of year (millions)	$126.3	$103.6	$197.6	$222.5	$169.6
Ratios to average net assets:
Expenses	0.90%	0.87%	0.84%	0.85%	0.88%
Net investment income	1.38%	0.71%	0.46%	0.64%	0.60%
Portfolio turnover rate	84%	79%	69%	80%	86%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Objective/Strategy

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	20.84%
Five years	-1.24%
Ten years	-3.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Millennium Portfolio returned 20.84% versus 34.47% for the current benchmark, the Russell 2000 Growth Index.

While the markets ended 2009 decidedly up, the year contained two very different periods. Dramatic weakness carrying over from 2008 colored the early part of the year, and then markets rallied from March through year end. Growth stocks significantly out-performed value stocks during this period, as often happens at inflection points in the market.

Last year, defensive stocks out-performed on a relative basis while the markets were declining. This year, after the March low and into the current rally, the situation was somewhat reversed. From March until the fourth quarter, the rally was led by stocks with: low quality, prices under $5 per share, the lowest capitalization range, low or no-earnings, and the lowest Return on Equity (ROE). We typically lack exposure to lower quality areas given our stock selection process and fundamental criteria. We also do not believe that lower quality can out-perform over the longer term. In fact, we believe there are signs that the low quality rally may already be fading. The market shifted somewhat during the fourth quarter, when larger companies, high ROE stocks, and stocks over $20 assumed the lead. When markets are focused on fundamentals, as the shift during the fourth quarter suggests, our quality growth strategy tends to benefit.

Information Technology, Consumer Discretionary, and Materials were the best performing index sectors for the year, while Financials, Industrials, and Utilities were the weakest. Within the Portfolio, stock selection within Energy, Telecommunication Services, and Financials was the largest relative benefit.(1)

Within Energy, an over-weight position of oil & gas related names such as Concho Resources, Inc., a high quality, good earnings visibility oil and gas firm, was a significant benefit, followed by Arena Resources, Inc. Within Telecommunication Services, tower company SBA Communications Corp. was a standout performer early in the year. We took profits in SBA Communications Corp. and currently have no Telecommunication Services stocks. In Financials, higher quality asset managers and brokerage names like Janus Capital Group Inc. and Waddell and Reed Financial, Inc. performed well. We also benefited from Jones Lang LaSalle, Inc., a well-run real estate manager.(1)

Given that our higher quality discipline was out of favor for most of the year, however, many of our holdings were disadvantaged versus the market. This was most apparent in the Health Care, Information Technology, and Industrials sectors.(1)

Within Health Care, Psychiatric Solutions, Inc., Wright Medical Group, Inc., and Amedisys Inc. were weak. We eliminated them on earnings disappointments, ongoing pressure from weak hospital spending, as well as health care reform uncertainty that is plaguing this sector. We have, however, made selected investments in hospital outsourcing companies. Our focus is on outsourcing areas that offers hospitals a method to operate more efficiently. Air Methods Corp., an air emergency transport company, Emergency Medical Services Corp., an ER outsourcing firm, Mednax, Inc., a neonatal specialist, and IPC The Hospitalist Co., Inc., a company that helps hospitals reduce risk by coordinating patient care across specialties, are examples. Despite the aggregate weakness in the sector this year, SXC Health Solutions Corp., a health care software company, was a top performer.(1)

In Information Technology, our high quality holdings generally didn’t keep pace with their higher beta counterparts. Alliance Data Systems Corp. and Trimble Navigation under-performed in particular, while VistaPrint Ltd., a lower cost business products and services provider, was among top performers. We repositioned Information Technology holdings somewhat recently, adding to companies such as LivePerson, Inc., NetLogic Microsystems, Inc., and Varian Semiconductor Equipment Associates, Inc. that we expect will benefit as business spending increases. Assuming hiring will improve, we have also added to human resources related firms including SuccessFactors, Inc. and Ultimate Software Group, Inc.(1)

Within Industrials, where holdings also under-performed as investor attention was focused elsewhere, we have added to aerospace and defense, expecting a benefit from improving economic growth. Holdings include AAR Corp. and HEICO Corp., two aircraft parts firms.(1)

In retrospect, we were too defensive early in the year within Consumer Discretionary stocks. We sold Gymboree Corp. on missed earnings and consolidated our education theme, selling DeVry, Inc., ITT Educational Services, Inc., Lincoln Educational Services Corp., and Strayer Education, Inc. We shifted the Portfolio toward less defensive areas — companies we expect should do well even with a slight uptick in consumer spending. Isle of Capri Casinos, Inc., which we’ve since sold, Orient-Express Hotels Ltd., and Royal Caribbean Cruises Ltd. are examples. Under the same thesis, growing niche retailers are another area of interest. Holdings include Tractor Supply Co. and Ulta Salon Cosmetics & Fragrance, Inc.(1)

Looking ahead, we have positioned the Portfolio for a recovery with sustained muted growth, as consumer weakness and

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

jobless claims continue to be concerns. We have become less defensive within the Portfolio over time, expecting that even within a subdued growth backdrop, well-positioned companies with clean balance sheets and good margins will benefit as economic activity increases. We believe that especially now, stock selection will be a key to out-performance, and that the market will continue to reward companies that possess strong fundamentals and quality growth characteristics over time.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	96.3
Money Market Funds and Other Net Assets	3.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	HEICO Corp.	2.5
2.	Capella Education Co.	2.5
3.	Concho Resources, Inc.	2.3
4.	hhgregg, Inc.	2.3
5.	Solera Holdings, Inc.	2.3
6.	HMS Holdings Corp.	2.2
7.	Royal Caribbean Cruises Ltd.	2.1
8.	SXC Health Solutions Corp.	2.1
9.	Jarden Corp.	2.0
10.	LivePerson, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	29.6
Health Care	20.8
Consumer Discretionary	17.9
Industrials	14.5
Energy	4.1
Consumer Staples	3.6
Financials	3.3
Materials	2.5

96.3

Ohio National Fund, Inc.
Millennium Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 96.3%	Shares	Value

CONSUMER DISCRETIONARY – 17.9%
Diversified Consumer Services – 2.4%
Capella Education Co. (a)	35,900	$2,703,270

Hotels, Restaurants & Leisure – 4.6%
Orient-Express Hotels Ltd. Class A (a)	176,400	1,788,696
Royal Caribbean Cruises Ltd. (a)	92,900	2,348,512
WMS Industries, Inc. (a)	23,500	940,000

		5,077,208

Household Durables – 2.0%
Jarden Corp.	71,700	2,216,247

Media – 1.4%
Focus Media Holding Ltd. – ADR (a)	94,600	1,499,410

Specialty Retail – 4.8%
hhgregg, Inc. (a)	115,200	2,537,856
Tractor Supply Co. (a)	27,900	1,477,584
Ulta Salon Cosmetics & Fragrance, Inc. (a)	67,600	1,227,616

		5,243,056

Textiles, Apparel & Luxury Goods – 2.7%
Lululemon Athletica, Inc. (a)	65,400	1,968,540
Warnaco Group, Inc. / The (a)	23,500	991,465

		2,960,005

TOTAL CONSUMER DISCRETIONARY		19,699,196

CONSUMER STAPLES – 3.6%
Beverages – 1.0%
Central European Distribution Corp. (a)	39,800	1,130,718

Food Products – 1.6%
Diamond Foods, Inc.	47,900	1,702,366

Personal Products – 1.0%
Elizabeth Arden, Inc. (a)	79,200	1,143,648

TOTAL CONSUMER STAPLES		3,976,732

ENERGY – 4.1%
Oil, Gas & Consumable Fuels – 4.1%
Arena Resources, Inc. (a)	44,900	1,936,088
Concho Resources, Inc. (a)	57,100	2,563,790

TOTAL ENERGY		4,499,878

FINANCIALS – 3.3%
Capital Markets – 1.6%
Waddell & Reed Financial, Inc. Class A	56,600	1,728,564

Real Estate Management & Development – 1.7%
Jones Lang LaSalle, Inc.	32,100	1,938,840

TOTAL FINANCIALS		3,667,404

HEALTH CARE – 20.8%
Biotechnology – 3.0%
Alexion Pharmaceuticals, Inc. (a)	31,200	1,523,184
Human Genome Sciences, Inc. (a)	57,300	1,753,380

		3,276,564

Health Care Equipment & Supplies – 5.3%
Align Technology, Inc. (a)	66,400	1,183,248
Inverness Medical Innovations, Inc. (a)	38,400	1,593,984
Sirona Dental Systems, Inc. (a)	63,300	2,009,142
Zoll Medical Corp. (a)	40,200	1,074,144

		5,860,518

Health Care Providers & Services – 10.4%
Air Methods Corp. (a)	41,600	1,398,592
Emergency Medical Services Corp. (a)	29,900	1,619,085
HMS Holdings Corp. (a)	50,200	2,444,238
IPC The Hospitalist Co, Inc. (a)	41,100	1,366,575
Magellan Health Services, Inc. (a)	29,400	1,197,462
Mednax, Inc. (a)	31,400	1,887,454
PSS World Medical, Inc. (a)	70,500	1,591,185

		11,504,591

Health Care Technology – 2.1%
SXC Health Solutions Corp. (a)	42,800	2,309,060

TOTAL HEALTH CARE		22,950,733

INDUSTRIALS – 14.5%
Aerospace & Defense – 4.9%
AAR Corp. (a)	54,100	1,243,218
Global Defense Technology & Systems, Inc. (a)	86,700	1,427,082
HEICO Corp.	61,900	2,744,027

		5,414,327

Commercial Services & Supplies – 2.9%
Cornell Companies, Inc. (a)	68,400	1,552,680
Healthcare Services Group, Inc.	77,800	1,669,588

		3,222,268

Electrical Equipment – 1.4%
Harbin Electric, Inc. (a)	76,400	1,569,256

Machinery – 4.0%
Manitowoc Co., Inc. / The	124,500	1,241,265
Nordson Corp.	19,500	1,193,010
SmartHeat, Inc. (a)	130,900	1,900,668

		4,334,943

Professional Services – 1.3%
ICF International, Inc. (a)	52,900	1,417,720

TOTAL INDUSTRIALS		15,958,514

INFORMATION TECHNOLOGY – 29.6%
Computers & Peripherals – 1.8%
Compellent Technologies, Inc. (a)	89,900	2,038,932

Internet Software & Services – 6.3%
LivePerson, Inc. (a)	306,700	2,137,699
NIC, Inc.	142,600	1,303,364
Rackspace Hosting, Inc. (a)	100,900	2,103,765
VistaPrint Ltd. (a)	25,600	1,450,496

		6,995,324

IT Services – 1.6%
RightNow Technologies, Inc. (a)	100,000	1,737,000

Semiconductor & Semiconductor Equipment – 6.3%
Hittite Microwave Corp. (a)	27,300	1,112,475
Netlogic Microsystems, Inc. (a)	32,500	1,503,450

(continued)

Ohio National Fund, Inc.
Millennium Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 96.3%	Shares	Value

Semiconductor & Semiconductor Equipment (continued)
Silicon Laboratories, Inc. (a)	25,300	$1,223,002
Varian Semiconductor Equipment Associates, Inc. (a)	34,900	1,252,212
Veeco Instruments, Inc. (a)	55,900	1,846,936

		6,938,075

Software – 13.6%
ArcSight, Inc. (a)	52,500	1,342,950
AsiaInfo Holdings, Inc. (a)	42,500	1,294,975
Informatica Corp. (a)	67,500	1,745,550
Manhattan Associates, Inc. (a)	48,800	1,172,664
Nuance Communications, Inc. (a)	73,100	1,135,974
Solera Holdings, Inc.	69,800	2,513,498
Sourcefire, Inc. (a)	64,300	1,720,025
SuccessFactors, Inc. (a)	76,600	1,270,028
Taleo Corp. (a)	55,900	1,314,768
Ultimate Software Group, Inc. (a)	50,700	1,489,059

		14,999,491

TOTAL INFORMATION TECHNOLOGY		32,708,822

MATERIALS – 2.5%
Chemicals – 2.5%
Nalco Holding Co.	62,200	1,586,722
NewMarket Corp.	10,500	1,205,085

TOTAL MATERIALS		2,791,807

Total Common Stocks (Cost $88,695,013)		$106,253,086

Money Market Funds – 2.9%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	3,176,000	$3,176,000

Total Money Market Funds (Cost $3,176,000)		$3,176,000

Total Investments – 99.2% (Cost $91,871,013) (b)		$109,429,086
Other Assets in Excess of Liabilities – 0.8%		880,875

Net Assets – 100.0%		$110,309,961

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $91,871,013)	$109,429,086
Cash	41
Receivable for securities sold	1,482,942
Receivable for fund shares sold	132,390
Dividends and accrued interest receivable	23,260
Prepaid expenses and other assets	1,584

Total assets	111,069,303

Liabilities:
Payable for fund shares redeemed	658,698
Payable for investment management services	73,029
Payable for compliance services	1,677
Accrued custody expense	915
Accrued professional fees	11,226
Accrued accounting fees	6,572
Accrued printing and filing fees	7,225

Total liabilities	759,342

Net assets	$110,309,961

Net assets consist of:
Par value, $1 per share	$6,322,672
Paid-in capital in excess of par value	121,457,588
Accumulated net realized loss on investments	(35,028,372)
Net unrealized appreciation on investments	17,558,073

Net assets	$110,309,961

Shares outstanding	6,322,672

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$17.45

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$13,137
Dividends	152,461

Total investment income	165,598

Expenses:
Management fees	506,793
Custodian fees	11,888
Directors’ fees	6,553
Professional fees	15,438
Accounting fees	28,615
Printing and filing fees	11,703
Compliance expense	6,376
Other	1,409

Total expenses	588,775

Net investment loss	(423,177)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(3,066,143)
Change in unrealized appreciation/depreciation on investments	19,615,280

Net realized/unrealized gain (loss) on investments	16,549,137

Change in net assets from operations	$16,125,960

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Millennium Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(423,177)	$(367,189)
Net realized gain (loss) on investments and foreign currency related transactions	(3,066,143)	(13,216,336)
Change in unrealized appreciation/depreciation on investments	19,615,280	(14,574,651)

Change in net assets from operations	16,125,960	(28,158,176)

Capital transactions:
Received from shares sold	74,284,850	12,734,336
Paid for shares redeemed	(14,306,497)	(21,422,842)

Change in net assets from capital transactions	59,978,353	(8,688,506)

Change in net assets	76,104,313	(36,846,682)
Net Assets:
Beginning of year	34,205,648	71,052,330

End of year	$110,309,961	$34,205,648

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$14.44	$25.13	$19.94	$18.57	$18.57
Operations:
Net investment loss	(0.07)	(0.16)	(0.16)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	3.08	(10.53)	5.35	1.50	0.10

Total from operations	3.01	(10.69)	5.19	1.37	—

Net asset value, end of year	$17.45	$14.44	$25.13	$19.94	$18.57

Total return	20.84%	–42.54%	26.03%	7.38%	0.00%
Ratios and supplemental data:
Net assets at end of year (millions)	$110.3	$34.2	$71.1	$62.6	$71.4
Ratios to average net assets:
Expenses	0.93%	0.92%	0.89%	0.89%	0.90%
Net investment loss	–0.67%	–0.70%	–0.70%	–0.59%	–0.53%
Portfolio turnover rate	248%	224%	156%	219%	179%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio

 Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	46.05%
Five years	6.37%
Ten years	0.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the International Small-Mid Company Portfolio returned 46.05% versus 48.19% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

The Portfolio remained well diversified amongst its holdings. However, the Industrials, Materials, and Information Technology sectors’ investments were over-weighted relative to the benchmark. The most significant changes to the Portfolio’s holdings were: 1) a further reduction in Japanese small cap exposure from the previous year to the lowest investment level in years, and 2) new opportunistic investments in the Financials sector which proved to be timely and profitable. Every sector contributed positively to the Portfolio’s performance in 2009.(1)

International small caps, as measured by the benchmark index, had another good year of performance. On a regional basis, the S&P Asia Pacific Ex-Japan Small Cap Growth Index had the best performance returning 95.98%. The S&P Europe Small Cap Growth Index rose 51.97%, while Japanese small caps posted the lowest return of all countries as the S&P Japan Small Cap Growth Index gained 7.50% during the year. The U.S. dollar depreciated against major foreign currencies. Over this year, the euro gained 2.5%, while the Canadian dollar rose 13.6% against the U.S. dollar. The Japanese yen fell 2.6% against the U.S. dollar while British sterling appreciated 10.8% versus the dollar.

Key drivers of the Portfolio’s positive performance came from the strong returns and relatively over-weighted investments in Industrials, Materials, and Financials. Individual stocks that contributed to the Portfolio’s performance included Aixtron AG, a German manufacturer of equipment for the semiconductor industry which is one of two major global players whose equipment is used in the manufacturing process of light-emitting diodes (LED). The stock gained 345.8% during the year. Also, Teck Resources Ltd., a Canadian integrated resource group, rose 436.9% during the year and Hong Kong Exchanges and Clearing Ltd., the Hong Kong stock market operator, gained 93.2% during the year.(1)

The Portfolio’s relative performance was hurt by its weaker investments in Spain, France, and Australia. Japanese small cap investments worked against the Portfolio as the market returns were not only single-digit, as cited earlier, but our investments produced negative returns coupled with an adverse currency move for the year. On a broader basis, weaker relative performance was delivered by investments in Health Care and Energy.(1)

Stocks that held back relative performance included: Gamesa Corporation Tecnologica S.A., a Spanish wind turbine manufacturer and developer of wind farms, which fell 43.12% during the year; Terumo Corp., a Japanese manufacturer and supplier of pharmaceuticals and medical equipment, which fell 26.57% during the year, and Sundrug Co. Ltd., a Japanese drug store chain, which was down 50.8% for the year.(1)

The depreciation of the U.S. dollar positively impacted the Portfolio’s performance as the Portfolio’s assets held in foreign currencies were unhedged and worth more when converted back to U.S. dollars.

As the global economy pulls out of the doldrums, we will continue to monitor our exposure to economically sensitive sectors, namely Industrials, Materials, and Consumer Discretionary as these sectors will participate in the ensuing recovery. Emerging markets continue to exhibit areas of continuing earnings growth.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index. S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	96.1
Exchange Traded Funds	0.9
Money Market Funds Less Net Liabilities	3.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	SNC-Lavalin Group, Inc.	1.9
2.	Hochtief AG	1.8
3.	Kazakhmys PLC	1.7
4.	Aixtron AG	1.7
5.	Adecco SA	1.6
6.	Autonomy Corp. PLC	1.6
7.	AMEC PLC	1.6
8.	ASML Holding NV	1.6
9.	Teck Resources Ltd.	1.6
10.	Fibria Celulose SA – ADR	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Top 10 country weightings:

% of Net Assets

United Kingdom	14.8
Germany	10.0
Brazil	8.6
Canada	7.0
Cayman Islands	6.9
South Korea	5.9
Hong Kong	4.6
Netherlands	4.1
France	3.5
Singapore	3.5

Ohio National Fund, Inc.
International Small-Mid Company Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 96.1%	Shares	Value

United Kingdom – 14.8%
Aggreko PLC (b)	52,459	$783,142
AMEC PLC (b)	90,433	1,152,162
Antofagasta PLC (b)	24,068	382,864
ASOS PLC (a) (b)	91,707	720,465
Autonomy Corp. PLC (a) (b)	47,467	1,152,710
Capita Group PLC / The (b)	52,972	640,512
Cobham PLC (b)	91,291	368,752
Cookson Group PLC (a) (b)	79,475	537,674
ICAP PLC (b)	102,724	708,493
John Wood Group PLC (b)	94,039	467,224
Kazakhmys PLC (a) (b)	57,716	1,222,053
Logica PLC (b)	136,314	249,401
Rightmove PLC (b)	77,227	627,128
Rolls-Royce Group PLC (a) (b)	61,367	477,892
Smith & Nephew PLC (b)	63,481	652,991
Wellstream Holdings PLC (b)	41,565	353,666

		10,497,129

Germany – 10.0%
Adidas AG (b)	13,334	725,493
Aixtron AG (b)	36,600	1,219,557
Deutsche Postbank AG (a) (b)	18,314	597,766
GEA Group AG (b)	43,892	976,483
Gildemeister AG (b)	28,627	456,009
Hochtief AG (b)	16,745	1,267,550
Leoni AG (b)	32,430	752,767
Stada Arzneimittel AG (b)	15,422	535,827
Wirecard AG (b)	42,903	591,995

		7,123,447

Brazil – 8.6%
CETIP SA – Balcao Organizado de Ativos e Derivativos	42,500	347,860
Cyrela Brazil Realty SA	48,700	685,324
Diagnosticos da America SA	18,400	602,307
Fibria Celulose SA – ADR	48,338	1,104,040
Fleury SA (a)	51,200	540,820
Gafisa SA – ADR	22,900	741,044
Hypermarcas SA (a)	27,300	627,226
Lojas Renner SA	31,800	717,829
MRV Engenharia e Participacoes SA	88,500	716,743

		6,083,193

Canada – 7.0%
Agrium, Inc.	13,200	825,686
HudBay Minerals, Inc. (a)	65,600	851,166
SNC-Lavalin Group, Inc.	25,818	1,332,805
Teck Resources Ltd. (a)	32,000	1,126,586
Thompson Creek Metals Co., Inc. (a)	72,400	848,528

		4,984,771

Cayman Islands – 6.9%
361 Degrees International Ltd. (b)	486,400	284,283
Anta Sports Products Ltd. (b)	554,119	817,160
Comba Telecom Systems Holdings Ltd. (b)	647,570	752,127
Giant Interactive Group, Inc. – ADR	80,100	562,302
Hengan International Group Co. Ltd. (b)	92,000	681,190
Inspur International Ltd. (b)	2,919,400	415,031
Lee & Man Paper Manufacturing Ltd. (a) (c)	854,400	589,553
Parkson Retail Group Ltd. (b)	286,000	503,278
PCD Stores Ltd. (a) (c)	844,000	327,655

		4,932,579

South Korea – 5.9%
Cheil Worldwide, Inc. (b)	1,980	536,218
Hynix Semiconductor, Inc. (a) (b)	28,410	564,968
Hyundai Engineering & Construction Co. Ltd. (b)	9,405	570,492
LG Corp. (b)	12,400	774,537
LG Display Co. Ltd. (b)	25,690	868,589
Samsung Electro-Mechanics Co. Ltd. (b)	5,566	511,886
Samsung Techwin Co. Ltd. (b)	4,570	356,350

		4,183,040

Hong Kong – 4.6%
China Everbright International Ltd. (b)	1,527,000	781,325
China Merchants Holdings International Co. Ltd. (b)	208,000	670,995
Dah Sing Financial Holdings Ltd. (a) (b)	84,000	462,865
Techtronic Industries Co. (b)	694,000	575,304
Wing Hang Bank Ltd. (b)	81,000	753,820

		3,244,309

Netherlands – 4.1%
ASML Holding NV (b)	33,358	1,138,903
Fugro NV (b)	9,699	557,104
Imtech NV (b)	26,753	720,911
QIAGEN NV (a) (b)	21,126	475,464

		2,892,382

France – 3.5%
BioMerieux (b)	1,963	229,353
Cap Gemini SA (b)	8,860	404,195
Faiveley SA (b)	5,346	425,517
Faurecia (a) (b)	24,955	545,748
Saft Groupe SA (b)	17,795	857,174

		2,461,987

Singapore – 3.5%
Ezra Holdings Ltd. (a) (b)	468,000	749,081
Ho Bee Investment Ltd. (b)	477,000	581,735
Keppel Land Ltd. (b)	201,700	498,425
SembCorp Marine Ltd. (b)	242,000	631,417

		2,460,658

Bermuda – 3.3%
Aquarius Platinum Ltd. (a) (b)	100,970	658,072
Invesco Ltd.	25,648	602,472
Nine Dragons Paper Holdings Ltd. (b)	324,622	517,794

Ports Design Ltd. (b)	192,000	591,980

		2,370,318

Spain – 3.2%
Indra Sistemas SA (b)	28,007	662,926
Obrascon Huarte Lain SA (b)	30,330	816,080
Tecnicas Reunidas SA (b)	13,566	780,181

		2,259,187

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 96.1%	Shares	Value

China – 2.8%
China South Locomotive and Rolling Stock Corp. (b)	1,264,600	$923,497
Shandong Weigao Group Medical Polymer Co. Ltd. (b)	133,901	446,255
Zhuzhou CSR Times Electric Co. Ltd. (b)	286,800	585,247

		1,954,999

Switzerland – 2.5%
Actelion Ltd. (a) (b)	11,264	601,615
Adecco SA (b)	20,949	1,155,651

		1,757,266

Italy – 2.2%
DiaSorin SpA (b)	5,793	205,880
Sorin SpA (a) (b)	130,535	248,663
Trevi Finanziaria SpA (b)	35,832	567,162
Yoox SpA (a) (c)	69,300	518,581

		1,540,286

Sweden – 1.6%
Assa Abloy AB (b)	37,000	712,805
Getinge AB (b)	20,613	393,956

		1,106,761

Russia – 1.3%
Wimm-Bill-Dann Foods OJSC – ADR (a)	39,200	934,136

Turkey – 1.2%
Turkiye Halk Bankasi AS (b)	110,500	884,493

Norway – 1.2%
Fred Olsen Energy ASA (b)	11,000	421,272
Yara International ASA (b)	9,550	432,569

		853,841

Israel – 1.2%
NICE Systems Ltd. – ADR (a)	27,500	853,600

Austria – 1.0%
Andritz AG (b)	12,738	734,361

Ireland – 1.0%
Ingersoll-Rand PLC	20,300	725,522

Thailand – 0.9%
Banpu PCL (b)	38,200	661,704

Gibraltar – 0.9%
PartyGaming PLC (a) (b)	150,939	630,739

Chile – 0.8%
Sociedad Quimica y Minera de Chile SA – ADR Series B	16,200	608,634

Luxembourg – 0.8%
Millicom International Cellular SA (a)	8,100	597,537

Japan – 0.5%
JGC Corp. (b)	21,000	386,981

Denmark – 0.4%
H Lundbeck A/S (b)	16,500	298,108

Mexico – 0.4%
Genomma Lab Internacional SA de CV (a)	133,100	292,918

Total Common Stocks (Cost $50,557,350)		$68,314,886

Exchange Traded Funds – 0.9%	Shares	Value

iShares MSCI Emerging Markets Index Fund	15,720	$652,380

Total Exchange Traded Funds (Cost $382,427)		$652,380

Money Market Funds – 3.0%	Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class 2	2,115,321	$2,115,321

Total Money Market Funds (Cost $2,115,321)		$2,115,321

Total Investments – 100.0% (Cost $53,055,098) (d)		$71,082,587
Liabilities in Excess of Other Assets – (0.0%)		(18,317)

Net Assets – 100.0%		$71,064,270

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $50,634,012 or 71.3% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances the independent fair valuation service uses the local close price because the confidence interval associated with an investment is below the 75% threshold. These securities represent $1,435,789 or 2.0% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges whose local close times are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

(continued)

Ohio National Fund, Inc.
International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2009

Sector Classifications:

Industrials	27.1%
Consumer Discretionary	15.5%
Information Technology	14.0%
Materials	12.9%
Health Care	7.8%
Financials	7.6%
Energy	7.2%
Consumer Staples	3.2%
Telecommunication Services	0.8%

96.1%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $53,055,098)	$71,082,587
Foreign currency (Cost $2)	2
Receivable for securities sold	5,947
Receivable for fund shares sold	124,492
Dividends and accrued interest receivable	33,147
Foreign tax reclaim receivable	42,482
Prepaid expenses and other assets	1,100

Total assets	71,289,757

Liabilities:
Payable for fund shares redeemed	92,595
Payable for investment management services	59,430
Accrued for compliance services	1,674
Accrued custody expense	9,848
Accrued professional fees	11,179
Accrued accounting fees	2,085
Accrued printing and filing fees	4,637
Foreign taxes payable	44,039

Total liabilities	225,487

Net assets	$71,064,270

Net assets consist of:
Par value, $1 per share	$3,661,246
Paid-in capital in excess of par value	76,503,745
Accumulated net realized loss on investments	(27,205,986)
Net unrealized appreciation/depreciation on:
Investments	18,027,489
Foreign currency related transactions	(1,480)
Undistributed net investment income	79,256

Net assets	$71,064,270

Shares outstanding	3,661,246

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$19.41

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$1,409
Dividends (net of $123,194 foreign taxes withheld)	1,020,116

Total investment income	1,021,525

Expenses:
Management fees	582,867
Custodian fees	72,819
Directors’ fees	6,183
Professional fees	15,108
Accounting fees	53,030
Printing and filing fees	9,668
Compliance expense	6,376
Other	1,888

Total expenses	747,939

Net investment income	273,586

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,170,899)
Foreign currency contracts	11,798
Foreign currency related transactions	(138,738)
Change in unrealized appreciation/depreciation on:
Investments	23,579,074
Foreign currency related transactions	2,387

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	22,283,622

Change in net assets from operations	$22,557,208

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
International Small-Mid Company Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$273,586	$314,969
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	(1,297,839)	(26,268,151)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	23,581,461	(31,078,310)

Change in net assets from operations	22,557,208	(57,031,492)

Capital transactions:
Received from shares sold	16,188,203	32,910,125
Paid for shares redeemed	(20,381,525)	(36,157,399)

Change in net assets from capital transactions	(4,193,322)	(3,247,274)

Change in net assets	18,363,886	(60,278,766)
Net Assets:
Beginning of year	52,700,384	112,979,150

End of year	$71,064,270	$52,700,384

Undistributed net investment income (Accumulated net investment loss)	$79,256	$(67,390)

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$13.29	$27.29	$23.23	$18.87	$14.69
Operations:
Net investment income (loss)	0.07	0.08	0.07	(0.01)	0.03
Net realized and unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	6.05	(14.08)	3.99	4.98	4.23

Total from operations	6.12	(14.00)	4.06	4.97	4.26

Distributions:
Distributions from net investment income	—	—	—	(0.03)	(0.08)
Distributions of net realized capital gains	—	—	—	(0.58)	—

Total distributions	—	—	—	(0.61)	(0.08)

Net asset value, end of year	$19.41	$13.29	$27.29	$23.23	$18.87

Total return	46.05%	–51.30%	17.48%	26.35%	28.99%
Ratios and supplemental data:
Net assets at end of year (millions)	$71.1	$52.7	$113.0	$75.4	$49.9
Ratios to average net assets:
Expenses	1.28%	1.19%	1.29%	1.34%	1.47%
Net investment income (loss)	0.47%	0.36%	0.27%	–0.01%	0.36%
Portfolio turnover rate	125%	75%	53%	69%	85%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	42.61%
Five years	4.51%
Ten years	-4.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Aggressive Growth Portfolio returned 42.61% versus 26.46% for the current benchmark, the S&P 500 Index.

Equity markets began the year in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the year in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the year. Despite a brief and slight pullback in October, broad indices finished the year significantly higher. For the year, mid cap stocks easily outpaced small and large cap stocks, which performed similarly. Growth-style indices also out-performed value indices, as Information Technology was easily the best performing sector within the S&P 500 Index followed distantly by Materials. Telecommunication Services and Utilities were relative laggards. Commodities generally were much higher during the year, led by industrial metals and crude oil. Natural gas finished the year with modest losses while gold futures touched record highs in December.

Holdings within Information Technology and Telecommunication Services were the largest contributors to relative results. In terms of detractors, our selections within Health Care and a relative under-weight in the Consumer Discretionary sector provided the largest drag on relative results in 2009.(1)

Apple, Inc. topped the individual stock performers. The company was a winning position for the Portfolio for much of the year. It has been gaining market share in the PC market during a period of soft economic growth. Its iPhone and other portable devices have been market leaders as well. We believe Apple, Inc. is still early in its market share gains, particularly in the high-end PC market. We also think its iPhone will remain a dominant device in the smart phone wireless market, an area we think will continue to expand.(1)

Global brewer Anheuser-Busch InBev performed well for the Portfolio for much of 2009. It has benefited from asset sales, cost cutting measures and strong earnings. We think the company will continue to make operating improvements. We like its dominant global presence in a market that has favorable pricing trends in our view. We believe there is a multi-year opportunity for the beer industry to see more rational pricing, making it an attractive industry to us. Anheuser-Busch InBev is well positioned in our opinion given its dominant market share in the U.S. and Brazil, two of the most profitable beer markets in the world.(1)

Wireless tower company Crown Castle International Corp. continued to be a top performer for the Portfolio amid growing need for mobile phone companies to expand/upgrade wireless network capacity due to rising demand for data transmission. We think growing smart phone usage will continue to be a driver of this trend and that Crown Castle International Corp. is well positioned to benefit as it will likely translate into more tenants on each of the company’s towers.(1)

Biopharmaceutical company Gilead Sciences, Inc. was the largest individual detractor during 2009 amid uncertainty surrounding health-care reform. Despite this uncertainty, we believe Gilead Sciences, Inc. has a strong differentiated drug franchise with its HIV-fighting drug Truvada. We also think the market for this drug is large and growing given indications of increased effectiveness when used earlier in treatment.(1)

The remaining top detractors included positions we exited during the year in favor of our higher conviction names or better opportunities elsewhere. FedEx Corp. and Switzerland-based bank investment manager UBS AG were among this list. Wells Fargo & Co., a regional bank, was weak early in the year amid concerns over its capital needs. We liked Wells Fargo & Co. given our belief that it would be a survivor of the credit crisis. However, we decided to exit the position because of the potential for problems with parts of its loan portfolio and the possible need for additional capital. We felt there were better opportunities within the Financials sector.(1)

First Solar, Inc. also declined during the year. The company designs and manufactures solar modules using a thin film semiconductor technology. We were attracted to the low cost manufacturer, but recent long-term contracts it signed clouds its sales prospects and profitability in our view. We sold this position given the lack of transparency.(1)

In terms of positioning, we were over-weighted in Information Technology and Health Care while under-weighted in Energy and Consumer Discretionary. We continue to focus on businesses we believe have multi-year opportunities to grow market share and improve margins. Overall, we have been favoring higher quality, less cyclical names in the Portfolio. These are companies we view as having clean balance sheets and strong cash flows and being typically less economically sensitive.(1)

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

We believe the U.S. economy continues to face challenges, despite economic data continuing to point to a recovery. While a collapse of the financial system has been averted, the foundations for a recovery in the U.S. are lacking in our view. Unemployment and underemployment remain big concerns. Banks still seem reluctant to lend and falling commercial real estate values appear to be a drag on lending growth. We believe the developing world, particularly East Asia, South America and the Middle East, is showing strong growth in corporate and consumer spending. In addition, strong government and private-sector balance sheets seem capable of driving continued growth despite weakness in the U.S. and Western Europe. That said, we are concerned that many stock valuations at year end reflected optimistic assumptions about the economic environment.

We favor companies that we think have a distinct competitive advantage or “moat” and whose performance is more likely to be driven by company-specific fundamentals than the macroeconomic environment. Many of the Portfolio’s holdings have taken advantage of dislocations in the financial markets and real economy to improve their competitive positions. We believe that positions them well to drive market share and profitability gains in most any economic environment.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	90.2
Preference Shares (Brazil) (3)	1.1
Preferred Stocks (3)	1.5
Money Market Funds Less Net Liabilities	7.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Apple, Inc.	5.7
2.	Anheuser-Busch InBev	5.4
3.	Celgene Corp.	4.5
4.	Cisco Systems, Inc.	4.3
5.	Gilead Sciences, Inc.	4.2
6.	Crown Castle International Corp.	3.9
7.	Corning, Inc.	3.8
8.	Oracle Corp.	3.7
9.	Davide Campari-Milano SpA	3.0
10.	CVS Caremark Corp.	3.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Information Technology	33.9
Financials	14.4
Consumer Staples	14.3
Health Care	12.4
Telecommunication Services	7.1
Consumer Discretionary	3.6
Energy	2.7
Materials	2.4
Industrials	2.0

92.8

Ohio National Fund, Inc.
Aggressive Growth Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 90.2%	Shares	Value

CONSUMER DISCRETIONARY – 3.6%
Media – 2.9%
News Corp. Class A	58,895	$806,272

Multiline Retail – 0.7%
Kohl’s Corp. (a)	3,420	184,441

TOTAL CONSUMER DISCRETIONARY		990,713

CONSUMER STAPLES – 14.3%
Beverages – 8.4%
Anheuser-Busch InBev (b)	28,347	1,467,442
Davide Campari-Milano SpA (b)	78,060	815,487

		2,282,929

Food & Staples Retailing – 3.0%
CVS Caremark Corp.	25,139	809,727

Household Products – 1.8%
Colgate-Palmolive Co.	3,080	253,022
Reckitt Benckiser Group PLC (b)	4,535	245,480

		498,502

Personal Products – 1.1%
Mead Johnson Nutrition Co.	6,825	298,253

TOTAL CONSUMER STAPLES		3,889,411

ENERGY – 1.6%
Oil, Gas & Consumable Fuels – 1.6%
Petroleo Brasileiro SA – ADR	9,295	443,186

TOTAL ENERGY		443,186

FINANCIALS – 12.9%
Capital Markets – 1.7%
Charles Schwab Corp. / The	2,167	40,783
Goldman Sachs Group, Inc. / The	2,465	416,191

		456,974

Commercial Banks – 2.2%
CapitalSource, Inc.	46,134	183,152
Standard Chartered PLC (b)	16,808	424,332

		607,484

Diversified Financial Services – 6.9%
Bank of America Corp.	41,160	619,870
CME Group, Inc.	1,355	455,212
JPMorgan Chase & Co.	13,315	554,836
MarketAxess Holdings, Inc.	16,755	232,894

		1,862,812

Insurance – 1.4%
ACE Ltd.	7,595	382,788

Real Estate Management & Development – 0.7%
Hang Lung Properties Ltd. (b)	48,000	188,177

TOTAL FINANCIALS		3,498,235

HEALTH CARE – 12.4%
Biotechnology – 9.5%
Celgene Corp. (a)	21,765	1,211,875
Gilead Sciences, Inc. (a)	26,600	1,151,248
Vertex Pharmaceuticals, Inc. (a)	4,930	211,251

		2,574,374

Health Care Equipment & Supplies – 1.6%
Intuitive Surgical, Inc. (a)	1,494	453,160

Pharmaceuticals – 1.3%
Roche Holdings AG (b)	2,032	347,498

TOTAL HEALTH CARE		3,375,032

INDUSTRIALS – 2.0%
Air Freight & Logistics – 1.1%
United Parcel Service, Inc. Class B	5,190	297,750

Professional Services – 0.9%
CoStar Group, Inc. (a)	5,870	245,190

TOTAL INDUSTRIALS		542,940

INFORMATION TECHNOLOGY – 33.9%
Communications Equipment – 8.6%
Cisco Systems, Inc. (a)	48,660	1,164,920
QUALCOMM, Inc.	10,065	465,607
Research In Motion Ltd. (a)	10,572	714,033

		2,344,560

Computers & Peripherals – 5.8%
Apple, Inc. (a)	7,409	1,562,262

Electronic Equipment, Instruments & Components – 6.6%
Amphenol Corp. Class A	3,503	161,769
Corning, Inc.	53,375	1,030,671
Trimble Navigation Ltd. (a)	23,870	601,524

		1,793,964

Internet Software & Services – 9.2%
AOL, Inc. (a)	23,295	542,308
Equinix, Inc. (a)	4,595	487,759
Google, Inc. Class A (a)	1,130	700,577
VistaPrint N.V. (a)	8,160	462,346
Yahoo, Inc. (a)	18,616	312,376

		2,505,366

Software – 3.7%
Oracle Corp.	40,615	996,692

TOTAL INFORMATION TECHNOLOGY		9,202,844

MATERIALS – 2.4%
Chemicals – 1.0%
Israel Chemicals Ltd. (b)	20,223	265,550

Metals & Mining – 1.4%
Vale SA – ADR	13,555	393,502

TOTAL MATERIALS		659,052

TELECOMMUNICATION SERVICES – 7.1%
Diversified Telecommunication Services – 1.4%
tw telecom, Inc. (a)	22,005	377,165

Wireless Telecommunication Services – 5.7%
America Movil S.A.B. de C.V. – ADR	4,790	225,034

(continued)

Ohio National Fund, Inc.
Aggressive Growth Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 90.2%	Shares	Value

Wireless Telecommunication Services (continued)
Cellcom Israel Ltd.	8,420	$269,945
Crown Castle International Corp. (a)	26,860	1,048,615

		1,543,594

TOTAL TELECOMMUNICATION SERVICES		1,920,759

Total Common Stocks (Cost $21,426,120)		$24,522,172

Preference Shares (Brazil) – 1.1%	Shares	Value

ENERGY – 1.1%
Oil, Gas & Consumable Fuels – 1.1%
Petroleo Brasileiro SA – ADR	6,804	$288,421

Total Preference Shares (Brazil) (Cost $258,784)		$288,421

Preferred Stocks – 1.5%	Shares	Value

FINANCIALS – 1.5%
Diversified Financial Services – 1.5%
Bank of America Corp.
10.000%, convertible until 12/31/2049	27,405	$408,883

Total Preferred Stocks (Cost $411,075)		$408,883

VVPR Strips — 0.0% (c)	Quantity	Value

CONSUMER STAPLES – 0.0%
Beverages – 0.0%
Anheuser-Busch InBev (a) (b)	6,992	$50

Total VVPR Strips (Cost $0)		$50

Money Market Funds – 7.6%	Shares	Value

Federated Prime Cash Obligations Fund
Institutional Shares	764,000	$764,000
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	1,313,000	1,313,000

Total Money Market Funds (Cost $2,077,000)		$2,077,000

Total Investments – 100.4% (Cost $24,172,979) (d)		$27,296,526
Liabilities in Excess of Other Assets – (0.4)%		(119,729)

Net Assets – 100.0%		$27,176,797

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $3,754,016 or 13.8% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $24,172,979)	$27,296,526
Cash	21
Receivable for fund shares sold	14,899
Dividends and accrued interest receivable	10,781
Prepaid expenses and other assets	417

Total assets	27,322,644

Liabilities:
Payable for securities purchased	103,441
Payable for fund shares redeemed	4,402
Payable for investment management services	18,191
Payable for compliance services	1,677
Accrued custody expense	1,619
Accrued professional fees	11,120
Accrued accounting fees	2,710
Accrued printing and filing fees	1,780
Other accrued expenses	907

Total liabilities	145,847

Net assets	$27,176,797

Net assets consist of:
Par value, $1 per share	$3,655,914
Paid-in capital in excess of par value	27,788,732
Accumulated net realized loss on investments	(7,458,253)
Net unrealized appreciation/depreciation on:
Investments	3,123,547
Foreign currency related transactions	(34)
Undistributed net investment income	66,891

Net assets	$27,176,797

Shares outstanding	3,655,914

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$7.43

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$6,942
Dividends (net of withholding tax of $15,864)	170,636

Total investment income	177,578

Expenses:
Management fees	175,039
Custodian fees	11,460
Directors’ fees	2,341
Professional fees	12,990
Accounting fees	15,720
Printing and filing fees	3,778
Compliance expense	6,376
Other	504

Total expenses	228,208

Net investment loss	(50,630)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(758,294)
Foreign currency related transactions	594
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	8,725,649

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	7,967,949

Change in net assets from operations	$7,917,319

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Aggressive Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(50,630)	$(9,928)
Net realized gain (loss) on investments and foreign currency related transactions	(757,700)	(2,272,356)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	8,725,649	(11,572,466)

Change in net assets from operations	7,917,319	(13,854,750)

Capital transactions:
Received from shares sold	8,748,197	15,640,261
Paid for shares redeemed	(7,473,737)	(12,559,831)

Change in net assets from capital transactions	1,274,460	3,080,430

Change in net assets	9,191,779	(10,774,320)
Net Assets:
Beginning of year	17,985,018	28,759,338

End of year	$27,176,797	$17,985,018

Undistributed net investment income	$66,891	$84,605

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$5.21	$9.25	$7.14	$6.75	$5.96
Operations:
Net investment income (loss)	(0.02)	(0.01)	0.02	0.02	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.24	(4.03)	2.09	0.37	0.81

Total from operations	2.22	(4.04)	2.11	0.39	0.79

Net asset value, end of year	$7.43	$5.21	$9.25	$7.14	$6.75

Total return	42.61%	–43.68%	29.55%	5.78%	13.28%
Ratios and supplemental data:
Net assets at end of year (millions)	$27.2	$18.0	$28.8	$17.8	$16.6
Ratios to average net assets:
Expenses	1.04%	0.98%	0.97%	1.06%	1.03%
Net investment income (loss)	–0.23%	–0.04%	0.34%	0.22%	–0.35%
Portfolio turnover rate	28%	43%	29%	105%	139%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies, primarily those with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	50.76%
Five years	3.87%
Ten years	-3.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Small Cap Growth Portfolio returned 50.76% versus 34.47% for the current benchmark, the Russell 2000 Growth Index.

Equity markets began the year in the midst of a significant sell-off, a continuation from the credit crisis that hit all capital markets severely in late 2008. Most indices touched the low point for the year in mid-March as evidence of an above-average contraction in the U.S. economy continued to unfold. Amid signs of stabilization in the economy and global financial system, markets rebounded strongly for much of the year. Despite a brief and slight pullback in October, broad indices finished the year significantly higher. For the year, mid cap stocks easily outpaced small and large cap stocks, which performed similarly. Growth-style indices also out-performed value indices, as Information Technology was easily the best performing sector followed distantly by Materials. Telecommunication Services and Utilities were relative laggards. Commodities generally were much higher during the year, led by industrial metals and crude oil. Natural gas finished the year with modest losses while gold futures touched record highs in December.

Our holdings and over-weight in Information Technology, the best performing sector within the benchmark index, were the primary contributors to performance followed by our holdings in Consumer Discretionary. Detractors included our holdings in Materials and Consumer Staples.(1)

Online printing company VistaPrint N.V. returned over 200% during the year to lead all contributors. The company has demonstrated strong organic growth, which has been particularly impressive to us given that its customers have generally been small businesses and individual consumers, two segments of the market hardest hit by the difficult economic environment. We consider the company’s primary competitive advantage to be scale, which has resulted in a significant cost advantage over competitors and a better value proposition for customers. We believe that VistaPrint is changing the way the game is played in the small business printing market and has substantial runway ahead of it for growth.(1)

Ultimate Software Group, Inc., the subscription-based provider of human resource software and services, rebounded from weakness in 2008. We remain attracted to the company’s recurring revenue stream and strong earnings. In addition, Ultimate Software Group, Inc. was able to add customers even in this difficult environment, which we think supports our thesis that the company’s products are a value-added proposition for clients.(1)

Jarden Corp., a provider of a range of consumer products, returned 170% during the year. The company refinanced a significant portion of its balance sheet, which reassured investors. We like the company because its products are generally first or second in market share, which translates into retail shelf space security as large retailers look to reduce their number of vendors.(1)

Individual detractors from performance included Huron Consulting Group, Inc. The financial consulting firm sold off significantly after it reported accounting issues. We exited the position.(1)

CardioNet, Inc., the provider of mobile cardiac devices, sold off when one of its key customers, an insurance company, cut reimbursements for the devices more than expected. We decided to exit the name on the news as this is likely to result in lower revenues and a smaller market size for the company.(1)

Odyssey Marine Exploration, Inc. declined significantly after the exploration company of deep-ocean shipwrecks suffered a setback when an initial court ruling found that the company’s findings from its Black Swan project belonged to Spain. The company is appealing the finding. While the ultimate outcome of this court proceeding remains an unknown, we continue to like the risk/reward profile of the company in that one significant discovery of gold, for example, among their identified finds could more than offset many years of costs.(1)

We continue to await stronger signs of economic improvement. Data points suggest to us that we are likely still far from a broad-based recovery. As an example, the U.S. unemployment rate remains at high levels, which we believe may take years to return to a more normal level. Ultimately, we need capacity utilization to put people back to work. Transportation companies are seeing volume improvements, but that is off of depressed levels and will be more difficult to achieve as easy comparisons to year-ago levels pass. Similarly, airlines are benefiting from better use of capacity, but that is largely attributable to reducing the number of the flights, not necessarily increased demand. The outlook for consumer spending remains depressed, even though movie sales and holiday shopping demand for electronics products appears to have been strong. Among the companies we are attracted to are certain technology companies that provide new modes of distribution or help businesses become more efficient. These

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

companies should continue to do well despite the near-term economic headwinds.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	97.3
Money Market Funds Less Net Liabilities	2.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Ultimate Software Group, Inc.	3.5
2.	VistaPrint N.V.	3.1
3.	Solera Holdings, Inc.	3.0
4.	Jarden Corp.	2.9
5.	SXC Health Solutions Corp.	2.7
6.	World Fuel Services Corp.	2.5
7.	Dresser-Rand Group, Inc.	1.9
8.	CoStar Group, Inc.	1.9
9.	Catalyst Health Solutions, Inc.	1.9
10.	MSCI, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	31.5
Health Care	22.5
Consumer Discretionary	18.1
Industrials	11.9
Financials	5.0
Energy	4.4
Telecommunication Services	2.0
Materials	1.8
Consumer Staples	0.1

97.3

Ohio National Fund, Inc.
Small Cap Growth Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 97.3%	Shares	Value

CONSUMER DISCRETIONARY – 18.1%
Auto Components – 0.2%
Motorcar Parts of America Inc. (a)	11,349	$57,880

Diversified Consumer Services – 3.6%
American Public Education, Inc. (a)	8,248	283,401
Bridgepoint Education, Inc. (a)	20,027	300,806
ChinaCast Education Corp. (a)	19,420	146,815
Grand Canyon Education, Inc. (a)	4,733	89,974

		820,996

Hotels, Restaurants & Leisure – 1.3%
Great Canadian Gaming Corp. (a)	16,074	122,186
Kingdom Hotel Investments – GDR (a)	34,025	119,088
Morgans Hotel Group Co. (a)	9,159	41,490
PokerTek, Inc. (a)	5,059	3,491

		286,255

Household Durables – 3.7%
Deer Consumer Products Inc. (a)	14,595	165,215
Jarden Corp.	21,657	669,418

		834,633

Leisure Equipment & Products – 0.3%
Smith & Wesson Holding Corp. (a)	1,682	6,879
Sturm, Ruger & Co, Inc.	5,862	56,862

		63,741

Media – 6.2%
DreamWorks Animation SKG, Inc. (a)	1,415	56,529
Genius Products, Inc. (Acquired 12/12/2005 through 07/17/2009, Cost $238,059) (a) (c)	225	1,372
IMAX Corp. (a)	26,232	348,886
Interactive Data Corp.	8,022	202,957
Lions Gate Entertainment Corp. (a)	67,995	395,051
MDC Partners, Inc. (a)	9,710	80,981
National CineMedia, Inc.	19,710	326,595

		1,412,371

Multiline Retail – 0.6%
Saks, Inc. (a)	19,590	128,510

Specialty Retail – 0.5%
Rue21, Inc. (a)	4,370	122,753

Textiles, Apparel & Luxury Goods – 1.7%
Skechers U.S.A., Inc. (a)	13,165	387,183

TOTAL CONSUMER DISCRETIONARY		4,114,322

CONSUMER STAPLES – 0.1%
Beverages – 0.1%
Heckmann Corp. (a)	5,650	28,194

TOTAL CONSUMER STAPLES		28,194

ENERGY – 4.4%
Energy Equipment & Services – 1.9%
Dresser-Rand Group, Inc. (a)	13,930	440,327

Oil, Gas & Consumable Fuels – 2.5%
World Fuel Services Corp.	21,268	569,770

TOTAL ENERGY		1,010,097

FINANCIALS – 5.0%
Capital Markets – 1.2%
Broadpoint Gleacher Securities, Inc. (a)	21,045	93,861
Epoch Holding Corp.	36	376
Riskmetrics Group, Inc. (a)	10,936	173,992

		268,229

Diversified Financial Services – 3.4%
MarketAxess Holdings, Inc.	23,805	330,889
MSCI, Inc. (a)	13,571	431,558

		762,447

Thrifts & Mortgage Finance – 0.4%
Northwest Bancshares, Inc.	5,860	66,335
Territorial Bancorp, Inc. (a)	1,945	35,108

		101,443

TOTAL FINANCIALS		1,132,119

HEALTH CARE – 22.5%
Biotechnology – 2.9%
Acorda Therapeutics, Inc. (a)	8,386	211,495
Genomic Health, Inc. (a)	6,238	122,015
Incyte Corp. (a)	14,420	131,366
Myriad Genetics, Inc. (a)	7,052	184,057

		648,933

Health Care Equipment & Supplies – 0.9%
CONMED Corp. (a)	4,801	109,463
TomoTherapy, Inc. (a)	22,940	89,466

		198,929

Health Care Providers & Services – 13.9%
Alliance HealthCare Services, Inc. (a)	15,615	89,162
Amedisys, Inc. (a)	5,265	255,668
Bio-Reference Labs, Inc. (a)	5,035	197,322
Catalyst Health Solutions, Inc. (a)	11,937	435,342
Concord Medical Services Holdings Limited – ADR (a)	11,235	97,070
Genoptix, Inc. (a)	5,107	181,452
Health Grades, Inc. (a)	31,388	134,654
HMS Holdings Corp. (a)	5,883	286,443
LHC Group, Inc. (a)	11,792	396,329
MEDNAX, Inc. (a)	4,461	268,151
MWI Veterinary Supply, Inc. (a)	4,275	161,167
Providence Service Corp. / The (a)	4,346	68,667
PSS World Medical, Inc. (a)	15,052	339,724
Psychiatric Solutions, Inc. (a)	10,911	230,659
RadNet, Inc. (a)	13,497	27,534

		3,169,344

Health Care Technology – 4.0%
athenahealth, Inc. (a)	4,059	183,629
MedAssets, Inc. (a)	4,878	103,463
SXC Health Solutions Corp. (a)	11,394	614,706

		901,798

Life Sciences Tools & Services – 0.8%
Techne Corp.	2,807	192,448

TOTAL HEALTH CARE		5,111,452

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.3%	Shares	Value

INDUSTRIALS – 11.9%
Aerospace & Defense – 1.0%
TransDigm Group, Inc.	4,785	$227,239

Air Freight & Logistics – 0.7%
Forward Air Corp.	6,702	167,885

Commercial Services & Supplies – 2.1%
Copart, Inc. (a)	1,880	68,865
Ritchie Bros. Auctioneers, Inc.	6,826	153,107
Standard Parking Corp. (a)	15,515	246,378

		468,350

Electrical Equipment – 1.5%
Harbin Electric, Inc. (a)	16,835	345,791

Machinery – 1.4%
Barnes Group, Inc.	6,873	116,154
Westinghouse Air Brake Technologies Corp.	4,873	199,013

		315,167

Marine – 0.9%
Horizon Lines, Inc.	35,433	197,362

Professional Services – 3.3%
CoStar Group, Inc. (a)	10,428	435,577
Odyssey Marine Exploration, Inc. (a)	28,780	40,580
Resources Connection, Inc. (a)	13,512	286,725
UTEK Corp. (a)	3,370	14,322

		777,204

Road & Rail – 1.0%
Landstar System, Inc.	1,990	77,152
Old Dominion Freight Line, Inc. (a)	4,644	142,571

		219,723

TOTAL INDUSTRIALS		2,718,721

INFORMATION TECHNOLOGY – 31.5%
Communications Equipment – 2.0%
CommScope, Inc. (a)	5,649	149,868
DG FastChannel, Inc. (a)	11,215	313,235

		463,103

Electronic Equipment, Instruments & Components – 2.2%
DTS, Inc. (a)	11,255	385,034
L-1 Identity Solutions, Inc. (a)	15,872	118,881

		503,915

Internet Software & Services – 13.8%
Archipelago Learning, Inc. (a)	6,290	130,203
Constant Contact, Inc. (a)	7,573	121,168
DealerTrack Holdings, Inc. (a)	11,251	211,406
Equinix, Inc. (a)	3,013	319,830
GSI Commerce, Inc. (a)	13,435	341,115
LivePerson, Inc. (a)	59,660	415,830
NaviSite, Inc. (a)	70,055	140,110
NIC, Inc.	22,168	202,615
SAVVIS, Inc. (a)	9,654	135,639
Switch & Data Facilities Co., Inc. (a)	7,557	152,727
TechTarget, Inc. (a)	7,650	43,069
VistaPrint N.V. (a)	12,265	694,935
Vocus, Inc. (a)	13,277	238,986

		3,147,633

IT Services – 2.0%
Euronet Worldwide, Inc. (a)	13,795	302,800
Information Services Group, Inc. (a)	45,551	144,397

		447,197

Semiconductors & Semiconductor Equipment – 1.7%
Atmel Corp. (a)	83,090	383,045

Software – 9.8%
Blackboard, Inc. (a)	2,800	127,092
Concur Technologies, Inc. (a)	4,141	177,028
Fortinet, Inc. (a)	2,410	42,344
Informatica Corp. (a)	940	24,308
Monotype Imaging Holdings, Inc. (a)	18,849	170,207
Salary.com, Inc. (a)	4,007	9,416
Solera Holdings, Inc.	19,127	688,763
SuccessFactors, Inc. (a)	11,705	194,069
Ultimate Software Group, Inc. (a)	27,122	796,573

		2,229,800

TOTAL INFORMATION TECHNOLOGY		7,174,693

MATERIALS – 1.8%
Chemicals – 1.8%
Nalco Holding Co.	10,163	259,258
Yongye International, Inc. (a)	19,535	158,820

TOTAL MATERIALS		418,078

TELECOMMUNICATION SERVICES – 2.0%
Diversified Telecommunication Services – 0.4%
inContact, Inc. (a)	33,999	99,617

Wireless Telecommunication Services – 1.6%
SBA Communications Corp. Class A (a)	10,256	350,345

TOTAL TELECOMMUNICATION SERVICES		449,962

Total Common Stocks (Cost $20,516,541)		$22,157,638

Warrants – 0.0%	Quantity	Value

CONSUMER DISCRETIONARY – 0.0%
Hotels, Restaurants & Leisure – 0.0%
PokerTek, Inc. (Acquired 04/23/2007, Cost $10,537) (a) (b) (c)
Expiration: April 2012, Exercise Price: $10.80	2,172	$—

Total Warrants (Cost $10,537)		$—

(continued)

Ohio National Fund, Inc.
Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2009

Money Market Funds – 2.9%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	646,000	$646,000

Total Money Market Funds (Cost $646,000)		$646,000

Total Investments – 100.2% (Cost $21,173,078) (d)		$22,803,638
Liabilities in Excess of Other Assets – (0.2)%		(42,097)

Net Assets – 100.0%		$22,761,541

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	A market quotation for this investment was not readily available at December 31, 2009. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. This security represents $0 or 0.0% of the Portfolio’s net assets.

(c)	Represents a security deemed to be illiquid. At December 31, 2009, the value of illiquid securities in the Portfolio totalled $1,372 or 0.0% of the Portfolio’s net assets.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $21,173,078)	$22,803,638
Cash	709
Receivable for securities sold	44,934
Receivable for fund shares sold	14,122
Dividends and accrued interest receivable	2,950
Prepaid expenses and other assets	338

Total assets	22,866,691

Liabilities:
Payable for securities purchased	67,929
Payable for fund shares redeemed	2,541
Payable for investment management services	17,002
Payable for compliance services	1,677
Accrued custody expense	567
Accrued professional fees	11,113
Accrued accounting fees	2,829
Accrued printing and filing fees	1,492

Total liabilities	105,150

Net assets	$22,761,541

Net assets consist of:
Par value, $1 per share	$2,302,090
Paid-in capital in excess of par value	26,152,930
Accumulated net realized loss on investments	(7,324,039)
Net unrealized appreciation on investments	1,630,560

Net assets	$22,761,541

Shares outstanding	2,302,090

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$9.89

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$2,488
Dividends (net of withholding tax of $287)	71,279
Other income	31

Total investment income	73,798

Expenses:
Management fees	156,671
Custodian fees	8,667
Directors’ fees	1,763
Professional fees	12,688
Accounting fees	14,778
Printing and filing fees	3,021
Compliance expense	6,376
Other	452

Total expenses	204,416

Net investment loss	(130,618)

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,455,152)
Foreign currency related transactions	(48)
Change in unrealized appreciation/depreciation on investments	8,483,045

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	7,027,845

Change in net assets from operations	$6,897,227

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Small Cap Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(130,618)	$(159,513)
Net realized gain (loss) on investments and foreign currency related transactions	(1,455,200)	(2,178,654)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	8,483,045	(10,295,555)

Change in net assets from operations	6,897,227	(12,633,722)

Capital transactions:
Received from shares sold	7,889,316	6,841,384
Paid for shares redeemed	(5,207,938)	(8,002,206)

Change in net assets from capital transactions	2,681,378	(1,160,822)

Change in net assets	9,578,605	(13,794,544)
Net Assets:
Beginning of year	13,182,936	26,977,480

End of year	$22,761,541	$13,182,936

Accumulated net investment loss	$—	$(89)

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$6.56	$12.54	$10.94	$8.71	$8.18
Operations:
Net investment loss	(0.06)	(0.08)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	3.39	(5.90)	1.69	2.32	0.60

Total from operations	3.33	(5.98)	1.60	2.23	0.53

Net asset value, end of year	$9.89	$6.56	$12.54	$10.94	$8.71

Total return	50.76%	–47.69%	14.63%	25.60%	6.48%
Ratios and supplemental data:
Net assets at end of year (millions)	$22.8	$13.2	$27.0	$20.8	$17.1
Ratios to average net assets:
Expenses	1.21%	1.18%	1.15%	1.16%	1.11%
Net investment loss	–0.77%	–0.84%	–0.77%	–0.92%	–0.77%
Portfolio turnover rate	50%	37%	74%	93%	93%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	40.60%
Five years	-0.54%
Ten years	-0.40%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Mid Cap Opportunity Portfolio returned 40.60% versus 46.29% for the current benchmark, the Russell Midcap Growth Index.

Equity markets continued to sell off in early 2009 as economic fears and dismal corporate earnings weighed on investor confidence. Nonetheless, equities showed renewed strength in the second quarter as investors began to hope that coordinated government intervention might succeed in stabilizing the U.S. economy and banking system. This rally extended through the remainder of the year with volatile trading, even as we saw continued modest improvements in some areas of the U.S. and global economies. Nonetheless, economic news remained mixed. The unemployment rate hovered near 10%, while companies continued to announce layoffs. In this environment, consumers and businesses alike remained cautious in their spending plans. While bargain hunting and short-term trades dominated the early stages of the market rebound, we saw investors become more selective by year end as they focused on companies with solid fundamentals that appeared better able to weather an uneven economic recovery.

The Portfolio remained over-weighted in the Information Technology sector, where we continued to emphasize well-managed, well-capitalized companies that have already taken steps to rationalize their cost structures and reduce their debt levels. Unfortunately, many high quality, more defensive technology holdings, such as internet infrastructure firm VeriSign, Inc., were overlooked by investors seeking more speculative short-term plays. This hurt our relative performance for the year.

Additionally, a number of the Portfolio’s Health Care stocks were pressured over concerns of cuts in insurance reimbursement rates, as well as by worries over how the weaker economy might be affecting consumer demand for elective and even non-elective medical treatments. These issues also weighed on share price performance by Myriad Genetics, Inc., a molecular diagnostic company that owns rights to the market’s leading hereditary breast cancer test.

Stock selection was also detrimental in the Energy sector, due in part to our investment in Texas-based oil and gas exploration company Comstock Resources, Inc., which reported lower-than-expected third quarter profits as weakness in commodities prices more than offset improving demand trends.

On a positive note, the Portfolio’s relative performance benefited from stock selection in the Consumer Discretionary sector, notably from investments in disciplined retailers that were able to capitalize on stabilizing consumer spending trends as they improved their expense and inventory management. Standout contributors for the Portfolio included Aeropostale, Inc. and Urban Outfitters, Inc., two mall-based apparel retailers that appeal to the more resilient teenage consumer base.

The Portfolio’s relative performance also benefited from investments in a number of consumer companies that sell products or services primarily over the web. These included online discount travel booking company priceline.com, Inc. and online movie rental service Netflix, Inc., which continues to explore innovative ways to provide on-demand, streaming media content to its subscribers.

Outside of the consumer sector, relative performance was supported by an investment in mining equipment provider Bucyrus International, Inc., which has continued to augment its profit margins through strategic acquisitions and its aftermarket sales of spare parts.

The Portfolio returned 36.04% from January 1, 2009 through December 17, 2009, under-performing its benchmark, the Russell Midcap Growth Index, which returned 42.98% for the same period. Effective December 18, 2009, Goldman Sachs Asset Management L.P. became the sub-adviser of the Portfolio. During the period from December 18, 2009 to year end the Portfolio out-performed, returning 3.35% as compared to 2.32% for the benchmark index.

In the fourth quarter of 2009, market sentiment continued to improve as the economy showed early signs of a recovery. Volatility declined from peak levels and investors became less risk averse, trading out of the more defensive stocks that they favored in late 2008 and early 2009 and placing a premium on companies with greater growth prospects. We believe that normalized levels of market volatility should create an environment of compelling opportunity for those investors that discriminate at the individual stock level. Generally as economic stress abates, correlations tend to fall from extreme levels providing a target rich environment for active investors. As stocks begin to trade more in concert with their underlying companies’ fundamentals, we believe our research will give us an edge in picking the winners and avoiding the losers.

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (Continued)

In the current environment, we believe that high-quality growth companies with established competitive advantages can take market share, capitalize on secular growth drivers, exert pricing power and self-finance their growth. We expect these companies will therefore extend their competitive advantage, be positioned for superior future growth and command a premium valuation regardless of the market environment. We believe the market eventually recognizes the value of high quality, dominant growth franchises, and we are seeking opportunities to buy these companies at attractive valuations.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	96.5
Money Market Funds
Less Net Liabilities	3.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	CB Richard Ellis Group, Inc.	2.7
2.	Chattem, Inc.	2.6
3.	St. Jude Medical, Inc.	2.5
4.	Cameron International Corp.	2.5
5.	Northern Trust Corp.	2.5
6.	Equinix, Inc.	2.5
7.	Broadcom Corp. Class A	2.4
8.	Global Payments, Inc.	2.2
9.	American Tower Corp. Class A	2.1
10.	Biogen Idec, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	19.8
Information Technology	18.2
Health Care	15.3
Financials	11.6
Industrials	8.6
Consumer Staples	8.1
Energy	7.2
Telecommunication Services	5.3
Materials	2.4

96.5

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 96.5%	Shares	Value

CONSUMER DISCRETIONARY – 19.8%
Diversified Consumer Services – 1.3%
Apollo Group, Inc. Class A (a)	13,579	$822,616

Hotels, Restaurants & Leisure – 1.7%
Marriott International, Inc. Class A	21,834	594,977
Starwood Hotels & Resorts Worldwide, Inc.	13,139	480,493

		1,075,470

Household Durables – 2.3%
Fortune Brands, Inc.	18,350	792,720
Newell Rubbermaid, Inc.	43,013	645,625

		1,438,345

Internet & Catalog Retail – 1.7%
NetFlix, Inc. (a)	20,185	1,113,001

Media – 1.0%
Lamar Advertising Co. Class A (a)	20,405	634,391

Specialty Retail – 8.9%
Bed Bath & Beyond, Inc. (a)	15,634	603,941
Dick’s Sporting Goods, Inc. (a)	28,332	704,617
GameStop Corp. Class A (a)	27,617	605,917
PetSmart, Inc.	43,269	1,154,850
Staples, Inc.	50,940	1,252,615
Tiffany & Co.	22,827	981,561
Urban Outfitters, Inc. (a)	9,469	331,320

		5,634,821

Textiles, Apparel & Luxury Goods – 2.9%
Coach, Inc.	24,956	911,643
Polo Ralph Lauren Corp.	11,524	933,213

		1,844,856

TOTAL CONSUMER DISCRETIONARY		12,563,500

CONSUMER STAPLES – 8.1%
Beverages – 1.8%
Hansen Natural Corp. (a)	30,168	1,158,451

Household Products – 1.8%
Energizer Holdings, Inc. (a)	18,570	1,137,970

Personal Products – 4.5%
Avon Products, Inc.	37,853	1,192,369
Chattem, Inc. (a)	17,836	1,664,099

		2,856,468

TOTAL CONSUMER STAPLES		5,152,889

ENERGY – 7.2%
Energy Equipment & Services – 5.0%
Cameron International Corp. (a)	38,095	1,592,371
Core Laboratories N.V.	8,147	962,324
Dril-Quip, Inc. (a)	11,450	646,696

		3,201,391

Oil, Gas & Consumable Fuels – 2.2%
Continental Resources, Inc. (a)	16,442	705,197
Whiting Petroleum Corp. (a)	9,542	681,776

		1,386,973

TOTAL ENERGY		4,588,364

FINANCIALS – 11.6%
Capital Markets – 3.7%
Northern Trust Corp.	30,198	1,582,375
TD Ameritrade Holding Corp. (a)	38,682	749,657

		2,332,032

Consumer Finance – 1.1%
SLM Corp. (a)	64,886	731,265

Diversified Financial Services – 2.0%
IntercontinentalExchange Inc. (a)	11,157	1,252,931

Real Estate Management & Development – 2.7%
CB Richard Ellis Group, Inc. (a)	128,377	1,742,076

Thrifts & Mortgage Finance – 2.1%
People’s United Financial, Inc.	79,125	1,321,388

TOTAL FINANCIALS		7,379,692

HEALTH CARE – 15.3%
Biotechnology – 4.0%
Amylin Pharmaceuticals, Inc. (a)	60,408	857,190
Biogen Idec, Inc. (a)	24,736	1,323,376
Talecris Biotherapeutics Holdings Corp. (a)	15,120	336,722

		2,517,288

Health Care Equipment & Supplies – 5.0%
C. R. Bard, Inc.	13,946	1,086,393
CareFusion Corp. (a)	19,745	493,823
St. Jude Medical, Inc. (a)	43,967	1,617,106

		3,197,322

Health Care Providers & Services – 2.1%
Emdeon, Inc. (a)	39,049	595,497
Henry Schein, Inc. (a)	14,533	764,436

		1,359,933

Life Sciences Tools & Services – 2.7%
Charles River Laboratories International, Inc. (a)	27,525	927,317
Millipore Corp. (a)	10,790	780,657

		1,707,974

Pharmaceuticals – 1.5%
Shire PLC – ADR	16,295	956,516

TOTAL HEALTH CARE		9,739,033

INDUSTRIALS – 8.6%
Aerospace & Defense – 1.3%
Alliant Techsystems, Inc. (a)	9,513	839,713

Air Freight & Logistics – 0.5%
C.H. Robinson Worldwide, Inc.	4,991	293,121

Commercial Services & Supplies – 1.8%
Iron Mountain, Inc. (a)	51,343	1,168,567

Construction & Engineering – 0.7%
Quanta Services, Inc. (a) (b)	20,772	432,889

Electrical Equipment – 1.9%
Rockwell Automation, Inc.	13,212	620,700
Roper Industries, Inc.	11,597	607,335

		1,228,035

(continued)

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio (continued)

Schedule of Investments	December 31, 2009

Common Stocks – 96.5%	Shares	Value

Machinery – 1.4%
Kennametal, Inc.	33,984	$880,865

Professional Services – 1.0%
Verisk Analytics, Inc. (a)	20,223	612,352

TOTAL INDUSTRIALS		5,455,542

INFORMATION TECHNOLOGY – 18.2%
Electronic Equipment, Instruments & Components – 3.6%
Amphenol Corp. Class A	27,672	1,277,893
FLIR Systems, Inc. (a)	29,947	979,866

		2,257,759

Internet Software & Services – 2.5%
Equinix, Inc. (a)	14,900	1,581,635

IT Services – 4.0%
Cognizant Technology Solutions Corp. Class A (a)	13,652	618,436
Global Payments, Inc.	25,470	1,371,814
Western Union Co. / The	30,902	582,503

		2,572,753

Semiconductors & Semiconductor Equipment – 5.9%
Altera Corp.	27,598	624,543
Broadcom Corp. Class A (a)	47,857	1,505,102
FormFactor, Inc. (a)	43,638	949,563
Linear Technology Corp.	21,139	645,585

		3,724,793

Software – 2.2%
Citrix Systems, Inc. (a)	17,102	711,614
Salesforce.com, Inc. (a)	9,395	693,069

		1,404,683

TOTAL INFORMATION TECHNOLOGY		11,541,623

MATERIALS – 2.4%
Chemicals – 1.9%
Ecolab, Inc.	26,644	1,187,790

Paper & Forest Products – 0.5%
Schweitzer-Mauduit International, Inc.	4,844	340,775

TOTAL MATERIALS		1,528,565

TELECOMMUNICATION SERVICES – 5.3%
Diversified Telecommunication Services – 1.8%
tw telecom, inc. (a)	66,647	1,142,330

Wireless Telecommunication Services – 3.5%
American Tower Corp. Class A (a)	30,830	1,332,164
Crown Castle International Corp. (a)	21,873	853,922

		2,186,086

TOTAL TELECOMMUNICATION SERVICES		3,328,416

Total Common Stocks (Cost $57,704,627)		$61,277,624

Money Market Funds – 4.0%	Shares	Value

Fidelity Institutional Money Market Funds
Prime Money Market Portfolio – Class I	2,524,000	$2,524,000

Total Money Market Funds (Cost $2,524,000)		$2,524,000

Total Investments – 100.5% (Cost $60,228,627) (b)		$63,801,624
Liabilities in Excess of Other Assets – (0.5)%		(299,846)

Net Assets – 100.0%		$63,501,778

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Note to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $60,228,627)	$63,801,624
Cash	971
Receivable for fund shares sold	28,966
Dividends and accrued interest receivable	10,742
Prepaid expenses and other assets	893

Total assets	63,843,196

Liabilities:
Payable for securities purchased	51,842
Payable for fund shares redeemed	223,430
Payable for investment management services	44,403
Payable for compliance services	1,677
Accrued custody expense	426
Accrued professional fees	11,165
Accrued accounting fees	4,259
Accrued printing and filing fees	4,216

Total liabilities	341,418

Net assets	$63,501,778

Net assets consist of:
Par value, $1 per share	$4,121,406
Paid-in capital in excess of par value	96,328,818
Accumulated net realized loss on investments	(40,521,443)
Net unrealized appreciation on investments	3,572,997

Net assets	$63,501,778

Shares outstanding	4,121,406

Authorized Fund shares allocated to Portfolio	10,000,000

Net asset value per share	$15.41

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$30,709
Dividends (net of withholding tax of $3,339)	466,123

Total investment income	496,832

Expenses:
Management fees	600,967
Custodian fees	9,433
Directors’ fees	7,769
Professional fees	15,793
Accounting fees	32,640
Printing and filing fees	13,866
Compliance expense	6,376
Other	1,859

Total expenses	688,703

Net investment loss	(191,871)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	7,384,263
Change in unrealized appreciation/depreciation on investments	14,668,798

Net realized/unrealized gain (loss) on investments	22,053,061

Change in net assets from operations	$21,861,190

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Mid Cap Opportunity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(191,871)	$(520,337)
Net realized gain (loss) on investments	7,384,263	(47,248,842)
Change in unrealized appreciation/depreciation on investments	14,668,798	(21,088,898)

Change in net assets from operations	21,861,190	(68,858,077)

Capital transactions:
Received from shares sold	37,239,976	66,864,431
Paid for shares redeemed	(75,207,718)	(33,801,822)

Change in net assets from capital transactions	(37,967,742)	33,062,609

Change in net assets	(16,106,552)	(35,795,468)
Net Assets:
Beginning of year	79,608,330	115,403,798

End of year	$63,501,778	$79,608,330

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$10.96	$22.50	$19.09	$17.40	$15.83
Operations:
Net investment loss	(0.05)	(0.07)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	4.50	(11.47)	3.50	1.78	1.64

Total from operations	4.45	(11.54)	3.41	1.69	1.57

Net asset value, end of year	$15.41	$10.96	$22.50	$19.09	$17.40

Total return	40.60%	–51.29%	17.86%	9.71%	9.92%
Ratios and supplemental data:
Net assets at end of year (millions)	$63.5	$79.6	$115.4	$86.6	$90.0
Ratios to average net assets:
Expenses	0.97%	0.94%	0.93%	0.94%	0.95%
Net investment loss	–0.27%	–0.53%	–0.45%	–0.45%	–0.40%
Portfolio turnover rate	276%	297%	267%	209%	205%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500® Index Portfolio

 Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	25.83%
Five years	-0.03%
Ten years	-1.58%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the S&P 500® Index Portfolio returned 25.83% versus 26.46% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks within the benchmark index. The Portfolio also invests in S&P 500 Depositary Receipts (“SPDRs”), an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The top five holdings in the Portfolio were Exxon Mobil Corp., Microsoft Corp., Apple, Inc., Johnson & Johnson, and The Procter & Gamble Co. The largest contributors in 2009 were Apple, Inc., Microsoft Corp., Google, Inc., International Business Machines Corp., and Cisco Systems, Inc. The largest detractors in 2009 were Exxon Mobil Corp., Citigroup, Inc., Wells Fargo & Co., Gilead Sciences, Inc., and General Electric Co.

Equities had a very good second half of 2009. Going into 2010, the economy might face some headwinds. High unemployment will depress consumer consumption, and access to easy credit will likely remain tight. The Federal Reserve is expected to keep a stimulative economic policy for 2010 and into 2011 to maintain the present economic momentum. Equities could see moderate growth in 2010.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	97.6
Exchange Traded Funds	2.1
Commercial Paper and
Other Net Assets	0.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	3.2
2.	Microsoft Corp.	2.3
3.	Standard & Poor’s Depositary Receipts	2.1
4.	Apple, Inc.	1.9
5.	Johnson & Johnson	1.7
6.	Procter & Gamble Co. / The	1.7
7.	International Business Machines Corp.	1.7
8.	AT&T, Inc.	1.6
9.	JPMorgan Chase & Co.	1.6
10.	General Electric Co.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets
Information Technology	19.4
Financials	14.0
Health Care	12.3
Energy	11.2
Consumer Staples	11.1
Industrials	10.0
Consumer Discretionary	9.4
Utilities	3.6
Materials	3.5
Telecommunication Services	3.1

97.6

Ohio National Fund, Inc.
S&P 500® Index Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 97.6%	Shares	Value

CONSUMER DISCRETIONARY – 9.4%
Auto Components – 0.2%
Goodyear Tire & Rubber Co. / The (a)	3,800	$53,580
Johnson Controls, Inc.	10,600	288,744

		342,324

Automobiles – 0.4%
Ford Motor Co. (a)	52,187	521,870
Harley-Davidson, Inc.	3,700	93,240

		615,110

Distributors – 0.1%
Genuine Parts Co.	2,500	94,900

Diversified Consumer Services – 0.2%
Apollo Group, Inc. Class A (a)	2,000	121,160
DeVry, Inc.	1,000	56,730
H&R Block, Inc.	5,300	119,886

		297,776

Hotels, Restaurants & Leisure – 1.5%
Carnival Corp. (a)	6,900	218,661
Darden Restaurants, Inc.	2,200	77,154
International Game Technology	4,700	88,219
Marriott International, Inc. Class A	4,046	110,254
McDonald’s Corp.	17,000	1,061,480
Starbucks Corp. (a)	11,700	269,802
Starwood Hotels & Resorts Worldwide, Inc.	3,000	109,710
Wyndham Worldwide Corp.	2,860	57,686
Wynn Resorts Ltd. (a)	1,100	64,053
Yum! Brands, Inc.	7,400	258,778

		2,315,797

Household Durables – 0.3%
Black & Decker Corp. / The	1,000	64,830
D.R. Horton, Inc.	4,400	47,828
Fortune Brands, Inc.	2,400	103,680
Harman International Industries, Inc.	1,100	38,808
Leggett & Platt, Inc.	2,400	48,960
Lennar Corp. Class A	2,500	31,925
Newell Rubbermaid, Inc.	4,400	66,044
Pulte Homes, Inc. (a)	4,950	49,500
Whirlpool Corp.	1,155	93,162

		544,737

Internet & Catalog Retail – 0.6%
Amazon.com, Inc. (a)	5,300	712,956
Expedia, Inc. (a)	3,300	84,843
Priceline.com, Inc. (a)	650	142,025

		939,824

Leisure Equipment & Products – 0.1%
Eastman Kodak Co. (a)	4,200	17,724
Hasbro, Inc.	2,000	64,120
Mattel, Inc.	5,700	113,886

		195,730

Media – 2.8%
CBS Corp. Class B	10,650	149,632
Comcast Corp. Class A	45,053	759,594
DIRECTV Group, Inc. / The (a)	15,100	503,585
Gannett Co., Inc.	3,700	54,945
Interpublic Group of Companies, Inc. (a)	7,723	56,996
McGraw-Hill Companies, Inc. / The	5,000	167,550
Meredith Corp.	600	18,510
New York Times Co. Class A / The (a)	1,800	22,248
News Corp. Class A	35,600	487,364
Omnicom Group, Inc.	4,900	191,835
Scripps Networks Interactive, Inc.	1,400	58,100
Time Warner Cable, Inc.	5,532	228,969
Time Warner, Inc.	18,466	538,099
Viacom, Inc. Class B (a)	9,550	283,922
Walt Disney Co. / The	30,300	977,175
Washington Post Co. Class B / The	100	43,960

		4,542,484

Multiline Retail – 0.8%
Big Lots, Inc. (a)	1,300	37,674
Family Dollar Stores, Inc.	2,200	61,226
J.C. Penney Co., Inc.	3,700	98,457
Kohl’s Corp. (a)	4,800	258,864
Macy’s, Inc.	6,676	111,890
Nordstrom, Inc.	2,600	97,708
Sears Holdings Corp. (a)	801	66,843
Target Corp.	11,900	575,603

		1,308,265

Specialty Retail – 1.9%
Abercrombie & Fitch Co. Class A	1,400	48,790
AutoNation, Inc. (a)	1,500	28,725
AutoZone, Inc. (a)	500	79,035
Bed Bath & Beyond, Inc. (a)	4,100	158,383
Best Buy Co., Inc.	5,375	212,097
GameStop Corp. Class A (a)	2,600	57,044
Gap, Inc. / The	7,550	158,173
Home Depot, Inc. / The	26,900	778,217
Limited Brands, Inc.	4,200	80,808
Lowe’s Companies, Inc.	23,200	542,648
Office Depot, Inc. (a)	4,300	27,735
O’Reilly Automotive, Inc. (a)	2,200	83,864
RadioShack Corp.	2,000	39,000
Ross Stores, Inc.	2,000	85,420
Sherwin-Williams Co. / The	1,500	92,475
Staples, Inc.	11,400	280,326
Tiffany & Co.	2,000	86,000
TJX Cos., Inc. / The	6,600	241,230

		3,079,970

Textiles, Apparel & Luxury Goods – 0.5%
Coach, Inc.	5,000	182,650
NIKE, Inc. Class B	6,200	409,634

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.6%	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Polo Ralph Lauren Corp.	900	$72,882
V.F. Corp.	1,400	102,536

		767,702

TOTAL CONSUMER DISCRETIONARY		15,044,619

CONSUMER STAPLES – 11.1%
Beverages – 2.6%
Brown-Forman Corp. Class B	1,750	93,747
Coca-Cola Co. / The	36,600	2,086,200
Coca-Cola Enterprises, Inc.	5,000	106,000
Constellation Brands, Inc. Class A (a)	3,100	49,383
Dr Pepper Snapple Group, Inc.	4,000	113,200
Molson Coors Brewing Co. Class B	2,500	112,900
Pepsi Bottling Group, Inc. / The	2,300	86,250
PepsiCo, Inc.	24,600	1,495,680

		4,143,360

Food & Staples Retailing – 2.6%
Costco Wholesale Corp.	6,900	408,273
CVS Caremark Corp.	22,320	718,927
Kroger Co. / The	10,300	211,459
Safeway, Inc.	6,400	136,256
SUPERVALU, Inc.	3,319	42,185
Sysco Corp.	9,300	259,842
Walgreen Co.	15,600	572,832
Wal-Mart Stores, Inc.	33,700	1,801,265
Whole Foods Market, Inc. (a)	2,200	60,390

		4,211,429

Food Products – 1.6%
Archer-Daniels-Midland Co.	10,150	317,796
Campbell Soup Co.	3,000	101,400
ConAgra Foods, Inc.	7,000	161,350
Dean Foods Co. (a)	2,900	52,316
General Mills, Inc.	5,200	368,212
H.J. Heinz Co.	5,000	213,800
Hershey Company / The	2,600	93,054
Hormel Foods Corp.	1,100	42,295
J.M. Smucker Co. / The	1,900	117,325
Kellogg Co.	4,000	212,800
Kraft Foods, Inc. Class A	23,376	635,360
McCormick & Co., Inc.	2,100	75,873
Sara Lee Corp.	11,000	133,980
Tyson Foods, Inc. Class A	4,800	58,896

		2,584,457

Household Products – 2.5%
Clorox Co. / The	2,200	134,200
Colgate-Palmolive Co.	7,900	648,985
Kimberly-Clark Corp.	6,600	420,486
Procter & Gamble Co. / The	46,122	2,796,377

		4,000,048

Personal Products – 0.3%
Avon Products, Inc.	6,700	211,050
Estee Lauder Cos. Inc. Class A / The	1,900	91,884
Mead Johnson Nutrition Co.	3,251	142,069

		445,003

Tobacco – 1.5%
Altria Group, Inc.	32,700	641,901
Lorillard, Inc.	2,497	200,334
Philip Morris International, Inc.	30,100	1,450,519
Reynolds American, Inc.	2,700	143,019

		2,435,773

TOTAL CONSUMER STAPLES		17,820,070

ENERGY – 11.2%
Energy Equipment & Services – 1.8%
Baker Hughes, Inc.	4,900	198,352
BJ Services Co.	4,600	85,560
Cameron International Corp. (a)	3,900	163,020
Diamond Offshore Drilling, Inc.	1,100	108,262
FMC Technologies, Inc. (a)	1,900	109,896
Halliburton Co.	14,200	427,278
Nabors Industries Ltd. (a)	4,500	98,505
National Oilwell Varco, Inc. (a)	6,600	290,994
Rowan Cos., Inc. (a)	1,800	40,752
Schlumberger Ltd.	19,000	1,236,710
Smith International, Inc.	3,900	105,963

		2,865,292

Oil, Gas & Consumable Fuels – 9.4%
Anadarko Petroleum Corp.	7,800	486,876
Apache Corp.	5,322	549,071
Cabot Oil & Gas Corp.	1,600	69,744
Chesapeake Energy Corp.	10,200	263,976
Chevron Corp.	31,638	2,435,810
ConocoPhillips	23,400	1,195,038
CONSOL Energy, Inc.	2,900	144,420
Denbury Resources, Inc. (a)	3,900	57,720
Devon Energy Corp.	7,000	514,500
El Paso Corp.	11,100	109,113
EOG Resources, Inc.	4,000	389,200
Exxon Mobil Corp.	75,000	5,114,250
Hess Corp.	4,600	278,300
Marathon Oil Corp.	11,220	350,288
Massey Energy Corp.	1,400	58,814
Murphy Oil Corp.	3,000	162,600
Noble Energy, Inc.	2,700	192,294
Occidental Petroleum Corp.	12,800	1,041,280
Peabody Energy Corp.	4,200	189,882
Pioneer Natural Resources Co.	1,800	86,706
Range Resources Corp.	2,500	124,625
Southwestern Energy Co. (a)	5,500	265,100
Spectra Energy Corp.	10,218	209,571
Sunoco, Inc.	1,800	46,980
Tesoro Corp.	2,200	29,810
Valero Energy Corp.	8,900	149,075

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.6%	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. / The	9,200	$193,936
XTO Energy, Inc.	9,166	426,494

		15,135,473

TOTAL ENERGY		18,000,765

FINANCIALS – 14.0%
Capital Markets – 2.7%
Ameriprise Financial, Inc.	3,980	154,503
Bank Of New York Mellon Corp. / The	19,011	531,738
Charles Schwab Corp. / The	15,000	282,300
E*TRADE Financial Corp. (a)	24,500	42,875
Federated Investors, Inc. Class B	1,400	38,500
Franklin Resources, Inc.	2,400	252,840
Goldman Sachs Group, Inc. / The	8,150	1,376,046
Invesco Ltd.	6,800	159,732
Janus Capital Group, Inc.	2,900	39,005
Legg Mason, Inc.	2,600	78,416
Morgan Stanley	21,500	636,400
Northern Trust Corp.	3,800	199,120
State Street Corp.	7,800	339,612
T. Rowe Price Group, Inc.	4,100	218,325

		4,349,412

Commercial Banks – 2.7%
BB&T Corp.	10,900	276,533
Comerica, Inc.	2,400	70,968
Fifth Third Bancorp	12,550	122,362
First Horizon National Corp. (a)	3,548	47,548
Huntington Bancshares, Inc.	11,300	41,245
KeyCorp	13,900	77,145
M&T Bank Corp.	1,300	86,957
Marshall & Ilsley Corp.	8,300	45,235
PNC Financial Services Group, Inc.	7,242	382,305
Regions Financial Corp.	18,775	99,320
SunTrust Banks, Inc.	7,900	160,291
U.S. Bancorp	30,190	679,577
Wells Fargo & Co.	80,713	2,178,444
Zions Bancorporation	2,200	28,226

		4,296,156

Consumer Finance – 0.8%
American Express Co.	18,800	761,776
Capital One Financial Corp.	7,073	271,179
Discover Financial Services	8,550	125,770
SLM Corp. (a)	7,500	84,525

		1,243,250

Diversified Financial Services – 4.2%
Bank of America Corp.	156,927	2,363,321
Citigroup, Inc.	308,169	1,020,039
CME Group, Inc.	1,075	361,146
IntercontinentalExchange, Inc. (a)	1,200	134,760
JPMorgan Chase & Co.	62,243	2,593,666
Leucadia National Corp. (a)	3,000	71,370
Moody’s Corp.	3,100	83,080
NASDAQ OMX Group, Inc. / The (a)	2,300	45,586
NYSE Euronext	4,100	103,730

		6,776,698

Insurance – 2.3%
Aflac, Inc.	7,400	342,250
Allstate Corp. / The	8,500	255,340
American International Group, Inc. (a)	2,095	62,808
AON Corp.	4,300	164,862
Assurant, Inc.	1,800	53,064
Chubb Corp. / The	5,400	265,572
Cincinnati Financial Corp.	2,566	67,332
Genworth Financial, Inc. Class A (a)	7,700	87,395
Hartford Financial Services Group, Inc. / The	6,000	139,560
Lincoln National Corp.	4,786	119,076
Loews Corp.	5,661	205,777
Marsh & Mclennan Companies, Inc.	8,300	183,264
MetLife, Inc.	12,900	456,015
Principal Financial Group, Inc.	5,000	120,200
Progressive Corp. / The (a)	10,600	190,694
Prudential Financial, Inc.	7,300	363,248
Torchmark Corp.	1,300	57,135
Travelers Companies, Inc. / The	8,659	431,738
Unum Group	5,200	101,504
XL Capital Ltd. Class A	5,400	98,982

		3,765,816

Real Estate Investment Trusts – 1.2%
Apartment Investment & Management Co. Class A	1,873	29,818
AvalonBay Communities, Inc.	1,331	109,289
Boston Properties, Inc.	2,200	147,554
Equity Residential	4,400	148,632
HCP, Inc.	4,600	140,484
Health Care REIT, Inc.	1,900	84,208
Host Hotels & Resorts, Inc.	10,002	116,734
Kimco Realty Corp.	6,300	85,239
Plum Creek Timber Co. Inc.	2,600	98,176
ProLogis	7,500	102,675
Public Storage	2,100	171,045
Simon Property Group, Inc.	4,562	364,053
Ventas, Inc.	2,500	109,350
Vornado Realty Trust	2,493	174,360

		1,881,617

Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc. (a)	4,300	58,351

Thrifts & Mortgage Finance – 0.1%
Hudson City Bancorp, Inc.	7,500	102,975
Peoples United Financial, Inc.	5,500	91,850

		194,825

TOTAL FINANCIALS		22,566,125

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.6%	Shares	Value

HEALTH CARE – 12.3%
Biotechnology – 1.5%
Amgen, Inc. (a)	16,006	$905,459
Biogen Idec, Inc. (a)	4,545	243,158
Celgene Corp. (a)	7,300	406,464
Cephalon, Inc. (a)	1,200	74,892
Genzyme Corp. (a)	4,200	205,842
Gilead Sciences, Inc. (a)	14,200	614,576

		2,450,391

Health Care Equipment & Supplies – 2.0%
Baxter International, Inc.	9,500	557,460
Becton Dickinson & Co.	3,700	291,782
Boston Scientific Corp. (a)	23,903	215,127
C.R. Bard, Inc.	1,500	116,850
CareFusion Corp. (a)	2,750	68,777
DENTSPLY International, Inc.	2,400	84,408
Hospira, Inc. (a)	2,610	133,110
Intuitive Surgical, Inc. (a)	600	181,992
Medtronic, Inc.	17,500	769,650
St. Jude Medical, Inc. (a)	5,300	194,934
Stryker Corp.	4,500	226,665
Varian Medical Systems, Inc. (a)	2,000	93,700
Zimmer Holdings, Inc. (a)	3,370	199,201

		3,133,656

Health Care Providers & Services – 2.1%
Aetna, Inc.	6,800	215,560
AmerisourceBergen Corp.	4,500	117,315
Cardinal Health, Inc.	5,700	183,768
CIGNA Corp.	4,300	151,661
Coventry Health Care, Inc. (a)	2,300	55,867
DaVita, Inc. (a)	1,600	93,984
Express Scripts, Inc. (a)	4,300	371,735
Humana, Inc. (a)	2,700	118,503
Laboratory Corp. of America Holdings (a)	1,700	127,228
McKesson Corp.	4,200	262,500
Medco Health Solutions, Inc. (a)	7,576	484,182
Patterson Cos., Inc. (a)	1,500	41,970
Quest Diagnostics, Inc.	2,500	150,950
Tenet Healthcare Corp. (a)	6,850	36,922
UnitedHealth Group, Inc.	18,400	560,832
WellPoint, Inc. (a)	7,200	419,688

		3,392,665

Health Care Technology – 0.0%
IMS Health, Inc.	2,900	61,074

Life Sciences Tools & Services – 0.4%
Life Technologies Corp. (a)	2,817	147,132
Millipore Corp. (a)	900	65,115
PerkinElmer, Inc.	1,800	37,062
Thermo Fisher Scientific, Inc. (a)	6,400	305,216
Waters Corp. (a)	1,500	92,940

		647,465

Pharmaceuticals – 6.3%
Abbott Laboratories	24,400	1,317,356
Allergan, Inc.	4,900	308,749
Bristol-Myers Squibb Co.	26,969	680,967
Eli Lilly & Co.	16,000	571,360
Forest Laboratories, Inc. (a)	4,800	154,128
Johnson & Johnson	43,600	2,808,276
King Pharmaceuticals, Inc. (a)	3,900	47,853
Merck & Co., Inc.	48,194	1,761,009
Mylan, Inc. (a)	4,800	88,464
Pfizer, Inc.	127,410	2,317,588
Watson Pharmaceuticals, Inc. (a)	1,700	67,337

		10,123,087

TOTAL HEALTH CARE		19,808,338

INDUSTRIALS – 10.0%
Aerospace & Defense – 2.7%
Boeing Co. / The	11,500	622,495
General Dynamics Corp.	6,100	415,837
Goodrich Corp.	2,000	128,500
Honeywell International, Inc.	12,100	474,320
ITT Corp.	2,900	144,246
L-3 Communications Holdings, Inc.	1,800	156,510
Lockheed Martin Corp.	5,100	384,285
Northrop Grumman Corp.	5,000	279,250
Precision Castparts Corp.	2,200	242,770
Raytheon Co.	6,100	314,272
Rockwell Collins, Inc.	2,500	138,400
United Technologies Corp.	14,800	1,027,268

		4,328,153

Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	2,600	152,698
Expeditors International of Washington, Inc.	3,300	114,609
FedEx Corp.	4,900	408,905
United Parcel Service, Inc. Class B	15,700	900,709

		1,576,921

Airlines – 0.1%
Southwest Airlines Co.	11,700	133,731

Building Products – 0.0%
Masco Corp.	5,700	78,717

Commercial Services & Supplies – 0.5%
Avery Dennison Corp.	1,800	65,682
Cintas Corp.	2,100	54,705
Iron Mountain, Inc. (a)	2,900	66,004
Pitney Bowes, Inc.	3,300	75,108
R.R. Donnelley & Sons Co.	3,200	71,264
Republic Services, Inc.	5,080	143,815
Stericycle, Inc. (a)	1,300	71,721
Waste Management, Inc.	7,700	260,337

		808,636

Construction & Engineering – 0.2%
Fluor Corp.	2,800	126,112
Jacobs Engineering Group, Inc. (a)	2,000	75,220
Quanta Services, Inc. (a)	3,300	68,772

		270,104

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.6%	Shares	Value

Electrical Equipment – 0.5%
Emerson Electric Co.	11,900	$506,940
First Solar, Inc. (a)	750	101,550
Rockwell Automation, Inc.	2,200	103,356
Roper Industries, Inc.	1,400	73,318

		785,164

Industrial Conglomerates – 2.2%
3M Co.	11,200	925,904
General Electric Co.	168,200	2,544,866
Textron, Inc.	4,300	80,883

		3,551,653

Machinery – 1.6%
Caterpillar, Inc.	9,800	558,502
Cummins, Inc.	3,200	146,752
Danaher Corp.	4,100	308,320
Deere & Co.	6,700	362,403
Dover Corp.	2,900	120,669
Eaton Corp.	2,600	165,412
Flowserve Corp.	900	85,077
Illinois Tool Works, Inc.	6,100	292,739
PACCAR, Inc.	5,712	207,174
Pall Corp.	1,800	65,160
Parker Hannifin Corp.	2,500	134,700
Snap-On, Inc.	900	38,034
Stanley Works / The	1,300	66,963

		2,551,905

Professional Services – 0.1%
Dun & Bradstreet Corp.	800	67,496
Equifax, Inc.	2,000	61,780
Monster Worldwide, Inc. (a)	2,000	34,800
Robert Half International, Inc.	2,400	64,152

		228,228

Road & Rail – 1.0%
Burlington Northern Santa Fe Corp.	4,100	404,342
CSX Corp.	6,200	300,638
Norfolk Southern Corp.	5,800	304,036
Ryder System, Inc.	900	37,053
Union Pacific Corp.	8,000	511,200

		1,557,269

Trading Companies & Distributors – 0.1%
Fastenal Co.	2,100	87,444
W.W. Grainger, Inc.	1,000	96,830

		184,274

TOTAL INDUSTRIALS		16,054,755

INFORMATION TECHNOLOGY – 19.4%
Communications Equipment – 2.5%
Cisco Systems, Inc. (a)	90,900	2,176,146
Harris Corp.	2,100	99,855
JDS Uniphase Corp. (a)	3,475	28,669
Juniper Networks, Inc. (a)	8,300	221,361
Motorola, Inc. (a)	36,500	283,240
QUALCOMM, Inc.	26,400	1,221,264
Tellabs, Inc. (a)	6,100	34,648

		4,065,183

Computers & Peripherals – 5.8%
Apple, Inc. (a)	14,200	2,994,212
Dell, Inc. (a)	27,200	390,592
EMC Corp. (a)	32,200	562,534
Hewlett-Packard Co.	37,400	1,926,474
International Business Machines Corp.	20,700	2,709,630
Lexmark International, Inc. Class A (a)	1,200	31,176
NetApp, Inc. (a)	5,400	185,706
QLogic Corp. (a)	1,800	33,966
SanDisk Corp. (a)	3,600	104,364
Sun Microsystems, Inc. (a)	11,850	111,035
Teradata Corp. (a)	2,700	84,861
Western Digital Corp. (a)	3,600	158,940

		9,293,490

Electronic Equipment, Instruments & Components – 0.6%
Agilent Technologies, Inc. (a)	5,500	170,885
Amphenol Corp. Class A	2,700	124,686
Corning, Inc.	24,600	475,026
FLIR Systems, Inc. (a)	2,400	78,528
Jabil Circuit, Inc.	3,000	52,110
Molex, Inc.	2,100	45,255

		946,490

Internet Software & Services – 2.0%
Akamai Technologies, Inc. (a)	2,700	68,391
eBay, Inc. (a)	17,800	419,012
Google, Inc. Class A (a)	3,850	2,386,923
VeriSign, Inc. (a)	3,000	72,720
Yahoo!, Inc. (a)	18,800	315,464

		3,262,510

IT Services – 1.6%
Affiliated Computer Services, Inc. Class A (a)	1,500	89,535
Automatic Data Processing, Inc.	8,000	342,560
Cognizant Technology Solutions Corp. Class A (a)	4,700	212,910
Computer Sciences Corp. (a)	2,400	138,072
Fidelity National Information Services, Inc.	5,200	121,888
Fiserv, Inc. (a)	2,400	116,352
Mastercard, Inc. Class A	1,525	390,369
Paychex, Inc.	5,100	156,264
SAIC, Inc. (a)	4,800	90,912
Total System Services, Inc.	3,077	53,140
Visa, Inc.	7,100	620,966
Western Union Co. / The	10,947	206,351

		2,539,319

Office Electronics – 0.1%
Xerox Corp.	13,700	115,902

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.6%	Shares	Value

Semiconductors & Semiconductor Equipment – 2.5%
Advanced Micro Devices, Inc. (a)	8,900	$86,152
Altera Corp.	4,700	106,361
Analog Devices, Inc.	4,600	145,268
Applied Materials, Inc.	21,100	294,134
Broadcom Corp. Class A (a)	6,850	215,432
Intel Corp.	87,200	1,778,880
KLA-Tencor Corp.	2,700	97,632
Linear Technology Corp.	3,500	106,890
LSI Corp. (a)	10,300	61,903
MEMC Electronic Materials, Inc. (a)	3,500	47,670
Microchip Technology, Inc.	2,900	84,274
Micron Technology, Inc. (a)	13,400	141,504
National Semiconductor Corp.	3,700	56,832
Novellus Systems, Inc. (a)	1,500	35,010
NVIDIA Corp. (a)	8,800	164,384
Teradyne, Inc. (a)	2,800	30,044
Texas Instruments, Inc.	19,800	515,988
Xilinx, Inc.	4,400	110,264

		4,078,622

Software – 4.3%
Adobe Systems, Inc. (a)	8,300	305,274
Autodesk, Inc. (a)	3,600	91,476
BMC Software, Inc. (a)	2,900	116,290
CA, Inc.	6,300	141,498
Citrix Systems, Inc. (a)	2,900	120,669
Compuware Corp. (a)	3,600	26,028
Electronic Arts, Inc. (a)	5,100	90,525
Intuit, Inc. (a)	5,000	153,550
McAfee, Inc. (a)	2,500	101,425
Microsoft Corp.	122,000	3,719,780
Novell, Inc. (a)	5,500	22,825
Oracle Corp.	61,800	1,516,572
Red Hat, Inc. (a)	3,000	92,700
Salesforce.com, Inc. (a)	1,700	125,409
Symantec Corp. (a)	12,794	228,885

		6,852,906

TOTAL INFORMATION TECHNOLOGY		31,154,422

MATERIALS – 3.5%
Chemicals – 1.9%
Air Products and Chemicals, Inc.	3,300	267,498
Airgas, Inc.	1,300	61,880
CF Industries Holdings, Inc.	800	72,624
Dow Chemical Co. / The	18,100	500,103
E.I. du Pont de Nemours & Co.	14,300	481,481
Eastman Chemical Co.	1,100	66,264
Ecolab, Inc.	3,800	169,404
FMC Corp.	1,100	61,336
International Flavors & Fragrances, Inc.	1,200	49,368
Monsanto Co.	8,586	701,906
PPG Industrials, Inc.	2,600	152,204
Praxair, Inc.	4,800	385,488
Sigma-Aldrich Corp.	1,900	96,007

		3,065,563

Construction Materials – 0.1%
Vulcan Materials Co.	2,000	105,340

Containers & Packaging – 0.2%
Ball Corp.	1,500	77,550
Bemis Co., Inc	1,700	50,405
Owens-Illinois, Inc. (a)	2,700	88,749
Pactiv Corp. (a)	2,100	50,694
Sealed Air Corp.	2,500	54,650

		322,048

Metals & Mining – 1.1%
AK Steel Holding Corp.	1,700	36,295
Alcoa, Inc.	15,400	248,248
Allegheny Technologies, Inc.	1,500	67,155
Cliffs Natural Resources, Inc.	2,100	96,789
Freeport-McMoRan Copper & Gold, Inc.	6,776	544,045
Newmont Mining Corp.	7,700	364,287
Nucor Corp.	5,000	233,250
Titanium Metals Corp. (a)	1,300	16,276
United States Steel Corp.	2,300	126,776

		1,733,121

Paper & Forest Products – 0.2%
International Paper Co.	6,800	182,104
MeadWestvaco Corp.	2,700	77,301
Weyerhaeuser Co.	3,300	142,362

		401,767

TOTAL MATERIALS		5,627,839

TELECOMMUNICATION SERVICES – 3.1%
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	93,178	2,611,779
CenturyTel, Inc.	4,746	171,853
Frontier Communications Corp.	4,900	38,269
Qwest Communications International, Inc.	23,500	98,935
Verizon Communications, Inc.	44,900	1,487,537
Windstream Corp.	6,896	75,787

		4,484,160

Wireless Telecommunication Services – 0.3%
American Tower Corp. Class A (a)	6,300	272,223
MetroPCS Communications, Inc. (a)	4,100	31,283
Sprint Nextel Corp. (a)	46,932	171,771

		475,277

TOTAL TELECOMMUNICATION SERVICES		4,959,437

UTILITIES – 3.6%
Electric Utilities – 2.0%
Allegheny Energy, Inc.	2,700	63,396
American Electric Power Co., Inc.	7,500	260,925
Duke Energy Corp.	20,636	355,145
Edison International	5,100	177,378
Entergy Corp.	3,000	245,520
Exelon Corp.	10,400	508,248
FirstEnergy Corp.	4,800	222,960
FPL Group, Inc.	6,500	343,330
Northeast Utilities	2,800	72,212
Pepco Holdings, Inc.	3,500	58,975

(continued)

Ohio National Fund, Inc.
S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.6%	Shares	Value

Electric Utilities (continued)
Pinnacle West Capital Corp.	1,600	$58,528
PPL Corp.	6,000	193,860
Progress Energy, Inc.	4,400	180,444
Southern Co. / The	12,600	419,832

		3,160,753

Gas Utilities – 0.1%
EQT Corp.	2,100	92,232
Nicor, Inc.	700	29,470
Questar Corp.	2,800	116,396

		238,098

Independent Power Producers & Energy Traders – 0.2%
AES Corp. / The (a)	10,500	139,755
Constellation Energy Group, Inc.	3,200	112,544

		252,299

Multi-Utilities – 1.3%
Ameren Corp.	3,700	103,415
CenterPoint Energy, Inc.	6,200	89,962
CMS Energy Corp.	3,600	56,376
Consolidated Edison, Inc.	4,400	199,892
Dominion Resources, Inc.	9,400	365,848
DTE Energy Co.	2,600	113,334
Integrys Energy Group, Inc.	1,212	50,892
NiSource, Inc.	4,400	67,672
PG&E Corp.	5,900	263,435
Public Service Enterprise Group, Inc.	8,000	266,000
SCANA Corp.	1,800	67,824
Sempra Energy	3,900	218,322
TECO Energy, Inc.	3,400	55,148
Wisconsin Energy Corp.	1,800	89,694
Xcel Energy, Inc.	7,200	152,784

		2,160,598

TOTAL UTILITIES		5,811,748

Total Common Stocks (Cost $152,706,806)		$156,848,118

Exchange Traded Funds – 2.1%	Shares	Value

Standard & Poor’s Depositary Receipts (SPDRs)	30,225	$3,368,274

Total Exchange Traded Funds (Cost $3,286,189)		$3,368,274

	Face	Amortized
Commercial Paper – 0.2%	Amount	Cost

Prudential Funding LLC 0.020%, 01/04/2010	$316,000	$316,000

Total Commercial Paper (Cost $316,000)		$316,000

Total Investments – 99.9% (Cost $156,308,995) (b)		$160,532,392
Other Assets in Excess of Liabilities – 0.1%		176,061

Net Assets – 100.0%		$160,708,453

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes.

See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500® Index Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $156,308,995)	$160,532,392
Cash	1,500
Receivable for securities sold	28
Receivable for fund shares sold	98,512
Dividends and accrued interest receivable	230,095
Prepaid expenses and other assets	2,483

Total assets	160,865,010

Liabilities:
Payable for securities purchased	26,143
Payable for fund shares redeemed	41,716
Payable for investment management services	51,656
Payable for compliance services	1,677
Accrued custody expense	716
Accrued professional fees	11,301
Accrued accounting fees	12,643
Accrued printing and filing fees	10,705

Total liabilities	156,557

Net assets	$160,708,453

Net assets consist of:
Par value, $1 per share	$13,749,946
Paid-in capital in excess of par value	160,117,468
Accumulated net realized loss on investments	(17,694,384)
Net unrealized appreciation on investments	4,223,397
Undistributed net investment income	312,026

Net assets	$160,708,453

Shares outstanding	13,749,946

Authorized Fund shares allocated to Portfolio	23,000,000

Net asset value per share	$11.69

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$635
Dividends	3,015,250

Total investment income	3,015,885

Expenses:
Management fees	495,827
Custodian fees	24,444
Directors’ fees	13,567
Professional fees	19,239
Accounting fees	70,796
Printing and filing fees	21,758
Compliance expense	6,376
Other	3,117

Total expenses	655,124

Net investment income	2,360,761

Realized/unrealized gain (loss) on investments:
Net realized/unrealized gain (loss) on investments	(937,053)
Change in unrealized appreciation/depreciation on investments	31,621,689

Net realized/unrealized gain (loss) on investments	30,684,636

Change in net assets from operations	$33,045,397

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
S&P 500® Index Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,360,761	$2,645,943
Net realized gain (loss) on investments	(937,053)	(2,389,253)
Change in unrealized appreciation/depreciation on investments	31,621,689	(63,273,864)

Change in net assets from operations	33,045,397	(63,017,174)

Distributions to shareholders:
Distributions from net investment income	(2,047,655)	(2,337,448)

Capital transactions:
Received from shares sold	62,219,156	38,152,445
Received from dividends reinvested	2,047,655	2,337,448
Paid for shares redeemed	(40,764,928)	(48,360,668)

Change in net assets from capital transactions	23,501,883	(7,870,775)

Change in net assets	54,499,625	(73,225,397)
Net Assets:
Beginning of year	106,208,828	179,434,225

End of year	$160,708,453	$106,208,828

Undistributed net investment income	$312,026	$285,045

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$9.41	$15.36	$14.82	$12.99	$12.56
Operations:
Net investment income	0.17	0.24	0.24	0.22	0.19
Net realized and unrealized gain (loss) on investments	2.26	(5.98)	0.51	1.77	0.37

Total from operations	2.43	(5.74)	0.75	1.99	0.56

Distributions:
Distributions from net investment income	(0.15)	(0.21)	(0.21)	(0.16)	(0.13)

Net asset value, end of year	$11.69	$9.41	$15.36	$14.82	$12.99

Total return	25.83%	–37.30%	5.06%	15.30%	4.47%
Ratios and supplemental data:
Net assets at end of year (millions)	$160.7	$106.2	$179.4	$182.1	$190.5
Ratios to average net assets:
Expenses	0.51%	0.48%	0.45%	0.47%	0.47%
Net investment income	1.85%	1.85%	1.50%	1.45%	1.39%
Portfolio turnover rate	21%	12%	7%	7%	9%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio

 Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding companies.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	11.52%
Five years	-2.31%
Ten years	-0.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Strategic Value Portfolio returned 11.52% versus 11.13% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

The year ended December 31, 2009 was a challenging environment for an equity income strategy as we marked the bottom of the longest recession in the post World War II era and endured a low-quality post-recession rally. Over the course of the year, the stock market was buffeted by multiple head winds as almost every major indicator trended downward, from retail sales and industrial production to record lows for home sales, home prices and home building. On the employment front, the jobless rate hit a 26-year high, fueled by the worst job losses in decades. Attempting to stem further declines were the nearly $1 trillion in financial stimulus and the government’s intervention into numerous failing financial institutions. Despite unknown and potentially negative long-term implications, these moves provided near term support to economic activity and brought some hints of an eventual recovery.

Investor focus has shifted from relief over avoiding economic Armageddon to debate about the strength and timing of a recovery. While economic growth is expected to come, it will be at a much slower pace than past recoveries. The reality is, despite a stock market rally that added more than $1 trillion to household net worth in the second quarter, households are still down some $11 trillion from the collapse in stock and home prices, household debt is still a near-record 122% of disposable income, and home foreclosures and mortgage delinquencies are still on the rise — with 1 in 8 homeowners in arrears on their mortgages and nearly 1 in 3 being “underwater” (owing more than their home is worth). It’s hard to envision suddenly robust consumer spending under these weighty yokes. And without adequate consumer participation, it’s hard to envision an upside-surprise recovery.

Until we see evidence of something more, we will continue to remain cautious about overpaying for stocks. We remain committed to our strategy that, as history shows, benefits investors — selecting dividend-paying companies with a history of increasing dividend payouts over time.

Performance in the calendar year was dominated by the market’s preferences in the post recession rally. Since the bounce off the market bottom in early March, investors have favored features contrary to our style including high beta, small cap, and the lowest quality stocks. The highest returns in the broad market were focused in sectors that provide little to no investment opportunity for us, including Consumer Discretionary, Materials and Information Technology. As the markets returned to more balanced performance by year end, we noted investors preferring at least some factors typical of a value and dividend investing style. As a result, the Portfolio out-performed the universe of dividend-yielding stocks, as represented by the benchmark index, yet lagged the broad market.

In spite of choppy market preferences, the strategy outpaced its benchmark. The leading contributor to the Portfolio’s out-performance to the Dow Jones U.S. Select Dividend Index was our comparative avoidance of the Financials sector. Our 15.6% average under-weight position contributed 6.6% of positive group weight variance as the Financials sector was the worst performing sector in the index. The Portfolio gained another 3.4% of positive group weight variance from a 16.6% over-weight position in Consumer Staples, the second best performing sector in the index. Positive stock selection within Energy contributed 1.6% as Portfolio holdings, Chevron Corp., BP PLC, and Total S.A. posted returns of 40.3%, 32.9% and 26.0%, respectively, notably higher than the benchmark’s Energy return of 8.7%.(1)

Areas of weakness included our lack of exposure to the Materials sector, which posted a return of 60.1% in the index. This cost the Portfolio 4.2% of negative group weight variance. Likewise, the Portfolio lost 1.7% and 1.2% respectively from its under-weight exposures to Industrials and Consumer Discretionary. We continue to find little opportunity in these sectors to meet the specific objectives of our strategy. The Portfolio’s overall negative stock selection was mainly focused in the Consumer Staples sector. As noted previously, the Portfolio did gain significantly from an over-weight position in Consumer Staples, yet gave back 1.9% with negative stock selection by holding Kraft Foods, Inc.(1)

On an absolute performance basis, the Portfolio continued its focus on companies that offer attractively low valuations, high yield and the potential for dividend growth over time. To this end, the Portfolio finished the year with a weighted median 5.1% yield. This compares to a 3.8% yield for the Dow Jones U.S. Select Dividend Index. While the overall dividend growth profile of the Portfolio was impaired by the widespread dividend declines in the marketplace, the Portfolio experienced thirty dividend increases yet four dividend cuts for the year. We observed a revival in dividend increases towards the end of the calendar year and believe this is a positive indicator of collective company management’s renewed confidence as we exit the current economic crisis. As a third point, the low risk features of the Portfolio remained intact with the product offering a Portfolio beta of 0.64.(1)

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (Continued)

While the market’s attention has been focused on high risk and low quality, we have capitalized on the opportunity to purchase high-quality stocks offering historically low valuations, high dividend yields and reliable dividend growth opportunities. For the first time, we have been able to buy The Procter & Gamble Co. and McDonald’s Corp., attractive consumer stocks now trading at attractively low valuations and compelling dividend yield levels. We have also strategically added to our Energy exposure with new positions in Chevron Corp. and Total S.A. In mid-July, also for the first time, 3M Co. met our investment criteria and subsequently made its way into the Portfolio. We have subsequently sold the stock to lock in an attractive gain. As investor sentiment has been distracted by a low-quality rally, we have instead focused on positioning the Portfolio for future success.(1)

Overall, we believe our performance in each phase of the market cycle was consistent with our expectations. It’s important to point out that we will maintain focus on achieving our client’s objectives of providing attractively low valuations, high current income, and growth in their dividend income and downside protection regardless of market conditions. While past performance does not guarantee future results, history clearly indicates that a total return equity portfolio rooted in high dividend income that grows reliably will provide superior performance over the long term. We have high confidence in continued success with our strategy as we maintain our disciplined approach to identify stocks that possess significantly above-average dividend yields, respectable dividend growth, and strong valuations.

Clearly, consumers are feeling better. Respective December confidence readings from the Conference Board and University of Michigan rose during the month, while the International Council of Shopping Centers, Redbook and MasterCard Advisors reported a last-minute Christmas shopping rush and strong online activity. Not all the economic news was on an upward slope. Final third quarter Gross Domestic Product was revised down to a 2.2% gain, well below the consensus and markedly below the initial flash estimate of a 3.5% gain and the first revision of a 2.8% gain. Home prices, after improving substantially since mid-spring, also leveled off in October, with prices rising in only eight of twenty cities. With mortgage delinquencies still rising and a lot of shadow inventory (foreclosed and distressed properties not yet offered for sale), the supply of homes remains high relative to demand, putting further downward pressure on prices. This spring’s end of the home buyer’s tax credit, combined with the Federal Reserve’s intention to stop directly supporting the mortgage market at the end of March, should add to this pressure.

We continue to be troubled by record and accelerating public debt, which can only lead to higher taxes, as well as by household balance sheets that are still carrying a near record level of debt relative to income. A stronger-than-expected recovery, and faster-than-expected turn in non-farm payrolls, could help ease our minds. The next several months should tell if that relief will come. How consumers and businesses respond when the Federal Reserve starts easing off the throttle and the government stimulus starts to run out will go a long way towards determining the strength — and length — of this recovery.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (Continued)

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	98.0
Money Market Funds and Other Net Assets	2.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets
1.	BP PLC – ADR	3.6
2.	AT&T, Inc.	3.5
3.	BCE, Inc.	3.3
4.	Kimberly-Clark Corp.	3.2
5.	Chevron Corp.	3.2
6.	Eli Lilly & Co.	3.2
7.	Total S.A.	3.2
8.	Southern Co. / The	3.1
9.	Dominion Resources, Inc.	3.1
10.	Verizon Communications, Inc.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Consumer Staples	22.6
Telecommunication Services	20.4
Health Care	15.9
Energy	15.3
Utilities	14.6
Financials	4.5
Consumer Discretionary	2.9
Industrials	1.8

98.0

Ohio National Fund, Inc.
Strategic Value Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 98.0%	Shares	Value

CONSUMER DISCRETIONARY – 2.9%
Hotels, Restaurants & Leisure – 2.9%
McDonald’s Corp.	9,025	$563,521

TOTAL CONSUMER DISCRETIONARY		563,521

CONSUMER STAPLES – 22.6%
Beverages – 3.3%
Coca-Cola Co. / The	6,315	359,955
Diageo PLC (a)	16,910	295,014

		654,969

Food Products – 4.5%
H.J. Heinz Co.	12,975	554,811
Unilever PLC (a)	10,710	343,312

		898,123

Household Products – 5.7%
Clorox Co. / The	2,800	170,800
Kimberly-Clark Corp.	9,975	635,507
Procter & Gamble Co. / The	5,260	318,914

		1,125,221

Tobacco – 9.1%
Altria Group, Inc.	21,720	426,363
Lorillard, Inc.	4,200	336,966
Philip Morris International, Inc.	11,735	565,510
Reynolds American, Inc.	8,710	461,369

		1,790,208

TOTAL CONSUMER STAPLES		4,468,521

ENERGY – 15.3%
Oil, Gas & Consumable Fuels – 15.3%
BP PLC – ADR	12,430	720,567
Chevron Corp.	8,150	627,469
ConocoPhillips	8,905	454,778
Royal Dutch Shell PLC – B Shares (a)	20,620	600,520
Total S.A. (a)	9,720	624,314

TOTAL ENERGY		3,027,648

FINANCIALS – 4.5%
Real Estate Investment Trusts – 4.5%
HCP, Inc.	9,700	296,238
Health Care REIT, Inc.	6,600	292,512
Realty Income Corp.	11,600	300,556

TOTAL FINANCIALS		889,306

HEALTH CARE – 15.9%
Pharmaceuticals – 15.9%
Abbott Laboratories	7,150	386,028
AstraZeneca PLC (a)	4,600	216,187
Bristol-Myers Squibb Co.	23,675	597,794
Eli Lilly & Co.	17,500	624,925
GlaxoSmithKline PLC (a)	24,805	526,011
Johnson & Johnson	7,360	474,057
Merck & Co., Inc.	8,920	325,937

TOTAL HEALTH CARE		3,150,939

INDUSTRIALS – 1.8%
Commercial Services & Supplies – 0.8%
Waste Management, Inc.	4,900	165,669

Electrical Equipment – 1.0%
Emerson Electric Co.	4,400	187,440

TOTAL INDUSTRIALS		353,109

TELECOMMUNICATION SERVICES – 20.4%
Diversified Telecommunication Services – 18.4%
AT&T, Inc.	24,500	686,735
BCE, Inc.	23,280	645,523
CenturyTel, Inc.	6,825	247,133
Deutsche Telekom AG (a)	21,795	319,728
France Telecom SA (a)	17,745	443,417
Telefonica SA (a)	16,300	456,221
Verizon Communications, Inc.	18,320	606,942
Windstream Corp.	21,405	235,241

		3,640,940

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC – ADR	16,970	391,837

TOTAL TELECOMMUNICATION SERVICES		4,032,777

UTILITIES – 14.6%
Electric Utilities – 7.3%
Duke Energy Corp.	26,720	459,851
Progress Energy, Inc.	8,990	368,680
Southern Co. / The	18,560	618,419

		1,446,950

Gas Utilities – 1.6%
AGL Resources, Inc.	8,310	303,066

Multi-Utilities – 5.7%
Dominion Resources, Inc.	15,825	615,909
NSTAR	5,200	191,360
SCANA Corp.	8,575	323,106

		1,130,375

TOTAL UTILITIES		2,880,391

Total Common Stocks (Cost $19,077,573)		$19,366,212

Money Market Funds – 1.7%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	341,000	$341,000

Total Money Market Funds (Cost $341,000)		$341,000

Total Investments – 99.7% (Cost $19,418,573) (b)		$19,707,212
Other Assets in Excess of Liabilities – 0.3%		55,796

Net Assets – 100.0%		$19,763,008

(continued)

Ohio National Fund, Inc.
Strategic Value Portfolio (Continued)

Schedule of Investments	December 31, 2009

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $3,824,724 or 19.4% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $19,418,573)	$19,707,212
Cash	305
Receivable for fund shares sold	14,190
Dividends and accrued interest receivable	81,677
Prepaid expenses and other assets	269

Total assets	19,803,653

Liabilities:
Payable for fund shares redeemed	9,844
Payable for investment management services	12,532
Payable for compliance services	1,677
Accrued custody expense	211
Accrued professional fees	11,110
Accrued accounting fees	2,412
Accrued printing and filing fees	1,315
Other accrued expenses	1,544

Total liabilities	40,645

Net assets	$19,763,008

Net assets consist of:
Par value, $1 per share	$2,287,531
Paid-in capital in excess of par value	26,532,807
Accumulated net realized loss on investments	(9,383,246)
Net unrealized appreciation/depreciation on:
Investments	288,639
Foreign currency related transactions	(242)
Undistributed net investment income	37,519

Net assets	$19,763,008

Shares outstanding	2,287,531

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$8.64

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$2,513
Dividends (net of withholding tax of $15,530)	774,540

Total investment income	777,053

Expenses:
Management fees	109,180
Custodian fees	1,891
Directors’ fees	1,548
Professional fees	12,537
Accounting fees	14,090
Printing and filing fees	2,561
Compliance expense	6,376
Other	383

Total expenses	148,566

Net investment income	628,487

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,820,735)
Foreign currency related transactions	(25,685)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	3,343,973

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	1,497,553

Change in net assets from operations	$2,126,040

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Strategic Value Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$628,487	$877,920
Net realized gain (loss) on investments and foreign currency related transactions	(1,846,420)	(6,318,616)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	3,343,973	(634,959)

Change in net assets from operations	2,126,040	(6,075,655)

Distributions to shareholders:
Distributions from net investment income	(553,534)	(771,804)

Capital transactions:
Received from shares sold	9,094,435	3,545,632
Received from dividends reinvested	553,534	771,804
Paid for shares redeemed	(4,802,105)	(12,524,636)

Change in net assets from capital transactions	4,845,864	(8,207,200)

Change in net assets	6,418,370	(15,054,659)
Net Assets:
Beginning of year	13,344,638	28,399,297

End of year	$19,763,008	$13,344,638

Undistributed net investment income	$37,519	$104,460

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$7.97	$11.81	$13.10	$11.36	$10.95
Operations:
Net investment income	0.27	0.56	0.17	0.16	0.15
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.65	(3.91)	(1.31)	1.70	0.37

Total from operations	0.92	(3.35)	(1.14)	1.86	0.52

Distributions:
Distributions from net investment income	(0.25)	(0.49)	(0.15)	(0.12)	(0.11)

Net asset value, end of year	$8.64	$7.97	$11.81	$13.10	$11.36

Total return	11.52%	–28.27%	–8.74%	16.35%	4.74%
Ratios and supplemental data:
Net assets at end of year (millions)	$19.8	$13.3	$28.4	$34.8	$30.1
Ratios to average net assets:
Expenses	1.02%	0.96%	0.87%	0.88%	0.92%
Net investment income	4.31%	4.68%	1.18%	1.38%	1.27%
Portfolio turnover rate	42%	162%	63%	65%	55%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	49.65%
Five years	5.53%
Ten years	6.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the High Income Bond Portfolio returned 49.65% versus 58.76% for the current benchmark, the Barclays Capital High Yield 2% Issuer Constrained Index (“BCHY2%ICI”).

The high yield market staged a spectacular rally during the year ended December 31, 2009. This rally started from severely depressed levels brought about by the global financial meltdown which led to the worst recession in the post war period. Despite rising default rates and very weak economic growth in the first half of 2009, the high yield market bottomed in mid December 2008 and moved aggressively higher, discounting near term economic weakness and looking forward to rebounding economic growth in the second half of 2009. Unprecedented global fiscal and monetary policy stimulus coupled with worldwide government intervention to stabilize financial institutions was the primary driver of economic recovery and high yield performance. For the year, the BCHY2%ICI returned 58.76% compared to 5.93% for the Barclays Capital Aggregate Index, a measure of high quality bond performance. Indicative of this substantial out-performance by the BCHY2%ICI was the decline in yield spreads between high yield bonds and U.S. Treasuries. For example, the spread between the Credit Suisse High Yield Bond Index and comparable Treasuries declined from 17.06% on December 31, 2008 to 6.34% on December 31, 2009.

Within the high yield market during the year, major industry sectors that substantially out-performed the BCHY2%ICI included the financial institutions, services, technology, retail, chemicals and automotive. Despite substantial absolute returns, the electric utility, food and beverage, packaging, aerospace and defense, health care and natural gas utility sectors under-performed the BCHY2%ICI. From a ratings quality perspective, the CCC-rated sector of the BCHY2%ICI returned 95.28% outdistancing the BB-rated sector which returned 45.88% and the B-rated sector which returned 44.83%.

Two main factors led to the Portfolio’s under-performance versus the BCHY2%ICI. First, the Portfolio was under-weighted in the financial institutions sector, which returned 105.76% during the year. Financial institutions have historically represented a relatively small sector of the high yield market. Given the distress in the financial industry in 2008 and 2009, the sector expanded rapidly in size during the year as distressed issuers were downgraded into the high yield category (entering the benchmark at relatively low dollar prices). Many of these financial institutions subsequently benefited from government intervention which caused their bond prices to rise substantially. Secondly, the Portfolio, while over-weighted in the strong performing CCC-rated sector, generally had more exposure to “lower yielding” CCC-rated securities versus the “higher yielding” distressed sector of the CCC-rated universe which exhibited the strongest performance. This was especially true in the chemical, gaming, energy and wireline telecommunications industry sectors. The Portfolio was also negatively impacted by over-weights in more conservative industry sectors such as aerospace/defense, health care, industrial-other and food and beverage. Specific Portfolio holdings that substantially under-performed the BCHY2%ICI during the year included: Eurofresh, Aleris International, Inc., World Directories, Fairpoint Communications and Panolam Industries International, Inc.(1)

During the year, the Portfolio benefited from strong security selection in the health care, food and beverage and aerospace/defense sectors, which helped to offset over-weights in these more defensive under-performing sectors. The Portfolio also experienced strong security selection in the services and media cable sectors. The Portfolio also benefited from under-weights in the weak performing electric utility, wireline telecommunications and energy sectors and an over-weight in the strong performing technology sector. Specific Portfolio holdings that substantially out-performed the BCHY2%ICI included: Pilgrims Pride Corp., Univision Television Group, Nuveen Investments, Inc., XM Satellite Radio, Inc., Open Solutions, Inc., Freescale Semiconductor, Inc. and Unisys Corp.(1)

Going into 2010, we believe the domestic economy will continue its recovery, corporate earnings will continue to improve and high yield default rates will fall dramatically. This should lead to more spread tightening between high yield bonds and high quality bonds and produce a positive atmosphere for the relative performance of high yield securities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization. The index is presented on a total return basis.

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

	% of Net Assets

1.	HCA, Inc. 9.625%, 11/15/2016	1.6
2.	GMAC, Inc. 6.875%, 09/15/2011	1.4
3.	Sprint Capital Corp. 6.900%, 05/01/2019	1.1
4.	Intelsat Intermediate Holdings Co. Ltd. 9.500%, 02/01/2015	1.1
5.	Intelsat Jackson Holdings Ltd. 11.250%, 06/15/2016	1.0
6.	Biomet, Inc. 11.625%, 10/15/2017	1.0
7.	Visant Holding Corp. 8.750%, 12/01/2013	0.9
8.	Visant Corp. 7.625%, 10/01/2012	0.8
9.	Nalco Co. 8.875%, 11/15/2013	0.7
10.	ARAMARK Corp. 8.500%, 02/01/2015	0.7

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Corporate Bonds (3) (4)	97.5
Convertible Bonds (3) (4)	0.5
Preferred Stocks (3)	0.2
Common Stocks (3)	0.1
Money Market Funds and Other Net Assets	1.7

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Consumer Discretionary	30.7
Industrials	12.9
Health Care	9.8
Materials	9.4
Financials	6.9
Consumer Staples	6.8
Energy	6.4
Information Technology	6.3
Telecommunication Services	6.0
Utilities	3.1

98.3

(4)	Bond credit quality (Standard & Poor’s ratings) (combined):

% of Total Bonds

BBB	0.5
BB	19.6
B	45.2
CCC	30.9
CC & Below	3.8

100.0

Ohio National Fund, Inc.
High Income Bond Portfolio

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 97.5%	Amount	Value

CONSUMER DISCRETIONARY – 30.7%
Auto Components – 1.1%
American Axle & Manufacturing, Inc. 9.250%, 01/15/2017 (b)	$75,000	$76,500
Cooper-Standard Automotive, Inc. 8.375%, 12/15/2014 (Acquired 12/16/2004 through 05/15/2008, Cost $214,803) (a) (d)	250,000	65,000
Hawk Corp. 8.750%, 11/01/2014	100,000	100,375
Tenneco, Inc. 8.625%, 11/15/2014	500,000	506,875
TRW Automotive, Inc. 8.875%, 12/01/2017 (b)	175,000	182,875
United Components, Inc. 9.375%, 06/15/2013	850,000	824,500

		1,756,125

Automobiles – 0.7%
Affinia Group, Inc. 10.750%, 08/15/2016 (b)	425,000	462,719
Motors Liquidation Co. 7.400%, 09/01/2025 (Acquired 12/20/2006 through 04/02/2008, Cost $891,003) (a) (d)	1,100,000	280,500
Yonkers Racing Corp. 11.375%, 07/15/2016 (b)	300,000	316,500

		1,059,719

Distributors – 0.5%
Baker & Taylor, Inc. 11.500%, 07/01/2013 (b)	400,000	217,500
McJunkin Red Man Corp. 9.500%, 12/15/2016 (b)	550,000	540,375

		757,875

Diversified Consumer Services – 0.6%
Education Management LLC / Education Management Finance Corp. 10.250%, 06/01/2016	450,000	483,750
Knowledge Learning Corp. 7.750%, 02/01/2015 (b)	550,000	530,750

		1,014,500

Hotels, Restaurants & Leisure – 7.7%
American Casino & Entertainment Properties 11.000%, 06/15/2014 (b)	550,000	466,125
Ameristar Casinos, Inc. 9.250%, 06/01/2014 (b)	625,000	651,562
Dave & Busters, Inc. 11.250%, 03/15/2014	450,000	469,125
Fontainebleau Las Vegas Holdings LLC 11.000%, 06/15/2015 (Acquired 05/24/2007 through 05/02/2008, Cost $361,055) (a) (b) (d)	375,000	5,625
Great Canadian Gaming Corp. 7.250%, 02/15/2015 (b)	675,000	652,219
Harrah’s Operating Co., Inc. 11.250%, 06/01/2017 (b)	250,000	262,813
Harrahs Operating Escrow LLC / Harrahs Escrow Corp. 11.250%, 06/01/2017 (b)	400,000	420,500
Herbst Gaming, Inc. 7.000%, 11/15/2014 (Acquired 11/05/2004 through 01/03/2008, Cost $352,676) (a) (d)	375,000	2,109
Indianapolis Downs LLC / Indiana Downs Capital Corp. 11.000%, 11/01/2012 (b)	725,000	474,875
15.500%, 11/01/2013 (b)	101,133	34,006
Jacobs Entertainment, Inc. 9.750%, 06/15/2014	625,000	585,938
Mandalay Resort Group 9.375%, 02/15/2010	165,000	165,000
MGM Mirage, Inc. 8.375%, 02/01/2011	200,000	190,500
13.000%, 11/15/2013	150,000	172,875
5.875%, 02/27/2014	700,000	564,375
10.375%, 05/15/2014 (b)	50,000	54,500
7.500%, 06/01/2016	625,000	490,625
11.125%, 11/15/2017 (b)	175,000	194,688
11.375%, 03/01/2018 (b)	425,000	382,500
NPC International, Inc. 9.500%, 05/01/2014	650,000	646,750
Penn National Gaming, Inc. 6.750%, 03/01/2015	425,000	412,781
8.750%, 08/15/2019 (b)	225,000	231,188
Penninsula Gaming LLC 8.375%, 08/15/2015 (b)	250,000	250,625
10.750%, 08/15/2017 (b)	575,000	580,750
Royal Caribbean Cruises Ltd. 7.250%, 06/15/2016	425,000	412,781
San Pasqual Casino 8.000%, 09/15/2013 (b)	350,000	329,000
Seminole Hard Rock Entertainment, Inc. 2.754%, 03/15/2014 (b) (c)	475,000	393,656
Seminole Indian Tribe of Florida 7.804%, 10/01/2020 (b)	550,000	467,071
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/2015 (b)	575,000	439,875
Tunica-Biloxi Gaming Authority 9.000%, 11/15/2015 (b)	400,000	362,500
Universal City Development Partners, Ltd. 8.875%, 11/15/2015 (b)	475,000	467,281
10.875%, 11/15/2016 (b)	150,000	151,125
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 6.625%, 12/01/2014	500,000	485,625
7.875%, 11/01/2017 (b)	425,000	432,438

		12,303,406

Household Durables – 1.7%
Jarden Corp. 8.000%, 05/01/2016	225,000	233,438
7.500%, 05/01/2017	725,000	726,812

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 97.5%	Amount	Value

Household Durables (continued)
Norcraft Companies LP / Norcraft Finance Corp. 10.500%, 12/15/2015 (b)	$450,000	$463,500
Norcraft Holdings LP / Norcraft Capital Corp. 9.750%, 09/01/2012	182,000	175,630
Sealy Mattress Co. 8.250%, 06/15/2014	675,000	678,375
10.875%, 04/15/2016 (b)	375,000	419,063

		2,696,818

Leisure Equipment & Products – 2.3%
Easton-Bell Sports, Inc. 9.750%, 12/01/2016 (b)	450,000	468,562
Visant Corp. 7.625%, 10/01/2012	1,225,000	1,237,250
Visant Holding Corp. 8.750%, 12/01/2013	1,325,000	1,368,063
10.250%, 12/01/2013	550,000	570,625

		3,644,500

Media – 12.0%
AAC Group Holding Corp. 10.250%, 10/01/2012 (b)	625,000	629,687
Affinity Group Holding, Inc. 10.875%, 02/15/2012 (Acquired 03/21/2005 through 02/22/2008, Cost $220,782) (a) (d) (e)	225,490	91,042
Affinity Group, Inc. 9.000%, 02/15/2012	175,000	120,094
American Achievement Corp. 8.250%, 04/01/2012 (b)	425,000	426,062
American Achievement Group Holding Corp. 16.750% 10/01/2012	161,208	126,548
Belo Corp. 8.000%, 11/15/2016	50,000	51,625
CCH II LLC / CCH II Capital Corp. 13.500%, 11/30/2016	421,692	498,651
CCO Holdings LLC / CCO Holdings Capital Corp. 8.750%, 11/15/2013 (a)	450,000	464,062
CSC Holdings LLC 8.500%, 04/15/2014 (b)	125,000	133,750
7.875%, 02/15/2018	150,000	156,000
Cinemark USA, Inc. 8.625%, 06/15/2019 (b)	575,000	600,875
Dex Media West LLC / Dex Media West Finance Co. 9.875%, 08/15/2013 (Acquired 08/15/2003 through 07/22/2008, Cost $419,420) (a) (d)	422,000	133,985
Dex Media, Inc. 9.000%, 11/15/2013 (Acquired 11/03/2003 through 02/05/2004, Cost $273,372) (a) (d)	275,000	70,812
DISH DBS Corp. 6.625%, 10/01/2014	850,000	859,562
Fox Acquisition Sub. LLC 13.375%, 07/15/2016 (b)	575,000	447,781
Idearc, Inc. 8.000%, 11/15/2016 (Acquired 11/01/2006 through 06/08/2007, Cost $631,081) (a) (d)	625,000	46,875
Intelsat Intermediate Holding Co. Ltd. 0.000% to 02/01/2010 then
9.500%, 02/01/2015	1,650,000	1,703,625
Intelsat Jackson Holdings Ltd. 11.250%, 06/15/2016	1,525,000	1,658,438
8.500%, 11/01/2019 (b)	275,000	284,625
Interpublic Group of Companies, Inc. 10.000%, 07/15/2017	700,000	780,500
Kabel Deutschland GmbH 10.625%, 07/01/2014	650,000	682,500
Lamar Media Corp. 7.250%, 01/01/2013	50,000	50,125
9.750%, 04/01/2014	175,000	194,031
6.625%, 08/15/2015	950,000	916,750
MDC Partners, Inc. 11.000%, 11/01/2016 (b)	625,000	653,125
MediMedia USA, Inc. 11.375%, 11/15/2014 (b)	775,000	654,875
Newport Television LLC / NTV Finance Corp. 13.000%, 03/15/2017 (b)	427,500	190,772
Nexstar Broadcasting, Inc. 0.500% to 01/15/2011 then 7.000%, 01/15/2014 (b)	430,113	325,273
7.000%, 01/15/2014	225,000	170,156
Nielsen Finance LLC / Nielsen Finance Co. 11.625%, 02/01/2014	450,000	507,938
11.500%, 05/01/2016	400,000	449,000
0.000% to 08/01/2011 then 12.500%, 08/01/2016	325,000	298,188
Quebecor Media, Inc. 7.750%, 03/15/2016	450,000	451,125
R.H. Donnelley Corp. 6.875%, 01/15/2013 (Acquired 01/13/2006 through 02/28/2007, Cost $357,325) (a) (d)	375,000	37,031
8.875%, 01/15/2016 (Acquired 01/13/2006, Cost $150,000) (a) (d)	150,000	14,813
8.875%, 10/15/2017 (Acquired 09/19/2007 and 10/2/2007, Cost $450,000) (a) (d)	450,000	44,438
Rainbow National Services LLC 10.375%, 09/01/2014 (b)	639,000	677,340
Readers Digest Association, Inc. / The 9.000%, 02/15/2017 (Acquired 02/27/2007 through 10/31/2007, Cost $618,265) (a) (d)	725,000	11,781
Regal Cinemas Corp. 8.625%, 07/15/2019	225,000	235,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.750%, 10/15/2016 (b)	900,000	924,750
TruVo Subsidiary Corp. 8.375%, 12/01/2014 (Acquired 11/30/2004 through 11/03/2005, Cost $445,453) (b) (e)	475,000	40,375

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 97.5%	Amount	Value

Media (continued)
Umbrella Acquisition, Inc. 9.750%, 03/15/2015 (b)	$494,687	$435,943
Univision Communications Inc. 12.000%, 07/01/2014 (b)	75,000	82,969
Videotron Ltee 6.375%, 12/15/2015	100,000	98,250
9.125%, 04/15/2018	75,000	82,875
9.125%, 04/15/2018 (b)	200,000	221,000
Virgin Media Finance PLC 9.500%, 08/15/2016	725,000	782,094
XM Satellite Radio, Inc. 11.250%, 06/15/2013 (b)	125,000	135,000
13.000%, 08/01/2014 (b)	500,000	545,625

		19,197,866

Multiline Retail – 1.6%
Dollar General Corp. 11.875%, 07/15/2017	635,000	736,600
J.C. Penney Corp. Inc. 7.400%, 04/01/2037	125,000	124,687
Macy’s Retail Holdings, Inc. 6.650%, 07/15/2024	175,000	160,125
7.000%, 02/15/2028	100,000	88,500
6.900%, 04/01/2029	125,000	110,625
6.900%, 01/15/2032	50,000	43,750
QVC, Inc. 7.500%, 10/01/2019 (b)	525,000	538,125
Toys “R” Us Property Co. I LLC 10.750%, 07/15/2017 (b)	700,000	770,000

		2,572,412

Specialty Retail – 2.1%
Limited Brands, Inc. 8.500%, 06/15/2019 (b)	525,000	573,562
NBC Acquisition Corp. 11.000%, 03/15/2013	350,000	217,000
Nebraska Book Co., Inc. 10.000%, 12/01/2011 (b)	525,000	534,188
8.625%, 03/15/2012	825,000	713,625
Penske Auto Group, Inc. 7.750%, 12/15/2016	275,000	267,438
Sally Holdings LLC / Sally Capital, Inc. 10.500%, 11/15/2016	950,000	1,026,000

		3,331,813

Textiles, Apparel & Luxury Goods – 0.4%
Hanesbrands, Inc. 8.000%, 12/15/2016	75,000	76,781
Phillips-Van Heusen Corp. 7.250%, 02/15/2011	150,000	151,125
8.125%, 05/01/2013	450,000	461,250

		689,156

TOTAL CONSUMER DISCRETIONARY		49,024,190

CONSUMER STAPLES – 6.8%
Beverages – 0.4%
Constellation Brands, Inc. 8.375%, 12/15/2014	150,000	160,500
7.250%, 09/01/2016	175,000	178,500
7.250%, 05/15/2017	350,000	356,562

		695,562

Food & Staples Retailing – 0.7%
General Nutrition Centers, Inc. 5.178%, 03/15/2014 (c)	925,000	867,188
SUPERVALU, Inc. 8.000%, 05/01/2016	225,000	229,500

		1,096,688

Food Products – 4.0%
B&G Foods, Inc. 8.000%, 10/01/2011	1,000,000	1,022,500
12.000%, 10/30/2016	52,728	53,657
Bumble Bee Foods LLC 7.750%, 12/15/2015 (b)	150,000	150,750
Dean Foods Co. 7.000%, 06/01/2016	775,000	763,375
Del Monte Corp. 7.500%, 10/15/2019 (b)	300,000	310,500
M-Foods Holdings Inc. 9.750%, 10/01/2013 (b)	425,000	443,594
Michael Foods, Inc. 8.000%, 11/15/2013	550,000	565,812
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 9.250%, 04/01/2015	425,000	433,500
9.250%, 04/01/2015 (b)	150,000	153,000
10.625%, 04/01/2017	425,000	444,125
Reddy Ice Holdings, Inc. 10.500%, 11/01/2012	825,000	771,375
Smithfield Foods, Inc. 7.750%, 05/15/2013	350,000	341,250
10.000%, 07/15/2014 (b)	375,000	408,750
7.750%, 07/01/2017	325,000	301,438
Tyson Foods, Inc. 10.500%, 03/01/2014	275,000	315,563

		6,479,189

Household Products – 1.3%
Central Garden & Pet Co. 9.125%, 02/01/2013	825,000	840,469
JohnsonDiversey Inc. 8.250%, 11/15/2019 (b)	175,000	178,062
JohnsonDiversey Holdings, Inc. 10.500%, 05/15/2020 (b)	375,000	378,750
Spectrum Brands, Inc. 12.000%, 08/28/2019	625,000	615,625

		2,012,906

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 97.5%	Amount	Value

Tobacco – 0.4%
Alliance One International, Inc. 10.000%, 07/15/2016 (b)	$275,000	$290,125
Reynolds American, Inc. 7.750%, 06/01/2018	325,000	353,917

		644,042

TOTAL CONSUMER STAPLES		10,928,387

ENERGY – 6.4%
Energy Equipment & Services – 0.6%
Basic Energy Services, Inc. 7.125%, 04/15/2016	375,000	314,062
CGG-Veritas 9.500%, 05/15/2016 (b)	75,000	80,625
7.750%, 05/15/2017	375,000	374,063
Complete Production Services, Inc. 8.000%, 12/15/2016	225,000	223,031

		991,781

Oil, Gas & Consumable Fuels – 5.8%
Aquilex Holdings LLC / Aquilex Finance Corp. 11.125%, 12/15/2016 (b)	250,000	250,625
Chesapeake Energy Corp. 7.500%, 09/15/2013	325,000	332,312
9.500%, 02/15/2015	325,000	358,312
6.875%, 01/15/2016	675,000	678,375
6.875%, 11/15/2020	425,000	412,250
Forest Oil Corp. 8.500%, 02/15/2014 (b)	100,000	105,000
7.250%, 06/15/2019	450,000	446,625
Hilcorp Energy I LP / Hilcorp Finance Co. 7.750%, 11/01/2015 (b)	400,000	394,000
Holly Energy Partners LP 6.250%, 03/01/2015	900,000	864,000
Inergy LP / Inergy Finance Corp. 6.875%, 12/15/2014	625,000	620,313
8.750%, 03/01/2015	425,000	438,813
Linn Energy LLC 11.750%, 05/15/2017 (b)	200,000	225,500
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. 8.750%, 04/15/2018	850,000	879,750
Petroplus Finance Ltd. 6.750%, 05/01/2014 (b)	200,000	189,000
7.000%, 05/01/2017 (b)	225,000	203,625
Pioneer Natural Resources Co. 6.875%, 05/01/2018	300,000	298,326
Plains Exploration & Production Co. 7.750%, 06/15/2015	600,000	613,500
7.000%, 03/15/2017	125,000	123,438
Range Resources Corp. 6.375%, 03/15/2015	100,000	99,750
7.500%, 05/15/2016	150,000	154,875
Regency Energy Partners LP / Regency Energy Finance Corp. 8.375%, 12/15/2013	575,000	598,000
9.375%, 06/01/2016 (b)	250,000	267,500
SandRidge Energy, Inc. 9.875%, 05/15/2016 (b)	100,000	105,750
8.000%, 06/01/2018 (b)	250,000	246,875
Southern Star Central Corp. 6.750%, 03/01/2016	225,000	218,250
Southwestern Energy Co. 7.500%, 02/01/2018	150,000	159,750

		9,284,514

TOTAL ENERGY		10,276,295

FINANCIALS – 6.7%
Capital Markets – 1.0%
Nuveen Investments, Inc. 10.500%, 11/15/2015	1,125,000	1,026,562
Reliance Intermediate Holdings LP 9.500%, 12/15/2019 (b)	550,000	575,438

		1,602,000

Consumer Finance – 4.3%
Ford Motor Credit Co. LLC 9.875%, 08/10/2011	500,000	523,703
7.250%, 10/25/2011	875,000	884,025
3.034%, 01/13/2012 (c)	550,000	512,187
7.500%, 08/01/2012	400,000	403,616
8.000%, 06/01/2014	250,000	256,933
8.000%, 12/15/2016	1,000,000	1,002,644
8.125%, 01/15/2020	150,000	147,653
GMAC, Inc. 6.875%, 09/15/2011 (b)	2,322,000	2,310,390
7.000%, 02/01/2012 (b)	625,000	621,875
8.000%, 11/01/2031 (b)	260,000	236,600

		6,899,626

Real Estate Investment Trusts – 1.2%
Host Hotels & Resorts LP 7.125%, 11/01/2013	325,000	331,906
6.875%, 11/01/2014	250,000	252,812
6.375%, 03/15/2015	175,000	172,375
6.750%, 06/01/2016	100,000	100,000
Ventas Realty LP / Ventas Capital Corp. 7.125%, 06/01/2015	100,000	100,500
6.500%, 06/01/2016	550,000	533,500
6.750%, 04/01/2017	375,000	364,688

		1,855,781

Real Estate Management & Development – 0.2%
lcahn Enterprises LP / lcahn Enterprises Finance Corp. 7.125%, 02/15/2013	250,000	256,250

TOTAL FINANCIALS		10,613,657

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 97.5%	Amount	Value

HEALTH CARE – 9.8%
Biotechnology – 0.0%
Talecris Biotherapeutics Holdings 7.750%, 11/15/2016 (b)	$100,000	$102,000

Health Care Equipment & Supplies – 2.9%
Accellent, Inc. 10.500%, 12/01/2013	550,000	532,125
Bausch & Lomb, Inc. 9.875%, 11/01/2015	550,000	583,000
Biomet, Inc. 10.375%, 10/15/2017	75,000	81,750
11.625%, 10/15/2017	1,425,000	1,581,750
Inverness Medical Innovations Inc. 7.875%, 02/01/2016	275,000	270,875
9.000%, 05/15/2016	500,000	513,750
VWR Funding, Inc. 10.250%, 07/15/2015	975,000	1,018,875

		4,582,125

Health Care Providers & Services – 6.5%
AMR HoldCo, Inc. / EmCare HoldCo, Inc. 10.000%, 02/15/2015	625,000	659,375
CRC Health Corp. 10.750%, 02/01/2016	550,000	464,750
Fresenius US Finance II, Inc. 9.000%, 07/15/2015 (b)	325,000	359,125
HCA, Inc. 9.250%, 11/15/2016	550,000	591,937
9.625%, 11/15/2016	2,376,516	2,578,520
9.875%, 02/15/2017 (b)	225,000	249,750
7.875%, 02/15/2020 (b)	275,000	287,031
7.500%, 11/06/2033	225,000	197,896
National Mentor Holdings, Inc. 11.250%, 07/01/2014	475,000	486,875
Omnicare, Inc. 6.875%, 12/15/2015	775,000	757,562
Psychiatric Solutions, Inc. 7.750%, 07/15/2015 (b)	125,000	118,438
United Surgical Partners International, Inc. 9.250%, 05/01/2017	750,000	768,750
Universal Hospital Services, Inc. 3.859%, 06/01/2015 (c)	150,000	127,125
8.500%, 06/01/2015	325,000	321,750
Vanguard Health Holding Co. I LLC 11.250%, 10/01/2015	150,000	158,625
Vanguard Health Holding Co. II LLC 9.000%, 10/01/2014	550,000	572,688
Viant Holdings, Inc. 10.125%, 07/15/2017 (b)	625,000	625,000
Yankee Acquisition Corp. 8.500%, 02/15/2015	200,000	199,500
9.750%, 02/15/2017	925,000	915,750

		10,440,447

Life Sciences Tools & Services – 0.4%
Bio-Rad Laboratories, Inc. 6.125%, 12/15/2014	275,000	276,375
8.000%, 09/15/2016 (b)	300,000	317,250

		593,625

TOTAL HEALTH CARE		15,718,197

INDUSTRIALS – 12.3%
Aerospace & Defense – 2.1%
Alliant Techsystems, Inc. 6.750%, 04/01/2016	500,000	497,500
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. 9.750%, 04/01/2017	200,000	125,000
L-3 Communications Corp. 6.125%, 07/15/2013	425,000	431,375
6.125%, 01/15/2014	700,000	707,875
5.875%, 01/15/2015	225,000	225,844
6.375%, 10/15/2015	225,000	226,969
Sequa Corporation 11.750%, 12/01/2015 (b)	300,000	280,500
13.500%, 12/01/2015 (b)	183,054	170,240
TransDigm, Inc. 7.750%, 07/15/2014 (b)	225,000	229,500
7.750%, 07/15/2014	450,000	457,875

		3,352,678

Air Freight & Logistics – 0.4%
CEVA Group PLC 10.000%, 09/01/2014 (b)	450,000	429,750
11.625%, 10/01/2016 (b)	150,000	154,687

		584,437

Building Products – 0.8%
Associated Materials LLC / Associated Materials Finance, Inc. 9.875%, 11/15/2016 (b)	50,000	53,000
Goodman Global Group, Inc. 0.000%, 12/15/2014 (b)	775,000	443,688
Goodman Global, Inc. 13.500%, 02/15/2016	350,000	388,937
Nortek, Inc. 11.000%, 12/01/2013	125,555	131,833
Ply Gem Industries, Inc. 11.750%, 06/15/2013	250,000	251,250

		1,268,708

Commercial Services & Supplies – 4.3%
Altegrity, Inc. 10.500%, 11/01/2015 (b)	425,000	381,437
11.750%, 05/01/2016 (b)	425,000	368,156
ARAMARK Corp. 3.781%, 02/01/2015 (c)	250,000	230,000
8.500%, 02/01/2015	1,075,000	1,112,625
Browning-Ferris Industries, Inc. 9.250%, 05/01/2021	225,000	267,642

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 97.5%	Amount	Value

Commercial Services & Supplies (continued)
GEO Group, Inc. 7.750%, 10/15/2017 (b)	$50,000	$51,438
Global Cash Access, Inc. / Global Cash Finance Corp. 8.750%, 03/15/2012	650,000	650,813
Interface, Inc. 11.375%, 11/01/2013	50,000	56,125
KAR Auction Services, Inc. 8.750%, 05/01/2014	150,000	155,437
10.000%, 05/01/2015	17,000	18,275
RSC Equipment Rental, Inc. 9.500%, 12/01/2014	600,000	603,750
10.000%, 07/15/2017 (b)	175,000	191,188
SGS International, Inc. 12.000%, 12/15/2013	825,000	838,406
West Corp. 9.500%, 10/15/2014	850,000	867,000
11.000%, 10/15/2016	1,000,000	1,050,000

		6,842,292

Electrical Equipment – 1.7%
Baldor Electric Co. 8.625%, 02/15/2017	225,000	231,187
Belden, Inc. 7.000%, 03/15/2017	450,000	440,438
9.250%, 06/15/2019 (b)	200,000	212,250
General Cable Corp. 2.665%, 04/01/2015 (c)	325,000	290,469
7.125%, 04/01/2017	600,000	592,500
Sensus USA, Inc. 8.625%, 12/15/2013	525,000	538,781
Viasystems, Inc. 12.000%, 01/15/2015 (b)	375,000	403,594

		2,709,219

Machinery – 1.5%
ALH Finance LLC / ALH Finance Corp. 8.500%, 01/15/2013	600,000	603,000
Esco Corp. 4.129%, 12/15/2013 (b) (c)	225,000	206,156
8.625%, 12/15/2013 (b)	250,000	250,000
Mueller Water Products, Inc. 7.375%, 06/01/2017	250,000	232,500
Navistar International Corp. 8.250%, 11/01/2021	400,000	412,000
SPX Corp. 7.625%, 12/15/2014	550,000	569,250
Valmont Industries, Inc. 6.875%, 05/01/2014	200,000	206,500

		2,479,406

Marine – 0.2%
Stena AB 7.500%, 11/01/2013	200,000	193,500
7.000%, 12/01/2016	175,000	155,312

		348,812

Road & Rail – 0.9%
Hertz Corp. / The 8.875%, 01/01/2014	625,000	642,187
10.500%, 01/01/2016	300,000	321,750
Kansas City Southern Railway Co. 13.000%, 12/15/2013	225,000	262,125
8.000%, 06/01/2015	250,000	260,313

		1,486,375

Trading Companies & Distributors – 0.4%
American Tire Distributors, Inc. 10.750%, 04/01/2013	175,000	161,875
Interline Brands, Inc. 8.125%, 06/15/2014	400,000	404,000

		565,875

TOTAL INDUSTRIALS		19,637,802

INFORMATION TECHNOLOGY – 6.3%
Computers & Peripherals – 0.4%
Seagate Technology International / Seagate Technology HDD Holdings 10.000%, 05/01/2014 (b)	100,000	111,000
6.800%, 10/01/2016	575,000	559,187

		670,187

Electronic Equipment, Instruments & Components – 0.1%
SMART Modular Technologies (WWH), Inc. 5.790%, 04/01/2012 (c)	114,000	103,170

Internet Software & Services – 0.5%
Terremark Worldwide, Inc. 12.000%, 06/15/2017 (b)	675,000	749,250

IT Services – 3.5%
Ceridian Corp. 11.250%, 11/15/2015	675,000	647,156
CompuCom Systems, Inc. 12.500%, 10/01/2015 (b)	800,000	817,000
First Data Corp. 9.875%, 09/24/2015	575,000	539,062
iPayment, Inc. 9.750%, 05/15/2014	350,000	292,687
Lender Processing Services, Inc. 8.125%, 07/01/2016	550,000	587,813
Stream Global Services, Inc. 11.250%, 10/01/2014 (b)	575,000	584,344
SunGard Data Systems, Inc. 9.125%, 08/15/2013	350,000	360,500
10.625%, 05/15/2015	450,000	497,813
10.250%, 08/15/2015	975,000	1,043,250

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 97.5%	Amount	Value

IT Services (continued)
Unisys Corp. 12.500%, 01/15/2016	$225,000	$234,000

		5,603,625

Office Electronics – 0.1%
Xerox Corp. 7.625%, 06/15/2013	100,000	102,030

Semiconductor & Semiconductor Equipment – 0.6%
Advanced Micro Devices, Inc. 8.125%, 12/15/2017 (b)	250,000	250,313
Freescale Semiconductor, Inc. 8.875%, 12/15/2014	375,000	345,937
9.125%, 12/15/2014	523,067	464,876

		1,061,126

Software – 1.1%
Activant Solutions, Inc. 9.500%, 05/01/2016	500,000	474,375
JDA Software Group, Inc. 8.000%, 12/15/2014 (b)	175,000	179,375
Open Solutions, Inc. 9.750%, 02/01/2015 (b)	100,000	77,375
Serena Software, Inc. 10.375%, 03/15/2016	525,000	507,281
SS&C Technologies, Inc. 11.750%, 12/01/2013	500,000	532,500

		1,770,906

TOTAL INFORMATION TECHNOLOGY		10,060,294

MATERIALS – 9.4%
Chemicals – 3.0%
Ashland, Inc. 9.125%, 06/01/2017 (b)	600,000	660,000
Chemtura Corp. 6.875%, 06/01/2016 (Acquired 04/19/2006 and 04/11/2007, Cost $346,755) (a) (d)	350,000	372,750
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC 9.750%, 11/15/2014	450,000	443,250
Huntsman International LLC 5.500%, 06/30/2016 (b)	525,000	468,562
Invista 9.250%, 05/01/2012 (b)	275,000	280,500
Koppers, Inc. 7.875%, 12/01/2019 (b)	275,000	279,125
Nalco Finance Holdings, Inc. 9.000%, 02/01/2014	66,000	67,650
Nalco Co. 8.875%, 11/15/2013	1,150,000	1,190,250
8.250%, 05/15/2017 (b)	75,000	80,063
Solutia, Inc. 8.750%, 11/01/2017	450,000	470,813
Terra Capital, Inc. 7.750%, 11/01/2019 (b)	300,000	322,500
Union Carbide Corp. 7.875%, 04/01/2023	100,000	89,478
7.500%, 06/01/2025	50,000	46,073

		4,771,014

Containers & Packaging – 3.5%
Ball Corp. 7.125%, 09/01/2016	350,000	360,500
6.625%, 03/15/2018	250,000	248,125
Berry Plastic Corp. 8.875%, 09/15/2014	725,000	708,687
Cascades, Inc. 7.875%, 01/15/2020 (b)	150,000	153,000
Crown Americas LLC / Crown Americas Capital Corp. 7.750%, 11/15/2015	775,000	806,000
7.625%, 05/15/2017 (b)	75,000	78,187
Graham Packaging Co. LP / GPC Capital Corp. I 8.250%, 01/01/2017 (b)	375,000	372,187
Graphic Packaging International Corp. 9.500%, 08/15/2013	775,000	804,063
9.500%, 06/15/2017	250,000	266,250
Greif, Inc. 7.750%, 08/01/2019	475,000	486,875
Owens-Brockway Glass Container, Inc. 8.250%, 05/15/2013	500,000	516,250
7.375%, 05/15/2016	200,000	207,500
Rock-Tenn Co. 9.250%, 03/15/2016	250,000	272,813
9.250%, 03/15/2016 (b)	200,000	218,250
Sealed Air Corp 7.875%, 06/15/2017 (b)	100,000	106,667

		5,605,354

Metals & Mining – 1.2%
Aleris International, Inc. 9.000%, 12/15/2014 (Acquired 12/13/2006, Cost $175,000) (a) (d)	175,000	1,351
10.000%, 12/15/2016 (Acquired 12/13/2006 and 05/30/2007, Cost $256,970) (a) (d)	250,000	1,875
Compass Minerals International, Inc. 8.000%, 06/01/2019 (b)	150,000	155,250
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/2017	400,000	438,600
Teck Resources Ltd. 9.750%, 05/15/2014	125,000	144,844
10.250%, 05/15/2016	825,000	965,250
10.750%, 05/15/2019	150,000	180,000

		1,887,170

Paper & Forest Products – 1.7%
Boise Paper Holdings LLC / Boise Finance Co. 9.000%, 11/01/2017 (b)	600,000	624,750
Clearwater Paper Corp. 10.625%, 06/15/2016 (b)	125,000	140,156

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 97.5%	Amount	Value

Paper & Forest Products (continued)
Georgia-Pacific LLC 8.250%, 05/01/2016 (b)	$900,000	$958,500
NewPage Corp. 10.000%, 05/01/2012	300,000	216,000
12.000%, 05/01/2013	425,000	217,281
11.375%, 12/31/2014 (b)	250,000	253,750
PE Paper Escrow GmbH 12.000%, 08/01/2014 (b)	375,000	415,110

		2,825,547

TOTAL MATERIALS		15,089,085

TELECOMMUNICATION SERVICES – 6.0%
Diversified Telecommunication Services – 1.9%
Clear Channel Worldwide Holdings, Inc. 9.250%, 12/15/2017 (b)	75,000	76,875
9.250%, 12/15/2017 (b)	300,000	310,500
GXS Worldwide Inc. 9.750%, 06/15/2015 (b)	500,000	493,750
Inmarsat Finance PLC 7.375%, 12/01/2017 (b)	175,000	179,812
Qwest Corp. 8.875%, 03/15/2012	800,000	864,000
8.375%, 05/01/2016	50,000	53,875
SBA Telecommunications, Inc. 8.000%, 08/15/2016 (b)	325,000	341,250
8.250%, 08/15/2019 (b)	125,000	133,125
Wind Acquisition Finance S.A. 11.750%, 07/15/2017 (b)	525,000	576,188

		3,029,375

Wireless Telecommunication Services – 4.1%
CC Holdings GS V LLC / Crown Castle GS III Corp. 7.750%, 05/01/2017 (b)	75,000	80,250
Crown Castle International Corp. 9.000%, 01/15/2015	75,000	80,250
Digicel Group Ltd. 12.000%, 04/01/2014 (b)	500,000	557,500
8.875%, 01/15/2015 (b)	425,000	414,375
9.125%, 01/15/2015 (b)	487,000	482,130
8.250%, 09/01/2017 (b)	150,000	147,000
MetroPCS Wireless, Inc. 9.250%, 11/01/2014	125,000	127,187
9.250%, 11/01/2014	1,025,000	1,042,937
Nextel Communications, Inc. 7.375%, 08/01/2015	900,000	879,750
Sprint Capital Corp. 6.900%, 05/01/2019	1,850,000	1,711,250
Sprint Nextel Corp. 6.000%, 12/01/2016	725,000	665,188
8.375%, 08/15/2017	325,000	333,125

		6,520,942

TOTAL TELECOMMUNICATION SERVICES		9,550,317

UTILITIES – 3.1%
Electric Utilities – 1.2%
Edison Mission Energy 7.750%, 06/15/2016	250,000	213,750
7.000%, 05/15/2017	500,000	397,500
NV Energy, Inc. 6.750%, 08/15/2017	425,000	416,196
Texas Competitive Electric Holdings Co. LLC 10.250%, 11/01/2015	1,100,000	896,500

		1,923,946

Gas Utilities – 0.5%
AmeriGas Partners LP 7.250%, 05/20/2015	425,000	427,125
7.125%, 05/20/2016	400,000	402,000

		829,125

Independent Power Producers & Energy Traders – 1.3%
Dynegy Holdings, Inc. 7.750%, 06/01/2019	650,000	567,125
Energy Future Competitive Holdings Co. 10.875%, 11/01/2017	100,000	82,250
NRG Energy, Inc. 7.250%, 02/01/2014	375,000	380,625
7.375%, 02/01/2016	775,000	777,906
7.375%, 01/15/2017	200,000	201,000

		2,008,906

Multi-Utilities – 0.1%
FPL Energy National Wind Portfolio 6.125%, 03/25/2019 (b)	252,169	239,559

TOTAL UTILITIES		5,001,536

Total Corporate Bonds (Cost $153,956,212)		$155,899,760

	Face
Convertible Bonds – 0.5%	Amount	Value

INDUSTRIALS – 0.5%
Professional Services – 0.5%
School Specialty, Inc. 3.750%, 08/01/2023	$550,000	$542,437
3.750%, 11/30/2026	225,000	214,594

Total Convertible Bonds (Cost $658,028)		$757,031

Preferred Stocks – 0.2%	Shares	Value

FINANCIALS – 0.2%
Consumer Finance – 0.2%
GMAC, Inc. (b)	346	$228,079

Total Preferred Stocks (Cost $0)		$228,079

(continued)

Ohio National Fund, Inc.
High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 0.1%	Shares	Value

INDUSTRIALS – 0.1%
Building Products – 0.1%
Nortek, Inc. (Private Company) (a)	5,618	$199,439

Total Common Stocks (Cost $197,541)		$199,439

Warrants – 0.0%	Quantity	Value

CONSUMER DISCRETIONARY – 0.0%
Media – 0.0%
Sirius XM Radio, Inc.
Expiration: March 2010, Exercise Price: $9.83 (a)	50	$31

Total Warrants (Cost $0)		$31

Money Market Funds – 0.5%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	867,000	$867,000

Total Money Market Funds (Cost $867,000)		$867,000

Total Investments (Cost $155,678,781) – 98.8% (f)		$157,951,340
Other Assets in Excess of Liabilities – 1.2%		1,955,869

Net Assets – 100.0%		$159,907,209

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2009, the value of these securities totaled $47,815,087 or 29.9% of the Portfolio’s net assets. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly or semi-annually in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2009.

(d)	Represents a security that is in default. Unless otherwise noted by (e) below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(e)	Represents a security deemed to be illiquid. At December 31, 2009, the value of illiquid securities in the Portfolio totaled $131,417 or 0.1% of the Portfolio’s net assets.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $155,678,781)	$157,951,340
Cash	3,342
Receivable for securities sold	783,481
Receivable for fund shares sold	90,079
Dividends and accrued interest receivable	3,061,617
Prepaid expenses and other assets	254

Total assets	161,890,113

Liabilities:
Payable for securities purchased	72,841
Payable for fund shares redeemed	1,767,896
Payable for investment management services	97,100
Payable for compliance services	1,677
Accrued custody expense	800
Accrued professional fees	11,299
Accrued accounting fees	20,496
Accrued printing and filing fees	10,795

Total liabilities	1,982,904

Net assets	$159,907,209

Net assets consist of:
Par value, $1 per share	$14,819,966
Paid-in capital in excess of par value	135,679,408
Accumulated net realized loss on investments	(3,332,103)
Net unrealized appreciation on investments	2,272,559
Undistributed net investment income	10,467,379

Net assets	$159,907,209

Shares outstanding	14,819,966

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$10.79

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$11,448,946
Dividends	21,630
Other income	244

Total investment income	11,470,820

Expenses:
Management fees	837,627
Custodian fees	9,409
Directors’ fees	12,300
Professional fees	18,575
Accounting fees	97,806
Printing and filing fees	21,075
Compliance expense	6,376
Other	273

Total expenses	1,003,441

Net investment income	10,467,379

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(967,160)
Change in unrealized appreciation/depreciation on investments	34,205,835

Net realized/unrealized gain (loss) on investments	33,238,675

Change in net assets from operations	$43,706,054

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
High Income Bond Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$10,467,379	$7,174,182
Net realized gain (loss) on investments	(967,160)	(516,850)
Change in unrealized appreciation/depreciation on investments	34,205,835	(29,655,248)

Change in net assets from operations	43,706,054	(22,997,916)

Capital transactions:
Received from shares sold	89,610,175	46,469,522
Paid for shares redeemed	(44,752,454)	(41,091,673)

Change in net assets from capital transactions	44,857,721	5,377,849

Change in net assets	88,563,775	(17,620,067)
Net Assets:
Beginning of year	71,343,434	88,963,501

End of year	$159,907,209	$71,343,434

Undistributed net investment income	$10,467,379	$7,174,182

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$7.21	$9.68	$9.35	$8.49	$8.65
Operations:
Net investment income	0.46	0.68	0.59	0.47	0.60 (a)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	3.12	(3.15)	(0.26)	0.39	(0.34)

Total from operations	3.58	(2.47)	0.33	0.86	0.26

Distributions:
Distributions from net investment income	—	—	—	—	(0.42)

Net asset value, end of year	$10.79	$7.21	$9.68	$9.35	$8.49

Total return	49.65%	–25.52%	3.53%	10.13%	2.99%
Ratios and supplemental data:
Net assets at end of year (millions)	$159.9	$71.3	$89.0	$74.3	$54.0
Ratios to average net assets:
Expenses	0.88%	0.88%	0.87%	0.91%	0.97%
Net investment income	9.14%	8.77%	7.05%	7.12%	6.89%
Portfolio turnover rate	20%	18%	32%	32%	36%

(a)	Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing in and actively managing equity securities of small-cap growth companies.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	35.27%
Five years	3.37%
Ten years	-3.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Capital Growth Portfolio returned 35.27% versus 34.47% for the current benchmark, the Russell 2000 Growth Index.

The Portfolio out-performed the benchmark index during 2009. On an absolute basis, Materials, Energy, Consumer Discretionary, Consumer Staples and Information Technology were each up more than 50 percent during 2009. On a relative basis, Energy, Materials and Consumer Staples were positive contributors to out-performance. Strong stock selection benefited each of these sectors and an over-weight position in Materials magnified out-performance in that sector.(1)

Our five strongest stocks for the year were Huntsman Corp., Rovi Corp., American Medical Systems Holdings, Inc., Terra Industries, Inc. and Compellent Technologies, Inc. Chemical producer Huntsman Corp. remained our best overall stock for the year (it returned more than 250 percent for 2009). This highly cyclical company rose in anticipation of an economic recovery and due to its cost-reduction program. Rovi Corp., a provider of solutions that enable digital-product protection, had strong performance during the first three quarters of the year due to excitement about a significant new contract, strong financial performance and increased guidance. American Medical Systems Holdings, Inc. has benefited this year from increased new-product flow, increased operational efficiency and the addition of new management resulting in improving margins and growth rate. Despite weaker crop prices and demand for nitrogen fertilizer, Terra Industries, Inc. benefited from lower costs due to depressed natural-gas prices and is the subject of a hostile takeover attempt by rival fertilizer producer CF Industries. Compellent Technologies, Inc. demonstrated exceptional growth, consistency and execution during 2009 as mid-sized customers sought out the feature-rich, efficient storage appliances that Compellent Technologies, Inc. provides. The company has also lined up several channel partners to help gain larger business customers, likely resulting in continued market share gains in 2010.(1)

On an absolute basis, Financials traded down during the year while Health Care, Financials and Information Technology detracted from relative returns. Health Care returns were most significantly impacted by the negative performance of medical-device producer Thoratec Corp. The Financials sector was dragged down by our investment in First Commonwealth Financial Corp. while EMS Technologies, Inc. damaged Information Technology returns.(1)

The five lagging stocks for the year were EMS Technologies, Inc., Thoratec Corp., Northwest Pipe Co., Texas Industries, Inc. and First Commonwealth Financial Corp. Telecommunications company EMS Technologies, Inc. declined after it announced lower-than-expected earnings and muted guidance due to the challenging economic environment; however, we continue to hold the stock because the company has implemented what we view as an important management change. Thoratec Corp. traded down slightly during the year but it had a particularly strong effect overall due to its heavy weighting in the Portfolio. We continue to hold the stock because we believe the company will out-perform due to continued strong financial results, FDA approval for a label expansion and potential pipeline announcements. Shares of Northwest Pipe Co. fell after the company pre-announced disappointing third-quarter results and delayed filing its financial reports due to an ongoing investigation in accounting irregularities. We continue to hold the stock due to favorable prospects for its end markets in 2010 and we believe the stock’s current valuation is well below replacement cost and appears to more than adequately discount the risks associated with an accounting restatement. We sold Texas Industries, Inc., a cement producer, during the first quarter when we became concerned about the continued construction downturn and did not feel that the federal economic-stimulus bill would benefit the industry as much as originally anticipated. First Commonwealth Financial Corp. shares have suffered as the bank has struggled with exposure to out-of-market real estate loans. The shares have traded below tangible book value, which we feel is due to an overestimation of the bank’s likely loan-loss exposure. We hope to see a boost in the share price when First Commonwealth Financial Corp. announces the hiring of a new chief financial officer.(1)

Continued government stimulus, stabilization of home prices, strong growth from emerging markets as well as easy economic comparisons should — in our view — lead to further strength in equity markets. We believe government policy will keep short-term rates low through the mid-term elections with maybe some increase in long-term rates. Over the long term, we believe government spending will be somewhat inflationary and, while we don’t take very large sector bets, we have established a modest over-weight in hard commodities (e.g., oil and materials). We are under-weighted in Consumer Staples because we have trouble finding growth-oriented companies in that sector that also allow us to maintain our valuation discipline.(1)

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

We have upgraded our view of the Energy sector to positive because we now believe the outlook for natural gas is set to improve while oil prices should continue to remain strong. Natural-gas inventories remain high but the surplus is slowly being worked off and industrial demand has shown gradual improvement as the economic recovery gathers steam. Our current energy holdings are predominantly tied to oil but we may look to increase our natural-gas exposure.(1)

We remain optimistic about the Industrials sector and continue to favor companies with cyclical exposure to an improving global economy. Aggressive cost-cutting and inventory re-stocking should, in our view, help drive meaningful earnings growth from severely depressed levels. In Industrials, we continue to hold transportation stocks as an early-cycle play on an economic recovery. Specifically, we own Landstar System, Inc., which we believe should see strong earnings growth due to substantial operating leverage as freight volumes improve.(1)

We remain over-weighted in the Materials sector and continue to hold companies (e.g., Huntsman Corp.) that have what we believe to be higher growth potential in emerging economies and that could see a recovery in volumes as inventories are re-stocked.

Recessionary fallout continues to affect many financial stocks in the form of higher credit costs. We believe many financial companies may use the fourth quarter as a chance to “clear the decks” of their balance sheets by writing down troubled assets. Companies like optionsXpress Holdings Inc. generate more cash flow than needed and should benefit from an eventual increase in short-term interest rates as it earns interest on customer cash balances.(1)

We are now in the late stages of the healthcare-reform battle and have much better vision of what may be included in any healthcare bill. The Senate recently passed its version, which will now be reconciled with the House bill before going to the President. If the final piece of legislation resembles the Senate bill, we believe the following companies should benefit from healthcare reform: 1) those that provide electronic health-record systems (e.g., Quality Systems, Inc. and Eclipsys Corp.); 2) those that improve hospitals’ profitability by cutting costs and improving collections (e.g., MedAssets, Inc.); 3) those that provide cost-effective solutions to large unmet medical needs (e.g., Thoratec Corp.); and 4) those that provide managed-care services to states for their Medicaid programs (e.g., Centene Corp.), since Medicaid will be a primary way the government covers the uninsured.(1)

Consumer Discretionary stocks had another surprisingly good quarter in the face of continued high unemployment and tight consumer credit. We remain over-weighted in gaming-equipment suppliers (e.g., Bally Technologies, Inc. and Shuffle Master, Inc.) because we believe they will benefit from the expansion of gaming spurred by states’ weak tax revenues. American Axle & Manufacturing Holdings, Inc., a new holding, is benefiting from a recovery in the auto industry.(1)

In the Information Technology sector, we remain cautiously optimistic that consumer and business demand will strengthen throughout 2010. Stocks already have discounted much of the recovery based in part on the dramatic cost-cutting seen in the early part of 2009. Nevertheless, we believe there is still opportunity for increased demand to result in solid revenue growth, in turn leading to continued margin expansion and strong earnings growth in 2010. We may rotate more into mid-cycle stocks that are leveraged to improved industrial markets and employment growth. For example, we expect Informatica Corp., a provider of middleware integration software, to demonstrate strong secular growth.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	99.2
Money Market Funds
Less Net Liabilities	0.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

	% of Net Assets

1.	Huntsman Corp.	3.4
2.	Cash America International, Inc.	3.2
3.	Lufkin Industries, Inc.	2.8
4.	Thoratec Corp.	2.7
5.	Genesco, Inc.	2.5
6.	Varian Semiconductor Equipment Associates, Inc.	2.5
7.	Rovi Corp.	2.4
8.	American Medical Systems Holdings, Inc.	2.3
9.	DTS, Inc.	2.2
10.	Bally Technologies, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	25.7
Health Care	23.8
Consumer Discretionary	16.2
Industrials	14.6
Financials	6.6
Energy	5.9
Materials	5.5
Consumer Staples	0.9

99.2

Ohio National Fund, Inc.
Capital Growth Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 99.2%	Shares	Value

CONSUMER DISCRETIONARY – 16.2%
Auto Components – 1.0%
American Axle & Manufacturing Holdings, Inc. (a)	46,235	$370,805

Diversified Consumer Services – 2.9%
Coinstar, Inc. (a)	21,176	588,269
Sotheby’s	21,535	484,107

		1,072,376

Hotels, Restaurants & Leisure – 6.5%
Bally Technologies, Inc. (a)	19,750	815,478
BJ’s Restaurants, Inc. (a)	34,140	642,515
Choice Hotels International, Inc.	5,550	175,713
Shuffle Master, Inc. (a)	62,081	511,547
Steak N Shake Co. / The (a)	778	252,165

		2,397,418

Household Durables – 2.1%
Universal Electronics, Inc. (a)	33,666	781,724

Specialty Retail – 3.7%
Genesco, Inc. (a)	34,156	937,924
Vitamin Shoppe, Inc. (a)	18,038	401,165

		1,339,089

TOTAL CONSUMER DISCRETIONARY		5,961,412

CONSUMER STAPLES – 0.9%
Personal Products – 0.9%
Herbalife Ltd.	8,595	348,699

TOTAL CONSUMER STAPLES		348,699

ENERGY – 5.9%
Energy Equipment & Services – 4.6%
Lufkin Industries, Inc.	14,035	1,027,362
OYO Geospace Corp. (a)	15,500	664,795

		1,692,157

Oil, Gas & Consumable Fuels – 1.3%
Whiting Petroleum Corp. (a)	6,845	489,075

TOTAL ENERGY		2,181,232

FINANCIALS – 6.6%
Capital Markets – 1.7%
Broadpoint Gleacher Securities, Inc. (a)	27,040	120,598
Duff & Phelps Corp. Class A	18,135	331,145
optionsXpress Holdings Inc.	10,760	166,242

		617,985

Commercial Banks – 1.0%
First Commonwealth Financial Corp.	31,175	144,964
UMB Financial Corp.	5,200	204,620

		349,584

Consumer Finance – 3.2%
Cash America International, Inc.	33,550	1,172,908

Real Estate Investment Trusts – 0.7%
Redwood Trust, Inc.	19,101	276,201

TOTAL FINANCIALS		2,416,678

HEALTH CARE – 23.8%
Biotechnology – 3.9%
BioMarin Pharmaceutical, Inc. (a)	25,875	486,709
Cubist Pharmaceuticals, Inc. (a)	9,633	182,738
Onyx Pharmaceuticals, Inc. (a)	11,175	327,874
Regeneron Pharmaceuticals, Inc. (a)	11,115	268,761
Seattle Genetics Inc. (a)	16,225	164,846

		1,430,928

Health Care Equipment & Supplies – 5.8%
American Medical Systems Holdings, Inc. (a)	44,410	856,669
Cutera, Inc. (a)	18,335	156,031
SurModics, Inc. (a)	6,500	147,290
Thoratec Corp. (a)	36,758	989,525

		2,149,515

Health Care Providers & Services – 6.7%
Addus HomeCare Corp. (a)	8,905	81,926
Amedisys, Inc. (a)	12,335	598,988
Centene Corp. (a)	20,730	438,854
Genoptix, Inc. (a)	14,918	530,036
Lincare Holdings, Inc. (a)	12,909	479,182
Psychiatric Solutions, Inc. (a)	15,293	323,294

		2,452,280

Health Care Technology – 5.0%
Eclipsys Corp. (a)	38,287	709,075
MedAssets, Inc. (a)	16,091	341,290
Quality Systems, Inc.	9,203	577,857
Vital Images, Inc. (a)	16,815	213,382

		1,841,604

Life Sciences Tools & Services – 2.0%
Bio-Rad Laboratories, Inc. (a)	3,805	367,031
ICON PLC – ADR (a)	16,314	354,503

		721,534

Pharmaceuticals – 0.4%
Vivus, Inc. (a)	16,525	151,865

TOTAL HEALTH CARE		8,747,726

INDUSTRIALS – 14.6%
Commercial Services & Supplies – 5.3%
GEO Group, Inc. / The (a)	35,135	768,754
Ritchie Bros. Auctioneers, Inc.	28,500	639,255
Waste Connections, Inc. (a)	16,783	559,545

		1,967,554

Construction & Engineering – 1.8%
MasTec, Inc. (a)	18,195	227,437
Northwest Pipe Co. (a)	15,825	425,060

		652,497

Electrical Equipment – 4.1%
A123 Systems, Inc. (a)	17,140	384,622
GrafTech International Ltd. (a)	29,975	466,111
Regal-Beloit Corp.	12,602	654,548

		1,505,281

(continued)

Ohio National Fund, Inc.
Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 99.2%	Shares	Value

Marine – 0.8%
Genco Shipping & Trading Ltd. (a)	14,085	$315,222

Professional Services – 1.0%
Monster Worldwide, Inc. (a)	20,335	353,829

Road & Rail – 1.6%
Landstar System, Inc.	15,285	592,600

TOTAL INDUSTRIALS		5,386,983

INFORMATION TECHNOLOGY – 25.7%
Communications Equipment – 1.0%
EMS Technologies, Inc. (a)	26,106	378,537

Computers & Peripherals – 3.2%
Compellent Technologies, Inc. (a)	34,917	791,918
Netezza Corp. (a)	37,955	368,163

		1,160,081

Electronic Equipment, Instruments & Components – 4.3%
Coherent, Inc. (a)	24,750	735,817
DTS, Inc. (a)	23,976	820,219

		1,556,036

Semiconductors & Semiconductor Equipment – 7.8%
FormFactor, Inc. (a)	29,908	650,798
ON Semiconductor Corp. (a)	81,333	716,544
Teradyne, Inc. (a)	54,420	583,927
Varian Semiconductor Equipment Associates, Inc. (a)	25,865	928,036

		2,879,305

Software – 9.4%
ANSYS, Inc. (a)	18,485	803,358
Informatica Corp. (a)	28,130	727,442
Novell, Inc. (a)	48,074	199,507
Radiant Systems, Inc. (a)	16,785	174,564
Rovi Corp. (a)	27,185	866,386
TIBCO Software, Inc. (a)	72,241	695,681

		3,466,938

TOTAL INFORMATION TECHNOLOGY		9,440,897

MATERIALS – 5.5%
Chemicals – 5.5%
Huntsman Corp.	109,921	1,241,008
Terra Industries, Inc.	23,880	768,697

TOTAL MATERIALS		2,009,705

Total Common Stocks (Cost $29,464,864)		$36,493,332

Warrants – 0.0%	Quantity	Value

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Lantronix, Inc.
Expiration: February, 2011,
Exercise Price: $28.08 (a) (b)	305	$—

Total Warrants (Cost $0)		$—

Money Market Funds – 1.0%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	350,000	$350,000

Total Money Market Funds (Cost $350,000)		$350,000

Total Investments – 100.2% (Cost $29,814,864) (c)		$36,843,332
Liabilities in Excess of Other Assets – (0.2)%		(59,505)

Net Assets – 100.0%		$36,783,827

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Market quotations for these investments were not readily available at December 31, 2009. As discussed in Note 2 of the Notes to Financial Statements, prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At December 31, 2009 the value of these securities totaled $0 or 0.0% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $29,814,864)	$36,843,332
Cash	532
Receivable for fund shares sold	114,206
Dividends and accrued interest receivable	11,527
Prepaid expenses and other assets	579

Total assets	36,970,176

Liabilities:
Payable for securities purchased	114,678
Payable for fund shares redeemed	25,778
Payable for investment management services	27,283
Payable for compliance services	1,677
Accrued custody expense	268
Accrued professional fees	11,131
Accrued accounting fees	3,135
Accrued printing and filing fees	2,399

Total liabilities	186,349

Net assets	$36,783,827

Net assets consist of:
Par value, $1 per share	$1,812,753
Paid-in capital in excess of par value	42,967,548
Accumulated net realized loss on investments	(15,029,618)
Net unrealized appreciation on investments	7,028,468
Undistributed net investment income	4,676

Net assets	$36,783,827

Shares outstanding	1,812,753

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$20.29

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$2,738
Dividends (net of withholding tax of $1,136)	326,470

Total investment income	329,208

Expenses:
Management fees	273,242
Custodian fees	4,543
Directors’ fees	3,187
Professional fees	13,474
Accounting fees	17,747
Printing and filing fees	5,174
Compliance expense	6,376
Other	789

Total expenses	324,532

Net investment income	4,676

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(2,009,614)
Change in unrealized appreciation/depreciation on investments	11,786,408

Net realized/unrealized gain (loss) on investments	9,776,794

Change in net assets from operations	$9,781,470

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Capital Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,676	$(222,826)
Net realized gain (loss) on investments	(2,009,614)	(3,527,322)
Change in unrealized appreciation/depreciation on investments	11,786,408	(10,934,251)

Change in net assets from operations	9,781,470	(14,684,399)

Capital transactions:
Received from shares sold	10,662,186	15,704,298
Paid for shares redeemed	(10,743,788)	(12,143,882)

Change in net assets from capital transactions	(81,602)	3,560,416

Change in net assets	9,699,868	(11,123,983)
Net Assets:
Beginning of year	27,083,959	38,207,942

End of year	$36,783,827	$27,083,959

Undistributed net investment income	$4,676	$—

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$15.00	$23.57	$21.19	$17.64	$17.19
Operations:
Net investment loss	—	(0.12)	(0.16)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	5.29	(8.45)	2.54	3.71	0.59

Total from operations	5.29	(8.57)	2.38	3.55	0.45

Net asset value, end of year	$20.29	$15.00	$23.57	$21.19	$17.64

Total return	35.27%	–36.36%	11.23%	20.12%	2.62%
Ratios and supplemental data:
Net assets at end of year (millions)	$36.8	$27.1	$38.2	$32.9	$28.2
Ratios to average net assets:
Expenses	1.07%	1.04%	1.02%	1.03%	1.03%
Net investment income (loss)	0.02%	–0.66%	–0.70%	–0.81%	–0.78%
Portfolio turnover rate	67%	63%	63%	69%	52%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio

 Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike other the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	53.70%
Five years	2.72%
Since inception (5/1/00)	-7.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Nasdaq-100® Index Portfolio returned 53.70% versus 54.63% for the current benchmark, the Nasdaq-100® Index.

The correlation to the benchmark index for the year was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks within the benchmark index. The Portfolio also invests in Powershares QQQ, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.(1)

The top five stock holdings at year end were Apple, Inc., QUALCOMM, Inc., Microsoft Corp., Google, Inc., and Oracle Corp. The largest contributors for 2009 were Apple, Inc., Google. Inc. Class A, Microsoft Corp., Amazon.com, Inc., and QUALCOMM, Inc. The largest detractors for 2009 were Gilead Sciences, Inc., Genzyme Corp., Apollo Group, Inc. Class A, Cephalon, Inc., and Amgen, Inc.(1)

Equities had a very good second half of 2009. Going into 2010, the economy might face some headwinds. High unemployment will depress consumer consumption, and access to easy credit will remain tight. The Federal Reserve is expected to keep a stimulative economic policy for 2010 and into 2011 to keep the present economic momentum. Equities could see moderate growth in 2010.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of the NASDAQ stock market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	97.3
Exchange Traded Funds	3.4
Commercial Paper
Less Net Liabilities	(0.7)

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Apple, Inc.	15.1
2.	QUALCOMM, Inc.	5.3
3.	Microsoft Corp.	5.3
4.	Google, Inc. Class A	5.2
5.	PowerShares QQQ	3.4
6.	Oracle Corp.	2.9
7.	Cisco Systems, Inc.	2.8
8.	Teva Pharmaceutical Industries, Ltd. – ADR	2.4
9.	Intel Corp.	2.2
10.	Amazon.com, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	61.4
Health Care	15.2
Consumer Discretionary	14.0
Industrials	4.0
Telecommunication Services	1.5
Consumer Staples	0.8
Materials	0.4

97.3

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 97.3%	Shares	Value

CONSUMER DISCRETIONARY – 14.0%
Diversified Consumer Services – 0.5%
Apollo Group, Inc. Class A (a)	4,250	$257,465

Hotels, Restaurants & Leisure – 1.8%
Starbucks Corp. (a)	27,875	642,797
Wynn Resorts Ltd. (a)	3,625	211,084

		853,881

Household Durables – 0.3%
Garmin Ltd.	5,050	155,035

Internet & Catalog Retail – 3.5%
Amazon.com, Inc. (a)	7,775	1,045,893
Expedia, Inc. (a)	7,700	197,967
Liberty Media Corp. – Interactive (a)	14,800	160,432
priceline.com, Inc. (a)	1,250	273,125

		1,677,417

Leisure Equipment & Products – 0.5%
Mattel, Inc.	11,200	223,776

Media – 4.4%
Comcast Corp. Class A	39,097	659,175
DIRECTV (a)	18,875	629,481
DISH Network Corp.	5,835	121,193
News Corp. Class A	38,550	527,750
Virgin Media Inc.	9,125	153,574

		2,091,173

Multiline Retail – 0.6%
Sears Holdings Corp. (a)	3,275	273,299

Specialty Retail – 2.4%
Bed Bath & Beyond, Inc. (a)	9,575	369,882
O’Reilly Automotive, Inc. (a)	3,700	141,044
Ross Stores, Inc.	3,425	146,282
Staples, Inc.	13,150	323,358
Urban Outfitters, Inc. (a)	4,500	157,455

		1,138,021

TOTAL CONSUMER DISCRETIONARY		6,670,067

CONSUMER STAPLES – 0.8%
Food & Staples Retailing – 0.8%
Costco Wholesale Corp.	6,210	367,446

TOTAL CONSUMER STAPLES		367,446

HEALTH CARE – 15.2%
Biotechnology – 7.8%
Amgen, Inc. (a)	12,772	722,512
Biogen Idec, Inc. (a)	8,525	456,088
Celgene Corp. (a)	12,350	687,648
Cephalon, Inc. (a)	1,975	123,260
Genzyme Corp. (a)	9,000	441,090
Gilead Sciences, Inc. (a)	24,000	1,038,720
Vertex Pharmaceuticals, Inc. (a)	5,625	241,031

		3,710,349

Health Care Equipment & Supplies – 1.2%
DENTSPLY International, Inc.	3,950	138,921
Hologic, Inc. (a)	7,350	106,575
Intuitive Surgical, Inc. (a)	1,025	310,903

		556,399

Health Care Providers & Services – 1.7%
Express Scripts, Inc. (a)	6,650	574,893
Henry Schein, Inc. (a)	2,450	128,870
Patterson Cos., Inc. (a)	3,180	88,976

		792,739

Health Care Technology – 0.4%
Cerner Corp. (a)	2,200	181,368

Life Sciences Tools & Services – 1.0%
Illumina, Inc. (a)	3,325	101,911
Life Technologies Corp. (a)	4,875	254,621
QIAGEN N.V. (a)	6,325	141,174

		497,706

Pharmaceuticals – 3.1%
Mylan Inc. (a)	8,400	154,812
Teva Pharmaceutical Industries, Ltd. – ADR	20,010	1,124,162
Warner Chilcott PLC Class A (a)	6,775	192,884

		1,471,858

TOTAL HEALTH CARE		7,210,419

INDUSTRIALS – 4.0%
Air Freight & Logistics – 1.0%
C.H. Robinson Worldwide, Inc.	4,500	264,285
Expeditors International of Washington, Inc.	5,650	196,224

		460,509

Commercial Services & Supplies – 0.6%
Cintas Corp.	4,975	129,599
Stericycle, Inc. (a)	2,400	132,408

		262,007

Construction & Engineering – 0.2%
Foster Wheeler AG (a)	3,600	105,984

Electrical Equipment – 0.6%
First Solar, Inc. (a)	2,025	274,185

Machinery – 1.1%
Joy Global, Inc.	2,725	140,583
PACCAR, Inc.	11,039	400,384

		540,967

Road & Rail – 0.2%
J.B. Hunt Transport Services, Inc.	3,450	111,332

Trading Companies & Distributors – 0.3%
Fastenal Co.	3,850	160,314

TOTAL INDUSTRIALS		1,915,298

INFORMATION TECHNOLOGY – 61.4%
Communications Equipment – 10.3%
Cisco Systems, Inc. (a)	55,650	1,332,261
QUALCOMM, Inc.	54,545	2,523,252
Research In Motion Ltd. (a)	15,400	1,040,116

		4,895,629

Computers & Peripherals – 17.4%
Apple, Inc. (a)	34,020	7,173,457
Dell, Inc. (a)	19,475	279,661
Logitech International SA (a)	4,650	79,515
NetApp, Inc. (a)	9,535	327,909

(continued)

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.3%	Shares	Value

Computers & Peripherals (continued)
SanDisk Corp. (a)	6,275	$181,912
Seagate Technology	13,450	244,656

		8,287,110

Electronic Equipment, Instruments & Components – 0.6%
Flextronics International Ltd. (a)	23,875	174,526
FLIR Systems, Inc. (a)	4,300	140,696

		315,222

Internet Software & Services – 8.0%
Baidu, Inc. – ADR (a)	725	298,142
eBay, Inc. (a)	26,110	614,630
Google, Inc. Class A (a)	4,000	2,479,920
VeriSign, Inc. (a)	4,905	118,897
Yahoo!, Inc. (a)	18,235	305,983

		3,817,572

IT Services – 3.1%
Automatic Data Processing, Inc.	9,650	413,213
Cognizant Technology Solutions Corp. Class A (a)	7,775	352,207
Fiserv, Inc. (a)	5,212	252,678
Infosys Technologies Ltd. – ADR	2,950	163,046
Paychex, Inc.	9,295	284,799

		1,465,943

Semiconductors & Semiconductor Equipment – 7.7%
Altera Corp.	11,250	254,587
Applied Materials, Inc.	18,675	260,329
Broadcom Corp. Class A (a)	10,775	338,874
Intel Corp.	52,370	1,068,348
KLA-Tencor Corp.	5,600	202,496
Lam Research Corp. (a)	3,550	139,196
Linear Technology Corp.	8,080	246,763
Marvell Technology Group Ltd. (a)	16,100	334,075
Maxim Integrated Products, Inc.	8,125	164,938
Microchip Technology, Inc.	4,125	119,873
NVIDIA Corp. (a)	14,762	275,754
Xilinx, Inc.	9,955	249,472

		3,654,705

Software – 14.3%
Activision Blizzard, Inc. (a)	30,675	340,799
Adobe Systems, Inc. (a)	13,905	511,426
Autodesk, Inc. (a)	6,475	164,530
BMC Software, Inc. (a)	5,775	231,577
CA, Inc.	13,575	304,894
Check Point Software Technologies Ltd. (a)	5,595	189,559
Citrix Systems, Inc. (a)	5,875	244,459
Electronic Arts, Inc. (a)	8,880	157,620
Intuit, Inc. (a)	10,805	331,822
Microsoft Corp.	82,750	2,523,047
Oracle Corp.	56,610	1,389,209
Symantec Corp. (a)	22,948	410,540

		6,799,482

TOTAL INFORMATION TECHNOLOGY		29,235,663

MATERIALS – 0.4%
Chemicals – 0.4%
Sigma-Aldrich Corp.	3,175	160,433

TOTAL MATERIALS		160,433

TELECOMMUNICATION SERVICES – 1.5%
Wireless Telecommunication Services – 1.5%
Millicom International Cellular S.A.	2,850	210,245
NII Holdings, Inc. (a)	4,375	146,912
Vodafone Group PLC – ADR	15,825	365,399

TOTAL TELECOMMUNICATION SERVICES		722,556

Total Common Stocks (Cost $37,197,625)		$46,281,882

Exchange Traded Funds – 3.4%	Shares	Value

PowerShares QQQ	35,565	$1,633,145

Total Exchange Traded Funds (Cost $1,552,063)		$1,633,145

	Face	Amortized
Commercial Paper – 0.3%	Amount	Cost

Prudential Funding LLC 0.020%, 01/04/2010	$167,000	$167,000

Total Commercial Paper (Cost $167,000)		$167,000

Total Investments – 101.0% (Cost $38,916,688) (b)		$48,082,027
Liabilities in Excess of Other Assets – (1.0)%		(493,748)

Net Assets – 100.0%		$47,588,279

Percentages are stated as a percent of net assets.
Abbreviations:
ADR: American Depository Receipts
Footnotes:

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $38,916,688)	$48,082,027
Cash	477
Receivable for fund shares sold	49,929
Dividends and accrued interest receivable	9,298
Prepaid expenses and other assets	713

Total assets	48,142,444

Liabilities:
Payable for securities purchased	21,681
Payable for fund shares redeemed	496,099
Payable for investment management services	15,837
Payable for compliance services	1,677
Accrued custody expense	247
Accrued professional fees	11,146
Accrued accounting fees	3,851
Accrued printing and filing fees	3,097
Other accrued expenses	530

Total liabilities	554,165

Net assets	$47,588,279

Net assets consist of:
Par value, $1 per share	$9,947,009
Paid-in capital in excess of par value	34,350,682
Accumulated net realized loss on investments	(5,943,767)
Net unrealized appreciation on investments	9,165,339
Undistributed net investment income	69,016

Net assets	$47,588,279

Shares outstanding	9,947,009

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$4.78

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$149
Dividends (net of withholding tax of $2,913)	272,573

Total investment income	272,722

Expenses:
Management fees	145,688
Custodian fees	6,624
Directors’ fees	3,868
Professional fees	13,843
Accounting fees	21,512
Printing and filing fees	6,240
Compliance expense	6,376
Other	858

Total expenses	205,009

Net investment income	67,713

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	232,855
Change in unrealized appreciation/depreciation on investments	15,353,126

Net realized/unrealized gain (loss) on investments	15,585,981

Change in net assets from operations	$15,653,694

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Nasdaq-100® Index Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$67,713	$4,870
Net realized gain (loss) on investments	232,855	(1,406,553)
Change in unrealized appreciation/depreciation on investments	15,353,126	(18,845,859)

Change in net assets from operations	15,653,694	(20,247,542)

Capital transactions:
Received from shares sold	18,529,577	17,536,823
Paid for shares redeemed	(14,683,834)	(17,821,298)

Change in net assets from capital transactions	3,845,743	(284,475)

Change in net assets	19,499,437	(20,532,017)
Net Assets:
Beginning of year	28,088,842	48,620,859

End of year	$47,588,279	$28,088,842

Undistributed net investment income	$69,016	$6,848

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$3.11	$5.36	$4.52	$4.24	$4.18
Operations:
Net investment income (loss)	0.01	—	—	—	—
Net realized and unrealized gain (loss) on investments	1.66	(2.25)	0.84	0.28	0.06

Total from operations	1.67	(2.25)	0.84	0.28	0.06

Net asset value, end of year	$4.78	$3.11	$5.36	$4.52	$4.24

Total return	53.70%	–41.98%	18.58%	6.60%	1.44%
Ratios and supplemental data:
Net assets at end of year (millions)	$47.6	$28.1	$48.6	$45.7	$31.3
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.56%	0.54%	0.51%	0.53%	0.54%
Net investment income (loss)	0.19%	0.01%	–0.01%	0.00%	0.05%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.56%	0.54%	0.51%	0.53%	0.64%
Net investment income (loss)	0.19%	0.01%	–0.01%	0.00%	–0.04%
Portfolio turnover rate	29%	27%	13%	36%	45%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	35.83%
Five years	2.56%
Since inception (5/1/02)	3.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Bristol Portfolio returned 35.83% versus 26.46% for the current benchmark, the S&P 500 Index.

Following a year in which the stock market declined nearly 40%, 2009 got off to a dreadful start with the S&P 500 Index plummeting 25% to its early March low of 667. As unprecedented global fiscal and monetary stimulus programs began to show some benefits, the panic gripping the markets early in the year lessened, a more fundamentals-based approach to valuations took hold and the market rallied.

The Portfolio benefitted from underweight positions in two under-performing sectors in 2009, Health Care and Consumer Staples. Health Care was negatively impacted by concerns about reform under President Obama for most of the year, and the Consumer Staples lagged in an up-market, as is characteristic of that “defensive” sector. The Portfolio also benefitted from an over-weight position in the Information Technology sector, which experienced very positive results in 2009.

The top contributors to the Portfolio’s performance in 2009 included financial companies Wells Fargo & Co. and JPMorgan Chase & Co., which contributed 200 and 162 basis points to absolute performance, respectively. Both Wells Fargo & Co. and JPMorgan Chase & Co. out-performed the S&P 500 Index and the financial sector from the March lows, initially as fears faded that the government would nationalize large banks and then as initial signs of credit improvement emerged, particularly in credit cards. Two other top contributors were technology companies Apple, Inc. and Google, Inc., adding 199 and 142 basis points respectively. Apple, Inc.’s earnings estimates moved up throughout the year, as iPhone sales continued to exceed expectations and more recently analysts expected increased contributions from their “Apps store”. Google, Inc. benefited from improving advertising trends, particularly online, and excitement surrounding their smartphone launch. Rounding out the top five contributors to the year, Celanese Corp. added 192 basis points based on of its low cost chemical production and exposure to the rebounding Chinese economy.(1)

Detractors from full year performance included Exxon Mobil Corp., as the company was negatively impacted by the falling price of oil during the period in which we owned the stock, costing the Portfolio 98 basis points. SunPower Corp. was hurt by aggressive pricing on polysilicon which is used in the production of solar panels, detracting 97 basis points from absolute performance. Devon Energy Corp. cost the Portfolio 39 basis points based on unfavorable natural gas pricing. Two insurance companies, The Hartford Financial Services Group, Inc. and Lincoln National Corp. cost the Portfolio 97 and 45 basis points respectively; under-performing during the period we owned them due to combined fears of investment portfolio losses and the need to raise capital to cover reserve requirements for their variable annuity businesses.(1)

As a result of our bottom-up stock selection, the greatest shift in sector weightings during the year occurred in the Consumer Discretionary sector, where the sector weighting ended at 9.8%, in line with the benchmark weighting of 9.6% and up from 2.0% to start the year. Purchases in this sector include cruise line operator Royal Caribbean Cruises Ltd., where estimates have been moving up, valuation is attractive and the company is better positioned to withstand high fuel costs relative to prior years due to a significantly more efficient fleet of ships. We also initiated a position in Amazon.com, Inc. in the fourth quarter following a strong earnings report; we believe there is further upside to earnings estimates and valuation looks attractive.(1)

Sales of Health Care stocks during the year resulted in a decreased weighting in that sector, ending the year at 8.7% versus 16.3% at the start of the year and compared to a benchmark weighting of 12.6%. Health Care sales include Abbott Laboratories, a stock we sold as it approached our target and anecdotes emerged of weakening growth trends in a drug worth just under half of the company’s operating profits. We also sold WellPoint, Inc. based on valuation, as attention surrounding the public option faded and the stock recovered late in the year.(1)

The Portfolio weighting in Consumer Staples is roughly 4% below the benchmark weighting and approximately 3% below where it started the year. While activity in the Portfolio in the first half of the year reduced this sector weighting on balance, we have added a few positions in December which resulted in a reduced under-weight position to end the year. These recent purchases include General Mills, Inc., a food company that experienced positive revisions based on improvements in their Pillsbury division and continued strength in cereal, and Wal-Mart Stores, Inc. based on comments from an apparel supplier indicating strong reorder activity at the retailer.(1)

As we enter 2010, the combined Portfolio weighting in the Materials and Industrials sectors stands well above a combined benchmark weighting of 13.8%. Recent new additions to the Portfolio in these sectors include Honeywell International Inc., Goodrich Corp. and United Technologies Corp. which we purchased based on attractive valuation and evidence of an improving aerospace aftermarket. We also purchased Illinois Tool Works, Inc. based on positive revisions due to the potential for the company to achieve higher margins versus previous economic cycles.(1)

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

While there are certainly economic issues that concern us, including the continued overhang of commercial real estate exposure on select financial companies and record high unemployment levels in the US, we are also seeing signs of stability in the economic recovery, such as evidence of a potential bottoming in the residential housing market and the newly lean cost structures of numerous blue chip companies that should provide enhanced earnings leverage going forward. We are certainly seeing more stocks exhibiting both attractive valuation and improving fundamentals than we saw one year ago, and we look forward to reporting on our progress to you again in the coming months.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	96.7
Money Market Funds Less Net Liabilities	3.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Exxon Mobil Corp.	2.5
2.	Chevron Corp.	2.4
3.	Pfizer, Inc.	2.4
4.	General Electric Co.	2.3
5.	Dow Chemical Company / The	2.1
6.	Applied Materials, Inc.	2.1
7.	Bank of America Corp.	2.1
8.	Goodrich Corp.	2.1
9.	JPMorgan Chase & Co.	2.0
10.	United Technologies Corp.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	20.7
Industrials	15.3
Financials	13.2
Energy	12.0
Consumer Discretionary	9.4
Materials	8.7
Health Care	8.4
Consumer Staples	7.1
Telecommunication Services	1.9

96.7

Ohio National Fund, Inc.
Bristol Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 96.7%	Shares	Value

CONSUMER DISCRETIONARY – 9.4%
Hotels, Restaurants & Leisure – 2.0%
Darden Restaurants, Inc.	25,000	$876,750
Royal Caribbean Cruises Ltd. (a)	78,400	1,981,952

		2,858,702

Internet & Catalog Retail – 0.8%
Amazon.com, Inc. (a)	8,600	1,156,872

Multiline Retail – 1.8%
Target Corp.	52,400	2,534,588

Specialty Retail – 3.0%
Bed Bath & Beyond, Inc. (a)	41,800	1,614,734
Lowe’s Companies, Inc.	115,800	2,708,562

		4,323,296

Textiles, Apparel & Luxury Goods – 1.8%
V.F. Corp.	35,500	2,600,020

TOTAL CONSUMER DISCRETIONARY		13,473,478

CONSUMER STAPLES – 7.1%
Food & Staples Retailing – 1.9%
Wal-Mart Stores, Inc.	50,200	2,683,190

Food Products – 3.4%
ConAgra Foods, Inc.	61,000	1,406,050
General Mills, Inc.	32,700	2,315,487
Ralcorp Holdings, Inc. (a)	19,800	1,182,258

		4,903,795

Household Products – 1.8%
Procter & Gamble Co. / The	41,500	2,516,145

TOTAL CONSUMER STAPLES		10,103,130

ENERGY – 12.0%
Energy Equipment & Services – 1.2%
Transocean Ltd. (a)	19,900	1,647,720

Oil, Gas & Consumable Fuels – 10.8%
Anadarko Petroleum Corp.	30,500	1,903,810
Apache Corp.	8,900	918,213
Chevron Corp.	44,800	3,449,152
Exxon Mobil Corp.	52,600	3,586,794
Hess Corp.	46,800	2,831,400
Occidental Petroleum Corp.	33,500	2,725,225

		15,414,594

TOTAL ENERGY		17,062,314

FINANCIALS – 13.2%
Capital Markets – 5.4%
Goldman Sachs Group, Inc. / The	16,500	2,785,860
Morgan Stanley	87,900	2,601,840
State Street Corp.	53,800	2,342,452

		7,730,152

Commercial Banks – 1.8%
Wells Fargo & Co.	95,500	2,577,545

Diversified Financial Services – 4.1%
Bank of America Corp.	196,000	2,951,760
JPMorgan Chase & Co.	70,000	2,916,900

		5,868,660

Insurance – 1.9%
Prudential Financial, Inc.	55,000	2,736,800

TOTAL FINANCIALS		18,913,157

HEALTH CARE – 8.4%
Health Care Equipment & Supplies – 2.1%
Hospira, Inc. (a)	54,200	2,764,200
Medtronic, Inc.	5,800	255,084

		3,019,284

Health Care Providers & Services – 2.6%
Laboratory Corporation of America Holdings (a)	15,100	1,130,084
McKesson Corp.	41,900	2,618,750

		3,748,834

Life Sciences Tools & Services – 0.5%
Thermo Fisher Scientific, Inc. (a)	15,000	715,350

Pharmaceuticals – 3.2%
Merck & Co., Inc.	28,800	1,052,352
Pfizer, Inc.	187,600	3,412,444

		4,464,796

TOTAL HEALTH CARE		11,948,264

INDUSTRIALS – 15.3%
Aerospace & Defense – 6.0%
Goodrich Corp.	45,800	2,942,650
Honeywell International Inc.	70,000	2,744,000
United Technologies Corp.	41,500	2,880,515

		8,567,165

Construction & Engineering – 1.1%
Quanta Services, Inc. (a)	74,400	1,550,496

Electrical Equipment – 0.1%
SunPower Corp. Class B (a)	8,600	180,170

Industrial Conglomerates – 5.0%
3M Co.	17,400	1,438,458
General Electric Co.	218,100	3,299,853
Tyco International Ltd.	66,500	2,372,720

		7,111,031

Machinery – 3.1%
Caterpillar, Inc.	48,500	2,764,015
Illinois Tool Works, Inc.	36,000	1,727,640

		4,491,655

TOTAL INDUSTRIALS		21,900,517

INFORMATION TECHNOLOGY – 20.7%
Communications Equipment – 3.7%
Cisco Systems, Inc. (a)	110,100	2,635,794
QUALCOMM, Inc.	59,100	2,733,966

		5,369,760

Computers & Peripherals – 7.2%
Apple, Inc. (a)	11,300	2,382,718
Dell, Inc. (a)	164,800	2,366,528
Hewlett-Packard Co.	53,800	2,771,238
International Business Machines Corp.	21,400	2,801,260

		10,321,744

Internet Software & Services – 1.8%
Google, Inc. Class A (a)	4,100	2,541,918

Semiconductors & Semiconductor Equipment – 8.0%
Applied Materials, Inc.	216,600	3,019,404
Intel Corp.	137,900	2,813,160

(continued)

Ohio National Fund, Inc.
Bristol Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 96.7%	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products, Inc.	134,500	$2,730,350
Texas Instruments, Inc.	108,400	2,824,904

		11,387,818

TOTAL INFORMATION TECHNOLOGY		29,621,240

MATERIALS – 8.7%
Chemicals – 3.1%
Air Products and Chemicals, Inc.	16,300	1,321,278
Dow Chemical Company / The	109,500	3,025,485

		4,346,763

Containers & Packaging – 1.9%
Ball Corp.	53,400	2,760,780

Metals & Mining – 3.7%
Freeport-McMoRan Copper & Gold, Inc.	33,100	2,657,599
Teck Resources Ltd. (a)	74,100	2,591,277

		5,248,876

TOTAL MATERIALS		12,356,419

TELECOMMUNICATION SERVICES – 1.9%
Diversified Telecommunication Services – 1.9%
Verizon Communications, Inc.	81,400	2,696,782

TOTAL TELECOMMUNICATION SERVICES		2,696,782

Total Common Stocks (Cost $125,479,377)		$138,075,301

Money Market Funds – 4.0%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	5,709,000	$5,709,000

Total Money Market Funds (Cost $5,709,000)		$5,709,000

Total Investments – 100.7% (Cost $131,188,377) (b)		$143,784,301
Liabilities in Excess of Other Assets – (0.7)%		(985,379)

Net Assets – 100.0%		$142,798,922

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $131,188,377)	$143,784,301
Cash	916
Receivable for securities sold	4,838,393
Receivable for fund shares sold	217,013
Dividends and accrued interest receivable	116,111
Prepaid expenses and other assets	2,111

Total assets	148,958,845

Liabilities:
Payable for securities purchased	5,338,853
Payable for fund shares redeemed	696,693
Payable for investment management services	92,550
Payable for compliance services	1,677
Accrued custody expense	907
Accrued professional fees	11,275
Accrued accounting fees	8,490
Accrued printing and filing fees	9,478

Total liabilities	6,159,923

Net assets	$142,798,922

Net assets consist of:
Par value, $1 per share	$12,847,042
Paid-in capital in excess of par value	141,755,997
Accumulated net realized loss on investments	(24,507,412)
Net unrealized appreciation on investments	12,595,924
Undistributed net investment income	107,371

Net assets	$142,798,922

Shares outstanding	12,847,042

Authorized Fund shares allocated to Portfolio	25,000,000

Net asset value per share	$11.12

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$20,798
Dividends (net of withholding tax of $293)	1,808,443

Total investment income	1,829,241

Expenses:
Management fees	853,043
Custodian fees	12,829
Directors’ fees	11,643
Professional fees	18,094
Accounting fees	45,364
Printing and filing fees	19,010
Compliance expense	6,376
Other	2,280

Total expenses	968,639

Net investment income	860,602

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(2,496,547)
Foreign currency related transactions	72
Change in unrealized appreciation/depreciation on investments	35,271,355

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	32,774,880

Change in net assets from operations	$33,635,482

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$860,602	$1,039,053
Net realized gain (loss) on investments and foreign currency related transactions	(2,496,475)	(21,019,200)
Change in unrealized appreciation/depreciation on investments	35,271,355	(25,860,147)

Change in net assets from operations	33,635,482	(45,840,294)

Distributions to shareholders:
Distributions from net investment income	(753,303)	(906,531)

Capital transactions:
Received from shares sold	53,481,033	53,323,139
Received from dividends reinvested	753,303	906,531
Paid for shares redeemed	(25,861,068)	(23,005,171)

Change in net assets from capital transactions	28,373,268	31,224,499

Change in net assets	61,255,447	(15,522,326)
Net Assets:
Beginning of year	81,543,475	97,065,801

End of year	$142,798,922	$81,543,475

Undistributed net investment income	$107,371	$132,522

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$8.23	$14.02	$13.08	$11.27	$10.06
Operations:
Net investment income	0.06	0.11	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions	2.89	(5.80)	0.93	1.81	1.20

Total from operations	2.95	(5.69)	1.01	1.85	1.21

Distributions:
Distributions from net investment income	(0.06)	(0.10)	(0.07)	(0.04)	—

Net asset value, end of year	$11.12	$8.23	$14.02	$13.08	$11.27

Total return	35.83%	–40.54%	7.75%	16.42%	12.03%
Ratios and supplemental data:
Net assets at end of year (millions)	$142.8	$81.5	$97.1	$62.4	$30.0
Ratios to average net assets:
Expenses	0.89%	0.90%	0.89%	0.92%	0.96%
Net investment income	0.79%	1.13%	0.69%	0.56%	0.54%
Portfolio turnover rate	223%	184%	176%	216%	224%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	35.73%
Five years	1.89%
Since inception (5/1/02)	1.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Bryton Growth Portfolio returned 35.73% versus 34.47% for the current benchmark, the Russell 2000 Growth Index.

Following a year in which the stock market declined nearly 40%, 2009 got off to a dreadful start with the Russell 2000 Growth Index plummeting over 25% to its early March lows. As unprecedented global fiscal and monetary stimulus programs began to show some benefits, the panic gripping the markets early in the year lessened, a more fundamentals-based approach to valuations took hold and the market rallied.

The Portfolio benefitted from underweight positions in two under-performing sectors in 2009, Health Care and Consumer Staples. Health Care was negatively impacted by concerns about reform under President Obama for most of the year, and the Consumer Staples lagged in an up-market, as is characteristic of that “defensive” sector. The Portfolio also benefitted from an over-weight position in the Information Technology sector, which experienced very positive results in 2009.

Positive contributors to absolute performance included a position in MercadoLibre, Inc., which added 219 basis points due to a sharp rebound in transactions by its Latin American customers. Skyworks Solutions, Inc. added 214 basis points as the company continued market share gains in the handset market and benefited from e-Readers adoption and smart meter rollout. Finish Line, Inc. contributed 180 basis points as the retailer executed a successful offering of value-oriented products that attracted customers looking to trade down. Riverbed Technology, Inc. added 166 basis points based on robust demand for its enterprise products from retail and financial sector customers as well as the Federal government. Rounding out the top five contributors to the year, Switch & Data Facilities Co., Inc. contributed 161 basis points as the data center operator was acquired by a competitor.(1)

Detractors from full year performance included a position in Energy Conversion Devices, Inc., a thin-film solar laminates manufacturer. The company suffered from pricing pressure and frozen credit markets and cost the Portfolio 98 basis points of performance. Bankrate, Inc. hurt performance by 70 basis points as their financial customers cut back on spending, and analysts cut estimates. Comstock Resources, Inc. cost the Portfolio 66 basis points on the year, as the stock under-performed due to a slowing economy and lower corresponding commodity prices. Celera Corp. cost the Portfolio 57 basis points due to worsening of bad debt expenses, and Hansen Medical, Inc. cost the Portfolio 56 basis points as the company was adversely affected by reductions in capital spending by hospitals.(1)

As a result of our bottom-up stock selection, the greatest shift in sector weightings during the year occurred in the Health Care sector, where the Portfolio weighting decreased from 26.5% at the end of 2008 to 17.4% at the end of 2009 compared to a 24.2% weighting in the Russell 2000 Growth Index. Stock sales in the sector include Sequenom, Inc., based on worse-than-expected clinical results, and positions in Align Technology Inc., Abaxis, Inc., and Alexion Pharmaceuticals, Inc. as those companies met their price targets. We also sold CardioNet, Inc. on competitive threat and risks of reimbursement cuts. We continue to believe that policies coming out of Washington could be detrimental to many of the companies in that sector.(1)

The Portfolio weighting in Consumer Discretionary stocks ended the year much higher than where it started the year. Throughout the year we added several consumer companies to the Portfolio, including The Finish Line, Inc., a specialty retailer of footwear, and Gymboree Corp., a children’s apparel shop, as the reduced estimates and low valuation multiples appear to be discounting bleak near and long term outlooks. Subsequently, we also bought The Cheesecake Factory, Inc. and P.F. Chang’s China Bistro, Inc. These companies substantially cut operating expenses and modified their offerings to attract customers. We also bought Lumber Liquidators, Inc. as the retailer benefited from consumer trade down and continues to take market share from capital-constrained independent operators.(1)

Though small cap stocks have rallied considerably, valuations still appear to be reasonable compared to historical metrics. We are optimistic that with the Federal Reserve keeping interest rates low, the U.S. economy will continue to improve and we will see continued gains in this segment of the market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	95.4
Money Market Funds Less Net Liabilities	4.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Arena Resources, Inc.	1.7
2.	Warnaco Group, Inc. / The	1.7
3.	Skyworks Solutions, Inc.	1.6
4.	Human Genome Sciences, Inc.	1.6
5.	Informatica Corp.	1.6
6.	Advanced Energy Industries, Inc.	1.6
7.	Medicis Pharmaceutical Corp. Class A	1.6
8.	Clean Energy Fuels Corp.	1.5
9.	Silicon Laboratories, Inc.	1.5
10.	Zoran Corp.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	34.4
Consumer Discretionary	16.7
Health Care	16.6
Industrials	14.0
Energy	5.9
Financials	4.7
Materials	2.0
Consumer Staples	1.1

95.4

Ohio National Fund, Inc.
Bryton Growth Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 95.4%	Shares	Value

CONSUMER DISCRETIONARY – 16.7%
Distributors – 1.1%
LKQ Corp. (a)	63,100	$1,236,129

Hotels, Restaurants & Leisure – 5.0%
Bally Technologies, Inc. (a)	37,000	1,527,730
California Pizza Kitchen, Inc. (a)	100,000	1,345,000
Cheesecake Factory, Inc. / The (a)	70,000	1,511,300
P.F. Chang’s China Bistro, Inc. (a)	35,000	1,326,850

		5,710,880

Household Durables – 1.3%
Tupperware Brands Corp.	32,000	1,490,240

Leisure Equipment & Products – 1.0%
Callaway Golf Co.	150,000	1,131,000

Specialty Retail – 6.6%
Childrens Place Retail Stores, Inc. / The (a)	47,000	1,551,470
Finish Line, Inc. Class A / The	125,000	1,568,750
Gymboree Corp. / The (a)	28,000	1,217,720
Monro Muffler Brake, Inc.	45,000	1,504,800
Pacific Sunwear of California, Inc. (a)	140,000	557,200
Tractor Supply Co. (a)	20,000	1,059,200

		7,459,140

Textiles, Apparel & Luxury Goods – 1.7%
Warnaco Group, Inc. / The (a)	45,000	1,898,550

TOTAL CONSUMER DISCRETIONARY		18,925,939

CONSUMER STAPLES – 1.1%
Food Products – 1.1%
Diamond Foods, Inc.	35,000	1,243,900

TOTAL CONSUMER STAPLES		1,243,900

ENERGY – 5.9%
Energy Equipment & Services – 1.3%
Dril-Quip, Inc. (a)	25,000	1,412,000

Oil, Gas & Consumable Fuels – 4.6%
Arena Resources, Inc. (a)	45,000	1,940,400
Carrizo Oil & Co., Inc. (a)	60,000	1,589,400
Clean Energy Fuels Corp. (a)	110,000	1,695,100

		5,224,900

TOTAL ENERGY		6,636,900

FINANCIALS – 4.7%
Capital Markets – 3.5%
Affiliated Managers Group, Inc. (a)	22,000	1,481,700
Knight Capital Group, Inc. Class A (a)	80,000	1,232,000
Stifel Financial Corp. (a)	22,000	1,303,280

		4,016,980

Diversified Financial Services – 1.2%
Portfolio Recovery Associates, Inc. (a)	30,000	1,346,400

TOTAL FINANCIALS		5,363,380

HEALTH CARE – 16.6%
Biotechnology – 7.2%
Celera Corp. (a)	150,000	1,036,500
Exelixis, Inc. (a)	95,000	700,150
Human Genome Sciences, Inc. (a)	60,000	1,836,000
InterMune, Inc. (a)	40,000	521,600
Isis Pharmaceuticals, Inc. (a)	45,000	499,500
Momenta Pharmaceuticals, Inc. (a)	50,000	630,500
Onyx Pharmaceuticals, Inc. (a)	16,000	469,440
Regeneron Pharmaceuticals, Inc. (a)	42,000	1,015,560
Rigel Pharmaceuticals, Inc. (a)	65,000	618,150
Savient Pharmaceuticals, Inc. (a)	60,000	816,600

		8,144,000

Health Care Equipment & Supplies – 4.3%
American Medical Systems Holdings, Inc. (a)	78,000	1,504,620
STERIS Corp.	40,000	1,118,800
Thoratec Corp. (a)	30,000	807,600
Wright Medical Group, Inc. (a)	75,000	1,421,250

		4,852,270

Health Care Providers & Services – 1.2%
MWI Veterinary Supply, Inc. (a)	35,000	1,319,500

Health Care Technology – 1.3%
Eclipsys Corp. (a)	80,000	1,481,600

Life Sciences Tools & Services – 1.1%
Luminex Corp. (a)	85,000	1,269,050

Pharmaceuticals – 1.5%
Medicis Pharmaceutical Corp. Class A	65,000	1,758,250

TOTAL HEALTH CARE		18,824,670

INDUSTRIALS – 14.0%
Aerospace & Defense – 1.1%
Aerovironment, Inc. (a)	45,000	1,308,600

Commercial Services & Supplies – 1.1%
GEO Group, Inc. / The (a)	55,000	1,203,400

Construction & Engineering – 3.7%
MasTec, Inc. (a)	125,000	1,562,500
Michael Baker Corp. (a)	36,000	1,490,400
MYR Group Inc. (a)	63,884	1,155,023

		4,207,923

Electrical Equipment – 2.0%
Baldor Electric Co.	30,000	842,700
GrafTech International Ltd. (a)	90,000	1,399,500

		2,242,200

Machinery – 4.9%
Actuant Corp. Class A	40,000	741,200
Astec Industries, Inc. (a)	47,000	1,266,180
Columbus McKinnon Corp. (a)	70,000	956,200
Energy Recovery, Inc. (a)	100,000	688,000
ESCO Technologies, Inc.	30,000	1,075,500
Westinghouse Air Brake Technologies Corp.	20,000	816,800

		5,543,880

Professional Services – 1.2%
Watson Wyatt Worldwide Inc.	30,000	1,425,600

TOTAL INDUSTRIALS		15,931,603

(continued)

Ohio National Fund, Inc.
Bryton Growth Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 95.4%	Shares	Value

INFORMATION TECHNOLOGY – 34.4%
Communications Equipment – 3.5%
Harmonic, Inc. (a)	200,000	$1,266,000
Infinera Corporation (a)	150,000	1,330,500
Riverbed Technology, Inc. (a)	60,000	1,378,200

		3,974,700

Internet Software & Services – 5.5%
comScore, Inc. (a)	75,000	1,316,250
Equinix, Inc. (a)	8,000	849,200
MercadoLibre, Inc. (a)	31,000	1,607,970
Sohu.com, Inc. (a)	18,000	1,031,040
ValueClick, Inc. (a)	140,000	1,416,800

		6,221,260

IT Services – 2.7%
Euronet Worldwide, Inc. (a)	65,000	1,426,750
Sapient Corp. (a)	195,000	1,612,650

		3,039,400

Semiconductors & Semiconductor Equipment – 15.8%
Advanced Energy Industries, Inc. (a)	120,000	1,809,600
Applied Micro Circuits Corp. (a)	190,000	1,419,300
Cavium Networks, Inc. (a)	65,000	1,548,950
FormFactor Inc. (a)	65,000	1,414,400
Micrel, Inc.	140,000	1,148,000
Microsemi Corp. (a)	80,000	1,420,000
Semtech Corp. (a)	70,000	1,190,700
Silicon Laboratories, Inc. (a)	35,000	1,691,900
Skyworks Solutions, Inc. (a)	130,000	1,844,700
TriQuint Semiconductor, Inc. (a)	200,000	1,200,000
Volterra Semiconductor Corp. (a)	80,000	1,529,600
Zoran Corp. (a)	150,000	1,657,500

		17,874,650

Software – 6.9%
Informatica Corp. (a)	70,000	1,810,200
Quest Software, Inc. (a)	80,000	1,472,000
Solera Holdings, Inc.	40,000	1,440,400
Take-Two Interactive Software, Inc. (a)	150,000	1,507,500
TIBCO Software, Inc. (a)	170,000	1,637,100

		7,867,200

TOTAL INFORMATION TECHNOLOGY		38,977,210

MATERIALS – 2.0%
Containers & Packaging – 1.2%
Silgan Holdings, Inc.	24,000	1,389,120

Metals & Mining – 0.8%
HudBay Minerals, Inc. (a)	70,000	906,500

TOTAL MATERIALS		2,295,620

Total Common Stocks (Cost $93,090,701)		$108,199,222

Money Market Funds – 4.8%	Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	5,474,000	$5,474,000

Total Money Market Funds (Cost $5,474,000)		$5,474,000

Total Investments – 100.2% (Cost $98,564,701) (b)		$113,673,222
Liabilities in Excess of Other Assets – (0.2)%		(239,100)

Net Assets – 100.0%		$113,434,122

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $98,564,701)	$113,673,222
Cash	730
Receivable for securities sold	1,331,084
Receivable for fund shares sold	756,319
Dividends and accrued interest receivable	26,422
Prepaid expenses and other assets	1,640

Total assets	115,789,417

Liabilities:
Payable for securities purchased	2,006,867
Payable for fund shares redeemed	243,437
Payable for investment management services	77,413
Payable for compliance services	1,677
Accrued custody expense	589
Accrued professional fees	11,228
Accrued accounting fees	6,838
Accrued printing and filing fees	7,246

Total liabilities	2,355,295

Net assets	$113,434,122

Net assets consist of:
Par value, $1 per share	$10,366,666
Paid-in capital in excess of par value	101,770,871
Accumulated net realized loss on investments	(13,811,936)
Net unrealized appreciation on investments	15,108,521

Net assets	$113,434,122

Shares outstanding	10,366,666

Authorized Fund shares allocated to Portfolio	20,000,000

Net asset value per share	$10.94

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$19,049
Dividends	241,480

Total investment income	260,529

Expenses:
Management fees	689,707
Custodian fees	8,684
Directors’ fees	8,541
Professional fees	16,562
Accounting fees	36,471
Printing and filing fees	14,627
Compliance expense	6,376
Other	1,704

Total expenses	782,672

Net investment loss	(522,143)

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(3,579,256)
Change in unrealized appreciation/depreciation on investments	30,818,101

Net realized/unrealized gain (loss) on investments	27,238,845

Change in net assets from operations	$26,716,702

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bryton Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(522,143)	$(398,879)
Net realized gain (loss) on investments	(3,579,256)	(9,701,458)
Change in unrealized appreciation/depreciation on investments	30,818,101	(19,649,484)

Change in net assets from operations	26,716,702	(29,749,821)

Capital transactions:
Received from shares sold	48,509,791	46,393,507
Paid for shares redeemed	(20,811,898)	(22,858,481)

Change in net assets from capital transactions	27,697,893	23,535,026

Change in net assets	54,414,595	(6,214,795)
Net Assets:
Beginning of year	59,019,527	65,234,322

End of year	$113,434,122	$59,019,527

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$8.06	$13.33	$12.13	$10.46	$10.03
Operations:
Net investment loss	(0.05)	(0.05)	(0.05)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	2.93	(5.22)	1.25	1.78	0.49

Total from operations	2.88	(5.27)	1.20	1.75	0.43

Distributions:
Distributions of net realized capital gains	—	—	—	(0.08)	—

Net asset value, end of year	$10.94	$8.06	$13.33	$12.13	$10.46

Total return	35.73%	–39.53%	9.89%	16.74%	4.30%
Ratios and supplemental data:
Net assets at end of year (millions)	$113.4	$59.0	$65.2	$29.3	$11.2
Ratios to average net assets:
Expenses	0.96%	0.96%	0.96%	1.04%	1.11%
Net investment loss	–0.64%	–0.62%	–0.54%	–0.67%	–0.74%
Portfolio turnover rate	82%	54%	55%	99%	155%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	16.57%
Five years	-4.24%
Since inception (5/1/04)	-1.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the U.S. Equity Portfolio returned 16.57% versus 27.25% for the current benchmark, the S&P Composite 1500 Index.

We utilize a two part investment process that relies on aggregated company-specific valuations and relative strength measurements to aid in our industry rotation methodology. In response to the market conditions of 2008, we took an in-depth look at the strengths and weaknesses of our methodology and determined our valuation process was not fully accounting for company-specific risk factors. In the first quarter of 2009, and after considerable thought and research, we modified our proprietary formula in an effort to more accurately account for this risk. Moving forward, we feel that we are now better equipped to handle all types of market conditions.

Going into 2009, we saw bargains in virtually every segment of the equity market. Because we saw value throughout the market, the Portfolio was fully invested and heavily allocated in the cyclical based Financials, Industrials, Consumer Discretionary, and Energy sectors in anticipation of a market rebound. Unfortunately, fears about the economy and consumer demand disconnected equity prices from their fundamentals and the market continued its free-fall with the S&P Composite 1500 Index losing almost 25% in just over two months between December 31, 2008 and March 9, 2009. While the Portfolio’s holdings were distributed where we thought we saw the most value, the Portfolio nonetheless under-performed the benchmark during this time period.

Improved debt markets and economic outlooks sparked one of the strongest equity rallies in recent history, as the S&P Composite 1500 Index increased over 69% between March 9 and December 31, 2009. The Portfolio, utilizing the modified methodology referenced above, performed well during this rally, returning over 69.8% and slightly out-performing the broad-based benchmark.

Top industry contributors to performance included investment banking & brokerage, apparel retail, oil & gas drilling, computer hardware, and systems software. Both over-weight positions and/or strong stock selection helped out-performance in these industries. Largest industry detractors from performance include; airlines, life & health insurance, construction & farm machinery & heavy trucks, steel, and retail REITS (Real Estate Investment Trusts). Over-weight positions and/or bad stock selection in these under-performing industries significantly detracted from overall performance. Based on valuations, the Portfolio began 2009 with approximately 66% of the Portfolio in large-cap issues — that large cap tilt was increased throughout 2009 and we finished the year with approximately 81% of the Portfolio in large-cap names. The five best performers were: Ashland Inc., Guess?, Inc., The Goldman Sachs Group, Inc., Navios Maritime Holdings, Inc., and BE Aerospace, Inc. The five worst performers were: Delta Air Lines, Inc., Republic Airways Holdings, Inc., Bank of America Corp., StanCorp Financial Group, Inc., and AFLAC, Inc. The five largest contributors were: The Goldman Sachs Group, Inc., Microsoft Corp., Ashland Inc., Guess?, Inc., and International Business Machines Corp. The five largest detractors were: Delta Air Lines, Inc., U.S. Steel, SkyWest, Inc., Caterpillar, Inc., and StanCorp Financial Group, Inc.(1)

Going into 2010, we are optimistic about the overall market. On January 4, 2010, we calculated an average value-to-price ratio of 1.08, indicating that, based on current conditions; we see approximately 8% more upside within the equity market. As far as sector allocation is concerned, we see a two part strategy based on forward looking growth estimates and economic conditions. We believe domestic growth will continue to improve but still remain below trend when compared to other historical recoveries; this points us towards high quality names in both the Health Care and Consumer Staples sectors. Conversely, we believe emerging markets such as China and India should see a more aggressive post recession rebound that will bode well for companies that benefit from growth in those regions. That points us towards the Materials and Energy sectors as well as large-cap names in the Information Technology and Industrials sectors.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	95.7
Money Market Funds and Other Net Assets	4.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Microsoft Corp.	3.6
2.	International Business Machines Corp.	2.8
3.	Google, Inc. Class A	2.8
4.	General Electric Co.	2.5
5.	Hewlett-Packard Co.	2.3
6.	Merck & Co., Inc.	2.3
7.	Union Pacific Corp.	2.1
8.	CSX Corp.	2.1
9.	Tyco International Ltd.	2.1
10.	Procter & Gamble Co. / The	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	19.6
Industrials	15.2
Health Care	13.8
Energy	11.3
Materials	9.6
Consumer Staples	8.2
Financials	7.1
Consumer Discretionary	6.6
Utilities	4.3

95.7

Ohio National Fund, Inc.
U.S. Equity Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 95.7%	Shares	Value

CONSUMER DISCRETIONARY – 6.6%
Hotels, Restaurants & Leisure – 0.9%
McDonald’s Corp.	2,070	$129,251

Media – 2.1%
Arbitron, Inc.	6,700	156,914
Time Warner, Inc.	5,100	148,614

		305,528

Multiline Retail – 1.0%
Target Corp.	3,000	145,110

Textiles, Apparel & Luxury Goods – 2.6%
NIKE, Inc. Class B	2,240	147,997
V.F. Corp.	1,060	77,634
Wolverine World Wide, Inc.	5,810	158,148

		383,779

TOTAL CONSUMER DISCRETIONARY		963,668

CONSUMER STAPLES – 8.2%
Food & Staples Retailing – 1.0%
Walgreen Co.	4,050	148,716

Food Products – 2.3%
Campbell Soup Co.	3,290	111,202
ConAgra Foods, Inc.	4,990	115,020
Kellogg Co.	2,090	111,188

		337,410

Household Products – 2.1%
Procter & Gamble Co. / The	4,910	297,693

Tobacco – 2.8%
Altria Group, Inc.	5,820	114,246
Philip Morris International, Inc.	2,930	141,197
Reynolds American, Inc.	3,000	158,910

		414,353

TOTAL CONSUMER STAPLES		1,198,172

ENERGY – 11.3%
Energy Equipment & Services – 3.5%
Diamond Offshore Drilling, Inc.	2,280	224,398
Noble Corp.	5,430	221,001
Transocean Ltd. (a)	910	75,348

		520,747

Oil, Gas & Consumable Fuels – 7.8%
BP PLC – ADR (b)	2,450	142,026
Chevron Corp.	2,840	218,652
China Petroleum & Chemical Corp. – ADR	1,790	157,645
ConocoPhillips	4,190	213,983
Exxon Mobil Corp.	1,930	131,607
Murphy Oil Corp.	2,280	123,576
StatoilHydro ASA – ADR	6,080	151,453

		1,138,942

TOTAL ENERGY		1,659,689

FINANCIALS – 7.1%
Capital Markets – 0.8%
Goldman Sachs Group, Inc. / The	710	119,876

Commercial Banks – 1.8%
Credicorp Ltd.	1,530	117,841
U.S. Bancorp	6,060	136,410

		254,251

Consumer Finance – 2.1%
Cash America International, Inc.	5,580	195,077
Dollar Financial Corp. (a)	4,900	115,934

		311,011

Insurance – 2.4%
Aflac, Inc.	3,170	146,613
Hartford Financial Services Group, Inc. / The	5,970	138,862
Prudential Financial, Inc.	1,400	69,664

		355,139

TOTAL FINANCIALS		1,040,277

HEALTH CARE – 13.8%
Health Care Equipment & Supplies – 1.7%
Becton, Dickinson & Co.	1,090	85,957
Medtronic, Inc.	1,990	87,520
Stryker Corp.	1,470	74,044

		247,521

Health Care Providers & Services – 3.6%
Cardinal Health, Inc.	3,630	117,031
Express Scripts, Inc. (a)	1,310	113,250
Patterson Companies., Inc. (a)	5,300	148,294
UnitedHealth Group, Inc.	2,360	71,933
WellPoint, Inc. (a)	1,260	73,445

		523,953

Life Sciences Tools & Services – 1.0%
Covance, Inc. (a)	2,750	150,068

Pharmaceuticals – 7.5%
Abbott Laboratories	2,730	147,393
Eli Lilly & Co.	6,260	223,545
GlaxoSmithKline PLC – ADR	3,530	149,142
Merck & Co., Inc.	9,090	332,148
Pfizer, Inc.	13,740	249,931

		1,102,159

TOTAL HEALTH CARE		2,023,701

INDUSTRIALS – 15.2%
Aerospace & Defense – 1.1%
Honeywell International, Inc.	4,010	157,192

Airlines – 0.7%
Alaska Air Group, Inc. (a)	2,790	96,422

Electrical Equipment – 0.5%
Emerson Electric Co.	1,750	74,550

Industrial Conglomerates – 5.5%
General Electric Co.	24,150	365,390
Siemens AG – ADR	1,530	140,301
Tyco International Ltd.	8,450	301,496

		807,187

(continued)

Ohio National Fund, Inc.
U.S. Equity Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 95.7%	Shares	Value

Machinery – 2.6%
Harsco Corp.	2,380	$76,707
Parker Hannifin Corp.	5,520	297,418

		374,125

Marine – 0.6%
Navios Maritime Holdings, Inc.	14,930	90,327

Road & Rail – 4.2%
CSX Corp.	6,390	309,851
Union Pacific Corp.	4,850	309,915

		619,766

TOTAL INDUSTRIALS		2,219,569

INFORMATION TECHNOLOGY – 19.6%
Communications Equipment – 2.0%
Cisco Systems, Inc. (a)	12,380	296,377

Computers & Peripherals – 6.2%
Apple, Inc. (a)	730	153,928
Hewlett-Packard Co.	6,660	343,056
International Business Machines Corp.	3,100	405,790

		902,774

Electronic Equipment, Instruments & Components – 0.5%
Avnet, Inc. (a)	2,460	74,194

Internet Software & Services – 2.8%
Google, Inc. Class A (a)	650	402,987

IT Services – 4.5%
Accenture PLC	3,120	129,480
Computer Sciences Corp. (a)	2,900	166,837
Mastercard, Inc. Class A	720	184,305
Visa, Inc.	2,110	184,541

		665,163

Software – 3.6%
Microsoft Corp.	17,430	531,441

TOTAL INFORMATION TECHNOLOGY		2,872,936

MATERIALS – 9.6%
Chemicals – 5.7%
Air Products and Chemicals, Inc.	1,360	110,242
Albemarle Corp.	6,150	223,675
Dow Chemical Co. / The	3,840	106,099
FMC Corp.	2,700	150,552
Praxair, Inc.	1,380	110,828
RPM International, Inc.	6,030	122,590

		823,986

Metals & Mining – 3.9%
Barrick Gold Corp.	1,240	48,831
BHP Billiton Ltd. – ADR	1,420	108,744
Freeport-McMoRan Copper & Gold, Inc.	2,770	222,403
Newmont Mining Corp.	4,110	194,444

		574,422

TOTAL MATERIALS		1,398,408

UTILITIES – 4.3%
Electric Utilities – 2.0%
Edison International	4,060	141,207
Portland General Electric Co.	7,000	142,870

		284,077

Multi-Utilities – 2.3%
Alliant Energy Corp.	2,560	77,465
Dominion Resources Inc.	1,950	75,894
PG&E Corp.	2,460	109,839
Xcel Energy, Inc.	3,600	76,392

		339,590

TOTAL UTILITIES		623,667

Total Common Stocks (Cost $12,139,094)		$14,000,087

Money Market Funds – 4.0%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	585,000	$585,000

Total Money Market Funds (Cost $585,000)		$585,000

Total Investments – 99.7% (Cost $12,724,094) (b)		$14,585,087
Other Assets in Excess of Liabilities – 0.3%		44,915

Net Assets – 100.0%		$14,630,002

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $12,724,094)	$14,585,087
Cash	647
Receivable for securities sold	364,993
Receivable for fund shares sold	1,010
Dividends and accrued interest receivable	27,703
Prepaid expenses and other assets	235

Total assets	14,979,675

Liabilities:
Payable for securities purchased	322,494
Payable for fund shares redeemed	1,763
Payable for investment management services	9,303
Payable for compliance services	1,677
Accrued custody expense	329
Accrued professional fees	11,103
Accrued accounting fees	2,028
Accrued printing and filing fees	976

Total liabilities	349,673

Net assets	$14,630,002

Net assets consist of:
Par value, $1 per share	$1,597,451
Paid-in capital in excess of par value	19,698,292
Accumulated net realized loss on investments	(8,545,817)
Net unrealized appreciation on investments	1,860,993
Undistributed net investment income	19,083

Net assets	$14,630,002

Shares outstanding	1,597,451

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$9.16

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$4,019
Dividends (net of withholding tax of $2,749)	246,832

Total investment income	250,851

Expenses:
Management fees	97,310
Custodian fees	3,040
Directors’ fees	1,384
Professional fees	12,448
Accounting fees	11,445
Printing and filing fees	2,107
Compliance expense	6,376
Other	372

Total expenses	134,482

Net investment income	116,369

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(657,934)
Change in unrealized appreciation/depreciation on investments	2,721,449

Net realized/unrealized gain (loss) on investments	2,063,515

Change in net assets from operations	$2,179,884

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
U.S. Equity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$116,369	$232,808
Net realized gain (loss) on investments and foreign currency related transactions	(657,934)	(7,848,066)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	2,721,449	(4,466,554)

Change in net assets from operations	2,179,884	(12,081,812)

Distributions to shareholders:
Distributions from net investment income	(97,286)	(195,588)

Capital transactions:
Received from shares sold	2,971,249	5,488,668
Received from dividends reinvested	97,286	195,588
Paid for shares redeemed	(3,541,722)	(5,158,816)

Change in net assets from capital transactions	(473,187)	525,440

Change in net assets	1,609,411	(11,751,960)
Net Assets:
Beginning of year	13,020,591	24,772,551

End of year	$14,630,002	$13,020,591

Undistributed net investment income	$19,083	$36,208

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$7.91	$15.45	$13.70	$12.73	$11.71
Operations:
Net investment income (loss)	0.07	0.14	0.06	0.05	—
Net realized and unrealized gain (loss) on investments
and foreign currency related transactions	1.24	(7.56)	1.74	0.96	1.02

Total from operations	1.31	(7.42)	1.80	1.01	1.02

Distributions:
Distributions from net investment income	(0.06)	(0.12)	(0.05)	(0.04)	—

Net asset value, end of year	$9.16	$7.91	$15.45	$13.70	$12.73

Total return	16.57%	–47.98%	13.17%	7.93%	8.71%
Ratios and supplemental data:
Net assets at end of year (millions)	$14.6	$13.0	$24.8	$21.7	$12.7
Ratios to average net assets:
Expenses	1.04%	0.96%	0.91%	0.96%	1.05%
Net investment income (loss)	0.90%	1.19%	0.41%	0.47%	0.03%
Portfolio turnover rate	173%	216%	128%	139%	136%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	24.92%
Five years	3.71%
Since inception (5/1/04)	5.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Balanced Portfolio returned 24.92% versus 20.02% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

Risk was the dominant theme in 2009. From the outset of the year through March 9th, investors shunned all types of risk and worried about the “second Great Depression”, bank and auto nationalization, deflation and hyperinflation all at the same time. From January 1, 2009 through March 9, 2009, the S&P Composite 1500 Index fell 24.90%, the Barclays Capital U.S. Universal Index lost 1.18% and even the “risk free” 10-year U.S. Treasury lost ground as its yield rose from 2.21% to 2.86%.

The only indicator that improved over this time period was the TED Spread. The TED Spread, a gauge of banks’ willingness to lend to one another, fell from its 2009 high of 1.35% on January 1st to 1.11% on March 9th. This one improving indicator proved prescient and it was the banks that reversed the freefall in risky assets on March 10th when Citigroup pre-announced a positive earnings surprise. This announcement, other similar earnings announcements and the favorably perceived results of the major bank stress tests helped lead risky assets to one of their best rallies of all time.

From the open on March 10, 2009 through the close on December 31, 2009, the S&P Composite 1500 Index rose 69.45% while the Barclays Capital U.S. Universal Index rose 9.90%. The Barclays Capital U.S. Universal Index, fueled by strong gains in corporate bonds, advanced in spite of a tremendous sell off in “risk free” securities such as the 10-year U.S. Treasury which saw its yield rise from 2.86% on March 10th to 3.84% to close the year.

The Portfolio’s out-performance in 2009 was generated by several key factors. First, in the equity portion of the Portfolio, we held over-weight positions in the cyclical Information Technology, Consumer Discretionary, Materials, and Industrials sectors which were the top 4 performing sectors within the S&P Composite 1500 Index. Second, our stock and industry holdings within the key cyclical sectors of the S&P Composite 1500 Index out-performed the respective sector benchmark returns. For example, our holdings in the Materials sector returned 104.78% versus a 49.72% return for the S&P Composite 1500 Materials Index, our holdings in Consumer Discretionary returned 72.71% versus a 43.45% return for the S&P Composite 1500 Consumer Discretionary Index, and our holdings in Information Technology returned 68.32% versus a 61.02% return for the S&P 1500 Composite Information Technology Index. Finally, our fixed income allocation rose approximately 14% out-performing the 8.60% return for the Barclays U.S. Universal Index. This out-performance was due in large part to the Portfolio’s over-weight position in corporate bonds and under-weight position in Treasury bonds.(1)

Our top five contributors to overall return were TJX Cos., Inc., Ashland, Inc., Google, Inc., Massey Energy Co. and Tech Data Corp. Our five largest detractors from performance were DryShips Inc., AFLAC, Inc., Pfizer, Inc., Exxon Mobil Corp. and Bank of America Corp. Our top five performers were Ashland Inc., Tech Data Corp., Massey Energy Co., Cognizant Technology Solutions Corp. and Google, Inc. Our five worst performers were DryShips Inc., Bank of America Corp., AFLAC, Inc., Republic Airways Holdings, Inc. and The Kroger Co.(1)

One slight change was made to our investment methodology during the year. Starting in February of 2009, we began to use company specific bond yields to account for risk rather than relying on company specific betas factored by the Moody’s Aaa Index. We feel this minor adjustment gives us a more reliable and timely indicator of risk premiums on a company specific level and allows us to be more precise in choosing the allocation between stocks and bonds. For example, after June 2nd we felt stocks were fairly valued with an overall market value-to-price (VP) ratio of 1.00 and, on the following day, rotated $998,729 or roughly 9% of the Portfolio out of equities and into cash and bonds. This proved to be an effective move as equities, as measured by the S&P Composite 1500 Index, fell 2.45% while bonds, as measured by the Barclay’s U.S. Universal Bond Index, rose 1.11% from June 4, 2009 through June 30, 2009. Aside from the slight modification noted above, there were no environmental changes that affected the management of the Portfolio and we were not disappointed by any environmental factors.(1)

Going into 2010, we are optimistic about the overall markets and certain areas specifically. We feel the equity market is undervalued with an overall 1.08 VP as of year end. More specifically we believe that large, blue chip companies are compelling while their higher beta, smaller cap peers appear slightly overvalued. We also continue to see value in corporate bonds and little value in Treasury securities. In sum, we believe investors will continue to be rewarded for moving out of “risk free” assets and into riskier assets, albeit large cap high quality risky assets.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted Index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Hewlett-Packard Co.	2.1
2.	PPL Energy Supply LLC 6.500%, 05/01/2018	1.9
3.	Google, Inc. Class A	1.8
4.	General Electric Co.	1.7
5.	Wells Fargo Capital XI 6.250%, cumulative	1.7
6.	Exxon Mobil Corp.	1.6
7.	TJX Cos., Inc. / The	1.6
8.	Rohm & Haas Co. 5.600%, 03/15/2013	1.6
9.	International Business Machines Corp.	1.5
10.	American Express Credit Corp. 0.351%, 02/24/2012	1.4

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	60.7
Preferred Stocks (3)	1.6
Corporate Bonds (3)	31.1
U.S. Government Agency Issues	1.9
Money Market Funds and Other Net Assets	4.7

100.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	25.0
Health Care	12.6
Information Technology	12.4
Industrials	9.2
Utilities	8.4
Consumer Discretionary	7.4
Materials	6.5
Energy	6.1
Consumer Staples	4.4
Telecommunication Services	1.4

93.4

Ohio National Fund, Inc.
Balanced Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 60.7%	Shares	Value

CONSUMER DISCRETIONARY – 4.4%
Media – 1.1%
Comcast Corp. Class A	9,000	$151,740

Multiline Retail – 1.0%
Target Corp.	2,700	130,599

Specialty Retail – 1.6%
TJX Cos., Inc. / The	6,000	219,300

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. Class B	1,500	99,105

TOTAL CONSUMER DISCRETIONARY		600,744

CONSUMER STAPLES – 3.6%
Beverages – 0.6%
Coca-Cola Co. / The	1,500	85,500

Food & Staples Retailing – 1.5%
CVS Caremark Corp.	3,600	115,956
Kroger Co. / The	4,000	82,120

		198,076

Household Products – 0.5%
Kimberly-Clark Corp.	1,100	70,081

Tobacco – 1.0%
Altria Group, Inc.	7,000	137,410

TOTAL CONSUMER STAPLES		491,067

ENERGY – 5.3%
Energy Equipment & Services – 1.3%
Diamond Offshore Drilling, Inc.	1,000	98,420
Transocean Ltd. (a)	1,000	82,800

		181,220

Oil, Gas & Consumable Fuels – 4.0%
Chevron Corp.	2,500	192,475
Exxon Mobil Corp.	3,250	221,617
PetroChina Co Ltd. – ADR	500	59,480
Statoil ASA – ADR	2,500	62,275

		535,847

TOTAL ENERGY		717,067

FINANCIALS – 9.0%
Commercial Banks – 0.8%
Shinhan Financial Group Co Ltd. – ADR (a)	500	37,140
U.S. Bancorp	3,000	67,530

		104,670

Consumer Finance – 2.6%
EZCORP, Inc. (a)	9,000	154,890
World Acceptance Corp. (a)	5,400	193,482

		348,372

Insurance – 4.6%
Aflac, Inc.	1,700	78,625
Allstate Corp. / The	2,500	75,100
Delphi Financial Group, Inc.	3,000	67,110
HCC Insurance Holdings, Inc.	4,500	125,865
Reinsurance Group America, Inc.	1,000	47,650
Sun Life Financial, Inc.	2,500	71,800
Travelers Companies, Inc. / The	1,500	74,790
Willis Group Holdings Ltd.	3,500	92,330

		633,270

Real Estate Investment Trusts – 1.0%
Annaly Capital Management, Inc.	7,800	135,330

TOTAL FINANCIALS		1,221,642

HEALTH CARE – 12.6%
Health Care Equipment & Supplies – 2.1%
Covidien PLC	3,000	143,670
Stryker Corp.	2,950	148,591

		292,261

Health Care Providers & Services – 3.2%
Aetna, Inc.	3,000	95,100
AmerisourceBergen Corp.	2,000	52,140
Cardinal Health, Inc.	1,000	32,240
Laboratory Corporation of America Holdings (a)	1,800	134,712
McKesson Corp.	2,000	125,000

		439,192

Pharmaceuticals – 7.3%
Abbott Laboratories	2,500	134,975
Bayer AG – ADR	1,000	79,800
Eli Lily & Co.	2,000	71,420
GlaxoSmithKline PLC – ADR	3,170	133,932
Johnson & Johnson	2,050	132,041
Merck & Co Inc.	4,000	146,160
Novartis AG – ADR	2,760	150,227
Pfizer, Inc.	7,500	136,425

		984,980

TOTAL HEALTH CARE		1,716,433

INDUSTRIALS – 7.4%
Aerospace & Defense – 2.0%
General Dynamics Corp.	1,500	102,255
L-3 Communications Holdings Inc.	1,300	113,035
Lockheed Martin Corp.	400	30,140
Northrop Grumman Corp.	500	27,925

		273,355

Airlines – 0.4%
Republic Airways Holdings, Inc. (a)	6,500	48,035

Electrical Equipment – 0.7%
Hubbell, Inc.	2,000	94,600

Industrial Conglomerates – 2.5%
General Electric Co.	15,000	226,950
Siemens AG – ADR	1,300	119,210

		346,160

Machinery – 0.8%
Pall Corp.	2,000	72,400
Parker Hannifin Corp.	700	37,716

		110,116

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 60.7%	Shares	Value

Road & Rail – 1.0%
Union Pacific Corp.	2,100	$134,190

TOTAL INDUSTRIALS		1,006,456

INFORMATION TECHNOLOGY – 10.9%
Computers & Peripherals – 3.6%
Hewlett-Packard Co.	5,420	279,184
International Business Machines Corp.	1,600	209,440

		488,624

Electronic Equipment, Instruments & Components – 0.9%
Avnet, Inc. (a)	2,500	75,400
Insight Enterprises, Inc. (a)	4,000	45,680

		121,080

Internet Software & Services – 1.8%
Google, Inc. Class A (a)	400	247,992

IT Services – 3.5%
Accenture PLC	3,380	140,270
Automatic Data Processing, Inc.	2,500	107,050
Cognizant Technology Solutions Corp. Class A (a)	1,910	86,523
Mastercard, Inc. Class A	520	133,110

		466,953

Software – 1.1%
Microsoft Corp.	5,020	153,060

TOTAL INFORMATION TECHNOLOGY		1,477,709

MATERIALS – 2.2%
Chemicals – 2.2%
FMC Corp.	2,000	111,520
Lubrizol Corp.	2,500	182,375

TOTAL MATERIALS		293,895

TELECOMMUNICATION SERVICES – 1.4%
Diversified Telecommunication Services – 1.4%
AT&T, Inc.	2,300	64,469
Telefonica SA – ADR	1,520	126,950

TOTAL TELECOMMUNICATION SERVICES		191,419

UTILITIES – 3.9%
Electric Utilities – 1.7%
NV Energy, Inc.	4,990	61,776
Portland General Electric Co.	3,250	66,333
Progress Energy, Inc.	2,500	102,525

		230,634

Gas Utilities – 1.1%
Southwest Gas Corp.	5,000	142,650

Multi-Utilities – 1.1%
Consolidated Edison, Inc.	1,500	68,145
Public Service Enterprise Group, Inc.	2,500	83,125

		151,270

TOTAL UTILITIES		524,554

Total Common Stocks (Cost $7,342,997)		$8,240,986

Preferred Stocks – 1.6%	Shares	Value

FINANCIALS – 1.6%
Commercial Banks – 1.6%
Wells Fargo Capital XI 6.250%, cumulative	10,000	$224,900

Total Preferred Stocks (Cost $205,310)		$224,900

	Face
Corporate Bonds – 31.1%	Amount	Value

CONSUMER DISCRETIONARY – 3.0%
Automobiles – 0.2%
Daimler Finance North America LLC 6.500%, 11/15/2013	$30,000	$32,915

Household Durables – 1.3%
Black & Decker Corp. / The 8.950%, 04/15/2014	100,000	118,336
Fortune Brands, Inc. 4.875%, 12/01/2013	50,000	51,117

		169,453

Leisure Equipment & Products – 0.3%
Eastman Kodak Co. 7.250%, 11/15/2013	50,000	41,500

Multiline Retail – 1.2%
Dillard’s, Inc. 9.125%, 08/01/2011	46,000	46,000
Nordstrom, Inc. 6.750%, 06/01/2014	100,000	111,787

		157,787

TOTAL CONSUMER DISCRETIONARY		401,655

CONSUMER STAPLES – 0.8%
Tobacco – 0.8%
Reynolds American, Inc. 7.250%, 06/01/2013	100,000	109,185

TOTAL CONSUMER STAPLES		109,185

ENERGY – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Petrobras International Finance Co. 7.750%, 09/15/2014	50,000	58,500
Williams Companies, Inc. / The 7.125%, 09/01/2011	50,000	53,456

TOTAL ENERGY		111,956

FINANCIALS – 14.4%
Capital Markets – 5.3%
Goldman Sachs Group, Inc. / The 5.125%, 01/15/2015	100,000	105,192
Merrill Lynch & Co., Inc. 5.450%, 02/05/2013	150,000	157,952
5.000%, 02/03/2014	10,000	10,129
0.760%, 05/05/2014 (b)	150,000	143,135

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
Corporate Bonds – 31.1%	Amount	Value

Capital Markets (continued)
Morgan Stanley 0.564%, 01/15/2010 (b)	$100,000	$100,007
0.764%, 10/15/2015 (b)	100,000	93,910
5.375%, 10/15/2015	100,000	103,453

		713,778

Commercial Banks – 1.0%
UBS AG 5.875%, 12/20/2017	50,000	51,466
Wells Fargo Bank 0.483%, 05/16/2016 (b)	100,000	88,685

		140,151

Consumer Finance – 3.3%
American Express Credit Corp. 0.351%, 02/24/2012 (b)	200,000	195,564
American General Finance 4.625%, 09/01/2010	50,000	48,466
HSBC Finance Corp. 7.000%, 05/15/2012	50,000	54,398
6.375%, 11/27/2012	50,000	54,488
2.020%, 11/10/2013 (b)	100,000	96,215

		449,131

Diversified Financial Services – 1.3%
Bank of America NA 0.554%, 06/15/2017 (b)	50,000	42,561
Bear Stearns Companies LLC / The 0.657%, 11/21/2016 (b)	50,000	45,634
Citigroup, Inc. 5.300%, 10/17/2012	50,000	52,121
5.125%, 05/05/2014	40,000	39,850

		180,166

Insurance – 2.7%
American International Group, Inc. 5.375%, 10/18/2011	50,000	49,677
Swiss Re Solutions Holding Corp. 7.000%, 02/15/2026	40,000	39,175
Hartford Financial Services Group, Inc. / The 5.250%, 10/15/2011	50,000	51,623
5.375%, 03/15/2017	50,000	47,733
Prudential Financial, Inc. 5.100%, 09/20/2014	100,000	104,372
6.100%, 06/15/2017	50,000	51,833
Unum Group 7.190%, 02/01/2028	30,000	24,697

		369,110

Real Estate Investment Trusts – 0.8%
Simon Property Group LP 5.450%, 03/15/2013	100,000	102,561

TOTAL FINANCIALS		1,954,897

INDUSTRIALS – 1.8%
Industrial Conglomerates – 0.1%
General Electric Co. 5.000%, 02/01/2013	15,000	15,881

Machinery – 0.9%
Ingersoll-Rand Global Holding Co. 9.500%, 04/15/2014	100,000	119,601

Road & Rail – 0.8%
Ryder System, Inc. 5.000%, 04/01/2011	100,000	102,204

TOTAL INDUSTRIALS		237,686

INFORMATION TECHNOLOGY – 1.5%
IT Services – 0.8%
Western Union Co. / The 5.400%, 11/17/2011	100,000	106,816

Office Electronics – 0.7%
Xerox Corp. 5.650%, 05/15/2013	100,000	104,276

TOTAL INFORMATION TECHNOLOGY		211,092

MATERIALS – 4.3%
Chemicals – 3.6%
Dow Chemical Co. / The 6.000%, 10/01/2012	100,000	107,639
7.600%, 05/15/2014	100,000	113,896
E.I. Du Pont de Nemours & Co. 5.000%, 07/15/2013	50,000	53,906
Rohm & Haas Co. 5.600%, 03/15/2013	200,000	211,240

		486,681

Metals & Mining – 0.7%
Alcoa, Inc. 6.500%, 06/01/2011	100,000	105,481

TOTAL MATERIALS		592,162

UTILITIES – 4.5%
Electric Utilities – 2.6%
Arizona Public Service Co. 6.375%, 10/15/2011	50,000	53,547
DPL, Inc. 6.875%, 09/01/2011	150,000	160,372
Exelon Generation Co. LLC 5.350%, 01/15/2014	100,000	105,665
PSEG Energy Holdings LLC 8.500%, 06/15/2011	25,000	26,281

		345,865

Independent Power Producers & Energy Traders – 1.9%
PPL Energy Supply LLC 6.500%, 05/01/2018	$250,000	$261,093

TOTAL UTILITIES		606,958

Total Corporate Bonds (Cost $3,958,754)		$4,225,591

(continued)

Ohio National Fund, Inc.
Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2009

	Face
U.S. Government Agency Issues – 1.9%	Amount	Value

Federal Home Loan Bank 4.500%, 09/16/2013	$20,000	$21,610
5.375%, 08/15/2018	20,000	21,712
Federal National Mortgage Association 5.500%, 03/15/2011	100,000	105,711
5.250%, 08/01/2012	100,000	106,778

Total U.S. Government Agency Issues (Cost $240,926)		$255,811

Money Market Funds – 4.3%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	580,000	$580,000

Total Money Market Funds (Cost $580,000)		$580,000

Total Investments – 99.6% (Cost $12,327,987) (c)		$13,527,288
Other Assets in Excess of Liabilities – 0.4%		55,059

Net Assets – 100.0%		$13,582,347

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is a variable rate instrument in which the coupon rate is adjusted monthly or quarterly in concert with U.S. LIBOR or Consumer Price Index. Interest rates stated are those in effect at December 31, 2009.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $12,327,987)	$13,527,288
Cash	347
Receivable for fund shares sold	6,285
Dividends and accrued interest receivable	73,621
Prepaid expenses and other assets	205

Total assets	13,607,746

Liabilities:
Payable for fund shares redeemed	498
Payable for investment management services	7,405
Payable for compliance services	1,677
Accrued custody expense	106
Accrued professional fees	11,102
Accrued accounting fees	3,582
Accrued printing and filing fees	903
Other accrued expenses	126

Total liabilities	25,399

Net assets	$13,582,347

Net assets consist of:
Par value, $1 per share	$1,034,552
Paid-in capital in excess of par value	13,023,095
Accumulated net realized loss on investments	(1,720,803)
Net unrealized appreciation/depreciation on:
Investments	1,199,301
Foreign currency related transactions	16
Undistributed net investment income	46,186

Net assets	$13,582,347

Shares outstanding	1,034,552

Authorized Fund shares allocated to Portfolio	3,000,000

Net asset value per share	$13.13

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$247,375
Dividends (net of withholding tax of $2,800)	210,166

Total investment income	457,541

Expenses:
Management fees	79,818
Custodian fees	1,331
Directors’ fees	1,211
Professional fees	12,345
Accounting fees	18,446
Printing and filing fees	1,922
Compliance expense	6,376
Other	277

Total expenses	121,726

Net investment income	335,815

Realized/unrealized gain (loss) on investments
and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(190,772)
Foreign currency related transactions	(9)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	2,509,467

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	2,318,686

Change in net assets from operations	$2,654,501

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Balanced Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$335,815	$251,540
Net realized gain (loss) on investments and foreign currency related transactions	(190,781)	(1,530,107)
Change in unrealized appreciation/depreciation on investments	2,509,467	(2,184,764)

Change in net assets from operations	2,654,501	(3,463,331)

Distributions to shareholders:
Distributions from net investment income	(289,620)	—

Capital transactions:
Received from shares sold	4,421,101	5,969,464
Received from dividends reinvested	289,620	—
Paid for shares redeemed	(3,118,826)	(3,837,953)

Change in net assets from capital transactions	1,591,895	2,131,511

Change in net assets	3,956,776	(1,331,820)
Net Assets:
Beginning of year	9,625,571	10,957,391

End of year	$13,582,347	$9,625,571

Undistributed net investment income	$46,186	$251,129

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$10.74	$14.70	$13.09	$11.70	$11.33
Operations:
Net investment income	0.29	0.25	0.20	0.17	0.06
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	2.39	(4.21)	1.41	1.37	0.33

Total from operations	2.68	(3.96)	1.61	1.54	0.39

Distributions:
Distributions from net investment income	(0.29)	—	—	(0.15)	(0.02)

Net asset value, end of year	$13.13	$10.74	$14.70	$13.09	$11.70

Total return	24.92%	–26.94%	12.30%	13.12%	3.47%
Ratios and supplemental data:
Net assets at end of year (millions)	$13.6	$9.6	$11.0	$7.6	$4.1
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.08%	1.09%	1.13%	1.31%	1.50%
Net investment income	2.99%	2.29%	1.77%	1.95%	0.99%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.08%	1.09%	1.13%	1.31%	1.55%
Net investment income	2.99%	2.29%	1.77%	1.95%	0.93%
Portfolio turnover rate	72%	80%	81%	105%	118%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing within under-priced industries.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	13.14%
Five years	0.81%
Since inception (5/1/04)	2.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Income Opportunity Portfolio returned 13.14% versus 27.25% for the current benchmark, the S&P Composite 1500 Index.

Coming off one of the worst declines in stock market history — in 2008 the S&P 500 Index fell 36.9% — the market went into a free fall early in 2009. From the end of 2008 to March 9, 2009, the S&P 500 Index dropped 24.6%. Markets around the world were spiraling downward as panic spread that the global economy may be falling into another Great Depression. Then, suddenly on March 9, 2009, the market changed course and began a furious rally catapulting the S&P 500 Index up 37.8% over about a two-month period, between March 9 and May 8, 2009, as tensions eased that world economies were falling off a cliff. The U.S. equity market continued on a strong upward path for the rest of the year, and by the end of the historic roller coaster ride the S&P 500 Index was up 26.5% for the year.

Over the course of the year, economic data slowly started to stabilize going from disastrous to quite strong. First quarter Gross Domestic Product (GDP) was down 6.40%, but in the second quarter the economy seemed to be bottoming out with GDP falling just .70%. As has historically been the case, the stock market started to rally ahead of the turn around in the economy. So, even though the economy was doing poorly headed into March 9, the stock market anticipated an economic turnaround and headed higher prior to a positive GDP number. In the third quarter GDP came in at positive 2.20%, confirming what equity investors were looking for as they scooped up bargains several months prior to the release of this positive GDP number.

From a sector perspective, as fears subsided that the world financial system would completely collapse investors rushed in to buy beaten down stocks in the Financials sector. For the period from March 9 to December 31, 2009, the S&P Composite 1500 Financials Index was up just over 124%. Investors also flocked to cyclical sectors such as Materials and Consumer Discretionary as the economy turned around. Over this same period, the S&P Composite 1500 Materials Index rose 92.3%, and the S&P Composite 1500 Consumer Discretionary Index gained 89.8%. Meanwhile, more defensive oriented sectors, those that tend to hold up well in unfavorable economic conditions, also rose but not nearly as much. For example, the S&P Composite 1500 Consumer Staples Index was up 41.7% from March 9 to December 31, 2009.

Amid one of the most turbulent markets in history, the Portfolio rose 13.14% for the year, trailing the S&P Composite 1500 Index which rose 27.25%. However, the Portfolio was less volatile than its benchmark, providing a smoother, calmer ride for investors. The beta of the Portfolio — a statistic that measures the price movements of the Portfolio relative to the price movements of its benchmark — was .52 based on weekly returns, indicating that it was about half as volatile as its benchmark index.(1)

This year’s return performance and volatility provides an excellent example of the trade-off associated with the options hedging strategy that is used in this Portfolio. Over the long-term, the strategy of writing index call options and buying index put options is intended to reduce the effects of market volatility on the Portfolio. The trade-off, however, is that the hedging strategy can limit the upside potential of the Portfolio.

In extreme cases, periods when the market moves dramatically in either direction in a very short period, the trade-off associated with this strategy can be stark. For example, over a seven day trading period this year, from March 9 to March 18, the benchmark index soared 17.72% while the Portfolio rose just 3.35%. This seven day trading period accounted for virtually all of the under-performance of the Portfolio vs. its benchmark index this year. On the other hand, when the market plummeted over a five day period — from October 3 to October 7, 2008— the benchmark fell 17.92% while the Portfolio dropped just 3.21%.

Drilling down further into the equity performance, our top five contributors were Exxon Mobil Corp., Ashland Inc., Cognizant Technology Solutions Corp., The Procter & Gamble Co., and The Goldman Sachs Group, Inc. The five largest detractors from the Portfolio’s performance were Apple, Inc., SkyWest Inc., MetLife, Inc., Allianz SE, and Sunoco Inc. Our top total return performing stocks were Mechel OAO, Ashland Inc., Cognizant Technology Solutions Corp., Guess?, Inc., and Ing Groep N.V. Our bottom total return performing stocks were Allianz SE, DryShips Inc., SkyWest Inc., AFLAC, Inc., and Heartland Payment Systems Inc.(1)

It is important to note that last year we did make a slight adjustment to our valuation model. Following the almost unprecedented market free fall in 2008, we re-examined our quantitative valuation model to see if we could fine tune our ability to more accurately value stocks. Based on comprehensive research we concluded that a minor adjustment was justified. The adjustment we made slightly modified how we account for company specific risk in our model. Prior to 2008, we used a proxy for the interest rate associated with investment grade bonds — the Moody’s AAA bond yield Index — as the variable to account for company specific risk. However, after comprehensive research, we

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

adjusted this variable in our model. Starting in February 2009, we stopped using the Moody’s AAA proxy as the bond yield and instead we now use company specific bond yields.

Looking ahead to 2010, we believe the market will continue on its upward trajectory. With economic conditions improving and company earnings generally growing again, the fears that gripped the market early last year have faded considerably. We believe the market is about 8% under-priced as we start 2009. Should corporate credit spreads continue to narrow as they have been for some time now, this could provide a further boost to equity valuations. Keeping in line with this outlook, the Portfolio is fully invested. Further, in keeping with the Portfolio’s stated strategy we will continue to hedge our equity holdings.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. Companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	99.7
Purchased Options	0.1
Written Options Outstanding	(2.1)
Money Market Funds Less Net Liabilities	2.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Microsoft Corp.	4.6
2.	International Business Machines Corp.	2.5
3.	Hewlett-Packard Co.	2.1
4.	Kimberly-Clark Corp.	2.0
5.	Merck & Co, Inc.	2.0
6.	Google, Inc. Class A	1.9
7.	ConocoPhillips	1.8
8.	Pfizer, Inc.	1.6
9.	Medtronic, Inc.	1.6
10.	Apple, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Health Care	20.2
Information Technology	18.4
Consumer Staples	13.7
Industrials	12.6
Financials	7.6
Energy	7.2
Consumer Discretionary	7.0
Utilities	6.6
Materials	4.8
Telecommunication Services	1.6

99.7

Ohio National Fund, Inc.
Income Opportunity Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 99.7%	Shares	Value

CONSUMER DISCRETIONARY – 7.0%
Media – 3.4%
Arbitron, Inc.	2,100	$49,182
Time Warner Cable, Inc. (b)	1,100	45,529
Time Warner, Inc.	1,200	34,968
Walt Disney Co. / The (b)	3,100	99,975

		229,654

Multiline Retail – 0.9%
Target Corp. (b)	1,300	62,881

Specialty Retail – 0.7%
TJX Cos., Inc. / The (b)	1,300	47,515

Textiles, Apparel & Luxury Goods – 2.0%
NIKE, Inc. Class B (b)	900	59,463
V.F. Corp.	300	21,972
Wolverine World Wide, Inc. (b)	1,800	48,996

		130,431

TOTAL CONSUMER DISCRETIONARY		470,481

CONSUMER STAPLES – 13.7%
Beverages – 2.4%
Constellation Brands, Inc. Class A (a)	1,700	27,081
Pepsi Bottling Group, Inc. / The (b)	900	33,750
PepsiCo, Inc. (b)	1,600	97,280

		158,111

Food & Staples Retailing – 2.3%
Sysco Corp. (b)	3,400	94,996
Walgreen Co. (b)	1,700	62,424

		157,420

Food Products – 2.9%
Campbell Soup Co. (b)	2,300	77,740
ConAgra Foods, Inc.	2,000	46,100
Kellogg Co.	700	37,240
Unilever NV	1,100	35,563

		196,643

Household Products – 3.3%
Clorox Co. / The	800	48,800
Kimberly-Clark Corp. (b)	2,100	133,791
Procter & Gamble Co. / The	600	36,378

		218,969

Tobacco – 2.8%
Altria Group, Inc. (b)	5,200	102,076
Lorillard, Inc.	400	32,092
Reynolds American, Inc. (b)	1,000	52,970

		187,138

TOTAL CONSUMER STAPLES		918,281

ENERGY – 7.2%
Energy Equipment & Services – 1.6%
Atwood Oceanics, Inc. (a) (b)	1,400	50,190
Diamond Offshore Drilling, Inc. (b)	400	39,368
Transocean Ltd. (a) (b)	200	16,560

		106,118

Oil, Gas & Consumable Fuels – 5.6%
BP PLC – ADR	800	46,376
Chevron Corp. (b)	1,200	92,388
ConocoPhillips (b)	2,400	122,568
Occidental Petroleum Corp. (b)	900	73,215
Royal Dutch Shell PLC – ADR	700	42,077

		376,624

TOTAL ENERGY		482,742

FINANCIALS – 7.6%
Capital Markets – 0.9%
Ameriprise Financial, Inc. (b)	800	31,056
Deutsche Bank AG (b)	400	28,364

		59,420

Commercial Banks – 1.6%
Credicorp Ltd. (b)	400	30,808
PNC Financial Services Group, Inc. (b)	700	36,953
U.S. Bancorp	1,700	38,267

		106,028

Consumer Finance – 0.5%
Cash America International, Inc. (b)	1,000	34,960

Insurance – 4.6%
Allianz SE – ADR (b)	2,300	28,635
Allstate Corp. / The (b)	1,600	48,064
Everest Re Group, Ltd.	300	25,704
Loews Corp.	1,000	36,350
PartnerRe Ltd.	500	37,330
Prudential Financial, Inc. (b)	1,100	54,736
Reinsurance Group of America, Inc.	500	23,825
Travelers Companies, Inc. / The (b)	1,000	49,860

		304,504

TOTAL FINANCIALS		504,912

HEALTH CARE – 20.2%
Health Care Equipment & Supplies – 4.2%
Becton, Dickinson & Co.	600	47,316
Medtronic, Inc. (b)	2,400	105,552
Stryker Corp. (b)	1,300	65,481
Varian Medical Systems, Inc. (a) (b)	1,300	60,905

		279,254

Health Care Providers & Services – 7.0%
Aetna, Inc.	2,200	69,740
AmerisourceBergen Corp. (b)	3,400	88,638
Cardinal Health, Inc. (b)	1,900	61,256
Express Scripts, Inc. (a) (b)	1,000	86,450
Humana, Inc. (a)	1,200	52,668
Patterson Companies., Inc. (a)	1,700	47,566
Quest Diagnostics, Inc. (b)	1,100	66,418

		472,736

Pharmaceuticals – 9.0%
Abbott Laboratories (b)	1,900	102,581
Allergan, Inc. (b)	600	37,806
GlaxoSmithKline PLC – ADR (b)	2,100	88,725
Medicis Pharmaceutical Corp. Class A	800	21,640

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 99.7%	Shares	Value

Pharmaceuticals (continued)
Merck & Co, Inc. (b)	3,600	$131,544
Mylan, Inc. (a)	1,100	20,273
Novartis AG – ADR (b)	1,000	54,430
Pfizer, Inc. (b)	6,000	109,140
Sanofi-Aventis – ADR	900	35,343

		601,482

TOTAL HEALTH CARE		1,353,472

INDUSTRIALS – 12.6%
Aerospace & Defense – 3.6%
General Dynamics Corp.	500	34,085
Honeywell International, Inc.	800	31,360
Northrop Grumman Corp.	1,400	78,190
United Technologies Corp. (b)	1,400	97,174

		240,809

Commercial Services & Supplies – 0.5%
ATC Technology Corp. (a) (b)	1,300	31,005

Electrical Equipment – 0.7%
Cooper Industries PLC	500	21,320
Hubbell, Inc. (b)	600	28,380

		49,700

Industrial Conglomerates – 3.4%
3M Co. (b)	1,100	90,937
General Electric Co. (b)	4,200	63,546
Siemens AG – ADR (b)	800	73,360

		227,843

Machinery – 1.4%
Eaton Corp.	400	25,448
Parker Hannifin Corp.	400	21,552
Snap-On, Inc. (b)	1,100	46,486

		93,486

Road & Rail – 2.3%
CSX Corp. (b)	1,700	82,433
Union Pacific Corp. (b)	1,100	70,290

		152,723

Trading Companies & Distributors – 0.7%
W.W. Grainger, Inc. (b)	500	48,415

TOTAL INDUSTRIALS		843,981

INFORMATION TECHNOLOGY – 18.4%
Computers & Peripherals – 6.9%
Apple, Inc. (a) (b)	500	105,430
Hewlett-Packard Co.	2,700	139,077
International Business Machines Corp. (b)	1,300	170,170
Western Digital Corp. (a)	1,000	44,150

		458,827

Internet Software & Services – 1.9%
AOL, Inc. (a)	109	2,538
Google, Inc. Class A (a) (b)	200	123,996

		126,534

IT Services – 4.5%
Accenture PLC	1,100	45,650
Amdocs Ltd. (a)	2,700	77,031
Computer Sciences Corp. (a)	1,000	57,530
MasterCard, Inc. Class A	200	51,196
Visa, Inc. (b)	800	69,968

		301,375

Semiconductors & Semiconductor Equipment – 0.6%
Intel Corp. (b)	2,000	40,800

Software – 4.5%
Microsoft Corp. (b)	10,000	304,900

TOTAL INFORMATION TECHNOLOGY		1,232,436

MATERIALS – 4.8%
Chemicals – 3.0%
Air Products and Chemicals, Inc.	500	40,530
Ecolab, Inc.	500	22,290
Lubrizol Corp. (b)	700	51,065
Potash Corp. of Saskatchewan, Inc.	800	86,800

		200,685

Metals & Mining – 1.8%
BHP Billiton Ltd. – ADR	300	22,974
Freeport-McMoRan Copper & Gold, Inc. (b)	600	48,174
Newmont Mining Corp. (b)	1,000	47,310
		118,458

TOTAL MATERIALS		319,143

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	1,300	36,439
Verizon Communications, Inc.	1,100	36,443

		72,882

Wireless Telecommunication Services – 0.5%
America Movil SAB de C.V. – ADR	700	32,886

TOTAL TELECOMMUNICATION SERVICES		105,768

UTILITIES – 6.6%
Electric Utilities – 2.0%
American Electric Power Co., Inc. (b)	1,700	59,143
Pinnacle West Capital Corp.	900	32,922
Southern Co. / The	1,300	43,316

		135,381

Gas Utilities – 1.2%
AGL Resources, Inc.	1,100	40,117
ONEOK, Inc.	900	40,113

		80,230

Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group, Inc.	600	21,102

Multi-Utilities – 3.1%
Consolidated Edison, Inc.	900	40,887
Sempra Energy	800	44,784

(continued)

Ohio National Fund, Inc.
Income Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 99.7%	Shares	Value

Multi-Utilities (continued)
Wisconsin Energy Corp.	1,500	$74,745
Xcel Energy, Inc.	2,000	42,440

		202,856

TOTAL UTILITIES		439,569

Total Common Stocks (Cost $5,857,572)		$6,670,785

Purchased Options – 0.1%	Contracts (c)	Value

S&P 500 Index Put Option
Expiration: January 2010,
Exercise Price: $1,050.00	23	$6,555

Total Purchased Options (Cost $20,089)		$6,555

Money Market Funds – 12.4%	Shares	Value

Federated Prime Cash Obligations Fund Institutional Class	372,000	$372,000
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	376,000	376,000
Fidelity Institutional Money Market Funds
Prime Money Market Portfolio – Class I	84,000	84,000

Total Money Market Funds (Cost $832,000)		$832,000

Total Investments – 112.2% (Cost $6,709,661) (d)		$7,509,340
Total Written Options Outstanding – (2.1)% (see following schedule)		(141,112)
Other Liabilities in Excess of Other Assets – (10.1)%		(676,780)

Net Assets – 100.0%		$6,691,448

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(c)	100 shares per contract.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

Schedule of Written Options Outstanding	December 31, 2009

Call Options	Contracts*	Value

S&P 500 Index Call Option
Expiration: January 2010,
Exercise Price: $1,105.00	62	$141,112

Total Written Options Outstanding (Premiums received $120,692)		$141,112

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $6,709,661)	$7,509,340
Cash	114
Receivable for fund shares sold	4,149
Dividends and accrued interest receivable	14,155
Prepaid expenses and other assets	97

Total assets	7,527,855

Liabilities:
Margin payable to prime broker	674,844
Options written, at value (premiums received of $120,692)	141,112
Payable for fund shares redeemed	218
Payable for investment management services	4,412
Payable for compliance services	1,677
Accrued custody expense	738
Accrued professional fees	11,092
Accrued accounting fees	1,879
Accrued printing and filing fees	435

Total liabilities	836,407

Net assets	$6,691,448

Net assets consist of:
Par value, $1 per share	$598,125
Paid-in capital in excess of par value	5,843,900
Accumulated net realized loss on investments	(549,876)
Net unrealized appreciation/depreciation on:
Investments	799,679
Written options	(20,420)
Undistributed net investment income	20,040

Net assets	$6,691,448

Shares outstanding	598,125

Authorized Fund shares allocated to Portfolio	3,000,000

Net asset value per share	$11.19

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$2,385
Dividends (net of withholding tax of $907)	103,020

Total investment income	105,405

Expenses:
Management fees	43,028
Custodian fees	10,197
Directors’ fees	602
Professional fees	12,005
Accounting fees	10,564
Printing and filing fees	913
Compliance expense	6,376
Other	119

Total expenses	83,804

Net investment income	21,601

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	130,262
Foreign currency related transactions	3
Written options	(421,067)
Change in unrealized appreciation/depreciation on:
Investments	1,090,904
Written options	5,831

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	805,933

Change in net assets from operations	$827,534

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Income Opportunity Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$21,601	$46,558
Net realized gain (loss) on investments, foreign currency related transactions, and written options	(290,802)	(109,701)
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	1,096,735	(1,018,989)

Change in net assets from operations	827,534	(1,082,132)

Capital transactions:
Received from shares sold	3,291,911	1,537,866
Paid for shares redeemed	(1,941,532)	(1,124,981)

Change in net assets from capital transactions	1,350,379	412,885

Change in net assets	2,177,913	(669,247)
Net Assets:
Beginning of year	4,513,535	5,182,782

End of year	$6,691,448	$4,513,535

Undistributed net investment income	$20,040	$45,735

 Financial Highlights

	Years Ended December 31,
	2009	2008	2007	2006	2005

Selected Per-Share Data:
Net asset value, beginning of year	$9.89	$12.49	$11.53	$11.07	$10.75
Operations:
Net investment income (loss)	0.01	0.10	—	0.01	(0.04)
Net realized and unrealized gain (loss) on investments, foreign
currency related transactions, and written options	1.29	(2.70)	0.96	0.45	0.36

Total from operations	1.30	(2.60)	0.96	0.46	0.32

Net asset value, end of year	$11.19	$9.89	$12.49	$11.53	$11.07

Total return	13.14%	–20.82%	8.33%	4.16%	2.98%
Ratios and supplemental data:
Net assets at end of year (millions)	$6.7	$4.5	$5.2	$5.7	$4.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.56%	1.62%	1.46%	1.52%	1.60%
Net investment income (loss)	0.40%	0.98%	–0.04%	0.12%	–0.48%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.56%	1.62%	1.46%	1.52%	1.67%
Net investment income (loss)	0.40%	0.98%	–0.04%	0.12%	–0.54%
Portfolio turnover rate	200%	203%	159%	140%	158%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	14.77%
Since inception (11/2/05)	-5.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Target VIP Portfolio returned 14.77% versus 28.34% for the current benchmark, the Russell 3000 Index.

The equity markets staged an impressive rebound after bottoming on March 9, 2009. While the S&P 500 Index finished the year with a 26.46% gain, it was up an eye-popping 67.80% from March 9 through December 31. The top three performing sectors in 2009 were all cyclicals: Information Technology (+59.92%), Materials (+45.22%) and Consumer Discretionary (+38.76%). Within the ten major sectors in the S&P 500 Index lie 134 subsectors. In 2008, only six subsectors were up, versus 115 this year. In 2008, 94% of the constituents in the index suffered a loss, versus just 14% this year. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first eleven months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The S&P 500 Index closed out the decade 28.75% below its ten-year high of 1,561.15 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 Index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 through July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%.

As bull markets mature, higher-quality stocks, which are the focus of the Portfolio, tend to lead the market higher, according to Sam Stovall, chief investment strategist at Standard & Poor’s. Lower-quality stocks tend to lead early in a bull market because they are often beaten down further in bear markets. Such companies tend to carry high debt loads, have few competitive advantages and earnings that are tougher to forecast.

The Portfolio significantly lagged the S&P Composite 1500 Index and Russell 3000 Index in 2009. The top performing stocks were the following: BNP Paribas ADR up 98.6%; NetFlix, Inc. up 84.3%; Banco Santander up 82.4%; Check Point Software Technologies Ltd. up 78.4%; and Computer Programs & Systems, Inc. up 77.2%. The worst performing stocks were the following: S&T Bancorp, Inc. down 50.4%; Questcor Pharmaceuticals, Inc. down 49.0%; Vaalco Energy, Inc. down 38.8%; Spartan Stores, Inc. down 37.7%; and Viropharma, Inc. down 35.6%.(1)

Poor stock selection in the Consumer Discretionary and Health Care sectors accounted for a majority of the under-performance. A large under-weight in Information Technology (9.7% average weight vs. 18.1% for the Russell 3000 Index) negatively impacted performance due to the fact that Information Technology was the top performing sector in 2009.(1)

The fourth quarter 2009 edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, found that nearly 80% of those money managers polled expect the U.S. equity market will rise over the next twelve months. Managers are most bullish on the following: U.S. Large-Cap Growth (72%); Emerging Market Equities (69%); Non-U.S. (Developed Market) Equities (66%); U.S. Mid-Cap Growth (59%); and U.S. Small-Cap Growth (54%). The sector that managers are most bullish on is Information Technology (82%). The Portfolio’s diversification is in line with the findings of the Russell survey.(1)

According to Thomson First Call, the year-over-year estimated earnings growth rates for the companies in the S&P 500 Index, S&P 400 Index (mid-caps), and S&P 600 Index (small-caps) are expected to be 36.3%, 51.6%, and 111.9%, respectively, in 2010. In 2009, the estimates were 12.7%, -8.6%, and -18.3%, respectively.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	98.7
Money Market Funds and Other Net Assets	1.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Microsoft Corp.	4.5
2.	Caterpillar, Inc.	4.4
3.	Johnson & Johnson	4.3
4.	McDonald’s Corp.	4.0
5.	Amgen, Inc.	3.8
6.	Gilead Sciences, Inc.	3.4
7.	AT&T, Inc.	3.4
8.	General Electric Co.	3.3
9.	Exxon Mobil Corp.	2.9
10.	DIRECTV	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Financials	19.7
Health Care	16.2
Consumer Discretionary	15.4
Industrials	14.1
Energy	11.1
Information Technology	10.1
Telecommunication Services	4.5
Consumer Staples	4.3
Materials	1.8
Utilities	1.5

98.7

Ohio National Fund, Inc.
Target VIP Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 98.7%	Shares	Value

CONSUMER DISCRETIONARY – 15.4%
Automobiles – 1.5%
Daimler AG	5,653	$301,305

Diversified Consumer Services – 2.4%
Apollo Group, Inc. Class A (a)	5,225	316,530
DeVry, Inc.	1,238	70,232
ITT Educational Services, Inc. (a)	662	63,526
Strayer Education, Inc.	228	48,448

		498,736

Hotels, Restaurants & Leisure – 4.4%
McDonald’s Corp.	13,262	828,079
Panera Bread Co. (a)	962	64,425

		892,504

Internet & Catalog Retail – 0.7%
NetFlix, Inc. (a)	1,686	92,966
PetMed Express, Inc.	2,322	40,937

		133,903

Media – 2.5%
DIRECTV (a)	15,638	521,527

Multiline Retail – 0.6%
Dollar Tree, Inc. (a)	1,585	76,555
Family Dollar Stores, Inc.	1,891	52,627

		129,182

Specialty Retail – 3.1%
AutoZone, Inc. (a)	1,181	186,681
Bed Bath & Beyond, Inc. (a)	3,950	152,588
Hot Topic, Inc. (a)	4,382	27,870
Jos. A Bank Clothiers, Inc. (a)	1,949	82,228
Ross Stores, Inc.	1,970	84,139
Tractor Supply Co. (a)	1,426	75,521
Wet Seal, Inc. / The (a)	10,232	35,300

		644,327

Textiles, Apparel & Luxury Goods – 0.2%
Coach, Inc.	1,182	43,179

TOTAL CONSUMER DISCRETIONARY		3,164,663

CONSUMER STAPLES – 4.3%
Beverages – 2.0%
Hansen Natural Corp. (a)	1,132	43,469
PepsiCo, Inc.	6,155	374,224

		417,693

Food & Staples Retailing – 0.3%
Nash Finch Co.	1,088	40,354
Spartan Stores, Inc.	2,090	29,866

		70,220

Food Products – 1.2%
Campbell Soup Co.	1,408	47,590
TreeHouse Foods, Inc. (a)	5,008	194,611

		242,201

Household Products – 0.8%
Colgate-Palmolive Co.	2,011	165,204

TOTAL CONSUMER STAPLES		895,318

ENERGY – 11.1%
Energy Equipment & Services – 0.1%
ENSCO International PLC – ADR	406	16,216

Oil, Gas & Consumable Fuels – 11.0%
BP PLC – ADR	4,694	272,111
Chevron Corp.	5,726	440,845
Clayton Williams Energy, Inc. (a)	1,174	41,137
ENI SpA – ADR	4,516	228,555
EOG Resources, Inc.	725	70,542
Exxon Mobil Corp.	8,900	606,891
Goodrich Petroleum Corp. (a)	3,748	91,264
Statoil ASA – ADR	13,092	326,122
Vaalco Energy, Inc.	5,767	26,240
World Fuel Services Corp.	5,778	154,792

		2,258,499

TOTAL ENERGY		2,274,715

FINANCIALS – 19.7%
Capital Markets – 4.6%
Credit Suisse Group AG – ADR	7,817	384,284
Deutsche Bank AG	5,309	376,461
Stifel Financial Corp. (a)	2,544	150,706
SWS Group, Inc.	2,727	32,997

		944,448

Commercial Banks – 8.2%
Banco Bilbao Vizcaya Argentaria S.A. – ADR	17,770	320,571
Banco Santander S.A. – ADR	22,501	369,917
BNP Paribas – ADR	10,094	405,375
Community Bank System, Inc.	3,336	64,418
First Financial Bankshares, Inc.	2,155	116,866
HSBC Holdings PLC – ADR	5,125	292,586
Old National Bancorp	6,614	82,212
S&T Bancorp, Inc.	2,842	48,342

		1,700,287

Consumer Finance – 0.7%
Ezcorp, Inc. (a)	4,110	70,733
First Cash Financial Services, Inc. (a)	3,105	68,900

		139,633

Diversified Financial Services – 0.3%
Moody’s Corp.	2,572	68,929

Insurance – 5.2%
Allianz SE – ADR	20,066	249,822
AXA SA – ADR	9,654	228,607
Infinity Property & Casualty Corp.	1,520	61,773
Swiss Reinsurance Co. Ltd. – ADR	4,564	219,939
Travelers Companies, Inc. / The	6,154	306,838

		1,066,979

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 98.7%	Shares	Value

Real Estate Investment Trusts – 0.7%
Public Storage	1,760	$143,352

TOTAL FINANCIALS		4,063,628

HEALTH CARE – 16.2%
Biotechnology – 7.7%
Amgen, Inc. (a)	13,761	778,460
Cephalon, Inc. (a)	1,076	67,153
Gilead Sciences, Inc. (a)	16,035	693,995
Myriad Genetics, Inc. (a)	1,466	38,262
Myriad Pharmaceuticals, Inc. (a)	368	1,851

		1,579,721

Health Care Equipment & Supplies – 1.0%
Cyberonics, Inc. (a)	2,820	57,641
Greatbatch, Inc. (a)	4,246	81,650
Merit Medical Systems, Inc. (a)	2,938	56,674

		195,965

Health Care Providers & Services – 0.9%
Gentiva Health Services, Inc. (a)	2,965	80,085
Hanger Orthopedic Group, Inc. (a)	3,273	45,266
LHC Group, Inc. (a)	1,891	63,556

		188,907

Health Care Technology – 1.3%
Computer Programs & Systems, Inc.	1,822	83,903
Quality Systems, Inc.	2,970	186,487

		270,390

Life Sciences Tools & Services – 0.3%
Luminex Corp. (a)	4,384	65,453

Pharmaceuticals – 5.0%
Forest Laboratories, Inc. (a)	1,370	43,991
Johnson & Johnson	13,898	895,170
Questcor Pharmaceuticals, Inc. (a)	6,430	30,542
Viropharma, Inc. (a)	8,222	68,983

		1,038,686

TOTAL HEALTH CARE		3,339,122

INDUSTRIALS – 14.1%
Aerospace & Defense – 0.6%
Aerovironment, Inc. (a)	2,176	63,278
American Science & Engineering, Inc.	908	68,863

		132,141

Air Freight & Logistics – 0.7%
C.H. Robinson Worldwide, Inc.	2,546	149,527

Airlines – 0.7%
Allegiant Travel Co. (a)	2,165	102,123
Hawaiian Holdings, Inc. (a)	4,917	34,419

		136,542

Commercial Services & Supplies – 0.2%
Cintas Corp.	1,700	44,285

Industrial Conglomerates – 3.3%
General Electric Co.	44,211	668,912

Machinery – 5.3%
Caterpillar, Inc.	16,018	912,866
Dover Corp.	4,440	184,748

		1,097,614

Professional Services – 0.5%
Dun & Bradstreet Corp. / The	1,311	110,609

Road & Rail – 1.1%
Arkansas Best Corp.	2,559	75,311
Genesee & Wyoming, Inc. (a)	3,264	106,537
J.B. Hunt Transport Services, Inc.	1,531	49,406

		231,254

Trading Companies & Distributors – 1.7%
Beacon Roofing Supply, Inc. (a)	4,419	70,704
Fastenal Co.	2,259	94,065
W. W. Grainger, Inc.	1,827	176,908

		341,677

TOTAL INDUSTRIALS		2,912,561

INFORMATION TECHNOLOGY – 10.1%
Computers & Peripherals – 0.5%
Lexmark International, Inc. Class A (a)	4,272	110,987

IT Services – 0.9%
CSG Systems International Inc. (a)	3,603	68,781
Mantech International Corp. Class A (a)	903	43,597
SAIC, Inc. (a)	3,495	66,195

		178,573

Semiconductors & Semiconductor Equipment – 3.6%
Altera Corp.	20,148	455,949
Microchip Technology, Inc.	9,648	280,371

		736,320

Software – 5.1%
Check Point Software Technologies Ltd. (a)	3,299	111,770
Microsoft Corp.	30,541	931,195

		1,042,965

TOTAL INFORMATION TECHNOLOGY		2,068,845

MATERIALS – 1.8%
Chemicals – 0.2%
Innophos Holdings, Inc.	1,942	44,647

Containers & Packaging – 1.3%
Rock-Tenn Co.- Class A	5,154	259,813

Metals & Mining – 0.3%
Compass Minerals International, Inc.	832	55,902

TOTAL MATERIALS		360,362

TELECOMMUNICATION SERVICES – 4.5%
Diversified Telecommunication Services – 4.5%
AT&T, Inc.	24,756	693,911
BT Group PLC – ADR	10,783	234,422

TOTAL TELECOMMUNICATION SERVICES		928,333

(continued)

Ohio National Fund, Inc.
Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 98.7%	Shares	Value

UTILITIES – 1.5%
Electric Utilities – 0.4%
Southern Co. / The	2,766	$92,163

Gas Utilities – 0.4%
Laclede Group, Inc. / The	2,293	77,434

Multi-Utilities – 0.3%
Sempra Energy	853	47,751
TECO Energy, Inc.	751	12,181

		59,932

Water Utilities – 0.4%
California Water Service Group	2,091	76,991

TOTAL UTILITIES		306,520

Total Common Stocks (Cost $18,853,154)		$20,314,067

Money Market Funds – 1.3%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	264,000	$264,000

Total Money Market Funds (Cost $264,000)		$264,000

Total Investments – 100.0% (Cost $19,117,154) (b)		$20,578,067
Other Assets in Excess of Liabilities – 0.0%		2,931

Net Assets – 100.0%		$20,580,998

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $19,117,154)	$20,578,067
Cash	802
Receivable for fund shares sold	9,271
Dividends and accrued interest receivable	22,753
Prepaid expenses and other assets	331

Total assets	20,611,224

Liabilities:
Payable for fund shares redeemed	2,331
Payable for investment management services	10,464
Payable for compliance services	1,677
Accrued custody expense	84
Accrued professional fees	11,111
Accrued accounting fees	2,622
Accrued printing and filing fees	1,373
Other accrued expenses	564

Total liabilities	30,226

Net assets	$20,580,998

Net assets consist of:
Par value, $1 per share	$2,665,997
Paid-in capital in excess of par value	27,639,691
Accumulated net realized loss on investments	(11,217,802)
Net unrealized appreciation on investments	1,460,913
Undistributed net investment income	32,199

Net assets	$20,580,998

Shares outstanding	2,665,997

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$7.72

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$2,576
Dividends (net of withholding tax of $19,964)	438,549

Total investment income	441,125

Expenses:
Management fees	111,970
Custodian fees	3,405
Directors’ fees	2,004
Professional fees	12,782
Accounting fees	15,175
Printing and filing fees	3,025
Compliance expense	6,376
Other	489

Total expenses	155,226

Net investment income	285,899

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(11,189,698)
Change in unrealized appreciation/depreciation on investments	13,803,902

Net realized/unrealized gain (loss) on investments	2,614,204

Change in net assets from operations	$2,900,103

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target VIP Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$285,899	$337,472
Net realized gain (loss) on investments	(11,189,698)	330,868
Change in unrealized appreciation/depreciation on investments	13,803,902	(13,398,858)

Change in net assets from operations	2,900,103	(12,730,518)

Distributions to shareholders:
Distributions from net investment income	(253,696)	(303,211)

Capital transactions:
Received from shares sold	6,226,014	13,635,800
Received from dividends reinvested	253,696	303,211
Paid for shares redeemed	(6,742,319)	(5,830,040)

Change in net assets from capital transactions	(262,609)	8,108,971

Change in net assets	2,383,798	(4,924,758)
Net Assets:
Beginning of year	18,197,200	23,121,958

End of year	$20,580,998	$18,197,200

Undistributed net investment income	$32,199	$34,261

 Financial Highlights

					For the
					Period from
	Years Ended December 31,				November 2, 2005* to
	2009	2008	2007	2006	December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$6.81	$12.23	$11.23	$10.14	$10.00
Operations:
Net investment income	0.11	0.12	0.09	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.90	(5.42)	1.00	1.07	0.13

Total from operations	1.01	(5.30)	1.09	1.09	0.14

Distributions:
Distributions from net investment income	(0.10)	(0.12)	(0.09)	—	—

Net asset value, end of period	$7.72	$6.81	$12.23	$11.23	$10.14

Total return	14.77%	–43.34%	9.74%	10.76%	1.40	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$20.6	$18.2	$23.1	$10.6	$1.5
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.83%	0.80%	0.83%	1.26%	1.60	%(a)
Net investment income	1.53%	1.45%	1.22%	0.53%	0.74	%(a)
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.83%	0.80%	0.83%	1.30%	7.39	%(a)
Net investment income	1.53%	1.45%	1.22%	0.48%	–5.04	%(a)
Portfolio turnover rate	91%	79%	52%	24%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	12.33%
Since inception (11/2/05)	-6.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Target Equity/Income Portfolio returned 12.33% versus 28.34% for the current benchmark, the Russell 3000 Index.

The equity markets staged an impressive rebound after bottoming on March 9, 2009. While the S&P 500 Index finished the year with a 26.47% gain, it was up an eye-popping 67.80% from March 9 through December 31. The top three performing sectors in 2009 were all cyclicals: Information Technology (+59.92%), Materials (+45.22%) and Consumer Discretionary (+38.76%). Within the ten major sectors in the S&P 500 Index lie 134 subsectors. In 2008, only six subsectors were up, versus 115 this year. In 2008, 94% of the constituents in the index suffered a loss, versus just 14% this year. Institutional investors were largely responsible for driving stock prices higher. The Investment Company Institute reported that net cash inflows to bond funds totaled $348.9 billion through the first eleven months of 2009, compared to net cash outflows totaling $4.1 billion for equity funds. The S&P 500 Index closed out the decade 28.75% below its 10-year high of 1,561.15 set on October 9, 2007. Six months from now we will revisit the issue of cash flows to see if retail investors are buying stocks.

The bull market in stocks was accompanied by a sharp reduction in volatility. The VIX, an index that measures the implied volatility of S&P 500 Index options, plunged from a high of nearly 80 in October 2008, one month after the Lehman Brothers bankruptcy, to 21.68 on December 31, 2009. The VIX averaged 21.92 from 2000 through 2009. The higher the index value the greater the implied risk in the market. The last time the VIX fell below 20 for an extended period of time was from May 2003 through July 2007. From April 30, 2003 through July 31, 2007, the S&P 500 Index posted a cumulative total return of 71.3%.

As bull markets mature, higher-quality stocks, which are the focus of the Portfolio, tend to lead the market higher, according to Sam Stovall, chief investment strategist at Standard & Poor’s. Lower-quality stocks tend to lead early in a bull market because they are often beaten down further in bear markets. Such companies tend to carry high debt loads, have few competitive advantages and earnings that are tougher to forecast.

The Portfolio significantly lagged the S&P 500 Index and Russell 3000 Index in 2009. The top performing stocks were the following: Meadwestvaco Corp. up 164.1%; Eastman Chemical Co. up 95.5%; NetFlix, Inc. up 84.3%; Computer Programs & Systems, Inc. up 77.2%; and R.R. Donnelley & Sons Co. up 71.6%. The worst performing stocks were the following: First Bancorp down 78.1%; Zions Bancorporation down 47.2%; F.N.B. Corp. down 44.9%; Spartan Stores, Inc. down 37.7%; and Regions Financial Corp. down 31.9%.(1)

Poor stock selection in the Consumer Discretionary and Financial sectors accounted for a majority of the under-performance. Financial exposure was concentrated in small and mid-sized banks that under-performed. A large under-weight in Information Technology (2.2% average weight vs. 18.1% for the Russell 3000 Index) negatively impacted performance due to the fact that Information Technology was the top performing sector in 2009.(1)

Approximately 7,000 publicly owned companies report dividend information to Standard & Poor’s Dividend Record. In 2009, companies reported 1,191 dividend increases, down 36.4% from the 1,874 reported in 2008, and a 52.6% decline from the 2,513 registered in 2007. Historically speaking, 2009 had the fewest dividend increases and the most decreases since Standard & Poor’s began collecting data in 1955. Dividend cuts cost investors over $58 billion in income, according to Howard Silverblatt, Senior Index Analyst at S&P. As bad as the year was for payouts, there were signs of a turn in the fourth quarter. The number of companies that increased their dividend payouts totaled 484 — slightly better than the 475 increases registered in the fourth quarter of 2008. With respect to the S&P 500, Standard & Poor’s initial estimate for the dividend payment in 2010 calls for $23.67, or a 6.1% increase over 2009.

According to Standard & Poor’s, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected be 36.3% in 2010, vs. 12.7% in 2009.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	98.0
Money Market Funds Less Net Liabilities	2.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

		% of Net Assets

1.	Johnson & Johnson	7.6
2.	McDonald’s Corp.	6.9
3.	Amgen, Inc.	6.0
4.	MeadWestvaco Corp.	4.6
5.	Eastman Chemical Co.	4.4
6.	R.R. Donnelley & Sons Co.	3.7
7.	Universal Corp.	3.4
8.	Textron, Inc.	3.3
9.	NiSource, Inc.	3.2
10.	TECO Energy, Inc.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	23.9
Health Care	16.5
Materials	13.9
Industrials	12.3
Financials	12.3
Utilities	11.3
Consumer Staples	5.9
Information Technology	1.9

98.0

Ohio National Fund, Inc.
Target Equity/Income Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 98.0%	Shares	Value

CONSUMER DISCRETIONARY – 23.9%
Diversified Consumer Services – 6.2%
Apollo Group, Inc. Class A (a)	11,149	$675,406
DeVry, Inc.	5,013	284,387
ITT Educational Services, Inc. (a)	2,681	257,269
Strayer Education, Inc.	922	195,916

		1,412,978

Hotels, Restaurants & Leisure – 8.1%
McDonald’s Corp.	25,049	1,564,060
Panera Bread Co. (a)	3,897	260,982

		1,825,042

Internet & Catalog Retail – 1.7%
NetFlix, Inc. (a)	6,828	376,496

Multiline Retail – 2.3%
Dollar Tree, Inc. (a)	6,420	310,086
Family Dollar Stores, Inc.	7,672	213,512

		523,598

Specialty Retail – 5.6%
AutoZone, Inc. (a)	3,950	624,376
Jos. A Bank Clothiers, Inc. (a)	7,904	333,470
Tractor Supply Co. (a)	5,780	306,109

		1,263,955

TOTAL CONSUMER DISCRETIONARY		5,402,069

CONSUMER STAPLES – 5.9%
Food & Staples Retailing – 1.3%
Nash Finch Co.	4,412	163,641
Spartan Stores, Inc.	8,472	121,065

		284,706

Food Products – 1.2%
TreeHouse Foods, Inc. (a)	7,187	279,287

Tobacco – 3.4%
Universal Corp.	16,823	767,297

TOTAL CONSUMER STAPLES		1,331,290

FINANCIALS – 12.3%
Commercial Banks – 10.3%
BB&T Corp.	19,188	486,800
First BanCorp/Puerto Rico	46,358	106,623
F.N.B. Corp.	39,938	271,179
Fulton Financial Corp.	55,119	480,638
Regions Financial Corp.	64,690	342,210
SunTrust Banks, Inc.	17,685	358,829
Zions Bancorporation	22,298	286,083

		2,332,362

Thrifts & Mortgage Finance – 2.0%
First Niagara Financial Group, Inc.	31,821	442,630

TOTAL FINANCIALS		2,774,992

HEALTH CARE – 16.5%
Biotechnology – 6.7%
Amgen, Inc. (a)	24,026	1,359,151
Myriad Genetics, Inc. (a)	5,939	155,008
Myriad Pharmaceuticals, Inc. (a)	1,296	6,519

		1,520,678

Health Care Equipment & Supplies – 0.7%
Greatbatch, Inc. (a)	7,571	145,590

Health Care Technology – 1.5%
Computer Programs & Systems, Inc.	7,388	340,217

Pharmaceuticals – 7.6%
Johnson & Johnson	26,706	1,720,134

TOTAL HEALTH CARE		3,726,619

INDUSTRIALS – 12.3%
Commercial Services & Supplies – 3.7%
R.R. Donnelley & Sons Co.	37,864	843,231

Industrial Conglomerates – 3.3%
Textron, Inc.	39,597	744,819

Machinery – 5.3%
Briggs & Stratton Corp.	30,454	569,795
Timken Co. / The	26,737	633,934

		1,203,729

TOTAL INDUSTRIALS		2,791,779

INFORMATION TECHNOLOGY – 1.9%
IT Services – 1.9%
ManTech International Corp. – Class A (a)	3,662	176,801
SAIC, Inc. (a)	14,170	268,380

TOTAL INFORMATION TECHNOLOGY		445,181

MATERIALS – 13.9%
Chemicals – 7.0%
Eastman Chemical Co.	16,684	1,005,044
Sensient Technologies Corp.	22,172	583,124

		1,588,168

Containers & Packaging – 1.3%
Rock-Tenn Co. Class A	5,648	284,716

Metals & Mining – 1.0%
Compass Minerals International, Inc.	3,375	226,766

Paper & Forest Products – 4.6%
MeadWestvaco Corp.	36,464	1,043,964

TOTAL MATERIALS		3,143,614

UTILITIES – 11.3%
Electric Utilities – 5.0%
American Electric Power Co., Inc.	15,925	554,031
Pinnacle West Cap Corp.	15,970	584,182

		1,138,213

(continued)

Ohio National Fund, Inc.
Target Equity/Income Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 98.0%	Shares	Value

Multi-Utilities – 6.3%
NiSource, Inc.	46,655	$717,554
TECO Energy, Inc.	43,072	698,628

		1,416,182

TOTAL UTILITIES		2,554,395

Total Common Stocks (Cost $21,177,763)		$22,169,939

Money Market Funds – 2.1%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	465,000	$465,000

Total Money Market Funds (Cost $465,000)		$465,000

Total Investments – 100.1% (Cost $21,642,763) (b)		$22,634,939
Liabilities in Excess of Other Assets – (0.1)%		(18,258)

Net Assets – 100.0%		$22,616,681

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $21,642,763)	$22,634,939
Cash	31
Receivable for fund shares sold	17,645
Dividends and accrued interest receivable	15,504
Prepaid expenses and other assets	391

Total assets	22,668,510

Liabilities:
Payable for fund shares redeemed	23,300
Payable for investment management services	11,542
Payable for compliance services	1,677
Accrued custody expense	365
Accrued professional fees	11,114
Accrued accounting fees	2,311
Accrued printing and filing fees	1,520

Total liabilities	51,829

Net assets	$22,616,681

Net assets consist of:
Par value, $1 per share	$3,200,758
Paid-in capital in excess of par value	36,534,506
Accumulated net realized loss on investments	(18,149,114)
Net unrealized appreciation on investments	992,176
Undistributed net investment income	38,355

Net assets	$22,616,681

Shares outstanding	3,200,758

Authorized Fund shares allocated to Portfolio	7,000,000

Net asset value per share	$7.07

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$1,314
Dividends (net of withholding tax of $223)	630,347

Total investment income	631,661

Expenses:
Management fees	134,147
Custodian fees	3,280
Directors’ fees	2,382
Professional fees	12,985
Accounting fees	13,855
Printing and filing fees	3,471
Compliance expense	6,376
Other	666

Total expenses	177,162

Net investment income	454,499

Realized/unrealized gain (loss) on investments:
Net realized gain (loss) on investments	(17,723,261)
Change in unrealized appreciation/depreciation on investments	19,904,558

Net realized/unrealized gain (loss) on investments	2,181,297

Change in net assets from operations	$2,635,796

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Target Equity/Income Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$454,499	$718,661
Net realized gain (loss) on investments	(17,723,261)	(164,334)
Change in unrealized appreciation/depreciation on investments	19,904,558	(20,301,401)

Change in net assets from operations	2,635,796	(19,747,074)

Distributions to shareholders:
Distributions from net investment income	(416,144)	(637,109)

Capital transactions:
Received from shares sold	6,217,680	14,780,603
Received from dividends reinvested	416,144	637,109
Paid for shares redeemed	(10,314,027)	(11,395,135)

Change in net assets from capital transactions	(3,680,203)	4,022,577

Change in net assets	(1,460,551)	(16,361,606)
Net Assets:
Beginning of year	24,077,232	40,438,838

End of year	$22,616,681	$24,077,232

Undistributed net investment income	$38,355	$81,552

 Financial Highlights

					For the
					Period from
	Years Ended December 31,				November 2, 2005* to
	2009	2008	2007	2006	December 31, 2005

Selected Per-Share Data:
Net asset value, beginning of period	$6.41	$12.00	$11.01	$10.13	$10.00
Operations:
Net investment income	0.15	0.19	0.16	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.64	(5.61)	0.99	0.87	0.12

Total from operations	0.79	(5.42)	1.15	0.95	0.13

Distributions:
Distributions from net investment income	(0.13)	(0.17)	(0.16)	(0.07)	—

Net asset value, end of period	$7.07	$6.41	$12.00	$11.01	$10.13

Total return	12.33%	–45.07%	10.42%	9.36%	1.30	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$22.6	$24.1	$40.4	$20.9	$3.6
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.79%	0.74%	0.73%	0.88%	1.60	%(a)
Net investment income	2.03%	2.05%	1.83%	1.28%	1.22	%(a)
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.79%	0.74%	0.73%	0.88%	3.38	%(a)
Net investment income	2.03%	2.05%	1.83%	1.28%	-0.55	%(a)
Portfolio turnover rate	95%	105%	54%	52%	0%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2009

Average Annual Total Returns:
One year	42.28%
Since inception (5/1/07)	-4.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2009, the Bristol Growth Portfolio returned 42.28% versus 37.21% for the current benchmark, the Russell 1000 Growth Index.

Following a year in which the stock market declined nearly 40%, 2009 got off to a dreadful start with the Russell 1000 Growth Index plummeting 18% to its early March low. As unprecedented global fiscal and monetary stimulus programs began to show some benefits, the panic gripping the markets early in the year lessened, a more fundamentals-based approach to valuations took hold and the market recovered nearly 65% off the bottom to end the year up.

The Portfolio benefitted from underweight positions in two under-performing sectors in 2009, Health Care and Consumer Staples. Health Care was negatively impacted by concerns about reform under President Obama for most of the year, and the Consumer Staples lagged in an up-market, as is characteristic of that “defensive” sector. The Portfolio also benefitted from an over-weight position in the Information Technology sector, which experienced very positive results in 2009.

Four of the top five contributors to the Portfolio’s performance in 2009 were technology companies: Apple, Inc., Microsoft Corp., Google, Inc. and International Business Machines Corp. added between 200-300 basis points to absolute performance each. Apple, Inc.’s earnings estimates moved up throughout the year, as iPhone sales continued to exceed expectations and more recently analysts expected increased contributions from their “Apps store.” Google, Inc. benefited from improving advertising trends, particularly online, and excitement surrounding their smartphone launch. Microsoft Corp. out-performed based on higher targeted cost cuts and market share gains for their Bing search engine. International Business Machines Corp. benefited from expectations of a strong year end budget flush from their enterprise customers. Rounding out the top five contributors to the year, Celanese Corp. added 184 basis points, based on of its low cost chemical production and exposure to the rebounding Chinese economy.(1)

Detractors from full year performance included Exxon Mobil Corp., as the company was negatively impacted by the falling price of oil during the year in which we owned the stock, costing the Portfolio 75 basis points. SunPower Corp. was hurt by aggressive pricing on polysilicon which is used in the production of solar panels, detracting 61 basis points from absolute performance. Insurer The Hartford Financial Services Group, Inc. under-performed during the period we owned the stock due to combined fears of investment portfolio losses and the need to raise capital to cover reserve requirements for their variable annuity businesses, costing the Portfolio 66 basis points. Raytheon Co. cost the Portfolio 30 basis points due to concerns over potential reductions in the defense budget, and Wal-Mart Stores, Inc. hurt performance by 29 basis points as we owned the stock when they gave disappointing earnings guidance mid-year.(1)

As a result of our bottom-up stock selection, the greatest shift in sector weightings during the year occurred in the Consumer Discretionary sector, where the sector weighting ended at 10.2%, in line with the benchmark weighting of 10.5% and up from 2.0% to start the year. Purchases in this sector include cruise line operator Royal Caribbean Cruises Ltd., where estimates have been moving, up, valuation is attractive and the company is better positioned to withstand high fuel costs relative to prior years due to a significantly more efficient fleet of ships. We also initiated a position in Amazon.com, Inc. in the fourth quarter following a strong earnings report; we believe there is further upside to earnings estimates and valuation looks attractive.(1)

Sales of Health Care stocks during the year resulted in a decreased weighting in that sector. Health Care sales include Abbott Laboratories, a stock we sold as it approached our target and anecdotes emerged of weakening growth trends in a drug worth just under half of the company’s operating profits. We also sold WellPoint, Inc. based on valuation, as attention surrounding the public option faded and the stock recovered late in the year.(1)

The Portfolio weighting in Consumer Staples is below the benchmark weighting and below where it started the year. While activity in the Portfolio in the first half of the year reduced this sector weighting on balance, we have added a few positions in December which resulted in a reduced under-weight position to end the year. These recent purchases include General Mills, Inc., a food company that experienced positive revisions based on improvements in their Pillsbury division and continued strength in cereal, and Wal-Mart Stores, Inc. based on comments from an apparel supplier indicating strong reorder activity at the retailer.(1)

As we enter 2010, the combined Portfolio weighting in the Materials and Industrials sectors stands well above a combined benchmark weighting. Recent new additions to the Portfolio in these sectors include Honeywell International, Inc., Goodrich Corp. and United Technologies Corp. which we purchased based on attractive valuation and evidence of an improving aerospace aftermarket. We also purchased Illinois Tool Works, Inc. based on positive revisions due to the potential for the company to achieve higher margins versus previous economic cycles.(1)

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

While there are certainly economic issues that concern us, including the continued overhang of commercial real estate exposure on select financial companies and record high unemployment levels in the U.S., we are also seeing signs of stability in the economic recovery, such as evidence of a potential bottoming in the residential housing market and the newly lean cost structures of numerous blue chip companies that should provide enhanced earnings leverage going forward. We are certainly seeing more stocks exhibiting both attractive valuation and improving fundamentals than we saw one year ago, and we look forward to reporting on our progress to you again in the coming months.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2009.

 Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

 Portfolio Composition as of December 31, 2009 (1)

% of Net Assets

Common Stocks (3)	97.5
Money Market Funds and Other Net Assets	2.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2009 (1) (2)

	% of Net Assets

1.	International Business Machines Corp.	4.0
2.	Cisco Systems, Inc.	3.4
3.	Microsoft Corp.	3.2
4.	Apple, Inc.	3.1
5.	Exxon Mobil Corp.	3.0
6.	Johnson & Johnson	2.8
7.	Google, Inc. Class A	2.8
8.	Hewlett-Packard Co.	2.5
9.	Procter & Gamble Co. / The	2.4
10.	Intel Corp.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio holdings.

(3)	Sectors:

% of Net Assets

Information Technology	34.5
Industrials	13.7
Health Care	10.5
Consumer Staples	10.0
Consumer Discretionary	10.0
Materials	8.4
Financials	6.7
Energy	3.7

97.5

Ohio National Fund, Inc.
Bristol Growth Portfolio

Schedule of Investments	December 31, 2009

Common Stocks – 97.5%	Shares	Value

CONSUMER DISCRETIONARY – 10.0%
Hotels, Restaurants & Leisure – 2.0%
Darden Restaurants, Inc.	1,900	$66,633
Royal Caribbean Cruises Ltd. (a)	5,900	149,152

		215,785

Internet & Catalog Retail – 0.8%
Amazon.com, Inc. (a)	600	80,712

Multiline Retail – 2.0%
Target Corp.	4,300	207,991

Specialty Retail – 3.3%
Bed Bath & Beyond, Inc. (a)	3,200	123,616
Lowe’s Companies, Inc.	9,400	219,866

		343,482

Textiles, Apparel & Luxury Goods – 1.9%
VF Corp.	2,700	197,748

TOTAL CONSUMER DISCRETIONARY		1,045,718

CONSUMER STAPLES – 10.0%
Beverages – 2.9%
Coca-Cola Co. / The	1,800	102,600
PepsiCo, Inc.	3,300	200,640

		303,240

Food & Staples Retailing – 1.9%
Wal-Mart Stores, Inc.	3,700	197,765

Food Products – 2.8%
General Mills, Inc.	2,900	205,349
Ralcorp Holdings, Inc. (a)	1,600	95,536

		300,885

Household Products – 2.4%
Procter & Gamble Co. / The	4,100	248,583

TOTAL CONSUMER STAPLES		1,050,473

ENERGY – 3.7%
Oil, Gas & Consumable Fuels – 3.7%
Apache Corp.	700	72,219
Exxon Mobil Corp.	4,600	313,674

		385,893

TOTAL ENERGY		385,893

FINANCIALS – 6.7%
Capital Markets – 3.8%
Goldman Sachs Group, Inc. / The	600	101,304
Morgan Stanley	4,200	124,320
State Street Corp.	4,000	174,160

		399,784

Diversified Financial Services – 1.7%
Bank of America Corp.	5,800	87,348
JPMorgan Chase & Co.	2,200	91,674

		179,022

Insurance – 1.2%
Prudential Financial, Inc.	2,500	124,400

TOTAL FINANCIALS		703,206

HEALTH CARE – 10.5%
Health Care Equipment & Supplies – 2.2%
Hospira, Inc. (a)	4,250	216,750
Medtronic, Inc.	400	17,592

		234,342

Health Care Providers & Services – 2.8%
Laboratory Corp. of America Holdings (a)	1,200	89,808
McKesson Corp.	3,200	200,000

		289,808

Life Sciences Tools & Services – 0.5%
Thermo Fisher Scientific, Inc. (a)	1,100	52,459

Pharmaceuticals – 5.0%
Johnson & Johnson	4,600	296,286
Merck & Co., Inc.	2,100	76,734
Pfizer, Inc.	8,600	156,434

		529,454

TOTAL HEALTH CARE		1,106,063

INDUSTRIALS – 13.7%
Aerospace & Defense – 6.1%
Goodrich Corp.	3,400	218,450
Honeywell International, Inc.	5,200	203,840
United Technologies Corp.	3,100	215,171

		637,461

Construction & Engineering – 0.9%
Quanta Services, Inc. (a)	4,700	97,948

Electrical Equipment – 0.1%
SunPower Corp. (a)	600	12,570

Industrial Conglomerates – 3.3%
3M Co.	1,900	157,073
Tyco International Ltd.	5,400	192,672

		349,745

Machinery – 3.3%
Caterpillar, Inc.	3,400	193,766
Illinois Tool Works, Inc.	3,100	148,769

		342,535

TOTAL INDUSTRIALS		1,440,259

INFORMATION TECHNOLOGY – 34.5%
Communications Equipment – 5.4%
Cisco Systems, Inc. (a)	14,900	356,706
QUALCOMM, Inc.	4,500	208,170

		564,876

Computers & Peripherals – 11.4%
Apple, Inc. (a)	1,550	326,833
Dell, Inc. (a)	13,700	196,732
Hewlett-Packard Co.	5,000	257,550
International Business Machines Corp.	3,200	418,880

		1,199,995

Internet Software & Services – 2.8%
Google, Inc. Class A (a)	470	291,391

(continued)

Ohio National Fund, Inc.
Bristol Growth Portfolio (Continued)

Schedule of Investments	December 31, 2009

Common Stocks – 97.5%	Shares	Value

IT Services – 1.8%
MasterCard, Inc. Class A	750	$191,985

Semiconductors & Semiconductor Equipment – 8.8%
Applied Materials, Inc.	11,000	153,340
Intel Corp.	12,000	244,800
Maxim Integrated Products, Inc.	10,300	209,090
Texas Instruments, Inc.	8,300	216,298
Varian Semiconductor Equipment Associates, Inc. (a)	2,700	96,876

		920,404

Software – 4.3.%
Microsoft Corp.	11,100	338,439
Oracle Corp.	4,600	112,884

		451,323

TOTAL INFORMATION TECHNOLOGY		3,619,974

MATERIALS – 8.4%
Chemicals – 2.7%
Air Products and Chemicals, Inc.	1,200	97,272
Dow Chemical Co. / The	6,900	190,647

		287,919

Containers & Packaging – 2.0%
Ball Corp.	4,000	206,800

Metals & Mining – 3.7%
Freeport-McMoRan Copper & Gold, Inc. (a)	2,500	200,725
Teck Resources Ltd. (a)	5,500	192,335

		393,060

TOTAL MATERIALS		887,779

Total Common Stocks (Cost $9,198,697)		$10,239,365

Money Market Funds – 1.8%	Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I	184,000	$184,000

Total Money Market Funds (Cost $184,000)		$184,000

Total Investments – 99.3% (Cost $9,382,697) (b)		$10,423,365
Other Assets in Excess of Liabilities – 0.7%		74,210

Net Assets – 100.0%		$10,497,575

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 8 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities, at value (Cost $9,382,697)	$10,423,365
Cash	896
Receivable for securities sold	347,802
Receivable for fund shares sold	72
Dividends and accrued interest receivable	6,197
Prepaid expenses and other assets	158

Total assets	10,778,490

Liabilities:
Payable for securities purchased	253,998
Payable for fund shares redeemed	4,352
Payable for investment management services	7,054
Payable for compliance services	1,677
Accrued custody expense	346
Accrued professional fees	11,097
Accrued accounting fees	1,699
Accrued printing and filing fees	692

Total liabilities	280,915

Net assets	$10,497,575

Net assets consist of:
Par value, $1 per share	$1,199,998
Paid-in capital in excess of par value	9,851,920
Accumulated net realized loss on investments	(1,614,285)
Net unrealized appreciation on investments	1,040,668
Undistributed net investment income	19,274

Net assets	$10,497,575

Shares outstanding	1,199,998

Authorized Fund shares allocated to Portfolio	5,000,000

Net asset value per share	$8.75

 Statement of Operations

For the Year Ended December 31, 2009

Investment income:
Interest	$850
Dividends (net of withholding tax of $22)	114,436

Total investment income	115,286

Expenses:
Management fees	59,527
Custodian fees	6,658
Directors’ fees	795
Professional fees	12,137
Accounting fees	9,046
Printing and filing fees	1,318
Compliance expense	6,376
Other	161

Total expenses	96,018

Net investment income	19,268

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(87,073)
Foreign currency related transactions	6
Change in unrealized appreciation/depreciation on investments	2,664,053

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	2,576,986

Change in net assets from operations	$2,596,254

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.
Bristol Growth Portfolio

 Statements of Changes in Net Assets

	Years Ended December 31,
	2009	2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$19,268	$11,955
Net realized gain (loss) on investments and foreign currency related transactions	(87,067)	(1,469,277)
Change in unrealized appreciation/depreciation on investments	2,664,053	(1,710,774)

Change in net assets from operations	2,596,254	(3,168,096)

Capital transactions:
Received from shares sold	4,010,986	998,652
Paid for shares redeemed	(953,320)	(332,498)

Change in net assets from capital transactions	3,057,666	666,154

Change in net assets	5,653,920	(2,501,942)
Net Assets:
Beginning of year	4,843,655	7,345,597

End of year	$10,497,575	$4,843,655

Undistributed net investment income	$19,274	$11,955

 Financial Highlights

			For the
	Years Ended		Period from
	December 31,		May 1, 2007* to
	2009	2008	December 31, 2007

Selected Per-Share Data:
Net asset value, beginning of period	$6.15	$10.35	$10.00
Operations:
Net investment income	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	2.59	(4.21)	0.34

Total from operations	2.60	(4.20)	0.35

Net asset value, end of period	$8.75	$6.15	$10.35

Total return	42.28%	–40.58%	3.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$10.5	$4.8	$7.3
Ratios to average net assets:
Expenses	1.29%	1.26%	1.30	%(a)
Net investment income	0.26%	0.18%	0.10	%(a)
Portfolio turnover rate	218%	175%	107%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2009

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund consists of twenty four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

■	Equity Portfolio — Long-term growth of capital by investing primarily in common stocks or other equity securities.

■	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

■	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

■	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

■	International Portfolio — Total return on assets by investing primarily in equity securities of foreign companies.

■	Capital Appreciation Portfolio — Long term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

■	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

■	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

■	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in equity securities with attractive growth opportunities.

■	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies, primarily those with strong business franchises and competitive positions that generate rapidly rising earnings or profits.

■	Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

■	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index.

■	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding companies.

■	High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

■	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities of small cap growth companies.

■	Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5 (b) of the 1940 Act.

■	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

■	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

■	Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

■	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing within under-priced industries.

■	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

■	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

■	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5 (b) of the 1940 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 350 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	25,000,000
Money Market	55,000,000
Bond	20,000,000
Omni	5,000,000
International	34,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	5,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	23,000,000

Portfolio	Authorized Shares
Strategic Value	5,000,000
High Income Bond	25,000,000
Capital Growth	5,000,000
Nasdaq-100® Index	20,000,000
Bristol	25,000,000
Bryton Growth	20,000,000
U.S. Equity	5,000,000
Balanced	3,000,000
Income Opportunity	3,000,000
Target VIP	5,000,000
Target Equity/Income	7,000,000
Bristol Growth	5,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

All investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 1940 Act. Should the short-term debt securities held in the Omni Portfolio maintain a dollar-weighted average maturity of 120 days or less and have no maturities greater than one year, such instruments will be valued at amortized cost. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less are consistently valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the fair value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Option securities are currently valued on a composite close price basis. Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations are not readily available are valued at estimated fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those in North or South America, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The assumptions selected by the Fund that are used in the

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

valuation include a zero-basis trigger using the S&P 500 Index and a 75% confidence interval. These assumptions result in the performance of the pricing procedures each day there is a change in the S&P 500 Index from the time of local close to the U.S. market close for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that the fair value procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2009:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Equity	Common Stocks	$219,249,903	$—	$—
	Preferred Stocks	465,504	—	—
	Repurchase Agreements	—	4,868,220	—

		$219,715,407	$4,868,220	$—

Money Market*	Commercial Paper	$—	$204,993,757	$—
	Money Market Funds	45,000,000	—	—
	U.S. Treasury Obligations	—	14,998,892	—
	U.S. Government Agency Issues	—	14,999,825	—
	Repurchase Agreements	—	16,750,000	—

		$45,000,000	$251,742,474	$—

Bond	Corporate Bonds	$—	$120,078,508	$—
	U.S. Treasury Obligations	—	1,884,559	—
	Commercial Paper	—	3,999,993	—
	Money Market Funds	3,160,000	—	—
	Repurchase Agreements	—	5,829,000	—

		$3,160,000	$131,792,060	$—

Omni	Common Stocks	$27,934,784	$—	$—
	Corporate Bonds	—	11,188,621	—
	Money Market Funds	2,197,000	—	—

		$30,131,784	$11,188,621	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

International	Common Stocks	$44,489,597	$153,778,513	$—
	Preference Shares (Brazil)	1,062,549	—	—
	Exchange Traded Funds	8,406,412	—	—
	Rights	—	2,322	—
	Warrants	5,496	—	—
	Money Market Funds	1,675,416	—	—

		$55,639,470	$153,780,835	$—

	Foreign currency contracts	$20,478,030	$—	$—
		(19,352,779)	—	—

		$1,125,251	$—	$—

Capital Appreciation	Common Stocks	$119,393,488	$3,292,349	$—
	Preferred Stocks	228,276	—	—
	Money Market Funds	4,587,000	—	—

		$124,208,764	$3,292,349	$—

Millennium	Common Stocks	$106,253,086	$—	$—
	Money Market Funds	3,176,000	—	—

		$109,429,086	$—	$—

International Small-Mid Company	Common Stocks	$17,680,874	$50,634,012	$—
	Exchange Traded Funds	652,380	—	—
	Money Market Funds	2,115,321	—	—

		$20,448,575	$50,634,012	$—

Aggressive Growth	Common Stocks	$20,768,206	$3,753,966	$—
	Preference Shares (Brazil)	288,421	—	—
	Preferred Stocks	408,883	—	—
	VVPR Strips	—	50	—
	Money Market Funds	2,077,000	—	—

		$23,542,510	$3,754,016	$—

Small Cap Growth	Common Stocks	$22,157,638	$—	$—
	Money Market Funds	646,000	—	—

		$22,803,638	$—	$—

Mid Cap Opportunity	Common Stocks	$61,277,624	$—	$—
	Money Market Funds	2,524,000	—	—

		$63,801,624	$—	$—

S&P 500® Index	Common Stocks	$156,848,118	$—	$—
	Exchange Traded Funds	3,368,274	—	—
	Commercial Paper	—	316,000	—

		$160,216,392	$316,000	$—

Strategic Value	Common Stocks	$15,541,488	$3,824,724	$—
	Money Market Funds	341,000	—	—

		$15,882,488	$3,824,724	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

High Income Bond	Corporate Bonds	$—	$155,899,760	$—
	Convertible Bonds	—	757,031	—
	Preferred Stocks	—	228,079	—
	Common Stocks	—	199,439	—
	Warrants	—	31	—
	Money Market Funds	867,000	—	—

		$867,000	$157,084,340	$—

Capital Growth	Common Stocks	$36,493,332	$—	$—
	Money Market Funds	350,000	—	—

		$36,843,332	$—	$—

Nasdaq-100® Index	Common Stocks	$46,281,882	$—	$—
	Exchange Traded Funds	1,633,145	—	—
	Commercial Paper	—	167,000	—

		$47,915,027	$167,000	$—

Bristol	Common Stocks	$138,075,301	$—	$—
	Money Market Funds	5,709,000	—	—

		$143,784,301	$—	$—

Bryton Growth	Common Stocks	$108,199,222	$—	$—
	Money Market Funds	5,474,000	—	—

		$113,673,222	$—	$—

U.S. Equity	Common Stocks	$14,000,087	$—	$—
	Money Market Funds	585,000	—	—

		$14,585,087	$—	$—

Balanced	Common Stocks	$8,240,986	$—	$—
	Preferred Stocks	224,900	—	—
	Corporate Bonds	—	4,225,591	—
	U.S. Government Agency Issues	—	255,811	—
	Money Market Funds	580,000	—	—

		$9,045,886	$4,481,402	$—

Income Opportunity	Common Stocks	$6,670,785	$—	$—
	Purchased Options	6,555	—	—
	Money Market Funds	832,000	—	—

		$7,509,340	$—	$—

	Written Options Outstanding	$(141,112)	$—	$—

Target VIP	Common Stocks	$20,314,067	$—	$—
	Money Market Funds	264,000	—	—

		$20,578,067	$—	$—

Target Equity/Income	Common Stocks	$22,169,939	$—	$—
	Money Market Funds	465,000	—	—

		$22,634,939	$—	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Bristol Growth	Common Stocks	$10,239,365	$—	$—
	Money Market Funds	184,000	—	—

		$10,423,365	$—	$—

*	At December 31, 2009, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 1940 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

Below is a reconciliation that details the activity of securities in Level 3 from January 1, 2009 to December 31, 2009:

Corporate Bonds	High Income Bond

Beginning Balance – December 31, 2008	$341,503
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	(199,672)
Purchases, issuances, and settlements	(423)
Transfers in and/or out of Level 3	(141,408)

Ending Balance – December 31, 2009	$—

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(11)

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depository receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Repurchase Agreements

The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a Portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its assets in illiquid securities.

When-issued Securities

The Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios may segregate liquid assets as collateral that is deemed to be sufficient to cover the purchase price.

Borrowing and Securities Lending

Certain Portfolios of the Fund are allowed to borrow for investment purposes. Borrowings would generally be unsecured, except to the extent the Portfolios enter into reverse repurchase agreements. The 1940 Act requires the Portfolios to maintain continuous asset coverage equal to three times the amount borrowed. No borrowings were conducted by any of the Fund’s Portfolios during the year ended December 31, 2009.

All Portfolios, with the exception of the Money Market Portfolio, are able to lend securities if the loan is adequately secured, is immediately callable and allows for all interest and dividend payments; and the aggregate value of securities loaned does not exceed one third of the total assets. There were no securities lent by any of the Portfolios during the year ended December 31, 2009.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise. Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e. the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

The Fund has evaluated subsequent events through February 18, 2010, which is the date these financial statements were issued and there are no subsequent events to report.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Money Market
0.30% of first $100 million(1)
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth(2)
0.90% of first $150 million
0.80% of next $150 million
0.75% over $300 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

U.S. Equity
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Balanced(2)
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million
Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Income Opportunity
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million
Target Equity/Income
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

(1)	For the year ended December 31, 2009, ONI waived advisory fees in excess of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent fiscal periods. The amount of the waiver for the year ended December 31, 2009 was $50,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2009 would have been higher than the net expenses reflected in the financial statements.

(2)	At a meeting held August 20, 2009, amended advisory fee schedules for these Portfolios were approved by the Board. The annualized fee breakpoints prior to the effective date of the amended advisory fee schedules (September 1, 2009) were:

Small Cap Growth 0.95% of first $100 million 0.90% of next $50 million 0.80% of next $150 million 0.75% over $300 million	Balanced 0.75% of first $200 million 0.70% of next $300 million 0.65% over $500 million

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-advisers”) for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board - approved schedule of annualized fee breakpoints.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (GSAM)[2] 0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million	Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus) [1] 0.60% of next $150 million
0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Balanced (ICON)[1] 0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million

[1]	At a meeting held August 20, 2009, amended sub-advisory fee schedules for these Portfolios were approved by the Board. The annualized fee breakpoints prior to the effective date of the amended sub-advisory fee schedules (September 1, 2009) were:

Small Cap Growth 0.65% of first $50 million 0.60% of next $100 million 0.50% over $150 million	Balanced 0.50% of first $200 million 0.45% of next $300 million 0.40% over $500 million

[2]	At a meeting held November 19, 2009, the Board approved GSAM as sub-adviser for the Mid Cap Opportunity Portfolio. GSAM replaced the Portfolio’s previous sub-adviser, RS Investment Management Co. LLC effective December 18, 2009.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 83% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2009 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no resulting contractual expense reimbursements for the year ended December 31, 2009.

During the year ended December 31, 2009, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the year ended December 31, 2009 was $574,437. This reimbursement is not subject to recoupment in subsequent fiscal periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the year ended December 31, 2009, the Fund incurred compliance expenses totaling $153,024, equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board who is not an officer of the Fund nor an employee of ONI or its corporate affiliates is currently paid a quarterly retainer fee of $7,500, $2,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The lead independent director of the Board receives an additional quarterly retainer fee of $3,125 and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the year ended December 31, 2009, compensation of these directors by the Fund totaled $192,500.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

(4)	Capital Share Transactions

Capital share transactions for the years ended December 31, 2009 and 2008 were as follows:

	Equity		Money Market		Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Capital shares issued on sales	1,691,434	4,134,758	41,782,044	87,727,402	4,061,330	3,099,909
Capital shares issued on reinvested dividends	25,660	211,054	—	663,868	—	—
Capital shares redeemed	(3,558,752)	(7,168,214)	(47,912,691)	(81,757,541)	(3,440,642)	(7,989,964)

Net increase/(decrease)	(1,841,658)	(2,822,402)	(6,130,647)	6,633,729	620,688	(4,890,055)

	Omni		International		Capital Appreciation
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Capital shares issued on sales	312,835	421,723	2,665,036	7,833,032	902,182	1,255,285
Capital shares issued on reinvested dividends	49,851	99,786	—	—	78,247	80,282
Capital shares redeemed	(650,890)	(1,078,713)	(6,334,979)	(11,805,937)	(2,140,885)	(2,604,708)

Net increase/(decrease)	(288,204)	(557,204)	(3,669,943)	(3,972,905)	(1,160,456)	(1,269,141)

	Millennium		International Small-Mid Company		Aggressive Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Capital shares issued on sales	4,908,391	612,449	1,073,744	1,566,704	1,433,447	1,924,740
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(954,166)	(1,070,957)	(1,376,880)	(1,742,571)	(1,230,364)	(1,582,602)

Net increase/(decrease)	3,954,225	(458,508)	(303,136)	(175,867)	203,083	342,138

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Capital shares issued on sales	980,778	734,032	3,108,764	4,178,560	6,377,628	3,164,333
Capital shares issued on reinvested dividends	—	—	—	—	174,417	257,996
Capital shares redeemed	(689,601)	(874,270)	(6,253,894)	(2,040,368)	(4,084,406)	(3,820,480)

Net increase/(decrease)	291,177	(140,238)	(3,145,130)	2,138,192	2,467,639	(398,151)

	Strategic Value		High Income Bond		Capital Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Capital shares issued on sales	1,173,335	357,815	9,882,540	5,290,215	672,335	798,530
Capital shares issued on reinvested dividends	63,845	99,459	—	—	—	—
Capital shares redeemed	(624,258)	(1,187,546)	(4,957,356)	(4,584,159)	(665,264)	(613,810)

Net increase/(decrease)	612,922	(730,272)	4,925,184	706,056	7,071	184,720

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

	Nasdaq-100® Index		Bristol		Bryton Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Capital shares issued on sales	4,867,867	4,154,173	5,644,552	4,903,913	5,342,762	4,446,981
Capital shares issued on reinvested dividends	—	—	67,319	114,606	—	—
Capital shares redeemed	(3,951,131)	(4,197,643)	(2,776,615)	(2,027,717)	(2,297,640)	(2,018,949)

Net increase/(decrease)	916,736	(43,470)	2,935,256	2,990,802	3,045,122	2,428,032

	U.S. Equity		Balanced		Income Opportunity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Capital shares issued on sales	394,400	464,056	385,966	455,908	346,594	145,839
Capital shares issued on reinvested dividends	10,552	26,044	21,991	—	—	—
Capital shares redeemed	(454,184)	(446,366)	(269,350)	(305,499)	(204,725)	(104,661)

Net increase/(decrease)	(49,232)	43,734	138,607	150,409	141,869	41,178

	Target VIP		Target Equity/Income		Bristol Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Capital shares issued on sales	937,153	1,365,372	1,049,533	1,490,104	537,735	117,062
Capital shares issued on reinvested dividends	32,609	46,221	58,040	103,259	—	—
Capital shares redeemed	(976,438)	(629,173)	(1,662,506)	(1,206,350)	(125,964)	(38,489)

Net increase/(decrease)	(6,676)	782,420	(554,933)	387,013	411,771	78,573

(5)	Investment Transactions

Purchases and sales of investments (excluding short-term and government securities) for the year ended December 31, 2009 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation

Stocks and Bonds:
Purchases	$46,672,042	$18,216,806	$55,043,347	$304,477,749	$87,280,656
Sales	$61,068,725	$24,483,847	$57,676,620	$326,617,704	$100,025,288

		International
	Millennium	Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity

Stocks and Bonds:
Purchases	$201,991,378	$68,445,603	$6,496,493	$10,674,627	$174,739,514
Sales	$145,850,677	$69,266,467	$5,595,755	$8,121,807	$205,950,282

					Nasdaq-100®
	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Index

Stocks and Bonds:
Purchases	$52,539,406	$11,059,244	$81,313,419	$20,455,509	$15,423,546
Sales	$27,100,489	$6,038,619	$22,281,349	$20,124,816	$10,488,618

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity

Stocks and Bonds:
Purchases	$264,576,891	$93,686,888	$21,217,020	$9,435,179	$11,171,434
Sales	$231,503,782	$63,407,257	$22,083,687	$7,608,749	$10,162,000

	Target VIP	Target Equity/Income	Bristol Growth

Stocks and Bonds:
Purchase	$16,692,916	$20,685,802	$18,649,681
Sales	$16,593,161	$24,239,778	$15,829,657

Purchases and sales of government securities for the year ended December 31, 2009 were as follows:

	Bond	Balanced

Purchases	$11,644,375	$—
Sales	$9,882,297	$185,000

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The Small Cap Growth Portfolio may also participate in the above activities to protect against adverse changes in security prices or interest rates and may, for these purposes or hedging purposes, sell put options or purchase call options at any time. The S&P 500® Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with those Portfolios’ stated investment objectives. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and, for purchase options, are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Income Opportunity Portfolio’s written options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in a segregated account at the Portfolio’s custodian. Such collateral for the Portfolio is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedule of Investments. Written and purchased options are non-income producing securities.

The activity in the option contracts written and the premiums received by the Income Opportunity Portfolio for year ended December 31, 2009 is detailed as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	45	$117,749
Options written	3,009	7,831,827
Options exercised	—	—
Options expired	(62)	(71,772)
Options closed	(2,930)	(7,757,112)

Options outstanding, end of year	62	$120,692

Transactions involving purchased options by the Income Opportunity Portfolio for year ended December 31, 2009 were: Purchases: $864,486, Sales: $710,535, Expirations: $30,438.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts. Futures contracts are used for the purpose of hedging its existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash, commercial paper, or receivables for securities sold equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolios recognize unrealized appreciation/depreciation equal to the daily variation margin. When the contracts are closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market. The S&P 500® Index Portfolio may purchase or sell stock index futures contracts and the Nasdaq-100® Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100® Index in accordance with their stated investment objectives.

For the year ended December 31, 2009, there were no futures contracts executed in the Fund’s Portfolios.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. The market value of a foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. With respect to sales of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. A Portfolio incurs a realized gain if the value of the contract decreases between those dates. With respect to purchases of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The use of foreign currency contracts might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other currencies or securities. A Portfolio is also exposed to credit risk associated with counterparty nonperformance on these currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

The International Portfolio had open foreign currency contract commitments at December 31, 2009 and executed other similar contracts during 2009. These contracts were executed specifically to reduce the risk of a significant increase in the currency of a country that was under-weighted in investment by the Portfolio relative to the Portfolio’s benchmark index.

When the June 29, 2009 contract experienced a significant unrealized gain, inverse contracts were executed in order to offset the impact of the June 29, 2009 contract and thereby, lock in the gain. Details of the contracts outstanding at December 31, 2009 are as follows:

Contracts to buy foreign currency: (AUD-Australian Dollar)

					Unrealized
		Currency to	Currency to	Contract at	Appreciation/
Date of contract	Exchange date	receive	deliver	value	Depreciation

June 29, 2009	January 11, 2010	11,421,477 AUD	$9,101,318	$10,251,461	$1,150,143

Contracts to sell foreign currency: (AUD-Australian Dollar)

					Unrealized
		Currency to	Currency to	Contract at	Appreciation/
Date of contract	Exchange date	receive	deliver	value	Depreciation

October 28, 2009	January 11, 2010	$5,086,680	5,700,000 AUD	$5,116,092	$(29,412)
December 16, 2009	January 11, 2010	5,139,889	5,721,477 AUD	$5,135,369	$4,520

For year ended December 31, 2009, the notional value of foreign currency contracts opened and closed by the International Portfolio was approximately $6.65 million for currency bought and approximately $3.64 million for currency sold.

For year ended December 31, 2009, the notional value of foreign currency contracts opened and closed by the International Small-Mid Company Portfolio was approximately $0.75 million for currency bought and approximately $0.76 million for currency sold.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended, December 31, 2009 were as follows:

					Location on
			Value of	Value of	Statement of
			Asset	Liability	Assets and
Portfolio	Instrument	Primary Risk Type	Derivatives	Derivatives	Liabilities

International	Contracts to buy foreign currency	Currency exchange rate	$10,251,461	$(9,101,318)	(1)
International	Contracts to sell foreign currency	Currency exchange rate	$10,226,569	$(10,251,461)	(1)
Income Opportunity	Purchased options	Equity price	$6,555	—	(2)
Income Opportunity	Written options	Equity price	—	$141,112	(3)

(1) Net unrealized appreciation on foreign currency contacts
(2) Investments in securities, at value
(3) Options written, at value

				Change in
				Unrealized
			Realized Gain	Appreciation
			(Loss) on	(Depreciation) on
			Derivatives	Derivatives	Location on
			Recognized in	Recognized in	on Statement
Portfolio	Instrument	Primary Risk Type	Income	Income	of Operations

International	Currency contracts	Currency exchange rate	$(77,667)	$1,125,251	(1), (2)
International Small-Mid Company	Currency contracts	Currency exchange rate	$11,798	$—	(1), (2)
Income Opportunity	Purchased options	Equity price	$(131,163)	$4,124	(3), (4)
	Written options	Equity price	(421,067)	5,831	(5), (6)

(1) Net realized gain (loss) on foreign currency contracts
(2) Change in unrealized appreciation/depreciation on foreign currency contracts
(3) Net realized gain (loss) on investments
(4) Change in unrealized appreciation/depreciation on investments
(5) Net realized gain (loss) on written options
(6) Change in unrealized appreciation/depreciation on written options

(7)	Temporary Guarantee Program

On October 9, 2008, the Board approved the participation of the Money Market Portfolio in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Participation in the initial three months of the Program required a payment to the U.S. Department of the Treasury (the “Treasury”) in the amount of 0.01% of the net asset value of the Money Market Portfolio as of the close of business on September 19, 2008.

On November 24, 2008, the Treasury announced that the Secretary of the Treasury elected to extend the Program until April 30, 2009 (the “Program Extension”) to support ongoing stability in the market. On December 4, 2008, the Board approved the participation of the Money Market Portfolio in the Program Extension. Continued participation in the Program required a payment to the Treasury in the amount of 0.015% of the net asset value of the Money Market Portfolio as of the close of business on September 19, 2008. As with the payment for the initial term of the Program, the Program Extension payment was borne by the Money Market Portfolio. The pro-rated portion of the payment for the period from January 1, 2009 to April 30, 2009 is included in the Statement of Operations of the Money Market Portfolio. The remainder of the payment was included in the Statement of Operations in the prior fiscal year.

On April 2, 2009, the Board decided that the Fund should not participate in a further extension of the Program beyond April 30, 2009.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

(8)	Federal Income Tax Information

At December 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

Equity	$52,010	$—	$52,010	$(116,170,176)	$(1,728,916)	$(117,847,082)
Money Market	—	—	—	—	—	—
Bond	6,041,762	—	6,041,762	(17,312,362)	3,827,515	(7,443,085)
Omni	96,307	—	96,307	(10,269,375)	2,115,978	(8,057,090)
International	2,464,879	—	2,464,879	(125,152,323)	43,676,346	(79,011,098)
Capital Appreciation	160,402	—	160,402	(41,236,635)	8,754,288	(32,321,945)
Millennium	—	—	—	(34,620,720)	17,150,421	(17,470,299)
International Small-Mid Company	85,568	—	85,568	(27,125,848)	17,941,039	(9,099,241)
Aggressive Growth	—	—	—	(7,356,638)	3,088,823	(4,267,815)
Small Cap Growth	—	—	—	(7,281,231)	1,587,752	(5,693,479)
Mid Cap Opportunity	—	—	—	(40,356,198)	3,407,752	(36,948,446)
S&P 500® Index	286,436	—	286,436	(16,601,420)	3,156,023	(13,158,961)
Strategic Value	39,369	—	39,369	(9,351,338)	254,881	(9,057,088)
High Income Bond	10,496,614	—	10,496,614	(3,330,556)	2,241,777	9,407,835
Capital Growth	3,532	—	3,532	(14,732,557)	6,732,551	(7,996,474)
Nasdaq-100® Index	67,713	—	67,713	(4,780,502)	8,003,377	3,290,588
Bristol	107,371	—	107,371	(21,958,222)	10,046,734	(11,804,117)
Bryton Growth	—	—	—	(13,623,623)	14,920,208	1,296,585
U.S. Equity	19,083	—	19,083	(8,538,048)	1,853,224	(6,665,741)
Balanced	46,186	—	46,186	(1,720,803)	1,199,301	(475,316)
Income Opportunity	20,040	—	20,040	(577,479)	806,862	249,423
Target VIP	32,199	—	32,199	(11,151,541)	1,394,652	(9,724,690)
Target Equity/Income	38,355	—	38,355	(18,046,200)	889,262	(17,118,583)
Bristol Growth	19,274	—	19,274	(1,445,176)	871,559	(554,343)

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010:

	Post-October	Post-October
Portfolio	Losses	Currency Losses

Capital Appreciation	$—	$3,802
Millennium	855,988	—
International Small-Mid Company	443,449	6,312
Aggressive Growth	230,463	3
Small Cap Growth	100,701	—
S&P 500® Index	1,111,876	—
Strategic Value	64,688	2,660
Nasdaq-100® Index	6,090	—
Bryton Growth	204,860	—
U.S. Equity	49,801	—
Income Opportunity	100,508	—
Target Equity/Income	87,769	—
Bristol Growth	16,804	—

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2009 that are available to offset future realized gains, if any:

	Total Loss	Expiration Amount by Year
Portfolio	Carryforward	2010	2011	2012	2013	2014	2015	2016	2017

Equity	$116,170,176	$—	$—	$—	$—	$—	$—	$68,747,789	$47,422,387
Bond	17,312,362	—	1,386,670	—	560,097	733,695	—	5,109,146	9,522,754
Omni	10,269,375	—	—	—	—	—	—	4,973,650	5,295,725
International	125,152,323	—	—	—	—	—	—	59,360,193	65,792,130
Capital Appreciation	41,232,833	—	—	—	—	—	—	10,389,692	30,843,141
Millennium	33,764,732	17,131,037	1,610,585	—	—	—	—	7,511,040	7,512,070
International Small-Mid Company	26,676,087	—	—	—	—	—	—	15,783,654	10,892,433
Aggressive Growth	7,126,172	4,415,159	—	—	—	—	—	694,915	2,016,098
Small Cap Growth	7,180,530	3,671,938	—	—	—	—	—	785,300	2,723,292
Mid Cap Opportunity	40,356,198	—	—	—	—	—	—	26,704,738	13,651,460
S&P 500® Index	15,489,544	13,544,388	—	134,482	—	—	—	1,597,902	212,772
Strategic Value	9,283,990	1,170,471	75,015	—	—	—	—	5,765,741	2,272,763
High Income Bond	3,330,556	1,284,828	563,088					508,108	974,532
Capital Growth	14,732,557	9,318,782	—	—	—	—	—	—	5,413,775
Nasdaq-100® Index	4,774,412	915,546	1,110,252	701,524	531,984	215,042	30,818	—	1,269,246
Bristol	21,958,222	—	—	—	—	—	—	11,896,631	10,061,591
Bryton Growth	13,418,763	—	—	—	—	—	—	3,419,820	9,998,943
U.S. Equity	8,488,247	—	—	—	—	—	—	4,481,829	4,006,418
Balanced	1,720,803	—	—	—	—	—	—	1,179,209	541,594
Income Opportunity	476,971	—	—	—	—	—	—	—	476,971
Target VIP	11,151,541	—	—	—	—	—	—	—	11,151,541
Target Equity/Income	17,958,431	—	—	—	—	—	—	—	17,958,431
Bristol Growth	1,428,372	—	—	—	—	—	—	836,472	591,900

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

During the year ended December 31, 2009, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These classifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These classifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain (loss) accounts on a tax basis.

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2009, were as follows:

		Net	Net	Total
	Ordinary	Short-Term	Long-Term	Distribution
Portfolio	Income	Capital Gains	Capital Gains	Paid

Equity	$474,966	$—	$—	$474,966
Omni	722,837	—	—	722,837
Capital Appreciation	1,371,677	—	—	1,371,677
S&P 500® Index	2,047,655	—	—	2,047,655
Strategic Value	553,534	—	—	553,534
Bristol	753,303	—	—	753,303
U.S. Equity	97,286	—	—	97,286
Balanced	289,620	—	—	289,620
Target VIP	253,696	—	—	253,696
Target Equity/Income	416,144	—	—	416,144

Cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2009 for Federal income tax purposes.

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$50,990,759	$5,072,309	$3,854,235	$48,896,227	$17,671,533	$18,165,939
Depreciation	(52,719,675)	(1,244,794)	(1,738,257)	(5,219,881)	(8,917,245)	(1,015,518)

Net unrealized appreciation (depreciation)	$(1,728,916)	$3,827,515	$2,115,978	$43,676,346	$8,754,288	$17,150,421

Aggregate cost of securities:	$226,312,543	$131,124,545	$39,204,427	$165,743,959	$118,746,825	$92,278,665

	International
	Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value

Gross unrealized:
Appreciation	$19,745,178	$4,882,077	$4,831,964	$3,736,006	$36,260,158	$1,355,397
Depreciation	(1,804,139)	(1,793,254)	(3,244,212)	(328,254)	(33,104,135)	(1,100,516)

Net unrealized appreciation	$17,941,039	$3,088,823	$1,587,752	$3,407,752	$3,156,023	$254,881

Aggregate cost of securities:	$53,141,548	$24,207,703	$21,215,886	$60,393,872	$157,376,369	$19,452,331

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2009

	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity

Gross unrealized:
Appreciation	$10,945,374	$9,019,903	$12,708,747	$16,517,644	$20,299,781	$2,109,276
Depreciation	(8,703,597)	(2,287,352)	(4,705,370)	(6,470,910)	(5,379,573)	(256,052)

Net unrealized appreciation	$2,241,777	$6,732,551	$8,003,377	$10,046,734	$14,920,208	$1,853,224

Aggregate cost of securities:	$155,709,563	$30,110,781	$40,078,650	$133,737,567	$98,753,014	$12,731,863

	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth

Gross unrealized:
Appreciation	$1,474,498	$863,961	$2,881,980	$2,989,562	$1,171,019
Depreciation	(275,197)	(57,099)	(1,487,328)	(2,100,300)	(299,460)

Net unrealized appreciation	$1,199,301	$806,862	$1,394,652	$889,262	$871,559

Aggregate cost of securities:	$12,327,987	$6,702,478	$19,183,415	$21,745,677	$9,551,806

Ohio National Fund, Inc.

 Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
  Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ohio National Fund, Inc., comprising the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq–100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and Bristol Growth Portfolio (each a Portfolio and collectively, the Portfolios), as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 18, 2010

Ohio National Fund, Inc.

Additional Information	December 31, 2009 (Unaudited)

(1)	Review and Approval of Advisory and Subadvisory Agreements

The Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement with ONI (the “Adviser”) and, as applicable and except as noted below, the Sub-Advisory Agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below twice during the year ended December 31, 2009 — first at a meeting on August 20, 2009 (the “August Meeting”) and again at a meeting on November 19, 2009 (the “November Meeting”). The approvals at the November Meeting were undertaken to adjust the timing of the annual review process for the convenience of the Board and the Adviser. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approvals of the continuation of these agreements at each meeting.

For purposes of the discussion below, the Directors considered the same data and sources of information and undertook the same review process, as described below, at each meeting, except that the Directors considered portfolio performance information for the periods ended July 31, 2009 at the August meeting and the periods ended October 31, 2009 at the November Meeting.

At each meeting the Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Sub-Adviser from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b) the fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Investment Advisory and Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through July 31, 2009 (October 31, 2009 for the November Meeting), (2) comparative performance, advisory fee and expense information for each Portfolio’s Morningstar Peer Group; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the total expenses of each Portfolio; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense information regarding each Portfolio provided to them periodically throughout the year. They also met with an independent consultant at each meeting to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Independent Directors were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Independent Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance of the Sub-Advisers, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a Sub-Advisory Agreement (all Portfolios other than the Money Market Portfolio, Bond Portfolio, S&P 500 Index Portfolio, Nasdaq-100 Index Portfolio and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed biographical information on each Sub-Adviser’s portfolio management and other professional

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

staff, and each Sub-Adviser’s brokerage practices. The Directors also reviewed the performance record of each Portfolio or portion of a Portfolio managed by the applicable Sub-Adviser. The Board also considered the quality of each Sub-Adviser’s compliance program as it relates to the applicable Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance

A representative of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended July 31, 2009 (October 31, 2009 for the November Meeting), as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board noted that on a quarterly basis it receives a report from an independent consultant with detailed information about each Portfolio’s performance results and investment strategies. The Board also receives a report from the consultant on those portfolios that the consultant has identified as underperforming. The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the fee’s difference from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group.

Additionally, the Board considered certain adjusted statistics for Portfolios whose Morningstar Peer Group’s average advisory fee was likely to be skewed by the inclusion of index funds and funds of funds. The Board looked at the average assets for each fund in the respective peer group, excluding index funds and funds of funds (the “Adjusted Peer Group”) and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had assets equal to the adjusted peer group’s average assets. The Board considered that comparison on an absolute and percentile ranking basis.

The Board also considered the fees paid to Sub-Advisers. With respect to the Portfolios sub-advised by Suffolk, an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser. With respect to those Portfolios sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board relied to a degree on the Adviser’s negotiation of each Sub-Advisory Agreement on an arm’s-length basis, noting in particular that the Adviser had recently negotiated a decrease in the sub-advisory fee (and advisory fee) for certain Portfolios. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed accounts and other accounts other than the Portfolios and had no concerns with those rates relative to the fees charged to the Portfolio. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Profitability

The Board considered the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Portfolio Sub-Advisers. The Directors took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio certain of its expenses should they exceed a specified amount. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Portfolio Sub-Adviser other than Suffolk. Accordingly, the cost of services provided by each unaffiliated Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers was not a material factor in the Board’s deliberations.

In considering the reasonableness of the sub-advisory fees payable by the Adviser to Suffolk, the Directors noted that the Adviser, not the Portfolios, is responsible for paying sub-advisory fees to Suffolk and therefore concluded that the profitability to Suffolk of its relationship to the applicable Portfolios was not a material factor in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from its sub-advisory arrangement with Suffolk was not a material factor in the Board’s deliberations.

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as specifically indicated, the performance data described below for each Portfolio is for periods ended July 31, 2009 (“July Periods”) and October 31, 2009 (“October Periods”) and the advisory fee and expense data described below is through May 31, 2009 for a Portfolio’s Morningstar peer group and its Adjusted Peer Group.

Equity Portfolio (Adviser — ONI, Sub-Adviser — Legg Mason)

The Portfolio significantly outperformed its benchmark index and peer group average year-to-date for the July and October Periods and for the 1-year October Period, although it has underperformed for the 3- and 5-year July and October Periods. At the August Meeting, the Directors indicated that more time was necessary to determine whether the recent positive relative performance was indicative that the Portfolio had turned the corner, and agreed with the Adviser’s decision to keep the Portfolio on its watchlist. At the November meeting, the Adviser reported that it had removed the Portfolio from its watchlist due to the recent outstanding relative performance. The Directors agreed with the Adviser’s decision to remove the Portfolio from the watchlist, and noted the Adviser’s close monitoring of performance. At both meetings, the Directors noted that the Portfolio’s advisory fee is higher than the peer group average, but recognized that the Portfolio’s excellent performance for periods beyond five years was some justification for the fee. Based upon its review, the Board concluded that appropriate action was being taken to address performance and that the advisory and sub-advisory fees were reasonable.

Money Market Portfolio (Adviser — ONI)

The Portfolio underperformed its peer group average for the year-to-date and trailing 1-year July and October Periods. The Adviser reported that the Portfolio’s underperformance was expected because the portfolio manager had moved the Portfolio in a more conservative direction to protect its value. The Directors noted that the Adviser has agreed to waive 5 basis points of the advisory fee below the first fee breakpoint, that the Portfolio’s expense ratio is well below average relative to its peer group and that the Adviser has a low profit margin for the Portfolio. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Bond Portfolio (Adviser — ONI)

Although the Portfolio underperformed its benchmark index for the 1-, 3- and 5-year July and October Periods and its peer group average for the 3- and 5-year July and October Periods, its recent performance has improved. It has outperformed its benchmark index and peer group average for the year-to-date July and October Periods and its peer group average for the 1-year October Period. The Board acknowledged that the widening of credit spreads at the end of 2008 had hurt the Portfolio’s performance, but the year-to-date market has been more favorable. The Directors noted that the Portfolio’s advisory fee would be 1 basis point below the Adjusted Peer Group’s average if its average net assets were the same as the peer group’s.

The Board considered the Advisor’s profitability for the Portfolio to be a reasonable amount. The Board credited the Portfolio’s stronger performance on the manager’s shift to investing in higher quality bonds and noted that the Portfolio’s relatively short average security duration had enabled the manager to take better advantage of increasing interest rates than many of the Portfolio’s peers. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Omni Portfolio (Adviser — ONI, Sub-Adviser — Suffolk)

The Omni Portfolio significantly outperformed both its benchmark index and its peer group average for all July and October Periods. The Portfolio’s advisory fee was above its peer group average, but compared to the Adjusted Peer Group, the advisory fee was below the 50th percentile. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Portfolio (Adviser — ONI, Sub-Adviser — Federated Global)

The International Portfolio underperformed its benchmark index for the July and October Periods and slightly underperformed its peer group average for the year-to-date October Period. The Board considered that the Portfolio has a new portfolio manager who started in January 2009,

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

and as a result, concluded that the Board should focus on performance under the new portfolio manager. The Board noted that the Portfolio’s country allocation is model-driven and that the Sub-Adviser has made recent changes to the model that have benefited the Portfolio’s recent performance. The Board also noted that the Portfolio’s advisory fee and expense ratio were below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser — ONI, Sub-Adviser — Jennison)

The Portfolio significantly outperformed its benchmark index and peer group average for all July and October Periods. The Portfolio’s advisory fee was higher than the peer group average, but the Directors noted that compared to the Adjusted Peer Group, the advisory fee was only slightly above the average. They also noted that the Portfolio’s expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Millennium Portfolio (Adviser — ONI, Sub-Adviser — Neuberger Berman)

At the August meeting, the Adviser reported that the Portfolio’s performance has been poor historically and worse in the year-to-date period, as well as very volatile. The Portfolio’s performance was substantially below that of its benchmark index and peer group average year-to-date and for the 1-year period. The Board noted that the Portfolio has been on the Adviser’s watchlist due to recent ownership changes to the Sub-Adviser. The Adviser recommended that the Board approve the Sub-Advisory Agreement with a shorter, probationary duration. The Board considered the Adviser’s recommendation, noting the Adviser’s commitment to visit the Sub-Adviser in the near future, and, based upon its review, concluded that approval of the continuation of the Sub-Advisory Agreement for a six-month period was appropriate.

At the November meeting, the Adviser reported that the Portfolio’s performance continued to be poor relative to that of its benchmark index and peer group average. The Adviser reminded the Directors that at the August meeting they had approved the continuation of the Sub-Advisory Agreement for a 6-month period in order to communicate the Board’s concern about performance. After indicating that the Sub-Adviser was aware of the Board’s concerns, the Adviser recommended that the Sub-Advisory Agreement be renewed for an additional year, emphasizing that the Adviser would continue to monitor the Sub-Adviser’s performance closely. The Directors remarked that the advisory fee for the Portfolio is below average and that a change of the Sub-Adviser might require a higher fee. Based upon its review, the Board determined to follow the Adviser’s recommendation, noting that the Portfolio would remain on the watchlist for performance reasons. They concluded that appropriate action was being taken to address performance and that the advisory and sub-advisory fees were reasonable.

International Small-Mid Company Portfolio (Adviser — ONI, Sub-Adviser — Federated Global)

At the August meeting, the Board noted that the Portfolio had strong 3- and 5-year performance, but recently had been underperforming against its benchmark index and peer group average. At the November meeting, the Board noted that the Portfolio had slightly underperformed its benchmark index for the 3-year period and its peer group average for the 3- and 5-year periods. The Board also noted that its relative performance has been worse year-to-date and for the 1-year period. At both meetings, the Board considered that the Adviser is closely monitoring the Portfolio and that the Adviser noted that the small to mid cap market frequently is volatile. The Board noted that the Portfolio’s low allocation to emerging markets had hurt its performance year-to-date relative to its benchmark index and peer group, but that the Portfolio’s absolute returns were still significantly positive. The benchmarks for the Portfolio also vary widely. The Portfolio’s advisory fee and expense ratio were both below average relative to the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Aggressive Growth Portfolio (Adviser — ONI, Sub-Adviser — Janus)

The Portfolio substantially outperformed its benchmark index and peer group for all periods. The Portfolio’s advisory fee was above average compared to its peer group, but it is closer to the average when compared to the Adjusted Peer Group. The Portfolio’s overall expense ratio was slightly above the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser — ONI, Sub-Adviser — Janus)

The Portfolio has significantly outperformed its benchmark and peer group average for all July and October Periods. The Adviser indicated that the sub-advisory fee is higher than the peer group average and is the highest of the Fund’s four small cap strategy Portfolios. At the August meeting, the Adviser reported that it had requested, and the Sub-Adviser had agreed, to reduce its sub-advisory fee, which reduction would be passed through to the Portfolio shareholders by a similar reduction in the advisory fee. At the November meeting, the Adviser reminded the Directors of the reduction. At both meetings, the Board commended the Adviser for the reduction and, based on its review, concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

Mid Cap Opportunity Portfolio (Adviser — ONI, Sub-Adviser (prior to December 18, 2009) — RS Investment Management Co. LLC)

At the August Meeting, the Adviser recommended that the Board select a new Sub-Adviser for the Portfolio because the Portfolio’s performance has been poor for several years and approved the continuation of the current Sub-Advisory Agreement until a new Sub-Adviser would be selected and approved by the Board. At the November Meeting, the Adviser noted that a new Sub-Adviser had been selected and approved by the Board earlier in the meeting. The Adviser also recommended that the Board approve the continuance of the current Sub-Advisory Agreement until the new Sub-Adviser begins managing the Portfolio, expected to be January 1, 2010. Based on its review of the information provided, the Directors agreed with the Adviser’s recommendation and determined to approve the continuation of the Sub-Advisory Agreement until the new Sub-Adviser begins managing the Portfolio.

S&P 500® Index Portfolio (Adviser — ONI)

While the Portfolio underperformed its benchmark year-to-date for the July and October Periods, the Board noted that its performance generally was in line with the S&P 500 Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio is only slightly above average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Strategic Value Portfolio (Adviser — ONI, Sub-Adviser — Federated Equity)

The Portfolio outperformed its benchmark index for all July and October Periods, but trailed its peer group average. The Board considered that the portfolio manager has been consistent with his dividend-based approach, which included a significant number of financial services investments. The Directors noted that the peer group is difficult to compile for this Portfolio and that they believed the benchmark index is a more appropriate comparison. The Directors also noted that the Portfolio’s advisory fee is close to the peer group average and that the expense ratio is close to the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

High Income Bond Portfolio (Adviser — ONI, Sub-Adviser — Federated Investment)

The Portfolio’s manager has been the manager for several years and has maintained a strong track record, with performance significantly higher than the peer group average for all July and October Periods. However, the Portfolio’s performance trailed its benchmark index for the year-to-date and trailing 1-, 3- and 5-year July and October Periods. The Adviser noted that the bond market has been very volatile, which makes comparing the Portfolio to a benchmark more difficult. The Directors indicated that they were less concerned about the underperformance relative to the benchmark. They noted that the advisory fee was slightly above the peer group average and that the Portfolio’s overall expense ratio was equal to the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Growth Portfolio (Adviser — ONI, Sub-Adviser — Eagle)

At the August meeting, the Adviser pointed out that the Portfolio had above-average performance for its 3- and 5-year periods, but had been underperforming its benchmark index for 2009. The Adviser indicated that the relative performance had improved in August and emphasized that the Directors should focus on the longer term performance. The Directors indicated that they were not significantly concerned about the recent underperformance. At the November meeting, the Directors noted that the Portfolio had above-average performance for its 1-, 3- and 5-year periods, and had been slightly outperforming its benchmark index and slightly underperforming its peer group average for 2009. The Directors noted at both meetings that although the advisory fee is above average for the peer group, the expenses are below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Nasdaq-100® Index Portfolio (Adviser — ONI)

While the Portfolio underperformed its benchmark year-to-date for the July and October Periods, the Board noted that its performance generally was in line with the Nasdaq-100 Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio is significantly below average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Bristol Portfolio (Adviser — ONI, Sub-Adviser — Suffolk)

The Portfolio significantly outperformed its benchmark and peer group average for year-to-date July and October Periods, and had good performance for the other trailing periods. The Directors noted that the Portfolio’s advisory fee is above average and that the Portfolio’s expense

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

ratio is also above average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser — ONI, Sub-Adviser — Suffolk)

The Portfolio outperformed its benchmark index and peer group average year-to-date and for the 3- and 5-year July and October Periods, but underperformed for the trailing 1-year July and October Periods. The Board considered that the Portfolio’s advisory fee is close to the peer group average and the expense ratio is below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

U.S. Equity Portfolio (Adviser — ONI, Sub-Adviser — ICON)

The Portfolio has significantly underperformed its benchmark index and peer group average for all July and October Periods. The Adviser noted that there had been some improvement in relative performance after the portfolio manager made changes to its model. The Adviser indicated that the Portfolio remains on its watchlist. The Board considered that the Adviser continues to monitor the Portfolio’s performance closely. Based upon its review, the Directors also noted that advisory fees and expenses were slightly above average. The Board concluded that appropriate action was being taken to address performance and that the advisory and sub-advisory fees were reasonable.

Balanced Portfolio (Adviser — ONI, Sub-Adviser — ICON)

The Portfolio significantly outperformed its benchmark index for the year-to-date July and October Periods and has good relative performance for the 3- and 5-year periods. The Directors noted that the Portfolio’s advisory fee is higher than average. At the August meeting, the Adviser reported that it had requested, and the Sub-Adviser had agreed, to reduce its sub-advisory fee, and that the reduction would be passed through to Portfolio shareholders by a similar reduction in the advisory fee. At the November meeting, the Adviser reminded the Directors of the reduction. At both meetings, the Board commended the Adviser for the reduction and, based on its review, concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Income Opportunity Portfolio (Adviser — ONI, Sub-Adviser — ICON)

While the Portfolio significantly underperformed its benchmark index and peer group average for the year-to-date July and October Periods and the 1-year October Period, the Adviser pointed out that it would expect the Portfolio to trail in rising markets and outperform in falling markets. The Board considered that the Portfolio’s strategy is to provide downside protection at the expense of upside returns and noted that the Portfolio had significantly outperformed its benchmark index for the periods when the market was generally down. The Board did not rely on peer group comparisons for the Portfolio because of the difficulty in finding comparable funds. While the Portfolio’s advisory fees and expenses were above average, the Adviser pointed out that the size of the Portfolio has resulted in higher expenses. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub- advisory fees were reasonable.

Target VIP Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly year-to-date and for the 1- and 3-year July and October Periods. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Directors also noted that the advisory fees and expense ratio for the Portfolio were below average. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target Equity/Income Portfolio (Adviser — ONI, Sub-Adviser — First Trust)

The Portfolio has performed poorly year-to-date and for the 1- and 3-year July and October Periods. The Board considered that the Portfolio is based on a quantitative model that has fallen out of favor with the market. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect poorly on the Adviser, but is a function of the effectiveness of the model. The Directors also noted that the advisory fees for the Portfolio were in the 56th percentile and the expense ratio was in the 50th percentile. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio (Adviser — ONI, Sub-Adviser — Suffolk)

The Portfolio significantly outperformed its benchmark and peer group average for the year-to-date July and October Periods and the 1-year October Period, and has performed well since inception. The Directors noted that the Portfolio’s advisory fee is above its peer group average and that its overall expense ratio is significantly above the peer group average, which the Board attributed largely to the Portfolio’s size. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the Sub-Advisory Agreement with respect to each Portfolio (except as noted above with respect to the Mid Cap Opportunity Portfolio), in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable Sub-Advisory Agreement, respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the Sub-Advisory Agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the Investment Advisory Agreement and, as applicable, the Sub-Advisory Agreement for each Portfolio.

Approval of New Sub-Adviser for Mid Cap Opportunity Portfolio.

At the November meeting, the Board of Directors met for the specific purpose of considering the approval of a sub-advisory agreement for the Mid Cap Opportunity Portfolio with a new Sub-Adviser. A representative of the Adviser reminded the Directors that at the August meeting they had asked the Adviser to make a recommendation of a successor Sub-Adviser for the Portfolio, and indicated that the Adviser was recommending that Goldman Sachs Asset Management L. P. (“GSAM”) be the replacement. He then referred the Directors to a spreadsheet comparing the composite returns through June 30, 2009 for a number of potential sub-advisers for the Portfolio, noting that GSAM’s composite returns and ranking as compared to the other potential sub-advisers made it the clear best choice to be the Sub-Adviser for the Portfolio. He pointed out that a copy of the proposed Sub-Advisory Agreement was included in the Board materials, noting that it reflected no changes in the fees payable to the Sub-Adviser.

A representative of the Adviser then introduced representatives of GSAM, who distributed background information regarding the firm and its investment team, as well as a description of its strategy for mid cap growth investing and information comparing the returns of its mid cap growth composite to the returns of the Russell Midcap Growth Index for the 1-year, 3-year, 5-year, 10-year and since inception (6/1/99) periods ended October 31, 2009. One of the representatives, a senior client portfolio manager for GSAM’s growth equity team, described the firm’s growth investment philosophy and strategy, its portfolio construction process and its approach to risk management. He then reviewed the firm’s composite performance as compared to the Russell Midcap Growth Index with the Directors. The Directors noted that the GSAM composite had outperformed the Index for all periods, ranging from 316 basis points in outperformance for the trailing 5-year period to 1,058 basis points for the year-to-date period ended October 31, 2009.

The Fund’s Chief Compliance Officer then reported that he had reviewed the compliance policies and procedures of GSAM as they would relate to the Portfolio and reported that, based on his review and certifications received from GSAM, he believes that the policies and procedures of GSAM are reasonably designed to prevent violations of the federal securities laws. He also reported that based on his review of GSAM’s Code of Ethics, he believes that GSAM has established a Code of Ethics containing provisions reasonably necessary to prevent its access persons from engaging in prohibited activities.

After discussion, the Directors indicated that they were very impressed by the performance and presentation of GSAM, noting in particular that GSAM’s composite performance relative to the Russell Midcap Growth Index and relative to other potential sub-advisers made it the obvious choice. They also noted that the new Sub-Advisory Agreement would be the same in all material respects as the existing Sub-Advisory Agreement and that the advisory and sub-advisory fees, including breakpoints, would remain the same. In unanimously determining to approve the proposed new Sub-Advisory Agreement, the Directors concluded that the terms of the Agreement were fair and reasonable and that approval was in the best interests of the Portfolio and its shareholders. They made the approval effective January 1, 2010, or such other day as may be mutually agreed upon by the Fund and GSAM.

(2)	Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2009 and held through December 31, 2009.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	7/1/09 – 12/31/09
Portfolio	7/1/09	12/31/09	7/1/09 – 12/31/09	(Annualized)

Equity	$1,000.00	$1,235.56	$4.92	0.87%
Money Market	1,000.00	1,000.00	0.79	0.16%
Bond	1,000.00	1,085.03	3.61	0.69%
Omni	1,000.00	1,165.48	4.28	0.78%
International	1,000.00	1,290.12	6.14	1.06%
Capital Appreciation	1,000.00	1,227.57	5.01	0.89%
Millennium	1,000.00	1,175.88	5.00	0.91%
International Small-Mid Company	1,000.00	1,283.73	7.38	1.28%
Aggressive Growth	1,000.00	1,212.07	5.85	1.05%
Small Cap Growth	1,000.00	1,225.53	6.69	1.19%
Mid Cap Opportunity	1,000.00	1,278.84	5.69	0.99%
S&P 500® Index	1,000.00	1,221.92	2.80	0.50%
Strategic Value	1,000.00	1,196.28	5.61	1.01%
High Income Bond	1,000.00	1,183.11	4.76	0.86%
Capital Growth	1,000.00	1,247.85	6.01	1.06%
Nasdaq-100® Index	1,000.00	1,257.89	3.12	0.55%
Bristol	1,000.00	1,200.71	4.87	0.88%
Bryton Growth	1,000.00	1,180.15	5.24	0.95%
U.S. Equity	1,000.00	1,219.72	5.76	1.03%
Balanced	1,000.00	1,176.85	5.81	1.06%
Income Opportunity	1,000.00	1,146.52	8.31	1.54%
Target VIP	1,000.00	1,191.40	4.53	0.82%
Target Equity/Income	1,000.00	1,239.31	4.49	0.80%
Bristol Growth	1,000.00	1,220.36	6.85	1.22%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period (net)
	Value	Value	Period*	7/1/09 – 12/31/09
Portfolio	7/1/09	12/31/09	7/1/09 – 12/31/09	(Annualized)

Equity	$1,000.00	$1,020.81	$4.44	0.87%
Money Market	1,000.00	1,024.41	0.80	0.16%
Bond	1,000.00	1,021.74	3.50	0.69%
Omni	1,000.00	1,021.25	4.00	0.78%
International	1,000.00	1,019.84	5.42	1.06%
Capital Appreciation	1,000.00	1,020.71	4.54	0.89%
Millennium	1,000.00	1,020.61	4.64	0.91%
International Small-Mid Company	1,000.00	1,018.74	6.53	1.28%
Aggressive Growth	1,000.00	1,019.91	5.34	1.05%
Small Cap Growth	1,000.00	1,019.19	6.07	1.19%
Mid Cap Opportunity	1,000.00	1,020.21	5.04	0.99%
S&P 500® Index	1,000.00	1,022.69	2.55	0.50%
Strategic Value	1,000.00	1,020.09	5.16	1.01%
High Income Bond	1,000.00	1,020.85	4.41	0.86%
Capital Growth	1,000.00	1,019.86	5.40	1.06%
Nasdaq-100® Index	1,000.00	1,022.45	2.79	0.55%
Bristol	1,000.00	1,020.78	4.47	0.88%
Bryton Growth	1,000.00	1,020.40	4.86	0.95%
U.S. Equity	1,000.00	1,020.02	5.24	1.03%
Balanced	1,000.00	1,019.87	5.39	1.06%
Income Opportunity	1,000.00	1,017.46	7.81	1.54%
Target VIP	1,000.00	1,021.07	4.17	0.82%
Target Equity/Income	1,000.00	1,021.19	4.06	0.80%
Bristol Growth	1,000.00	1,019.03	6.23	1.22%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2009, and ordinary income consent dividends that were incurred in the 2009 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.0%	Strategic Value	90.3%
Money Market	0.0%	High Income Bond	0.21%
Bond	0.0%	Capital Growth	100.0%
Omni	47.1%	Nasdaq-100® Index	100.0%
International	0.0%	Bristol	100.0%
Capital Appreciation	100.0%	Bryton Growth	0.0%
Millennium	0.0%	U.S. Equity	39.4%
International Small-Mid Company	0.0%	Balanced	47.7%
Aggressive Growth	0.0%	Income Opportunity	100.0%
Small Cap Growth	0.0%	Target VIP	100.0%
Mid Cap Opportunity	0.0%	Target Equity/Income	100.0%
S&P 500® Index	100.0%	Bristol Growth	0.0%

(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	December 31, 2009 (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2009:

			Portion of Ordinary
	Creditable Foreign	Per Share	Income Distribution Derived
	Taxes Paid	Amount	from Foreign Sourced Income

International	$641,335	0.0319	100.00%
International Small-Mid Company	$111,447	0.0304	100.00%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

Ohio National Fund, Inc.

Information about Directors and Officers	December 31, 2009 (Unaudited)

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex*	Directorships During Past Five Years

Independent Directors
James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	65	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc., Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.

L. Ross Love 2121 Alpine Place Cincinnati, Ohio	63	Director, Member of Audit and Independent Directors Committee	Since March 1997	32	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the communications and medical equipment industries.); Director: The VQ Company; Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce.

George M. Vredeveld University of Cincinnati Economics Center for Education & Research 90 West Daniels Cincinnati, Ohio	67	Lead Independent Director, Member of Audit and Independent Directors Committee	Since March 1996	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	57	Director, Member of Audit and Independent Directors Committee	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director and Audit Committee Member: American Financial Group, Inc.; Director: Life Enriching Communities; Audit Committee Member: Health Alliance of Cincinnati, Red Cross Cincinnati Chapter; Investment Committee: Xavier University Foundation.

Interested Director and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	70	President, Chairman of the Board and Director	Since July 1997	32	Director and Vice Chairman: ONLIC; President, CEO and Director: NSLA; Director: ONI and various other Ohio National-affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera.

Thomas A. Barefield One Financial Way Cincinnnati, Ohio	56	Vice President	Since February 1998	32	Executive Vice President and Chief Marketing Officer — Institutional Sales: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Christopher A. Carlson One Financial Way Cincinnnati, Ohio	50	Vice President	Since March 2000	32	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies.

Dennis R. Taney One Financial Way Cincinnnati, Ohio	62	Chief Compliance Officer	Since August 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	41	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	December 31, 2009 (Unaudited)

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex*	Directorships During Past Five Years

Kimberly A. Plante One Financial Way Cincinnnati, Ohio	35	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.
Catherine E. Gehr One Financial Way Cincinnnati, Ohio	37	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.
Katherine L. Carter One Financial Way Cincinnnati, Ohio	30	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

*	The Fund Complex is defined as Ohio National Fund, Inc. and The Dow® Target Variable Fund LLC.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Item 2. Code Of Ethics.
As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.
Fiscal year ended December 31, 2009: $276,000
Fiscal year ended December 31, 2008: $275,800
(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2009: $4,600

Fiscal year ended December 31, 2008: $4,600

(c)	Tax Fees. None.

(d)	All Other Fees. None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)	(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2009 and 2008, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5. Audit Committee Of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11. Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ John J. Palmer John J. Palmer
President and Director
March 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ John J. Palmer John J. Palmer
President and Director
March 8, 2010

By:	/s/ R. Todd Brockman

R. Todd Brockman
Treasurer
March 8, 2010